UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2022

Fluidigm Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000, South San Francisco, California 94080

(Address of principal executive offices) (Zip Code)

(650) 266-6000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FLDM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Casdin and Viking Loan Agreement

On January 23, 2022, Fluidigm Corporation (the “Company”) entered into (i) a Loan Agreement, dated and effective as of January 23, 2022, among the lenders party thereto affiliated with Casdin Private Growth Equity Fund II, L.P. and the Company (the “Casdin Loan Agreement”) and (ii) a Loan Agreement, dated and effective as of January 23, 2022, among the lenders party thereto affiliated with Viking Global Investors LP and the Company (the “Viking Loan Agreement,” and together with the Casdin Loan Agreement, the “Loan Agreements”). Each Loan Agreement provides for a $12.5 million term loan to the Company (each, a “Term Loan” and collectively, the “Term Loans”). The Term Loans were fully drawn on January 24, 2022. The Term Loans mature on the 91st calendar day after the latest maturity date of the loans borrowed under the Company’s Loan and Security Agreement, dated as of August 2, 2018 (as amended, the “SVB Loan Agreement”), with Silicon Valley Bank (the “Maturity Date”).

The proceeds of the Term Loans may be used for working capital and general corporate purposes. The Company may not prepay the Term Loans under the Loan Agreements without the consent of their respective lenders. The Term Loans are subordinated to the obligations arising under the SVB Loan Agreement.

The Term Loans bear interest (i) from and including the effective date of the Loan Agreements to but excluding March 1, 2022, at 10%, (ii) from and including March 1, 2022 to but excluding June 1, 2022, at 12%, (iii) from and including June 1, 2022 to but excluding September 1, 2022, at 14%, and (iv) from and including September 1, 2022 and thereafter, at 16%. Interest accrues daily and is payable in kind by adding the accrued interest to the outstanding principal amount on the last date of each month. Principal, together with accrued and unpaid interest, is due on the Maturity Date.

Upon the issuance of the Series B Preferred Stock (as defined below) pursuant to the Purchase Agreements (as defined below), the Term Loans will be automatically converted into a number of shares of Series B-1 Preferred Stock (as defined below) or Series B-2 Preferred Stock (as defined below), in accordance with the terms of the Casdin Loan Agreement or the Viking Loan Agreement, as applicable, equal to (i) the outstanding principal amount of the applicable Term Loan (including any interest added to the original principal amount thereof) plus accrued and unpaid interest on the Term Loans divided by $1,000 multiplied by (ii) the Conversion Price (as defined in the Certificates of Designations (as defined below) for the Series B Preferred Stock) divided by $2.84. If the Series B Preferred Stock is not approved for issuance at a stockholder meeting or the Purchase Agreements are terminated, then the Term Loans will become convertible, at each lender’s option, into common stock, par value $0.001 per share, of the Company (the “Common Stock”) at an initial conversion rate of 352.1126 shares of Common Stock per $1,000 of conversion amount, subject to the cap set forth in the Loan Agreements. The conversion rate is subject to customary adjustments as set forth in the Loan Agreements.

The Loan Agreements contain customary affirmative covenants, including covenants regarding the payment of taxes and other obligations, maintenance of insurance, reporting requirements and compliance with applicable laws and regulations. Further, the Loan Agreements contain customary negative covenants limiting the ability of the Company and its subsidiaries, among other things, to incur debt, grant liens, make investments, make certain restricted payments and sell assets, in each case subject to certain exceptions. Upon the occurrence and during the continuance of an event of default, the lenders under each Loan Agreement may declare all outstanding principal and accrued and unpaid interest under such Loan Agreement immediately due and payable and may exercise the other rights and remedies provided for under such Loan Agreement. The events of default under the Loan Agreements include, subject to grace periods in certain instances, payment defaults, cross defaults with certain other indebtedness, breaches of covenants or representations and warranties, change in control of the Company, the occurrence of a Material Adverse Change (as defined in the Loan Agreements) and certain bankruptcy and insolvency events with respect to the Company and its subsidiaries.

The description of the Loan Agreements contained herein is qualified in its entirety by reference to the text of each of the Loan Agreements, which are attached as Exhibits 10.1 and 10.2, respectively, hereto, and incorporated herein by reference.

Series B-1 and B-2 Convertible Preferred Stock Purchase Agreements

Also on January 23, 2022, the Company entered into separate Series B Convertible Preferred Stock Purchase Agreements (together, the “Purchase Agreements” and the transactions contemplated by the Purchase Agreements, together, the “Preferred Equity Transactions”) with each of Casdin Private Growth Equity Fund II, L.P. and Casdin Partners Master Fund, L.P. (collectively, “Casdin”) and Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP (collectively, “Viking” and, together with Casdin, the “Purchasers”), pursuant to which, among other things, at the closing of the Preferred Equity Transactions (the “Closing”), and on the terms and subject to the conditions set forth therein, the Company will issue and sell in a private placement (a) to Casdin 112,500 shares of the Company’s newly designated Series B-1 Convertible Preferred Stock, par value $0.001 per share (“Series B-1 Preferred Stock”) in exchange for $112.5 million, and (b) to Viking, 112,500 shares of the Company’s newly designated Series B-2 Convertible Preferred Stock, par value $0.001 per share (“Series B-2 Preferred Stock” and, together with the Series B-1 Preferred Stock, the “Series B Preferred Stock”) in exchange for $112.5 million (collectively, the “Aggregate Purchase Price”). The Series B Preferred Stock to be purchased by Casdin and Viking pursuant to the Purchase Agreements is in addition to any Series B Preferred Stock to be issued upon conversion of outstanding amounts under the Loan Agreements. The proceeds of the Preferred Equity Transactions will be used by the Company for expenses related to the Preferred Equity Transactions, as well as working capital, general corporate purposes and potential future merger and acquisition opportunities that the Company may identify from time to time.

The board of directors of the Company (the “Board”) has (a) determined that it is in the best interests of the Company and its stockholders that the Company enter into the Purchase Agreements and consummate the Preferred Equity Transactions and the other transactions contemplated thereby on the terms and subject to the conditions set forth therein, (b) approved and declared advisable the Purchase Agreements, the Preferred Equity Transactions and the other transactions contemplated thereby on the terms and subject to the conditions set forth therein, (c) resolved to recommend that the Company’s stockholders approve the issuance of the Series B Preferred Stock in connection with the Preferred Equity Transactions and adopt the Certificates of Designations and (d) directed that the Preferred Equity Transactions be submitted to the Company’s stockholders for approval.

Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreements.

The Closing is subject to customary mutual closing conditions, including approval by the Company’s stockholders of the issuance of the Series B Preferred Stock in connection with the Preferred Equity Transactions. Each Preferred Equity Transaction is conditioned on the substantially contemporaneous consummation of the other Preferred Equity Transaction.

While the Purchase Agreements are in effect, there are various restrictions on the Company’s ability to solicit or entertain alternative transactions, whether in lieu of the Preferred Equity Transactions or otherwise.

The Purchase Agreements contain customary termination rights for the Company and each of the Purchasers, including by: (a) mutual written agreement of the applicable Purchaser and the Company; (b) the applicable Purchaser or the Company in the event of a permanent legal restraint prohibiting the Preferred Equity Transactions; (c) the applicable Purchaser or the Company if the Closing has not occurred by June 30, 2022; (d) the applicable Purchaser or the Company if the Company fails to obtain the approval of the Preferred Equity Transactions by its stockholders; (e) the applicable Purchaser if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the applicable Purchase Agreement, which breach or failure to perform would result in a failure of a closing condition, subject to cure rights; (f) the applicable Purchaser if at any time the Board has effected a Company Board Recommendation Change (as defined in, and subject to, the Purchase Agreements); (g) the Company if the applicable Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in the applicable Purchase Agreement, which breach or failure to perform would result in a failure of a closing condition, subject to cure rights; and (h) by the applicable Purchaser if the other Purchase Agreement has been terminated.

Generally speaking, the Company will be required to reimburse each Purchaser for an amount not to exceed $1,250,000 for each Purchaser’s documented expenses if the Purchase Agreements are terminated for any reason other than the applicable Purchaser’s breach of its Purchase Agreement. The Company will be required to pay each Purchaser a termination fee equal to $1,250,000 (for an aggregate payment to both Purchasers of $2,500,000) if the Purchase Agreements are terminated in certain circumstances; that amount may be offset against amounts paid by the Company for expense reimbursement. If a Purchase Agreement is terminated in certain circumstances and the Company subsequently effects an Acquisition Transaction (as defined in the Purchase Agreement), then the Company will owe the applicable Purchaser a termination fee of $2,500,000 (for an aggregate payment to both Purchasers of $5,000,000). If the Purchase Agreements are terminated due to the Board effecting a Company Board Recommendation Change, then the Company will owe the applicable Purchaser a termination fee of $5,000,000 (for an aggregate payment to both Purchasers of $10,000,000).

The Purchase Agreements contain customary representations and warranties from the Purchasers and the Company, and each party has agreed to certain covenants, including, among others, covenants relating to (a) the conduct of the Company’s business during the interim period between the execution of the Purchase Agreements and the Closing; (b) the use of reasonable best efforts to complete the Preferred Equity Transactions; (c) the preparation of the proxy statement and related stockholder meeting; (d) information access rights; (e) certain standstill provisions and preemptive rights and (f) the composition of the Board immediately after the Closing. The Purchase Agreements prohibit the Purchasers from transferring the Series B Preferred Stock, or Common Stock issued upon conversion of such Series B Preferred Stock, in either case without the Company’s consent for six months from the Closing, except for certain permitted transfers.

The foregoing summary of the Purchase Agreements and the transactions contemplated by the Purchase Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreements, which are attached as Exhibits 10.3 and 10.4, respectively, hereto and incorporated herein by reference.

The Loan Agreements and the Purchase Agreements each contain customary representations and warranties by the parties thereto. These representations and warranties were made solely for the benefit of the parties to such agreements and:

•	may not be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove inaccurate;

•	may have been qualified in the applicable agreement by disclosures that were made to the other party in the confidential disclosure documents;

•	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

•	were made only as of the date of the applicable agreement or such other date as may be specified in the applicable agreement.

The Loan Agreements and the Purchase Agreements each also contain customary covenants and agreements of the parties thereto. These covenants and agreements may have been qualified in the appliable agreement by disclosures that were made in confidential disclosure document to such agreement.

Registration Rights Agreement

Also on January 23, 2022, the Company entered into a Registration Rights Agreement with the Purchasers, pursuant to which the Purchasers will have certain customary registration rights with respect to shares issuable under the Loan Agreements and the Purchase Agreements, including (i) any shares of Common Stock acquired by any Holder (as defined in the Registration Rights Agreement) pursuant to the conversion of the Series B Preferred Stock in accordance with the Certificates of Designations, (ii) Common Stock issued upon conversion of the Term Loans if no Series B Preferred Stock is issued in accordance with the Loan Agreements and (iii) any shares of Common Stock acquired by any Holder pursuant to preemptive rights under the Purchase Agreements.

The foregoing summary of the Registration Rights Agreement and the transactions contemplated by the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is filed as Exhibit 10.5, to this Form 8-K and incorporated herein by reference.

Certificates of Designations for the Series B Preferred Stock

At the Closing, the Company will file with the Secretary of State of the State of Delaware two separate Certificates of Designations for the Series B-1 Preferred Stock and the Series B-2 Preferred Stock, respectively, establishing the powers, designations, preferences and privileges and the qualifications, limitations or restrictions of the shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock (collectively, the “Certificates of Designations”). The Certificates of Designations will become effective upon filing.

The Series B Preferred Stock will rank senior to the Common Stock, with respect to dividend rights, redemption rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Series B Preferred Stock has a liquidation preference equal to the greater of (i) the Liquidation Preference (as defined in the Certificates of Designations) and (ii) the amount per share of Series B Preferred Stock that such holder would have received had all holders of Series B Preferred Stock, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted all shares of Series B Preferred Stock into Common Stock pursuant to the terms of the applicable Certificate of Designations (without regard to any limitations on conversion contained therein). The holders of Series B Preferred Stock will be entitled to participate in all dividends declared on the Common Stock on an as-converted basis, on the terms and subject to the conditions set forth in the Certificates of Designations.

Subject to certain anti-dilution adjustments and limitations on conversion with respect to certain Purchasers, the Series B Preferred Stock will be convertible at the option of the holders thereof at any time into a number of shares of Common Stock equal to the Conversion Rate (as defined in the Certificates of Designations), which shall initially be 294.1176; provided that in lieu of fractional shares otherwise issuable in connection with the conversion of shares of Series B Preferred Stock, each holder will receive either (i) cash in lieu of fractional shares (if any) or (ii) one additional whole share of fully paid and nonassessable Common Stock. At any time after the fifth anniversary of the Closing, if the last reported sale price of the

Common Stock is greater than 250% of the Conversion Price as of such time for at least 20 consecutive trading days immediately preceding the date of the notice of mandatory conversion, the Company may elect to convert all of the outstanding shares of Series B Preferred Stock into shares of Common Stock.

If the Company undergoes certain change of control transactions, each holder of outstanding Series B Preferred Stock will have the option, subject to the holder’s right to convert all or a portion of the shares of Series B Preferred Stock held by such holder into Common Stock prior to such redemption, to require the Company to purchase all or a portion of such holder’s outstanding shares of Series B Preferred Stock that have not been converted into Common Stock at a purchase price per share of Series B Preferred Stock, payable in cash, equal to the greater of (A) the Liquidation Preference of such share of Series B Preferred Stock, and (B) the amount of cash and/or other property that such holder would have been entitled to receive if such holder had converted such share of Series B Preferred Stock into Common Stock (“Change of Control Put”). In the event of a change of control in which the Company is anticipated to merge with another person and will not be the surviving corporation or if the Common Stock will no longer be listed on a U.S. national securities exchange, the Company will have a right to redeem, subject to the holder’s right to convert into Common Stock prior to such redemption, all of such holder’s shares of Series B Preferred Stock, or if a holder exercises the Change of Control Put in part, the remainder of such holder’s shares of Series B Preferred Stock, at a redemption price per share payable in cash, equal to the greater of (A) the Liquidation Preference of such share of Series B Preferred Stock, and (B) the amount of cash and/or other property that the holder would have received if such holder had converted such share of Series B Preferred Stock into Common Stock.

After the seventh anniversary of the Closing, subject to certain conditions, the Company may, at its option, redeem all of the outstanding shares of Series B Preferred Stock at a redemption price per share of Series B Preferred Stock, payable in cash, equal to the Liquidation Preference.

The holders of shares of Series B Preferred Stock will have voting power measured in a manner related to the conversion ratio of the shares of Series B Preferred Stock and be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of equity interest of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock; provided, among other things, that to the extent the Series B-1 Preferred Stock or Series B-2 Preferred Stock held by the Casdin Parties or Viking Parties (as each term is defined the Purchase Agreements) would each, in the aggregate, represent voting rights with respect to more than 19.9% of the Common Stock (including the Series B Preferred Stock on an as-converted basis) (the “Voting Threshold”), the Casdin Parties or Viking Parties will not be permitted to exercise the voting rights with respect to any shares of Series B-1 Preferred Stock or Series B-2 Preferred Stock, as applicable, held by them in excess of the Voting Threshold and an officer of the Company shall exercise the voting rights with respect to such shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock in excess of the Voting Threshold in a neutral manner. The Certificates of Designations also provide that the holders of the Series B preferred will have separate class approval rights over certain specified actions that would affect the rights of holder of the Preferred Stock and other specified matters.

In addition, from and after the Closing of the Preferred Equity Transactions, for so long as, in each case, (a) Casdin and its Permitted Transferees (as defined in the Series B-1 Certificate of Designations) continue to beneficially own shares of Series B-1 Preferred Stock that represent at least 7.5% of the outstanding shares of Common Stock, on an as converted basis (the “Casdin Ownership Percentage”), and (b) Viking and its Permitted Transferees (as defined in the Series B-2 Certificate of Designations) continue to beneficially own shares of Series B-2 Preferred Stock that represent at least 7.5% of the outstanding shares of Common Stock, on an as converted basis (the “Viking Ownership Percentage”), on the terms and subject to the conditions set forth in the respective Certificates of Designations, the holders of a majority of the outstanding shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock will each have the right to nominate for election and to elect one member to the Board (the “Series B-1 Preferred Director” and the “Series B-2 Preferred Director” and collectively, the “Series B Directors”), provided that each of Casdin’s and Viking’s nominees will be appointed at the Closing as the Series B-1 Preferred Director and Series B-2 Preferred Director, respectively. The Certificates of Designations also provide that for so long as the Casdin Ownership Percentage and the Viking Ownership Percentage continue to be met or exceeded for such series of Series B Preferred Stock, each of the Series B Directors will have certain consent rights over, among other things: (i) any increase in the number of directors on the Board beyond seven; (ii) the hiring, promotion, demotion, or termination of the Company’s Chief Executive Officer; (iii) entering into or modifying (including by waiver) any transaction, agreement or arrangement with any Related Person (as such term is defined in the Certificates of Designations), subject to certain exceptions; (iv) any voluntary petition under any applicable federal or state bankruptcy or insolvency law effected by the Company; (v) any change in the principal business of the Company or entry by the Company into any material new line of business; and (vi) for a period of three years after the Closing, (A) any acquisition (including by merger, consolidation or acquisition of stock or assets) of any assets, securities or property of any other person or (B) any sale, lease, license, transfer or other disposition of any assets of the Company or any of its subsidiaries, in each case, other than acquisitions or disposition of inventory or equipment in the ordinary course of business consistent with past practice, for consideration in excess of $50,000,000 in the aggregate in any six month period.

The foregoing description of the Certificates of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the substantially final forms of the Certificates of Designations, which are attached to the Purchase Agreements and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of the Company that will be issued as part of the Preferred Equity Transactions and Loan Agreements will not initially be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The investors represented to the Company in the Purchase Agreements and the Loan Agreements that they are “accredited investors” within the meaning of Regulation D of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Resignation of Chief Executive Officer and Director

In connection with the Preferred Equity Transactions contemplated under the Purchase Agreements, Stephen Christopher Linthwaite, the Company’s President and Chief Executive Officer and a member of the Board, will resign on the terms described below. Mr. Linthwaite’s resignation did not involve any disagreement with the Company relating to the Company’s operations, policies or practices.

Transition Agreement with Stephen Christopher Linthwaite

In connection with the execution of the Purchase Agreements, the Company entered into a transition agreement and release (the “Transition Agreement”) with Mr. Linthwaite. Pursuant to the Transition Agreement, Mr. Linthwaite will continue to be employed as the Company’s President and Chief Executive Officer and serve on the Board until the earliest to occur of (i) immediately prior to the date of Closing, (ii) May 15, 2022 and (iii) such earlier date as Mr. Linthwaite and the Company mutually agree to terminate the employment relationship (the earliest date under clause (i), (ii), or (iii) is referred to as the “Linthwaite Separation Date”), or, if earlier, the date Mr. Linthwaite’s employment with the Company terminates (the period from the effective date of the Transition Agreement through the Linthwaite Separation Date, the “Transition Period”). During the Transition Period, Mr. Linthwaite will continue to be eligible for the same compensation and benefits he was eligible for prior to the Transition Period, provided that he will not participate in the Company’s 2022 bonus plan. The Company will reimburse Mr. Linthwaite’s reasonable attorneys’ fees incurred in connection with the review and negotiation of the Transition Agreement and its enclosed exhibits, up to a maximum of $8,000. The Transition Agreement includes a limited release in favor of the Company.

The Transition Agreement contemplates that, within 10 days following the Linthwaite Separation Date, subject to Mr. Linthwaite’s timely execution and non-revocation of a separation agreement and release (the “Separation Agreement”), Mr. Linthwaite will be entitled to receive the severance benefits under the Company’s 2020 Change of Control and Severance Plan (the “Severance Plan”), which are: (i) $1,190,000, less applicable withholdings, paid in equal installments over 24 months; (ii) eligibility for COBRA reimbursement for up to 12 months following the Linthwaite Separation Date; (iii) reasonable outplacement services in accordance with any applicable Company policy in effect as of the Linthwaite Separation Date, and (iv) a $200,000 lump sum payment, provided Mr. Linthwaite remains employed by the Company through the earlier of (i) the Closing and (ii) May 15, 2022, in all cases subject to the Closing. In addition, Mr. Linthwaite holds an award of restricted stock unit awards (the “2022 PSUs”) that is eligible to vest based on (i) a relative TSR performance component in the performance period ending December 31, 2022, and (ii) a time-based vesting component, and, subject to the Separation Agreement become effective, the Company will amend the 2022 PSUs to remove the time-based vesting component, such that, notwithstanding the termination of his service on the Linthwaite Separation Date, the 2022 PSUs will remain outstanding and eligible to vest to the extent of achievement of the performance component alone. The Separation Agreement also provides that the Company will assign to Mr. Linthwaite and reimburse him for payment of premiums paid by him to maintain the life insurance policy insuring his life for 30 months following the Linthwaite Separation Date. The Separation Agreement includes a general release of claims in favor of the Company and a customary mutual nondisparagement provision. If any of the severance and other benefits provided for under the Separation Agreement or otherwise payable to Mr. Linthwaite constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then the payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Mr. Linthwaite.

The Separation Agreement also contemplates that, commencing on the Linthwaite Separation Date and continuing through November 30, 2022, Mr. Linthwaite will provide consulting services to the Company pursuant to the terms of a consulting agreement (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Linthwaite will receive a monthly fee of $25,000 during the term of the Consulting Agreement. Additionally, if Mr. Linthwaite provides services in excess of 60 hours in a month, then his monthly fee will be increased by $350 per each hour in excess of 60 hours. During the term of the Consulting Agreement, the Company will reimburse Mr. Linthwaite for reasonable expenses, and Mr. Linthwaite will vest in his outstanding Company equity awards in accordance with the terms and conditions of the awards and the Separation Agreement and Consulting Agreement.

Pursuant to the terms of the Separation Agreement and the Consulting Agreement, if the Company terminates Mr. Linthwaite’s consulting relationship prior to November 30, 2022, (i) any unpaid consulting fees that would otherwise have been paid through the first 6 months following the Linthwaite Separation Date will be due and payable, and (ii) Mr. Linthwaite’s equity awards that would otherwise vest through November 30, 2022 will vest on an accelerated basis as if he had provided services through November 30, 2022. Following the termination of his consulting relationship, Mr. Linthwaite must sign a supplemental release of claims in favor of the Company in order to continue receiving the severance and benefits provided under the Separation Agreement.

The foregoing summary of Mr. Linthwaite’s Transition Agreement and Release, Separation Agreement, and Consulting Agreement is qualified in its entirety by reference to the full text of those agreements, which is attached as Exhibit 10.6 hereto, and the terms of which are incorporated herein by reference.

Appointment of Chief Executive Officer

In connection with the Preferred Equity Transactions under the Purchase Agreements, Dr. Michael Egholm entered into an offer letter pursuant to which he will be appointed Chief Executive Officer of the Company, effective as of, and conditioned upon, the Closing of the Preferred Equity Transactions.

Michael Egholm, Ph.D., age 58, has served as the Chief Executive Officer of Standard Biotools, LLC since October 2021. He previously served as the Chief Technology Officer of Danaher Life Sciences, the life sciences arm of Danaher Corporation, a global science and technology company, from 2017 to September 2021. Prior to that, he served as President, Biopharmaceuticals at Pall Corporation, a global supplier of filtration, separations and purification products, from 2014 to 2017 and as their Chief Technology Officer from 2010 to 2014. Dr. Egholm has also served as a member of the board of directors of IsoPlexis Corporation, a publicly traded biopharmaceutical company, since 2018. Dr. Egholm is an elected member of the Royal Danish Academy of Sciences and Letters. Dr. Egholm completed his Ph.D. and Master’s degree in Chemistry at the University of Copenhagen.

Dr. Egholm has no family relationship with any member of the Board or any executive officer of the Company, and, other than the Preferred Equity Transactions described above, has not been involved in any related person transaction within the meaning of Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and required to be disclosed herein.

Pursuant to Dr. Egholm’s offer letter, he will be an at-will employee of the Company. He will receive an annual base salary of $500,000, and will be eligible to receive an annual bonus with a target level of 100% of his base salary.

As a material inducement for Dr. Egholm commencing employment with the Company, promptly following the Closing of the Preferred Equity Transactions, he will receive nonqualified stock options (the “Egholm Option Award”) to purchase up to 2.8% of the outstanding shares of Common Stock at the Closing of the Preferred Equity Transactions, calculated on a fully diluted basis (such number of shares, the “Egholm Option Shares”), provided that the number of shares subject to the Egholm Option Award may be reduced as described in the paragraph below, with a per share exercise price (the “Exercise Price”) of the greater of (i) the Conversion Price or (ii) the fair market value of a share of Common Stock on the Egholm Option Award grant date (the “Grant Price”). Subject to his continued employment with the Company through the applicable vesting date, 25% of the shares subject to the Egholm Option Award will vest on the first anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the Egholm Option Award will vest in equal monthly installments thereafter.

In addition, if the Exercise Price exceeds the Conversion Price, then, as a material inducement for Dr. Egholm commencing employment with the Company, promptly following the Closing of the Preferred Equity Transactions, he will receive restricted stock units (“Egholm RSU Award”), covering a number of shares of Common Stock at the Closing of the Preferred Equity Transactions equal to (i) the amount by which the Exercise Price exceeds the Conversion Price, multiplied by the number of Egholm Option Shares underlying the Egholm Option Award, divided by (ii) the Exercise Price, with such amount rounded to the nearest whole share. The shares of Common Stock underlying the Egholm RSU Award will then reduce on a share-by-share basis the number of Egholm Option Shares subject to the Egholm Option Award. Subject to his continued employment with the Company, 25% of the Egholm RSU Award (if any) will vest in equal annual installments over a four-year period, beginning on the first anniversary of the vesting commencement date.

If Dr. Egholm’s employment is terminated due to his death or “disability” (as defined in the Severance Plan), a number of unvested shares underlying the Egholm Option Award and the Egholm RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.

The Egholm Option Award and Egholm RSU Award (if any) will be subject to the terms of the Company’s 2022 Inducement Equity Incentive Plan (the “Inducement Plan”) that the Company expects to adopt in connection with the Closing of the Preferred Equity Transactions and the applicable award agreement thereunder, which terms are expected to be substantially similar to the terms of the Company’s 2011 Equity Incentive Plan.

Pursuant to the terms of Dr. Egholm’s offer letter, he will be a participant in the Severance Plan, and eligible to receive benefits at the same level and subject to the same terms and conditions as described with respect to Mr. Linthwaite in our 2021 Proxy Statement and previously filed with the Securities and Exchange Commission, except that, in addition, in a “Non-COC Involuntary Termination” Dr. Egholm will be entitled to receive an additional 12 months of vesting acceleration of his Company equity awards.

On January 23, 2022, Dr. Egholm and the Company entered into an indemnification agreement for executive officers and directors.

The foregoing description of Dr. Egholm’s offer letter and indemnification agreement are qualified in their entirety by reference to the full text of his offer letter and indemnification agreement, which are attached as Exhibits 10.7 and 10.8 hereto, and the terms of which are incorporated by reference herein.

Appointment of Chief Operating Officer

In connection with the Preferred Equity Transactions under the Purchase Agreements, Mr. Hanjoon Alex Kim entered into an offer letter agreement pursuant to which he will be appointed Chief Operating Officer of the Company, effective as of, and conditioned upon, the Closing of the Preferred Equity Transactions.

Hanjoon Alex Kim, age 50, has served as the EVP and President of the Healthcare Division of Milliken & Company. He previously served as the EVP of the Growth Ventures Group of Milliken & Company the two years prior. Prior to his position, he served as the EVP of Corporate Strategy and Corporate Development of Milliken & Company. Mr. Kim had also served as the SVP of Corporate Strategy and Business Development of the Pall Corporation for three years. Prior to that, Mr. Kim had worked at the Danaher Corporation for twelve years in roles including VP of Business Development of the Water Quality Group, Corporate Director of Strategic Development and Business Unit Manager of the Motion Group. Mr. Kim received his M.B.A. from the Stanford Graduate School of Business and also has his M.S. in Mechanical Engineering from the University of Pittsburg and B.S. in Mechanical Engineering from Carnegie Mellon University.

Pursuant to Mr. Kim’s offer letter, he will be an at-will employee of the Company. He will receive an annual base salary of $400,000, and will be eligible to receive an annual bonus with a target level of 55% of his base salary.

As a material inducement for Mr. Kim commencing employment with the Company, promptly following the Closing of the Preferred Equity Transactions, he will receive nonqualified stock options (the “Kim Option Award”) to purchase up to 1% of the outstanding shares of Common Stock at the Closing of the Preferred Equity Transactions, calculated on a fully diluted basis (such number of shares, the “Kim Option Shares”), provided that the number of shares subject to the Kim Option Award may be reduced as described in the paragraph below, with an Exercise Price of the greater of (i) the Conversion Price or (ii) the Grant Price. Subject to his continued employment with the Company through the applicable vesting date, 25% of the shares subject to the Kim Option Award will vest on the first anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the Kim Option Award will vest in equal monthly installments thereafter.

In addition, if the Exercise Price exceeds the Conversion Price, then, as a material inducement for Mr. Kim commencing employment with the Company, promptly following the Closing of the Preferred Equity Transactions, and subject to approval by the Committee, he will receive restricted stock units (“Kim RSU Award”), covering a number of shares of Common Stock at Closing of the Preferred Equity Transactions equal to (i) the amount by which the Exercise Price exceeds the Conversion Price, multiplied by the number of Kim Option Shares underlying the Kim Option Award divided by (ii) the Exercise Price, with such amount rounded to the nearest whole share. The shares of Common Stock underlying the Kim RSU Award will reduce on a share-by-share basis the number of Kim Option Shares subject to the Kim Option Award. Subject to his continued employment with the Company, 25% of the Kim RSU Award (if any) will vest in equal annual installments over a four-year period, beginning on the first anniversary of the vesting commencement date.

If Mr. Kim’s employment is terminated due to his death or “disability” (as defined in the Severance Plan), a number of unvested shares underlying the Kim Option Award and Kim RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.

The Kim Option Award and Kim RSU Award (if any) will be subject to the terms of the Company’s Inducement Plan.

Pursuant to the terms of Mr. Kim’s offer letter, he will be a participant in the Severance Plan, and eligible to receive benefits at the same level and subject to the same terms and conditions as described with respect to our executive officers other than Mr. Linthwaite in our 2021 Proxy Statement and previously filed with the Securities and Exchange Commission, except in a “Non-COC Involuntary Termination,” Mr. Kim will be entitled to receive 12 months of vesting acceleration of his Company equity awards.

The Company expects to enter into its form of indemnification agreement for directors and executive officers with Mr. Kim, which requires the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of Mr. Kim’s offer letter is qualified in its entirety by reference to the full text of his offer letter, which is attached as Exhibit 10.9 attached hereto, and the terms of which are incorporated by reference herein.

Election of New Directors

Under the terms of the Certificates of Designations, and to the extent the Casdin Ownership Percentage (with respect to the Series B-1 Director) and Viking Ownership Percentage (with respect to the Series B-2 Director) continue to be met, the holders of a majority of the outstanding shares of Series B-1 Preferred Stock, voting separately as a single class, have the right to nominate and elect one member of the Board (the “Series B-1 Director”) and the holders of a majority of the outstanding shares of Series B-2 Preferred Stock, voting separately as a single class have the right to nominate and elect one member of the Board (the “Series B-2 Director”). The Series B-1 Director and the Series B-2 Director shall not be subject to the classified board of directors provisions of the Company’s certificate of incorporation. The Board has approved the appointment of Eli Casdin as the Series B-1 Director and Dr. Martin Madaus as the Series B-2 Director to serve as members of the Board effective as of, and conditioned upon, the Closing of the Preferred Equity Transactions.

Mr. Casdin (other than pursuant to the Casdin Loan Agreement and the Series B-1 Purchase Agreement described above) and Dr. Madaus each have not been involved in any related person transaction within the meaning of Item 404(a) of Regulation S-K promulgated under the Exchange Act and required to be disclosed herein.

The Company expects to enter into its form of indemnification agreement for directors and executive officers with Mr. Casdin and Dr. Madaus, which requires the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

Departure of Directors

On January 23, 2022, Stephen Christopher Linthwaite, Ana K. Stankovic and Nicolas M. Barthelemy each notified the Company of their decision to step down from the Board, effective as of, and condition upon, the Closing, or with respect to Mr. Linthwaite, as of such time as described above. Each of Mr. Linthwaite’s, Dr. Stankovic’s and Mr. Barthelemy’s decision to step down did not involve any disagreement with the Company relating to the Company’s operations, policies or practices.

Retention Program

On January 23, 2022, the Board approved a retention compensation program for certain of our named executive officers, and certain other members of our executive leadership team. The retention program provides for a lump sum cash payment if the named executive officer remains employed with us through December 31, 2022. The cash payment is $293,877 in the case of Vikram Jog, $279,685 in the case of Colin McCracken, $263,640 in the case of Brad Kreger, and $268,421 in the case of Nicholas Khadder. If the employment with the Company of a participant in the retention program terminates for any reason prior to December 31, 2022, then he or she will forfeit any rights to the cash payment.

Additionally, the retention compensation program provides that, in the event that the employment with the Company of a participant in the retention compensation program is terminated by the Company without “cause” (excluding by reason of death or “disability”) (as defined in the Severance Plan) (such a termination, a “Qualifying Termination”) on or prior to January 15, 2023, the Company will amend such participant’s award of restricted stock unit awards that are eligible to vest based on (i) a relative TSR performance component in the performance period ending December 31, 2022, and (ii) a time-based vesting component to remove the time-based vesting component, such that, notwithstanding the termination of his service on or prior to January 15, 2023, such award will remain outstanding and eligible to vest to the extent of achievement of the performance component alone. Each of Messrs. Jog, McCracken, and Kreger hold this type of award.

Additionally, the Company granted each of Messrs. Jog, Khadder, Kreger, and McCracken an award of restricted stock units covering 50,000 shares of the Company’s common stock (the “Retention RSUs”). The Retention RSUs will be subject to the terms of our 2011 Equity Incentive Plan, as amended, and restricted stock unit award agreement thereunder. The Retention RSUs will be scheduled to vest on February 20, 2023 (the “Vesting Date”), subject to the individual’s continued employment with the Company through that date. If the employment with the Company of a participant in the retention program is terminated in a Qualifying Termination prior to the Vesting Date, the Retention RSUs will become fully vested as of the termination date. If the participant’s employment with the Company terminates for any reason other than a Qualifying Termination prior to the Vesting Date, then he or she forfeit any rights to the Retention RSUs.

The receipt of any termination benefits described in the retention program is conditioned upon the participant timely signing and not revoking a separation and release of claims agreement in substantially the form attached to the Severance Plan.

The foregoing description of the retention program is qualified in its entirety by reference to the full text of the substantially final form of the retention letter, which is attached as Exhibit 10.10 hereto, and the terms of which are incorporated by reference herein.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year.

To create each of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock that will be issued as part of the Preferred Equity Transactions and Loan Agreements, the Company will execute and file a Certificate of Designations with respect to each such series. The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01.	Other Events.

On January 24, 2022, the Company issued a press release announcing the execution of the Purchase Agreements and the funding of the Term Loans. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Series B-1 Loan Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Casdin Partners Master Fund, L.P., and Casdin Private Growth Equity Fund II, L.P.

10.2	Series B-2 Loan Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.

10.3	Series B-1 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Casdin Private Growth Equity Fund II, L.P., and Casdin Partners Master Fund, L.P.

10.4	Series B-2 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.

10.5	Registration Rights Agreement, dated as of January 23, 2022, by and between Fluidigm Corporation, Casdin Private Growth Equity Fund II, L.P., Casdin Partners Master Fund, L.P., Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.

10.6	Stephen Christopher Linthwaite Transition Agreement and Release.

10.7	Michael Egholm Offer Letter.

10.8	Indemnification Agreement, dated January 23, 2022, by and between Fluidigm Corporation and Michael Egholm.

10.9	Hanjoon Alex Kim Offer Letter.

10.10	Form of Retention Letter.

99.1	Fluidigm Corporation Press Release dated January 24, 2022.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: January 24, 2022	By:	/s/ Nicholas Khadder
Nicholas Khadder
Senior Vice President, General Counsel, and Secretary

Exhibit 10.1

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) dated and effective as of January 23, 2022 (the “Effective Date”) between CASDIN PARTNERS MASTER FUND, L.P., a Cayman Islands exempted limited partnership (“Master Fund”), CASDIN PRIVATE GROWTH EQUITY FUND II, L.P., a Delaware limited partnership (“PGE Fund” and together with Master Fund, each a “Lender” and collectively, the “Lenders”) and FLUIDIGM CORPORATION, a Delaware corporation (“Borrower”), provides the terms on which Lenders shall lend to Borrower and Borrower shall repay Lenders. The parties agree as follows:

1 ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP, provided, however, that if at any time any change in GAAP would affect the computation of any covenant or requirement set forth in any Loan Document, and either Borrower or any Lender shall so request, Borrower and Lenders shall negotiate in good faith to amend such covenant or requirement to preserve the original intent thereof in light of such change in GAAP; provided, further, that, until so amended, (i) such covenant or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further, that (x) all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in accordance with GAAP. Notwithstanding the foregoing, all financial covenant (if any) and other financial calculations shall be computed with respect to Borrower only, and not on a consolidated basis. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 14. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2 LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Lenders the Outstanding Principal Amount of the Loan and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.2 Loan.

2.2.1 [Reserved]

2.2.2 Loan.

(a) Availability. Subject to the terms and conditions of this Agreement, Master Fund shall make one term loan to Borrower in an aggregate original principal amount equal to Eight Million and Seven Hundred Fifty Thousand Dollars ($8,750,000) (the “Master Fund Loan”) and PGE Fund shall make one term loan to Borrower in an aggregate original principal amount equal to Three Million and Seven Hundred Fifty Thousand Dollars ($3,750,000) (the “PGE Fund Loan” and collectively with the Master Fund Loan, the “Loan”). The Loan shall equal an aggregate original principal amount of Twelve Million and Five Hundred Thousand Dollars ($12,500,000).

(b) Repayment. Unless earlier converted, the Outstanding Principal Amount of the Loan (inclusive of principal and accrued and unpaid interest) shall be due and payable in cash on the Loan Maturity Date. Interest shall be due and payable in accordance with Section 2.4(b) hereof. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Obligations of the Borrower to such Lender resulting from the Loan made by such Lender from time to time, including the amounts of principal and interest payable and

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paid to such Lender from time to time under this Agreement. The entries made in the accounts maintained pursuant to this Section 2.2 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Obligations in accordance with their terms.

(c) No Permitted Prepayment. Borrower shall not have the option to pay any of the balance under the Loan before the Loan becomes due without the consent of the Lenders.

(d) Evidence of Debt. Each Lender may request that the Loan made by it hereunder be evidenced by a Promissory Note. In such event, the Borrower shall execute and deliver to such Lender a Promissory Note dated the Effective Date, payable to the order of such Lender in an amount equal to the Master Fund Loan or the PGE Fund Loan, as applicable.

2.3 [Reserved]

2.4 Payment of Interest on the Loan.

(a) Interest Rates.

(i) [Reserved]

(ii) Loan; Interest; Computation. The Borrower agrees to pay to Lenders interest on the Outstanding Principal Amount of the Loan at the Applicable Interest Rate for the period from the Funding Date (as defined herein) until the date the Loan shall be paid in full.

(b) All interest shall (a) accrue daily, (b) be payable “in kind” by adding such interest to the Outstanding Principal Amount on the last Business Day of each month after the Funding Date and (c) constitute principal thereafter. On each such last Business Day of each month after the Funding Date, accrued interest shall be capitalized. For the avoidance of doubt, under the terms of this Agreement accrued interest under the Loan shall first be due by Borrower to Lenders on January 31, 2022.

2.5 Fees. Borrower shall pay to Lenders all Lender Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date when due (or, if no stated due date, upon demand by Lenders).

2.6 Payments; Application of Payments.

(a) All payments to be made by Borrower under any Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 12:00 p.m. New York time on the date when due. Payments of principal and/or interest received after 12:00 p.m. New York time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid in accordance with the Master Fund Loan or the PGE Fund Loan, as applicable.

(b) Lenders have the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied. Borrower shall have no right to specify the order or the accounts to which Lenders shall allocate or apply any payments required to be made by Borrower to Lenders or otherwise received by Lenders under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

2.7 Withholding.

(a) Payments received by Lenders from Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto), except as required by applicable law. Specifically, however, if at any time any

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applicable law requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to any Lender, Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made. Borrower will, upon request, furnish such Lender with proof reasonably satisfactory to such Lender indicating that Borrower has made such withholding payment.

(b)

(i) Each Lender shall deliver to Borrower, on the Effective Date and at the time or times reasonably requested by the Borrower, properly completed documentation certifying that it is not subject to backup withholding, together with any other documentation such Lender is legally entitled to deliver establishing an exemption from or reduction in the applicable rate of any withholding tax. Notwithstanding anything to the contrary in this Section 2.7, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (b)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Borrower on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), whichever of the following is applicable:

(1) in the case of a Lender that is not a U.S. Person claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Lender that is not a U.S. Person claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate executed under penalty of perjury to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

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(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall at Borrower’s request update such form or certification or promptly notify the Borrower in writing of its legal inability to do so.

(c) The agreements and obligations of Borrower and Lenders contained in this Section 2.7 shall survive the termination of this Agreement.

2.8 Original Issue Discount. The parties acknowledge and agree that the Loan pursuant to this Agreement will be issued with original issue discount (as that term is used in Section 1273(a) of the Internal Revenue Code of 1986, as amended) solely for U.S. federal, state and local income tax purposes. Additional information regarding original issue discount, including the issue date and the yield to maturity with respect to Term Loans can be obtained by contacting Borrower at the address listed in Article 10.

3 CONDITIONS OF LOANS

3.1 Conditions Precedent to Loan. Lenders’ obligation to make the Loan is subject to the condition precedent that Lenders shall have received, in form and substance satisfactory to Lenders, such documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed signatures to the Loan Documents;

(b) the Operating Documents and good standing certificates of Borrower certified by the Secretary of State (or equivalent agency) of Borrower’s jurisdiction of organization or formation and each jurisdiction in which Borrower is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Effective Date;

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(c) a secretary’s certificate of Borrower with respect to such Borrower’s Operating Documents, incumbency, specimen signatures and resolutions authorizing the execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(d) [Reserved];

(e) certified copies, dated as of a recent date, of financing statement searches, as Lenders may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the Loan, will be terminated or released;

(f) payment of the fees and Lender Expenses then due as specified in Section 2.5 hereof; and

(g) duly executed subordination agreements by Subsidiaries that would subordinate any outstanding Indebtedness owing from Borrower to such Subsidiaries, which subordination agreement shall (i) be in form and substance similar to the subordination agreements in existence among such Subsidiaries and Silicon Valley Bank and (ii) subordinate such Indebtedness to the Obligations.

3.2 [Reserved]

3.3 [Reserved]

3.4 Procedures for Borrowing.

(a) [Reserved]

(b) Loan. Subject to the prior satisfaction of all other applicable conditions to the making of the Loan set forth in this Agreement, to obtain the Loan, Borrower shall notify Lenders (which notice shall be irrevocable) by electronic mail by 12:00 noon New York time on the date on which the Loan is made to or for the account of Borrower. Such notice shall be in a written format acceptable to Lenders that is executed by an Authorized Signer.

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5 REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as of the Effective Date as follows:

5.1 Due Organization, Authorization; Power and Authority. Borrower is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. Borrower represents and warrants to Lenders that, except as may have been updated by a notification to Lenders pursuant to Section 7.2, (a) Borrower’s exact legal name is that indicated on the signature page hereof; and (b) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction. If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Lenders of such occurrence and provide Lenders with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority

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(except such Governmental Approvals which have already been obtained and are in full force and effect), or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2 [Reserved]

5.3 [Reserved]

5.4 Litigation. Except as disclosed, there are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against Borrower or any of its Subsidiaries that could, individually or in the aggregate, reasonably be expected to result in expenses to Borrower of more than One Million Dollars ($1,000,000).

5.5 Financial Statements; Financial Condition. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Lenders fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Lenders.

5.6 Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower (a) has complied in all material respects with all Requirements of Law, and (b) has not violated any Requirements of Law the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in compliance with all applicable laws. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8 Subsidiaries; Investments. Borrower does not own any stock, partnership, or other ownership interest or other equity securities except for Permitted Investments.

5.9 Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except (a) to the extent such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor or (b) if such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000).

To the extent Borrower defers payment of any contested taxes, Borrower shall (i) notify Lenders in writing of the commencement of, and any material development in, the proceedings, and (ii) post bonds or take any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien that is other than a “Permitted Lien.” Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

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5.10 Use of Proceeds. Borrower shall use the proceeds of the Loan solely as working capital and for general corporate purposes.

5.11 Full Disclosure. No written representation, warranty or other statement of Borrower in any report, certificate, or written statement submitted to Lenders, as of the date such representation, warranty, or other statement was made, taken together with all such written reports, written certificates and written statements submitted to Lenders, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the reports, certificates, or written statements not misleading (it being recognized by Lenders that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12 Definition of “Knowledge”. For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer.

6 AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance.

(a) Except as permitted by Section 7.3, maintain its and all its Subsidiaries’ legal existence and good standing (or its foreign equivalent, if any) in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, in all material respects, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably be expected to have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Lenders.

6.2 Financial Statements, Reports, Certificates. Provide Lenders with the following:

(a) [Reserved];

(b) [Reserved];

(c) as soon as available, but no later than within forty-five (45) days after the end of each fiscal quarter, a company prepared consolidated balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations for such period in a form acceptable to Lenders (the “Quarterly Financial Statements”); provided, however, notwithstanding the foregoing, the Quarterly Financial Statements for Borrower’s fourth (4th) quarter of each fiscal year, shall be due within ninety (90) days of such fiscal quarter;

(d) [Reserved];

(e) [Reserved];

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(f) within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower and/or any Guarantor with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the internet at Borrower’s website address; provided, however, Borrower shall promptly notify Lenders in writing (which may be by electronic mail) of the posting of any such documents;

(g) prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could reasonably be expected to result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, One Million Dollars ($1,000,000) or more as reasonably requested by Lenders;

(h) within thirty (30) days of the end of each calendar quarter, an update on the status of any litigation along with such other information relating thereto as reasonably requested by Lenders; and

(i) promptly, from time to time, such other information regarding Borrower or compliance with the terms of any Loan Documents as reasonably requested by Lenders.

6.3 Except as otherwise disclosed to Lenders, any submission by Borrower of any financial statement submitted to Lender shall be deemed to be a representation by Borrower that (i) as of the date of such financial statement, the information and calculations set forth therein are true, accurate and correct, (ii) as of the end of the compliance period set forth in such submission, Borrower is in complete compliance with all required covenants except as noted in such financial statement, (iii) as of the date of such submission, no Events of Default have occurred or are continuing, (iv) as of the date of such submission, Borrower and each of its Subsidiaries has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9, and (v) as of the date of such submission, no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Lender.

6.4 [Reserved]

6.5 Taxes; Pensions. Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Lenders, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.6 Access to Books and Records. At reasonable times, on five (5) Business Days’ notice (provided no notice is required if an Event of Default has occurred and is continuing), Lenders shall have the right to audit and copy Borrower’s Books. The foregoing inspections and audits shall be conducted no more often than once every twelve (12) months (or more frequently as Lenders in their reasonable discretion determines that conditions warrant) unless an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Lenders shall determine is necessary. The foregoing inspections and audits shall be conducted at Borrower’s expense and the charge therefor shall be One Thousand Dollars ($1,000) per person per day (or such higher amount as shall represent Lenders’ then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Lenders schedule an audit more than eight (8) days in advance, and Borrower cancels or seeks to or reschedules the audit with less than eight (8) days written notice to Lenders, then (without limiting any of Lenders’ rights or remedies) Borrower shall pay Lenders a fee of Two Thousand Dollars ($2,000) plus any out-of-pocket expenses incurred by Lenders to compensate Lenders for the anticipated costs and expenses of the cancellation or rescheduling.

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6.7 Insurance.

(a) Keep its business insured for risks and in amounts standard for companies in Borrower’s industry and location and as Lenders may reasonably request. Insurance policies shall be in a form, with financially sound and reputable insurance companies that are not Affiliates of Borrower, and in amounts that are satisfactory to Lenders. All property policies shall have a lender’s loss payable endorsement showing Lenders as lender loss payee. All liability policies shall show, or have endorsements showing, Lenders as additional insured.

(b) Ensure that proceeds payable under any property policy are, at Lenders’ option, payable to Lenders on account of the Obligations. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Five Hundred Thousand Dollars ($500,000) toward the replacement or repair of destroyed or damaged property or the purchase of other property useful to Borrower’s business.

(c) [Reserved]

6.8 [Reserved]

6.9 [Reserved]

6.10 Protection of Intellectual Property Rights.

(a) (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property material to Borrower’s business; (ii) promptly advise Lenders in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property material to Borrower’s business; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Lender’s written consent.

6.11 [Reserved]

6.12 [Reserved]

6.13 Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7 hereof, at the time that Borrower or any Guarantor forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date (including, without limitation, pursuant to a Division), Borrower and such Guarantor shall (a) with respect to Domestic Subsidiaries only, cause such new Domestic Subsidiary to provide to Lenders a joinder to this Agreement to become a co-borrower hereunder or a Guaranty to become a Guarantor hereunder, all in form and substance satisfactory to Lenders, (b) [reserved]; and (c) provide to Lenders all other documentation in form and substance satisfactory to Lenders, including one or more opinions of counsel satisfactory to Lenders, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.13 shall be a Loan Document.

6.14 [Reserved]

6.15 Permitted Convertible Indebtedness. Promptly after Borrower’s receipt of notice of any election or request by the holders of Permitted Convertible Indebtedness to redeem, provide Lender with written notice of such election or request.

7 NEGATIVE COVENANTS

Borrower shall not do any of the following without the Required Lenders’ prior written consent:

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7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (including, without limitation, pursuant to a Division) (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the ordinary course of business of Borrower; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2 of this Agreement; (e) dispositions of Intellectual Property that are permitted pursuant to Section 6.10(a); (f) consisting of Borrower’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (g) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States; and (h) of other property with a book value not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year.

7.2 Changes in Business, Management, Control, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) except with respect to Key Person departures currently contemplated in connection with Lenders’ purchase of certain Preferred Shares of Borrower, fail to provide notice to Lenders of any Key Person departing from or ceasing to be employed by Borrower within five (5) days after his or her departure from Borrower.

Borrower shall not, without at least thirty (30) days prior written notice to Lenders: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Hundred Thousand Dollars ($500,000) in Borrower’s assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (including, without limitation, by the formation of any Subsidiary or pursuant to a Division). Notwithstanding the foregoing, (a) a Subsidiary may merge or consolidate into another Subsidiary or into Borrower and (b) Borrower may consummate Permitted Acquisitions.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, except for Permitted Liens.

7.6 [Reserved]

7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock of Borrower provided that Borrower may (i) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) pay dividends solely in common stock; (iii) pay cash in lieu of fractional shares in connection with any distribution, payment or redemption permitted pursuant to this Section 7.7; (iv) make non-cash purchases or withholding of capital stock in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or the vesting of restricted stock units or in connection with the satisfaction of withholding tax obligations; and (v) make other payments, distributions, redemptions, retirements or purchases in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year so long as an Event of Default does not exist at the time of any such payment, distribution, redemption, retirement or purchase and would not exist after giving effect thereto; or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so other than Permitted Investments. For the avoidance of doubt, the term “capital stock” shall not include any convertible debt security and clause (a) shall not apply to the redemption, repurchase or conversion of any convertible debt security.

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7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except (i) for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, (ii) employee agreements or arrangements, indemnification agreements and compensation arrangements approved by the Board (or a committee thereof), (iii) transactions of the type described in and permitted in Section 7.7 and Permitted Investments and (iv) equity or Subordinated Debt financing transactions with existing investors that are not otherwise prohibited by this Agreement.

7.9 Subordinated Debt; Permitted Convertible Indebtedness.

(a) Subordinated Debt. (i) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (ii) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to Obligations owed to Lenders.

(b) Permitted Convertible Indebtedness. Except for redemptions or repurchases of the Permitted Convertible Indebtedness mandatorily required to be made pursuant to the terms of the Indentures as in effect on the date hereof, make any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund, settlement, conversion, or similar payment with respect to, any Permitted Convertible Indebtedness, except that (i) Borrower may make any required payments of cash or deliveries in shares of common stock of Borrower or any combination thereof (or other securities or property following a merger event, reclassification or other change of the common stock) (and cash in lieu of fractional shares) pursuant to the terms of, and otherwise perform its obligations under, any Permitted Convertible Indebtedness (including, without limitation, making payments of interest and principal thereon, making payments due upon required repurchase or redemption thereof and/or making payments and deliveries upon conversion thereof) (provided that, for the sake of clarity, “required payments or deliveries” shall not include a redemption of the Permitted Convertible Indebtedness by Borrower at Borrower’s option) and (ii) notwithstanding anything to the contrary herein, Borrower may issue a conversion notice under Section 14.13 of the Indenture for the 2019 Notes and may make all required payments and deliveries upon conversion of the 2019 Notes in connection with such conversion notice.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of the Loan for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

7.11 Guaranty. To permit any of its Subsidiaries to guarantee the payment of any Indebtedness of Borrower or any of its Subsidiaries unless such Subsidiary within 10 days executes and delivers a Guaranty in form and substance reasonably satisfactory to Lenders providing for a Guaranty by such Subsidiary of the Obligations, provided that the Guaranty arising under this provision in favor of Lenders as a result of a Subsidiary guaranteeing obligations under the SVB Loan and Security Agreement shall be subordinated in right of payment to the same extent the Obligations are subordinated to the obligations under the SVB Loan and Security Agreement.

8 EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

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8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on the Loan when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Loan Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default;

8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.5, 6.6, 6.7, 6.10 or 6.13 or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within fifteen (15) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the fifteen (15) day period or cannot after diligent attempts by Borrower be cured within such fifteen (15) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default. Cure periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in clause (a) above;

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary), or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting all or any material part of its business;

8.5 Insolvency. (a) Borrower or any of its Subsidiaries is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and is not dismissed or stayed within forty-five (45) days;

8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Five Hundred Thousand Dollars ($500,000); or (b) any breach or default by Borrower or Guarantor, the result of which could have a material adverse effect on Borrower’s or any Guarantor’s business; provided, however, that the Event of Default under this Section 8.6 caused by the occurrence of a breach or default under such other agreement shall be cured or waived for purposes of this Agreement upon Lenders receiving written notice from the party asserting such breach or default of such cure or waiver of the breach or default under such other agreement, if at the time of such cure or waiver under such other agreement (x) Lenders have not declared an Event of Default under this Agreement and/or exercised any rights with respect thereto; (y) any such cure or waiver does not result in an Event of Default under any other provision of this Agreement or any Loan Document; and (z) in connection with any such cure or waiver under such other agreement, the terms of any agreement with such third party are not modified or amended in any manner which could in the good faith business judgment of Lenders be materially less advantageous to Borrower;

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8.7 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower by any Governmental Authority, and the same are not, within ten (10) days after the entry, assessment or issuance thereof, discharged, satisfied, or paid, or after execution thereof, stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay;

8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Lenders or to induce Lenders to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or any applicable subordination or intercreditor agreement;

8.10 Guaranty. (a) Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect; (b) any Guarantor does not perform any obligation or covenant under any guaranty of the Obligations; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.6, 8.7, or 8.8 of this Agreement occurs with respect to any Guarantor, (d) the death, liquidation, winding up, or termination of existence of any Guarantor; or (e) a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations occurs with respect to any Guarantor; or

8.11 Governmental Approvals. Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term and such decision or such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to cause, a Material Adverse Change.

9 LENDERS’ RIGHTS AND REMEDIES

9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Required Lenders may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Required Lenders);

(b) exercise all rights and remedies available to Lenders under the Loan Documents or at law or equity.

9.2 No Waiver; Remedies Cumulative. Lenders’ failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Lenders thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Lenders’ rights and remedies under this Agreement and the other Loan Documents are cumulative. Lenders have all rights and remedies provided under the Code, by law, or in equity. Lender’s exercise of one right or remedy is not an election and shall not preclude Lenders from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Lenders’ waiver of any Event of Default is not a continuing waiver. Lenders’ delay in exercising any remedy is not a waiver, election, or acquiescence.

9.3 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lenders on which Borrower is liable.

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10 NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Lender or Borrower may change their respective mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	FLUIDIGM CORPORATION
2 Tower Place, Suite 2000
South San Francisco, CA 94080
Attn: Vikram Jog, Chief Financial Officer
Email: vikram.jog@fluidigm.com

If to Lenders:	CASDIN CAPITAL, LLC
1350 Avenue of the Americas, Suite 2600
New York, NY 10019
Attn: Fund Accounting
Email: fundacct@casdincapital.com

11 CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

New York law governs the Loan Documents. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts of New York, in each case sitting in the Borough of Manhattan. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND ANY NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

This Section 11 shall survive the termination of this Agreement.

12 GENERAL PROVISIONS

12.1 Termination; Survival. All covenants, representations and warranties made in this Agreement shall continue in full force until all Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. Upon the earlier of the payment in full of the Loan or the conversion of the Conversion Amount pursuant to this Agreement, this Agreement shall

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automatically terminate (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement). Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.

12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Lender’s prior written consent (which may be granted or withheld in Lenders’ discretion). Each Lender has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, such Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents to any Person. Borrower shall maintain at one of its offices a copy of each assignment and assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Lender, at any reasonable time and from time to time upon reasonable prior notice. If any Lender sells at any time participations to any person (each, a “Participant”) in all or a portion of such Lender’s right or obligations under this Agreement, (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

12.3 Indemnification. Borrower agrees to indemnify, defend and hold Lenders and their directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Lenders (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (ii) all losses or expenses (including Lender Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Lenders and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

This Section 12.3 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6 Correction of Loan Documents. Required Lenders may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as Lenders provide Borrower with written notice of such correction and allows Borrower at least ten (10) days to object to such correction. In the event of such objection, such correction shall not be made except by an amendment signed by the Required Lenders and Borrower.

12.7 Amendments in Writing; Waiver; Integration. Without the consent of Required Lenders, no purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought; and provided, further, that no such

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waiver and no such amendment, supplement or modification shall, without the consent of each Lender directly and adversely affected thereby: (i) forgive or reduce any portion of any Loan owing to such Lender or extend the final scheduled maturity date of any such Loan or reduce the stated rate, or forgive any portion thereof, or extend the date for the payment, of any principal, interest or fee payable hereunder, or make any Loan, interest, Fee or other amount payable in any currency, or (ii) release all or substantially all of the Guarantors under the Guaranty, if any (except as expressly permitted by the Guaranty), or (iii) reduce the percentages specified in the definitions of the terms Required Lenders, or amend, restate, supplement, modify or waive any provision of this Section 12.7 that has the effect of decreasing the number of Lenders that must approve any amendment, restatement, supplementation, modification or waiver, (iv) amend, modify or supplement Article 13 hereof, or (v) consent to the assignment or transfer by Borrower of its rights and obligations under this Agreement party (except as explicitly permitted hereunder).

12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9 Confidentiality. In handling any confidential information, Lenders shall exercise the same degree of care that they exercise for their own proprietary information and Lenders will not disclose, divulge, or use for any purpose (other than to monitor its Loan to Borrower) any confidential information obtained from Borrower (including any confidential information obtained pursuant to the terms of this Agreement), but disclosure of information may be made: (a) to Lenders Subsidiaries or Affiliates in the ordinary course of business (such Subsidiaries and Affiliates, together with Lenders, collectively, “Lender Entities”), provided that Lenders inform such Subsidiary or Affiliate that such information is confidential and direct such Subsidiary and Affiliate to maintain the confidentiality of such information; (b) to investors or prospective investors of the Lenders or the funds or accounts for whom the Lenders’ investment managers act as managers or investment managers, provided, however Lenders, their investment managers or their Affiliates shall enter into (or have already entered into) confidentiality agreements with such recipients on terms substantively similar to the provisions contained in this paragraph); (c) to prospective transferees or purchasers of any interest in the Loan (provided, however, Lenders shall enter into confidentiality agreement with prospective transferees or purchasers on terms substantially similar to the provisions contained in this paragraph); (d) as required by law, regulation, subpoena, or other order, provided that Lenders promptly notify Borrower of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure; (e) to the extent required by securities Laws or Governmental Authority or rules or regulations of securities exchanges or similar entities in connection with any required securities filings; (f) as Lenders consider appropriate in exercising remedies under the Loan Documents; and (g) to their attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring the Loan to Borrower and so long as such service providers have executed a confidentiality agreement with Lenders with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Lenders’ possession when disclosed to Lenders, or becomes part of the public domain (other than as a result of its disclosure by Lenders in violation of this Agreement) after disclosure to Lenders; or (ii) disclosed to Lenders by a third party, if Lenders do not know that the third party is prohibited from disclosing the information.

The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.10 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Lenders arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.11 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.12 Calculations in Respect of the Loans. Other than as specified herein, Borrower and its agents shall be responsible for making the calculations called for under the Loans. These calculations include, but are not limited to, any adjustments to the Conversion Rate, the determination of any Last Reported Sale Price and the consideration deliverable in respect of any conversion. Borrower will make all these calculations in good faith and

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shall provide written notice of any such calculation to Lenders, which written notice shall set forth in reasonable detail the basis for the calculation thereof, and, absent manifest error, Borrower’s calculations as specified in such written notice shall become final and binding on Lenders on the earlier of (i) 30 days after the receipt thereof and (ii) agreement on the part of Lenders.

12.13 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.14 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.15 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.16 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

12.17 Restricted Securities; Legends.

(a) Lenders understand that the Common Shares or Preferred Shares, as applicable, issued in accordance with this Agreement will be characterized as “restricted securities” under Rule 144(a)(3) of the Securities Act unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Common Shares or Preferred Shares, as the case may be, no longer being a “restricted security.”

(b) It is understood that the Common Shares or Preferred Shares, as applicable, issued in accordance with this Agreement shall bear the following or a similar legend for so long as such securities constitute “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act:

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT, AND

(2) AGREES FOR THE BENEFIT OF FLUIDIGM CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

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(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

13 CONVERSION

13.1 Preferred Share Automatic Conversion. Upon issuance of the Preferred Shares by the Borrower (if approved at the Company Stockholder Meeting), without any further action taken or notice given by the Lenders, the Conversion Amount shall convert automatically into a number of Preferred Shares equal to:

(1) the Conversion Amount divided by $1,000 multiplied by

(2) the Conversion Price (as defined under the applicable definitive documentation governing the Preferred Shares) divided by $2.84 (the “Initial Company Share Price”).

For the avoidance of doubt, no Preferred Shares will be issued prior to obtaining the approval of the stockholders of the Company authorizing the issuance of such Preferred Shares at a duly called meeting of such stockholders (the “Company Stockholder Meeting”) and shall be issued in connection with the Closing (as defined in the Purchase Agreement). In lieu of fractional shares otherwise issuable, each Lender shall be entitled to receive, at the Company’s sole discretion, either (i) cash in lieu of delivering any fractional Preferred Shares issuable on conversion in an amount equal to the product obtained by multiplying (A) the applicable “Conversion Rate” (not as defined herein, but in the applicable certificate of designations for the Preferred Shares) by (B) the fraction of a Preferred Share not issued by (C) the VWAP of the Common Shares for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day) or (ii) one additional whole share of fully paid and nonassessable Preferred Share.

13.2 Common Share Conversion Privilege.

(a) Upon the earlier to occur of (i) a negative vote at the Company Stockholder Meeting with respect to the authorization of the Preferred Shares, and therefore the automatic conversion pursuant to Section 13.1 does not occur, or (ii) the termination of the Purchase Agreement and therefore the automatic conversion pursuant to Section 13.1 does not occur (the earlier to occur of immediately preceding clauses (i) and (ii), the “Conversion Privilege Trigger”), Lenders shall have the right, at Lenders’ option, at any time following the conclusion of the Company Stockholder Meeting or termination of the Purchase Agreement, but prior to the close of business on the Business Day immediately preceding the Loan Maturity Date, subject to the conversion procedures set forth in Section 13.3, to convert all or a portion of such Lender’s Conversion Amount at any time into a number of Common Shares equal to (1) the Conversion Amount so converted multiplied by (2) the Conversion Rate divided by (3) $1,000; provided, that Lenders shall receive cash in lieu of any fractional shares as set out in Section 13.3(f). For the avoidance of doubt, Lenders may not convert any portion of such Lender’s Conversion Amount pursuant to this Section 13.2(a) prior to the occurrence of the Conversion Privilege Trigger.

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(b) The Borrower shall at all times reserve and keep available out of its authorized and unissued Common Shares, solely for issuance on the conversion of the Conversion Amount, such number of Common Shares as shall from time to time be issuable on the conversion of all the Conversion Amount then outstanding. The Borrower shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of Common Shares as shall from time to time be issuable on the conversion of the Conversion Amount then outstanding. Any Common Shares issued on conversion of the Conversion Amount shall be duly authorized, validly issued, fully paid and nonassessable and shall not be subject to preemptive rights or subscription rights of any other stockholder of the Borrower.

(c) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require Borrower to issue any Common Shares to Lenders to the extent such issuance would result in the number of Aggregate Shares issued by Borrower to the Lenders under this Agreement, to exceed the Conversion Cap. For purposes of this Section 13.2(c), “Aggregate Shares” shall be equal to the number of shares of Common Stock of the Company issued at any time in the aggregate to the Lenders under this Agreement.

13.3 Conversion Procedure.

(a) Conversion Procedure. A Lender must do each of the following in order to convert all or a portion of the Conversion Amount held by such Lender pursuant to Section 13.2(a) (the first date on which a Lender has complied with all such procedures (including the satisfaction of any conditions to conversion set forth in the Conversion Notice), the “Conversion Date”):

(i) complete and manually sign the conversion notice provided by the Borrower, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Borrower; provided, that a Conversion Notice may be conditional on the completion of a Change in Control or other condition, transaction or event as Lenders may specify;

(ii) deliver to the Borrower the Promissory Note (if any) representing the Conversion Amount to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay the amount of any tax that may be payable in respect of any transfer involved in the issuance or delivery of Common Shares to a Person other than Lenders.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any Conversion Amount converted, such Conversion Amount shall cease to be outstanding, interest with respect to such Conversion Amount shall cease to accrue and the corresponding Common Shares pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Lender or Lenders entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable on conversion of the Conversion Amount on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Shares and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Lender with the relevant procedures contained in Section 13.3(a) (and in any event no later than three Trading Days thereafter; provided, that if a written notice from such Lender in accordance with Section 13.3(a)(i) specifies a date of delivery for any shares of Common Shares, such shares shall be delivered on the date so specified, which shall be no earlier than the second Business Day and no later than the seventh Business Day following the date of such notice), Borrower shall issue the number of whole shares of Common Shares issuable on conversion (and deliver payment of cash in lieu of fractional shares or as otherwise set out in Section 13.3(f)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Shares, securities or other property, shall be made by book-entry or, at the request of the applicable Lender, by delivering a notice to the Borrower, through the facilities of The Depository Trust Company, or in certificated form. Any such certificate or certificates shall be delivered by the Borrower to the appropriate Lender on a book-entry basis, through

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the facilities of The Depository Trust Company, or by mailing certificates evidencing the shares to the applicable Lender, in each case at their respective addresses set forth in the Conversion Notice. In the event that a Lender shall not by written notice designate the name in which shares of Common Shares (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered on conversion of the Conversion Amount should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Borrower shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Lender and in the manner shown on the records of the Borrower. The Lender shall promptly deliver or cause to be delivered to Borrower’s transfer agent or any other Person all such customary additional documentation as may be reasonably necessary to effectuate the delivery of any Common Shares, securities, or other property in accordance with this Section 13.3(c). Any securities issued to the Lender pursuant to this Agreement shall bear the legends set forth in Section 12.17 to the extent such securities constitute “restricted securities” within the meaning of Rule 144(a)(3).

(d) Status of Reacquired Conversion Amount. The Conversion Amount converted in accordance with this Agreement, or otherwise acquired by the Borrower or any of its Subsidiaries in any manner whatsoever, shall cease to be outstanding after the acquisition thereof.

(e) Partial Conversion. In case any Promissory Note for the Conversion Amount shall be surrendered for partial conversion, the Borrower shall, at its expense, execute and deliver to or on the written order of Lender of the Promissory Note so surrendered a new Promissory Note for the Conversion Amount not converted.

(f) No Fractional Shares. Notwithstanding the foregoing, the Borrower shall not deliver any fractional Common Shares on conversion of the Conversion Amount but the Borrower shall instead pay cash in lieu of delivering any fractional Common Shares issuable on conversion based on the VWAP of the Common Shares for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day).

13.4 Adjustments of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Borrower if any of the following events occurs, except that the Borrower shall not make any adjustments to the Conversion Rate if Lenders participate (other than in the case of a share split or share combination or a tender or exchange offer), at the same time and upon the same terms as holders of the Common Shares and solely as a result of their capacities as Lenders hereunder, in any of the transactions described in this Section 13.4, without having to convert the Conversion Amount, as if it held a number of Common Shares equal to the Conversion Rate multiplied by the Conversion Amount divided by $1,000.

(a) If the Borrower exclusively issues Common Shares as a dividend or distribution on shares of the Common Shares, or if the Borrower effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date;

OS0	=	the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and

OS1	=	the number of Common Shares outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

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Any adjustment made under this Section 13.4(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 13.4 is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) If the Borrower issues to all or substantially all holders of the Common Shares any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Shares at a price per share that is less than the average of the Last Reported Sale Prices of the Common Shares for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of Common Shares issuable pursuant to such rights, options or warrants; and

Y	=	the number of Common Shares equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this Section 13.4(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Shares are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this Section 13.4(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Shares at less than such average of the Last Reported Sale Prices of the Common Shares for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Borrower for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Borrower in good faith and in a commercially reasonable manner.

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(c) If the Borrower distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Borrower or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Shares, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected (or would be required to be effected, notwithstanding the 1% Exception in Section 13.4(k)) pursuant to Section 13.4(a) or Section 13.4(b), (ii) dividends or distributions paid exclusively in cash, as to which the provisions set forth in Section 13.4(d) shall apply, (iii) except as otherwise described below, rights issued pursuant to a stockholder rights plan of the Borrower, (iv) distributions of Exchange Property in a Reorganization Event and (v) Spin-Offs, as to which the provisions set forth below in this Section 13.4(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Borrower in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Common Shares on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 13.4(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. If the Borrower issues rights, options or warrants that are only exercisable on the occurrence of certain triggering events, then the Borrower shall not adjust the Conversion Rate pursuant to the clauses above until the earliest of these triggering events occurs, and the Borrower shall readjust the Conversion Rate to the extent that any of these rights, options or warrants are not exercised before they expire. In the case of any distribution of rights, options or warrants, to the extent any such rights, options or warrants expire unexercised, the Conversion Rate shall be immediately readjusted to the Conversion Rate that would then be in effect had the increase made for the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Shares actually delivered on exercise of such rights, options or warrants. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, Lenders shall receive, in respect of each $1,000 of the Conversion Amount then held, at the same time and on the same terms as holders of the Common Shares, the amount and kind of Distributed Property Lenders would have received if Lenders owned a number of Common Shares equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Borrower determines the “FMV” (as defined above) of any distribution for purposes of this Section 13.4(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this Section 13.4(c) where there has been a payment of a dividend or other distribution on the Common Shares of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Borrower, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Shares applicable to one share of the Common Shares (determined by reference to the definition of Last Reported Sale Price as set forth in Section 14.1 as if references therein to Common Shares were to such Capital Stock or similar equity interest) over the first ten consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); provided, that if there is no Last Reported Sale Price of the Capital Stock or similar equity interest distributed to the holders of the Common Shares on such Ex-Dividend Date, the “Valuation Period” shall be the first ten consecutive Trading Day period after, and including, the first Trading Day such Last Reported Sale Price is available; and

MP0	=	the average of the Last Reported Sale Prices of the Common Shares over the Valuation Period.

The adjustment to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided, that if the relevant Conversion Date occurs during the Valuation Period, references to “ten” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 13.4(c) (and subject in all respect to Section 14.11), rights, options or warrants distributed by the Borrower to all holders of the Common Shares entitling them to subscribe for or purchase shares of the Borrower’s Capital Stock, including Common Shares (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”) (i) are deemed to be transferred with such shares of the Common Shares, (ii) are not exercisable and (iii) are also issued in respect of future issuances of the Common Shares, shall be deemed not to have been distributed for purposes of this Section 13.4(c) (and no adjustment to the Conversion Rate under this Section 13.4(c) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 13.4(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Effective Date, are subject to events, on the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 13.4(c) was made, (A) in the case of any such rights, options or warrants that shall all have been purchased without exercise by any holders thereof, on such final redemption or purchase (1) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (2) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share

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redemption or purchase price received by a holder or holders of Common Shares with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Shares as of the date of such redemption or purchase and (B) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 13.4(a), Section 13.4(b) and Section 13.4(c), if any dividend or distribution to which this Section 13.4(c) is applicable also includes one or both of:

(A) a dividend or distribution of Common Shares to which Section 13.4(a) is applicable (a “Clause A Distribution”); or

(B) a dividend or distribution of rights, options or warrants to which Section 13.4(b) is applicable (a “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and/or Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 13.4(c) is applicable (a “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 13.4(c) with respect to such Clause C Distribution shall then be made and (2) the Clause A Distribution and/or Clause B Distribution shall be deemed to immediately follow such Clause C Distribution and any Conversion Rate adjustment required by Section 13.4(a) and/or Section 13.4(b) with respect thereto shall then be made, except that, if determined by the Borrower (I) the “Ex-Dividend Date” of the Clause A Distribution and/or Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any Common Shares included in the Clause A Distribution and/or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 13.4(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 13.4(b).

(d) If any cash dividend or distribution is made to all or substantially all holders of the Common Shares, the Conversion Rate shall be adjusted based on the following formula:

where,
CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0	=	the Last Reported Sale Price of the Common Shares on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C	=	the amount in cash per share the Borrower distributes to all or substantially all holders of the Common Shares.

Any increase pursuant to this Section 13.4(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board determines not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, Lenders shall receive, for each $1,000 of the Conversion Amount, at the same time and on the same terms as holders of shares of the Common Shares, the amount of cash that Lenders would have received if Lender owned a number of Common Shares equal to the Conversion Rate in effect on the Ex-Dividend Date for such cash dividend or distribution.

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(e) If the Borrower or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Shares that is subject to the then-applicable tender offer rules under the Exchange Act, other than an odd-lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Shares exceeds the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1	=	the Conversion Rate in effect immediately after the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Borrower in good faith and in a commercially reasonable manner) paid or payable for Common Shares purchased in such tender or exchange offer;

OS0	=	the number of Common Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of Common Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this Section 13.4(e) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day immediately following the expiration date of such tender or exchange offer expires; provided that if the relevant Conversion Date occurs during the ten Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “ten” or “tenth” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Rate. For the avoidance of doubt, no adjustment under this Section 13.4(e) shall be made if such adjustment would result in a decrease in the Conversion Rate (other than, for the avoidance of doubt, any readjustment described in the immediately succeeding paragraph).

If the Borrower or one of its Subsidiaries is obligated to purchase the Common Shares pursuant to any such tender or exchange offer described in this Section 13.4(e) but the Borrower or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

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(f) Notwithstanding this Section 13.4 or any other provision of this Agreement, if (i) a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, (ii) Lenders have converted their Conversion Amount and the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or prior to the related Record Date, (iii) the consideration due on such conversion includes any whole Common Shares based on a Conversion Rate that is adjusted for such Ex-Dividend Date and (iv) such Common Shares would be entitled to participate in such dividend, distribution, or other event giving rise to such adjustment, then the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such conversion, and, instead, the Common Shares issuable on conversion on an unadjusted basis shall be entitled to participate in the related dividend, distribution or other event giving rise to such adjustment.

(g) Except as stated herein, the Borrower shall not adjust the Conversion Rate for the issuance of shares of the Common Shares or any securities convertible into or exchangeable for shares of the Common Shares or the right to purchase shares of the Common Shares or such convertible or exchangeable securities.

(h) In addition to those adjustments required by Sections 13.4(a), (b), (c), (d) and (e), and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Borrower’s securities are then listed, the Borrower from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board determines that such increase would be in the Borrower’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Borrower’s securities are then listed, the Borrower may (but is not required to) increase the Conversion Rate to avoid or diminish income tax to holders of Common Shares or rights to purchase Common Shares in connection with a dividend or distribution of Common Shares (or rights to acquire Common Shares) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Borrower shall deliver to Lender a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(i) If the Borrower has a stockholder rights plan in effect on conversion of any portion of the Conversion Amount, each share of Common Shares, if any, issued on such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Shares issued on such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of any portion of the Conversion Amount, the rights have separated from the Common Shares in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Borrower distributed to all or substantially all holders of the Common Shares Distributed Property as provided in Section 13.4(i), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(j) Notwithstanding anything to the contrary in this Section 13.4(j), the Conversion Rate shall not be adjusted:

(i) on the issuance of Common Shares at a price below the Initial Company Share Price or otherwise, other than any such issuance described in Section 13.4(a), (b) or (c);

(ii) on the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Borrower’s securities and the investment of additional optional amounts in Common Shares under any plan;

(iii) on the issuance of any Common Shares or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan (including pursuant to any evergreen plan) or program of or assumed by the Borrower or any of the Borrower’s Subsidiaries or in connection with any such shares withheld by the Borrower for tax withholding purposes;

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(iv) on the issuance of any Common Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Effective Date;

(v) for a tender offer by any party other than a tender offer by the Borrower or one or more of the Borrower’s Subsidiaries as described in Section 13.4(e);

(vi) on the repurchase of any shares of the Common Shares pursuant to an open-market share repurchase program or other buy-back transaction (including, without limitation, through any structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives), or other buy-back transaction, that is not a tender offer or exchange offer of the nature described under Section 13.4(e);

(vii) solely for a change in the par value (or lack of par value) of the Common Shares; or

(viii) for accrued and unpaid interest, if any.

(k) The Borrower shall not adjust the Conversion Rate pursuant to the clauses above unless the adjustment would result in a change of at least 1% in the then effective Conversion Rate; provided, that the Borrower shall carry forward any adjustment to the Conversion Rate that the Borrower would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Conversion Amount (i) in connection with any subsequent adjustment to the Conversion Rate of at least 1% of the Conversion Rate and (ii) regardless of whether the aggregate adjustment is less than 1% of the Conversion Rate, on the Conversion Date, in each case, unless the adjustment has already been made. The provisions described above in this Section 13.4(k) are referred to as the “1% Exception”. All calculations and other determinations under this Section 13 shall be made by the Borrower and shall be made to the nearest 1/10,000th of a share.

(l) Whenever the Conversion Rate is adjusted as herein provided, the Borrower shall promptly deliver to Lenders an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(m) For purposes of this Section 13 the number of Common Shares at any time outstanding shall not include Common Shares held in the treasury of the Borrower so long as the Borrower does not pay any dividend or make any distribution on Common Shares held in the treasury of the Borrower, but shall include Common Shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares.

13.5 Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Borrower with or into another Person, in each case, pursuant to which at least a majority of the Common Shares is changed or converted into, or exchanged for, cash, securities or other property of the Borrower or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the consolidated assets of the Borrower and its Subsidiaries, taken as a whole, in each case pursuant to which the Common Shares are converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Borrower with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Shares into other securities;

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(each, a “Reorganization Event”), the Conversion Amount outstanding immediately prior to such Reorganization Event (to the extent Lenders have not elected a Lender Repurchase Right in accordance with Section 13.5(c)(ii)) shall, without the consent of Lenders and subject to Section 13.5(d), shall automatically become convertible into, in accordance with Section 13.2, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property) that Lenders would have received in such Reorganization Event had Lenders converted their Conversion Amount into the applicable number of Common Shares immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if Lender is a Person with which the Borrower consolidated or into which the Borrower merged or which merged into the Borrower or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Shares held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable on such Reorganization Event is not the same for each share of Common Shares held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 13.5(a), the kind and amount of securities, cash and other property receivable on conversion following such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Shares.

(b) Successive Reorganization Events. The above provisions of this Section 13.5 shall similarly apply to successive Reorganization Events and the provisions of Section 13.4 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Shares) received by the holders of the Common Shares in any such Reorganization Event.

(c) Reorganization Event Notice; Lender Repurchase Right.

(i) The Borrower (or any successor) shall, no less than 20 days prior to the anticipated effective date of any Reorganization Event, provide written notice to Lenders of such anticipated occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property (the “Reorganization Event Notice”); provided, nothing in this Section 13.5(c) shall require the Borrower to deliver such notice to Lenders prior to the public announcement of such anticipated Reorganization Event. Failure to deliver such notice shall not affect the operation of this Section 13.5.

(ii) Upon receipt of the Reorganization Event Notice, Lenders will have the right to require the Borrower to repurchase the Loan (the “Lender Repurchase Right”) at a repurchase price equal to (i) 100% of the Outstanding Principal Amount, plus (ii) accrued and unpaid interest to, but excluding, the effective date of the Reorganization Event (the “Repurchase Price”). To elect the Lender Repurchase Right, the Lenders shall notify Borrower of such election in writing at least three Business Days prior to the later of (i) the anticipated effective date of the Reorganization Event specified in the Reorganization Event Notice, or (ii) the actual effective date of such Reorganization Event. To the extent Lenders exercises their Lender Repurchase Right, payment of the Repurchase Price shall be made to Lenders on the effective date of the Reorganization Event.

(d) Reorganization Event Agreements. The Borrower shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Conversion Amount into the Exchange Property in a manner that is consistent with and gives effect to this Section 13.5 and (ii) to the extent that the Borrower is not the surviving corporation in such Reorganization Event or shall be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Conversion Amount into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

13.6 Certain Covenants.

(a) The Borrower covenants that all Common Shares issued upon conversion of the Conversion Amount will be fully paid and non-assessable by the Borrower and free from all taxes, liens and charges with respect to the issue thereof.

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(b) The Borrower covenants that, if any Common Shares to be provided for the purpose of conversion of the Conversion Amount hereunder require registration with or approval of any governmental authority under any federal or state law before such Common Shares may be validly issued upon conversion, the Borrower will, to the extent then permitted by the rules and interpretations of the SEC, secure such registration or approval, as the case may be.

(c) The Borrower further covenants that if at any time the Common Shares shall be listed on any national securities exchange or automated quotation system the Borrower will list and keep listed, so long as the Common Shares shall be so listed on such exchange or automated quotation system, any Common Shares issuable upon conversion of the Conversion Amount.

13.7 Investor Representations. Each Lender represents and warrants as follows:

(a) Such Lender is an “accredited investor” within the meaning of Regulation D of the Securities Act and is able to bear the risk of its investment in the Preferred Shares and Common Shares. Such Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the conversion of the Conversion Amount into Preferred Shares and Common Shares.

(b) Such Lender and its Representatives has been furnished with (i) materials relating to the business, finances and operations of Borrower, (ii) materials relating to the Preferred Shares and Common Shares and (iii) materials relating to the Loan Agreement, in each case, that have been requested by such Lender. Such Lender and its Representatives have been afforded the opportunity to ask questions of Borrower. Neither such inquiries nor any other due diligence investigations conducted at any time by such Lender and its Representatives shall modify, amend or affect such Lender’s right (i) to rely on Borrower’s representations and warranties contained in Section 5 above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Each Lender understands that its conversion of the Conversion Amount into Preferred Shares and Common Shares involves a high degree of risk. Such Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to making the Loan.

(c) Such Lender understands that any certificate or book-entry position evidencing Preferred Shares and Common Shares will bear the restrictive legend set forth in the Section 12.17 or the certificate of designations for the Preferred Shares.

(d) Such Lender is acquiring the Loan for its own account, the account of its Affiliates, or the accounts of clients for whom such Lender exercises discretionary investment authority (all of whom such Lender hereby represents and warrants are “accredited investors” within the meaning of Regulation D of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. Such Lender has been advised and understands that the conversion of the Conversion Amount into Preferred Shares or Common Shares, as applicable, will not be registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the requirements of the Securities Act (or if eligible, pursuant to Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act).

(e) Such Lender understands that there is no public trading market for the Preferred Shares, that none is expected to develop and that the Preferred Shares shall be held indefinitely unless and until the Preferred Shares are registered under the Securities Act or an exemption from registration is available. Such Lender has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) The obligations of Lender under this Agreement are several and not joint with the obligations of (i) the other Lender under this Agreement and (ii) any lender under that certain Loan Agreement between VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP, a Cayman Islands exempted limited partnership, VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP, a Cayman Islands exempted limited partnership and Borrower dated and effective as of January 23, 2022 (the “Viking Loan Agreement”), and Lender shall not be responsible in any way for the performance of the obligations of any lender under the Viking Loan Agreement. Nothing contained herein, and no action taken by any Lender

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pursuant hereto or any lender pursuant to the Viking Loan Agreement, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among Lender and any lender under the Viking Loan Agreement, or create a presumption that Lender and any lender under the Viking Loan Agreement are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Viking Loan Agreement. Lender shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any lender under the Viking Loan Agreement to be joined as an additional party in any proceeding for such purpose.

(g) Other than with its Affiliates, Lenders are not a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons with respect to any securities of the Company (it being understood that in no event will the lenders under the Viking Loan Agreement or any of their Affiliates be deemed to be Affiliates of Lenders for purposes of this Agreement).

14 DEFINITIONS

14.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“2014 Notes” are (i) the existing unsecured Indebtedness issued under that certain Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of February 4, 2014, and (ii) that certain First Supplemental Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of February 4, 2014.

“2019 Notes” are the existing unsecured Indebtedness issued under that certain Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of November 22, 2019.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Applicable Interest Rate” means:

Date	Applicable Interest Rate
From and including the Effective Date to but excluding March 1, 2022	10%
From and including March 1, 2022 to but excluding June 1, 2022	12%
From and including June 1, 2022 to but excluding September 1, 2022	14%
From and including September 1, 2022 and thereafter	16%

“Authorized Signer” is any individual listed in Borrower’s Borrowing Resolution who is authorized to execute the Loan Documents.

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“Board” is Borrower’s board of directors.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s board of directors (and, if required under the terms of such Person’s Operating Documents, stockholders) and delivered by such Person to Lender approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that set forth as a part of or attached as an exhibit to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents, on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Lender may conclusively rely on such certificate unless and until such Person shall have delivered to Lender a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which commercial banks are required to close in New York, New York.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; and (c) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (b) of this definition.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d) 5 under the Exchange Act), directly or indirectly, of forty percent (40%) or more of the ordinary voting power for the election of directors of Borrower (determined on a fully diluted basis); (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (c) at any time, Borrower shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of each class of outstanding capital stock of each Subsidiary of Borrower (other than director’s qualifying shares) free and clear of all Liens (other than Permitted Liens); or (d) the occurrence of any “Fundamental Change” under the applicable Indenture governing Permitted Convertible Indebtedness.

“Claims” is defined in Section 12.3.

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“Clause A Distribution” is defined in Section 13.4(c).

“Clause B Distribution” is defined in Section 13.4(c).

“Clause C Distribution” is defined in Section 13.4(c).

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

“Common Shares” mean shares of common stock, $0.001 per value per share of the Borrower.

“Constituent Person” is defined in Section 13.5.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Conversion Amount” means the Outstanding Principal Amount plus all accrued and unpaid interest as of the Conversion Date.

“Conversion Cap” means at all times prior to 60 days prior to the Maturity Date, a number of shares of Common Shares not to exceed 9.5% of the number of Common Shares outstanding as of the date hereof (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended), and at all times, at the Lender’s election, a number of Common Shares not to exceed (collectively for such Lender, together with Lenders that are Affiliates) 19.99% of the number of Common Shares outstanding (calculated in accordance with the listing standards of the Nasdaq Stock Market Rule 5635(b).

“Conversion Date” is defined in Section 13.3.

“Conversion Notice” is defined in Section 13.3.

“Conversion Rate” means, in respect of conversion into Common Shares, an initial conversion rate of 352.1126 Common Shares (subject to adjustment as provided herein) per $1,000 Conversion Amount.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Distributed Property” is defined in Section 13.4(c).

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

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“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia (excluding any FSHCO).

“Effective Date” is defined in the preamble hereof.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Exchange Property” is defined in Section 13.5.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to the Lender or required to be withheld or deducted from a payment to the Lender, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of the Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.7, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to a Lender’s failure to provide tax forms pursuant to Section 2.7, and (d) any withholding Taxes imposed under FATCA.

“Ex-Dividend Date” means the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Borrower or, if applicable, from the seller of Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of Common Shares under a separate ticker symbol or CUSIP number shall not be considered “regular way” for the purposes of this definition.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended, as of the date of this Agreement (or any amended or successor version), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code of 1986, as amended.

“Funding Date” means the date on which the Loan has been made pursuant to Section 3.4(b) of this Agreement.

“FSHCO” means any Subsidiary organized under the laws of any political subdivision of the United States (including any disregarded entity for U.S. federal income tax purposes), substantially all of the assets of which consist of, directly or indirectly, equity securities of one or more CFCs or Indebtedness of such CFCs.

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“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is any Person providing a Guaranty in favor of Lender.

“Guaranty” is any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.3.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indenture” means each of (i) that certain Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of November 22, 2019 and (ii) the Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of February 4, 2014, as supplemented by that certain First Supplemental Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of February 4, 2014.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to such Person;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

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(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is each of Borrower’s (a) Chief Executive Officer, who is Stephen Christopher Linthwaite as of the Effective Date, and (b) Chief Financial Officer, who is Vikram Jog as of the Effective Date.

“Last Reported Sale Price” of the Common Shares (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares (or such other security) is traded. If the Common Shares (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Shares (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Shares (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Shares (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Borrower for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

“Lender Entities” is defined in Section 12.9.

“Lender Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower or any Guarantor.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Lender pursuant to this Agreement, all as amended, restated, or otherwise modified.

“Loan Maturity Date” is the 91st calendar day after the latest maturity date of the loans (the “Reference Loan Maturity Date”) borrowed pursuant to the SVB Loan and Security Agreement as in effect as of the Effective Date (without giving effect to any amendments, supplements or other modifications to the SVB Loan and Security Agreement after the Effective Date that would extend the Reference Loan Maturity Date to a later date). For the avoidance of doubt, to the extent that the Reference Loan Maturity Date is pulled forward to an earlier maturity date pursuant to the terms of the SVB Loan and Security Agreement as in effect as of the Effective Date, the Loan Maturity Date shall be automatically adjusted to be the 91st day after the then-current maturity date of the Reference Loan Maturity Date.

“Market Disruption Event” means any of the following events:

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(a) any suspension of, or limitation imposed on, trading of the Common Shares or options contracts relating to the Common Shares by any U.S. exchange or quotation system on which the Last Reported Sale Price is determined pursuant to the definition of “Last Reported Sale Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per Common Share, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the Relevant Exchange or otherwise; or

(b) any event that disrupts or impairs (as determined by the Borrower in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per Common Share, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, Common Shares on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to Common Shares on the Relevant Exchange.

“Material Adverse Change” is (a) [reserved]; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Lender Expenses and other amounts Borrower owes Lender now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Lender, and to perform Borrower’s duties under the Loan Documents.

“Officer” means, with respect to the Borrower, the President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Officers’ Certificate” means a certificate that is delivered to Lender and that is signed by (a) two Officers of the Borrower or (b) one Officer of the Borrower and one of the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or the Controller of the Borrower.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Other Connection Taxes” means, with respect to the Lender, Taxes imposed as a result of a present or former connection between the Lender and the jurisdiction imposing such Tax (other than connections arising from the Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Outstanding Principal Amount” means the original principal amount of the Loan of $12,500,000 and all accrued interest thereon that has been capitalized pursuant to Section 2.4(a)(ii) hereof.

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“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Permitted Acquisition” is an acquisition of all or substantially all of the equity interests or assets (or all or substantially all of the assets constituting a business unit, division, product line or line of business) of a Person, provided:

(a) the Person acquired or assets acquired is a type of business (or the assets are used in a type of business) permitted to be engaged by Borrower under this Agreement;

(b) the acquisition is non-hostile in nature;

(c) the Person or Persons to be acquired shall be solely organized in the United States and shall conduct their principal operations in the United States;

(d) no Event of Default exists at the time of such acquisition or would exist after giving effect to such acquisition;

(e) the acquisition of the Person does not materially and adversely affect Borrower’s earnings;

(f) the consideration paid in connection with all such acquisitions consists solely of (i) Borrower’s equity securities, (ii) the net proceeds received by Borrower or its Subsidiaries in connection with a contemporaneous issuance of equity securities solely for the purpose of consummating such acquisition or (iii) a combination of the foregoing sub-clauses (i) and (ii);

(g) Lender shall have received at least thirty (30) days prior written notice of the closing date for such acquisition;

(h) Borrower shall remain a surviving legal entity; and

(i) any Person that is acquired and remains a separate legal entity shall be organized in the United States and shall become a co-borrower under this Agreement in accordance with Section 6.13 hereof.

“Permitted Convertible Indebtedness” means the 2014 Notes and the 2019 Notes.

“Permitted Indebtedness” is:

(a) (i) Borrower’s or any Subsidiary’s Indebtedness to Lender under this Agreement and the other Loan Documents and (ii) Borrower’s or any Subsidiary’s Indebtedness under the Viking Loan Agreement and the related loan documents;

(b) Indebtedness existing on the Effective Date;

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder;

(g) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

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(h) Permitted Convertible Indebtedness;

(i) Indebtedness that otherwise constitutes a Permitted Investment;

(j) Indebtedness consisting of reimbursement obligations in respect of letters of credit, bank guarantees or bankers’ acceptances issued for the benefit of customers, suppliers or distributors located in foreign jurisdictions in a face amount not to exceed Seven Hundred Thousand Dollars ($700,000);

(k) other unsecured Indebtedness not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time;

(l) Indebtedness under the SVB Loan and Security Agreement or any guaranty provided in respect thereof and (ii) Indebtedness to Silicon Valley Bank in connection with bank services;

(m) Indebtedness of Borrower or a Guarantor owing to a Subsidiary (other than a Guarantor) if and only if such Indebtedness is Subordinated Debt; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Subsidiary ceasing to be a Subsidiary or any other subsequent transfer of any such Indebtedness (except to Borrower) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause; and

(n) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (m) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date;

(b) Investments consisting of Cash Equivalents;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d) Investments consisting of deposit accounts;

(e) Investments accepted in connection with Transfers permitted by Section 7.1;

(f) Investments consisting of the creation of a Subsidiary for the purpose of consummating a merger transaction permitted by Section 7.3 of this Agreement, which is otherwise a Permitted Investment;

(g) Investments (i) by Borrower in Subsidiaries not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year and (ii) by Subsidiaries in other Subsidiaries in the ordinary course of business;

(h) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Board;

(i) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

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(j) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (j) shall not apply to Investments of Borrower in any Subsidiary;

(k) Indebtedness permitted under clause (m) of Permitted Indebtedness; and

(l) other Investments not otherwise permitted by Section 7.7 not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time.

“Permitted Liens” are:

(a) Liens existing on the Effective Date;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) Liens securing capital leases and purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Five Hundred Thousand Dollars ($500,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g) leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business);

(h) non-exclusive licenses of Intellectual Property in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States;

(i) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

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(k) Liens consisting of cash collateral securing obligations described in clause (j) of the definition of “Permitted Indebtedness” hereunder;

(l) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7;

(m) Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions;

(n) customary Liens on funds in a trustee’s possession and granted in favor of such trustee to secure fees and other amounts owing to such trustee under the Indentures or other similar instruments pursuant to which any Permitted Convertible Indebtedness is issued;

(o) Liens on Intellectual Property; and

(p) Liens granted in connection with the SVB Loan and Security Agreement and any Loan Documents (as defined in the SVB Loan and Security Agreement) entered into in connection therewith.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Preferred Shares” mean the Series B-2 Preferred Stock of the Borrower or its Affiliate to be issued to the Lenders or their Affiliates, which is the same series as may be issued in connection with that certain Purchase Agreement, by and between the Company and the Lenders (the “Purchase Agreement”), dated as of the date hereof.

“Quarterly Financial Statements” is defined in Section 6.2(c).

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Shares have the right to receive any cash, securities or other property or in which Common Shares is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Shares entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Reorganization Event” is defined in Section 13.5.

“Reorganization Event Notice” is defined in Section 13.5(c)(i).

“Representatives” means, in respect of any Person, such Person’s directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives.

“Repurchase Price” is defined in Section 13.5(c)(ii).

“Required Lenders” shall mean, at any date, Lenders having or holding a majority of the outstanding principal amount of the Term Loans at such date.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Securities Act” means the Securities Act of 1933, as amended.

“Spin-Off” is defined in Section 13.4(c).

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Lender (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Lender entered into between Lender and the other creditor), on terms acceptable to Lender.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

“SVB Loan and Security Agreement” means that Loan and Security Agreement, dated as of August 2, 2018 by and between the Borrower and Silicon Valley Bank, as amended, restated, modified or otherwise supplemented from time to time.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transfer” is defined in Section 7.1.

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Trigger Event” is defined in Section 13.4(c).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

“Valuation Period” is defined in Section 13.4(c).

“VWAP” means, for any Trading Days, the per share volume-weighted average price of the Common Shares as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FLDM <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Borrower). The “VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:
FLUIDIGM CORPORATION

By:	/s/ Vikram Jog
Name: Vikram Jog
Title: Chief Financial Officer

LENDERS:

CASDIN PARTNERS MASTER FUND, L.P.

By: Casdin Partners GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Name: Kevin O’Brien
Title: General Counsel

CASDIN PRIVATE GROWTH EQUITY FUND II, L.P.

By: Casdin Private Growth Equity Fund II GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Name: Kevin O’Brien
Title: General Counsel

[signature page to Loan Agreement]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Loan Agreement, dated and effective as of January 23, 2022 (the “Agreement”), between CASDIN PARTNERS MASTER FUND, L.P., a Cayman Islands exempted limited partnership (“Master Fund”), CASDIN PRIVATE GROWTH EQUITY FUND II, L.P., a Delaware limited partnership (“PGE Fund”) and Fluidigm Corporation. In accordance with and pursuant to the Agreement, the undersigned hereby elects to convert the Conversion Amount with respect to the Loan under the Agreement, indicated below into shares of common stock, par value $0.001 per share (the “Common Shares”), of the Borrower, [as of the date specified below // on // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Conversion Amount to be converted:

Promissory Note (if applicable) to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of Common Shares to be issued:

Please issue the Common Shares into which the Conversion Amount is being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

Exhibit 10.2

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) dated and effective as of January 23, 2022 (the “Effective Date”) between VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP, a Cayman Islands exempted limited partnership (“Illiquid Sub-Master”), VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP, a Cayman Islands exempted limited partnership (“Drawdown (Aggregator) and together with Illiquid Sub-Master, each a “Lender” and collectively, the “Lenders”) and FLUIDIGM CORPORATION, a Delaware corporation (“Borrower”), provides the terms on which Lenders shall lend to Borrower and Borrower shall repay Lenders. The parties agree as follows:

1 ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP, provided, however, that if at any time any change in GAAP would affect the computation of any covenant or requirement set forth in any Loan Document, and either Borrower or any Lender shall so request, Borrower and Lenders shall negotiate in good faith to amend such covenant or requirement to preserve the original intent thereof in light of such change in GAAP; provided, further, that, until so amended, (i) such covenant or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further, that (x) all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in accordance with GAAP. Notwithstanding the foregoing, all financial covenant (if any) and other financial calculations shall be computed with respect to Borrower only, and not on a consolidated basis. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 14. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2 LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Lenders the Outstanding Principal Amount of the Loan and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.2 Loan.

2.2.1 [Reserved]

2.2.2 Loan.

(a) Availability. Subject to the terms and conditions of this Agreement, Illiquid Sub-Master shall make one term loan to Borrower in an aggregate original principal amount equal to Eight Million and Three Hundred Seventy Five Thousand Dollars ($8,375,000) (the “Illiquid Sub-Master Loan”) and Drawdown (Aggregator) shall make one term loan to Borrower in an aggregate original principal amount equal to Four Million and One Hundred Twenty Five Thousand Dollars ($4,125,000) (the “Drawdown (Aggregator) Loan” and collectively with the Illiquid Sub-Master Loan, the “Loan”). The Loan shall equal an aggregate original principal amount of Twelve Million and Five Hundred Thousand Dollars ($12,500,000).

(b) Repayment. Unless earlier converted, the Outstanding Principal Amount of the Loan (inclusive of principal and accrued and unpaid interest) shall be due and payable in cash on the Loan Maturity Date. Interest shall be due and payable in accordance with Section 2.4(b) hereof. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Obligations of the Borrower to such Lender resulting from the Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The entries made in the accounts maintained pursuant to this Section 2.2 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Obligations in accordance with their terms.

(c) No Permitted Prepayment. Borrower shall not have the option to pay any of the balance under the Loan before the Loan becomes due without the consent of the Lenders.

(d) Evidence of Debt. Each Lender may request that the Loan made by it hereunder be evidenced by a Promissory Note. In such event, the Borrower shall execute and deliver to such Lender a Promissory Note dated the Effective Date, payable to the order of such Lender in an amount equal to the Illiquid Sub-Master Loan or the Drawdown (Aggregator) Loan, as applicable.

2.3 [Reserved]

2.4 Payment of Interest on the Loan.

(a) Interest Rates.

(i) [Reserved]

(ii) Loan; Interest; Computation. The Borrower agrees to pay to Lenders interest on the Outstanding Principal Amount of the Loan at the Applicable Interest Rate for the period from the Funding Date (as defined herein) until the date the Loan shall be paid in full.

(b) All interest shall (a) accrue daily, (b) be payable “in kind” by adding such interest to the Outstanding Principal Amount on the last Business Day of each month after the Funding Date and (c) constitute principal thereafter. On each such last Business Day of each month after the Funding Date, accrued interest shall be capitalized. For the avoidance of doubt, under the terms of this Agreement accrued interest under the Loan shall first be due by Borrower to Lenders on January 31, 2022.

2.5 Fees. Borrower shall pay to Lenders all Lender Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date when due (or, if no stated due date, upon demand by Lenders).

2.6 Payments; Application of Payments.

(a) All payments to be made by Borrower under any Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 12:00 p.m. New York time on the date when due. Payments of principal and/or interest received after 12:00 p.m. New York time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid in accordance with the Illiquid Sub-Master Loan or the Drawdown (Aggregator) Loan, as applicable.

(b) Lenders have the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied. Borrower shall have no right to specify the order or the accounts to which Lenders shall allocate or apply any payments required to be made by Borrower to Lenders or otherwise received by Lenders under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

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2.7 Withholding.

(a) Payments received by Lenders from Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto), except as required by applicable law. Specifically, however, if at any time any applicable law requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to any Lender, Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made. Borrower will, upon request, furnish such Lender with proof reasonably satisfactory to such Lender indicating that Borrower has made such withholding payment.

(b)

(i) Each Lender shall deliver to Borrower, on the Effective Date and at the time or times reasonably requested by the Borrower, properly completed documentation certifying that it is not subject to backup withholding, together with any other documentation such Lender is legally entitled to deliver establishing an exemption from or reduction in the applicable rate of any withholding tax. Notwithstanding anything to the contrary in this Section 2.7, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (b)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Borrower on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), whichever of the following is applicable:

(1) in the case of a Lender that is not a U.S. Person claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Lender that is not a U.S. Person claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate executed under penalty of perjury to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

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(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall at Borrower’s request update such form or certification or promptly notify the Borrower in writing of its legal inability to do so.

(c) The agreements and obligations of Borrower and Lenders contained in this Section 2.7 shall survive the termination of this Agreement.

2.8 Original Issue Discount. The parties acknowledge and agree that the Loan pursuant to this Agreement will be issued with original issue discount (as that term is used in Section 1273(a) of the Internal Revenue Code of 1986, as amended) solely for U.S. federal, state and local income tax purposes. Additional information regarding original issue discount, including the issue date and the yield to maturity with respect to Term Loans can be obtained by contacting Borrower at the address listed in Article 10.

3 CONDITIONS OF LOANS

3.1 Conditions Precedent to Loan. Lenders’ obligation to make the Loan is subject to the condition precedent that Lenders shall have received, in form and substance satisfactory to Lenders, such documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed signatures to the Loan Documents;

(b) the Operating Documents and good standing certificates of Borrower certified by the Secretary of State (or equivalent agency) of Borrower’s jurisdiction of organization or formation and each jurisdiction in which Borrower is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Effective Date;

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(c) a secretary’s certificate of Borrower with respect to such Borrower’s Operating Documents, incumbency, specimen signatures and resolutions authorizing the execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(d) [Reserved];

(e) certified copies, dated as of a recent date, of financing statement searches, as Lenders may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the Loan, will be terminated or released;

(f) payment of the fees and Lender Expenses then due as specified in Section 2.5 hereof; and

(g) duly executed subordination agreements by Subsidiaries that would subordinate any outstanding Indebtedness owing from Borrower to such Subsidiaries, which subordination agreement shall (i) be in form and substance similar to the subordination agreements in existence among such Subsidiaries and Silicon Valley Bank and (ii) subordinate such Indebtedness to the Obligations.

3.2 [Reserved]

3.3 [Reserved]

3.4 Procedures for Borrowing.

(a) [Reserved]

(b) Loan. Subject to the prior satisfaction of all other applicable conditions to the making of the Loan set forth in this Agreement, to obtain the Loan, Borrower shall notify Lenders (which notice shall be irrevocable) by electronic mail by 12:00 noon New York time on the date on which the Loan is made to or for the account of Borrower. Such notice shall be in a written format acceptable to Lenders that is executed by an Authorized Signer.

4 [RESERVED]

5 REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as of the Effective Date as follows:

5.1 Due Organization, Authorization; Power and Authority. Borrower is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. Borrower represents and warrants to Lenders that, except as may have been updated by a notification to Lenders pursuant to Section 7.2, (a) Borrower’s exact legal name is that indicated on the signature page hereof; and (b) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction. If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Lenders of such occurrence and provide Lenders with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority

5

(except such Governmental Approvals which have already been obtained and are in full force and effect), or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2 [Reserved]

5.3 [Reserved]

5.4 Litigation. Except as disclosed, there are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against Borrower or any of its Subsidiaries that could, individually or in the aggregate, reasonably be expected to result in expenses to Borrower of more than One Million Dollars ($1,000,000).

5.5 Financial Statements; Financial Condition. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Lenders fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Lenders.

5.6 Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower (a) has complied in all material respects with all Requirements of Law, and (b) has not violated any Requirements of Law the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in compliance with all applicable laws. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8 Subsidiaries; Investments. Borrower does not own any stock, partnership, or other ownership interest or other equity securities except for Permitted Investments.

5.9 Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except (a) to the extent such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor or (b) if such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000).

To the extent Borrower defers payment of any contested taxes, Borrower shall (i) notify Lenders in writing of the commencement of, and any material development in, the proceedings, and (ii) post bonds or take any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien that is other than a “Permitted Lien.” Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

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5.10 Use of Proceeds. Borrower shall use the proceeds of the Loan solely as working capital and for general corporate purposes.

5.11 Full Disclosure. No written representation, warranty or other statement of Borrower in any report, certificate, or written statement submitted to Lenders, as of the date such representation, warranty, or other statement was made, taken together with all such written reports, written certificates and written statements submitted to Lenders, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the reports, certificates, or written statements not misleading (it being recognized by Lenders that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12 Definition of “Knowledge”. For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer.

6 AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance.

(a) Except as permitted by Section 7.3, maintain its and all its Subsidiaries’ legal existence and good standing (or its foreign equivalent, if any) in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, in all material respects, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably be expected to have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Lenders.

6.2 Financial Statements, Reports, Certificates. Provide Lenders with the following:

(a) [Reserved];

(b) [Reserved];

(c) as soon as available, but no later than within forty-five (45) days after the end of each fiscal quarter, a company prepared consolidated balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations for such period in a form acceptable to Lenders (the “Quarterly Financial Statements”); provided, however, notwithstanding the foregoing, the Quarterly Financial Statements for Borrower’s fourth (4th) quarter of each fiscal year, shall be due within ninety (90) days of such fiscal quarter;

(d) [Reserved];

(e) [Reserved];

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(f) within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower and/or any Guarantor with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the internet at Borrower’s website address; provided, however, Borrower shall promptly notify Lenders in writing (which may be by electronic mail) of the posting of any such documents;

(g) prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could reasonably be expected to result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, One Million Dollars ($1,000,000) or more as reasonably requested by Lenders;

(h) within thirty (30) days of the end of each calendar quarter, an update on the status of any litigation along with such other information relating thereto as reasonably requested by Lenders; and

(i) promptly, from time to time, such other information regarding Borrower or compliance with the terms of any Loan Documents as reasonably requested by Lenders.

6.3 Except as otherwise disclosed to Lenders, any submission by Borrower of any financial statement submitted to Lender shall be deemed to be a representation by Borrower that (i) as of the date of such financial statement, the information and calculations set forth therein are true, accurate and correct, (ii) as of the end of the compliance period set forth in such submission, Borrower is in complete compliance with all required covenants except as noted in such financial statement, (iii) as of the date of such submission, no Events of Default have occurred or are continuing, (iv) as of the date of such submission, Borrower and each of its Subsidiaries has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9, and (v) as of the date of such submission, no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Lender.

6.4 [Reserved]

6.5 Taxes; Pensions. Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Lenders, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.6 Access to Books and Records. At reasonable times, on five (5) Business Days’ notice (provided no notice is required if an Event of Default has occurred and is continuing), Lenders shall have the right to audit and copy Borrower’s Books. The foregoing inspections and audits shall be conducted no more often than once every twelve (12) months (or more frequently as Lenders in their reasonable discretion determines that conditions warrant) unless an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Lenders shall determine is necessary. The foregoing inspections and audits shall be conducted at Borrower’s expense and the charge therefor shall be One Thousand Dollars ($1,000) per person per day (or such higher amount as shall represent Lenders’ then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Lenders schedule an audit more than eight (8) days in advance, and Borrower cancels or seeks to or reschedules the audit with less than eight (8) days written notice to Lenders, then (without limiting any of Lenders’ rights or remedies) Borrower shall pay Lenders a fee of Two Thousand Dollars ($2,000) plus any out-of-pocket expenses incurred by Lenders to compensate Lenders for the anticipated costs and expenses of the cancellation or rescheduling.

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6.7 Insurance.

(a) Keep its business insured for risks and in amounts standard for companies in Borrower’s industry and location and as Lenders may reasonably request. Insurance policies shall be in a form, with financially sound and reputable insurance companies that are not Affiliates of Borrower, and in amounts that are satisfactory to Lenders. All property policies shall have a lender’s loss payable endorsement showing Lenders as lender loss payee. All liability policies shall show, or have endorsements showing, Lenders as additional insured.

(b) Ensure that proceeds payable under any property policy are, at Lenders’ option, payable to Lenders on account of the Obligations. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Five Hundred Thousand Dollars ($500,000) toward the replacement or repair of destroyed or damaged property or the purchase of other property useful to Borrower’s business.

(c) [Reserved]

6.8 [Reserved]

6.9 [Reserved]

6.10 Protection of Intellectual Property Rights.

(a) (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property material to Borrower’s business; (ii) promptly advise Lenders in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property material to Borrower’s business; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Lender’s written consent.

6.11 [Reserved]

6.12 [Reserved]

6.13 Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7 hereof, at the time that Borrower or any Guarantor forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date (including, without limitation, pursuant to a Division), Borrower and such Guarantor shall (a) with respect to Domestic Subsidiaries only, cause such new Domestic Subsidiary to provide to Lenders a joinder to this Agreement to become a co-borrower hereunder or a Guaranty to become a Guarantor hereunder, all in form and substance satisfactory to Lenders, (b) [reserved]; and (c) provide to Lenders all other documentation in form and substance satisfactory to Lenders, including one or more opinions of counsel satisfactory to Lenders, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.13 shall be a Loan Document.

6.14 [Reserved]

6.15 Permitted Convertible Indebtedness. Promptly after Borrower’s receipt of notice of any election or request by the holders of Permitted Convertible Indebtedness to redeem, provide Lender with written notice of such election or request.

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7 NEGATIVE COVENANTS

Borrower shall not do any of the following without the Required Lenders’ prior written consent:

7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (including, without limitation, pursuant to a Division) (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the ordinary course of business of Borrower; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2 of this Agreement; (e) dispositions of Intellectual Property that are permitted pursuant to Section 6.10(a); (f) consisting of Borrower’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (g) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States; and (h) of other property with a book value not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year.

7.2 Changes in Business, Management, Control, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) except with respect to Key Person departures currently contemplated in connection with Lenders’ purchase of certain Preferred Shares of Borrower, fail to provide notice to Lenders of any Key Person departing from or ceasing to be employed by Borrower within five (5) days after his or her departure from Borrower.

Borrower shall not, without at least thirty (30) days prior written notice to Lenders: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Hundred Thousand Dollars ($500,000) in Borrower’s assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (including, without limitation, by the formation of any Subsidiary or pursuant to a Division). Notwithstanding the foregoing, (a) a Subsidiary may merge or consolidate into another Subsidiary or into Borrower and (b) Borrower may consummate Permitted Acquisitions.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, except for Permitted Liens.

7.6 [Reserved]

7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock of Borrower provided that Borrower may (i) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) pay dividends solely in common stock; (iii) pay cash in lieu of fractional shares in connection with any distribution, payment or redemption permitted pursuant to this Section 7.7; (iv) make non-cash purchases or withholding of capital stock in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or the vesting of restricted stock units or in connection with the satisfaction of withholding tax obligations; and (v) make other payments, distributions, redemptions, retirements or purchases in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year so long as an Event of Default does not exist at the time of any such payment, distribution, redemption, retirement or purchase and would not exist after giving effect thereto; or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so other than Permitted Investments. For the avoidance of doubt, the term “capital stock” shall not include any convertible debt security and clause (a) shall not apply to the redemption, repurchase or conversion of any convertible debt security.

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7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except (i) for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, (ii) employee agreements or arrangements, indemnification agreements and compensation arrangements approved by the Board (or a committee thereof), (iii) transactions of the type described in and permitted in Section 7.7 and Permitted Investments and (iv) equity or Subordinated Debt financing transactions with existing investors that are not otherwise prohibited by this Agreement.

7.9 Subordinated Debt; Permitted Convertible Indebtedness.

(a) Subordinated Debt. (i) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (ii) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to Obligations owed to Lenders.

(b) Permitted Convertible Indebtedness. Except for redemptions or repurchases of the Permitted Convertible Indebtedness mandatorily required to be made pursuant to the terms of the Indentures as in effect on the date hereof, make any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund, settlement, conversion, or similar payment with respect to, any Permitted Convertible Indebtedness, except that (i) Borrower may make any required payments of cash or deliveries in shares of common stock of Borrower or any combination thereof (or other securities or property following a merger event, reclassification or other change of the common stock) (and cash in lieu of fractional shares) pursuant to the terms of, and otherwise perform its obligations under, any Permitted Convertible Indebtedness (including, without limitation, making payments of interest and principal thereon, making payments due upon required repurchase or redemption thereof and/or making payments and deliveries upon conversion thereof) (provided that, for the sake of clarity, “required payments or deliveries” shall not include a redemption of the Permitted Convertible Indebtedness by Borrower at Borrower’s option) and (ii) notwithstanding anything to the contrary herein, Borrower may issue a conversion notice under Section 14.13 of the Indenture for the 2019 Notes and may make all required payments and deliveries upon conversion of the 2019 Notes in connection with such conversion notice.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of the Loan for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

7.11 Guaranty. To permit any of its Subsidiaries to guarantee the payment of any Indebtedness of Borrower or any of its Subsidiaries unless such Subsidiary within 10 days executes and delivers a Guaranty in form and substance reasonably satisfactory to Lenders providing for a Guaranty by such Subsidiary of the Obligations, provided that the Guaranty arising under this provision in favor of Lenders as a result of a Subsidiary guaranteeing obligations under the SVB Loan and Security Agreement shall be subordinated in right of payment to the same extent the Obligations are subordinated to the obligations under the SVB Loan and Security Agreement.

8 EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on the Loan when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Loan Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default;

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8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.5, 6.6, 6.7, 6.10 or 6.13 or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within fifteen (15) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the fifteen (15) day period or cannot after diligent attempts by Borrower be cured within such fifteen (15) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default. Cure periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in clause (a) above;

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary), or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting all or any material part of its business;

8.5 Insolvency. (a) Borrower or any of its Subsidiaries is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and is not dismissed or stayed within forty-five (45) days;

8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Five Hundred Thousand Dollars ($500,000); or (b) any breach or default by Borrower or Guarantor, the result of which could have a material adverse effect on Borrower’s or any Guarantor’s business; provided, however, that the Event of Default under this Section 8.6 caused by the occurrence of a breach or default under such other agreement shall be cured or waived for purposes of this Agreement upon Lenders receiving written notice from the party asserting such breach or default of such cure or waiver of the breach or default under such other agreement, if at the time of such cure or waiver under such other agreement (x) Lenders have not declared an Event of Default under this Agreement and/or exercised any rights with respect thereto; (y) any such cure or waiver does not result in an Event of Default under any other provision of this Agreement or any Loan Document; and (z) in connection with any such cure or waiver under such other agreement, the terms of any agreement with such third party are not modified or amended in any manner which could in the good faith business judgment of Lenders be materially less advantageous to Borrower;

8.7 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower by any Governmental Authority, and the same are not, within ten (10) days after the entry, assessment or issuance thereof, discharged, satisfied, or paid, or after execution thereof, stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay;

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8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Lenders or to induce Lenders to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or any applicable subordination or intercreditor agreement;

8.10 Guaranty. (a) Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect; (b) any Guarantor does not perform any obligation or covenant under any guaranty of the Obligations; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.6, 8.7, or 8.8 of this Agreement occurs with respect to any Guarantor, (d) the death, liquidation, winding up, or termination of existence of any Guarantor; or (e) a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations occurs with respect to any Guarantor; or

8.11 Governmental Approvals. Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term and such decision or such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to cause, a Material Adverse Change.

9 LENDERS’ RIGHTS AND REMEDIES

9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Required Lenders may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Required Lenders);

(b) exercise all rights and remedies available to Lenders under the Loan Documents or at law or equity.

9.2 No Waiver; Remedies Cumulative. Lenders’ failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Lenders thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Lenders’ rights and remedies under this Agreement and the other Loan Documents are cumulative. Lenders have all rights and remedies provided under the Code, by law, or in equity. Lender’s exercise of one right or remedy is not an election and shall not preclude Lenders from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Lenders’ waiver of any Event of Default is not a continuing waiver. Lenders’ delay in exercising any remedy is not a waiver, election, or acquiescence.

9.3 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lenders on which Borrower is liable.

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10 NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Lender or Borrower may change their respective mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	FLUIDIGM CORPORATION
2 Tower Place, Suite 2000
South San Francisco, CA 94080
Attn: Vikram Jog, Chief Financial Officer
Email: vikram.jog@fluidigm.com

If to Lenders:	VIKING GLOBAL INVESTORS LP
55 Railroad Ave
Greenwich, Connecticut 06830
Attn: Legal and Compliance Department
Email: legalnotices@vikingglobal.com

11 CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

New York law governs the Loan Documents. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts of New York, in each case sitting in the Borough of Manhattan. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND ANY NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

This Section 11 shall survive the termination of this Agreement.

12 GENERAL PROVISIONS

12.1 Termination; Survival. All covenants, representations and warranties made in this Agreement shall continue in full force until all Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. Upon the earlier of the payment in full of the Loan or the conversion of the Conversion Amount pursuant to this Agreement, this Agreement shall automatically terminate (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement). Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.

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12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Lender’s prior written consent (which may be granted or withheld in Lenders’ discretion). Each Lender has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, such Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents to any Person. Borrower shall maintain at one of its offices a copy of each assignment and assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Lender, at any reasonable time and from time to time upon reasonable prior notice. If any Lender sells at any time participations to any person (each, a “Participant”) in all or a portion of such Lender’s right or obligations under this Agreement, (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

12.3 Indemnification. Borrower agrees to indemnify, defend and hold Lenders and their directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Lenders (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (ii) all losses or expenses (including Lender Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Lenders and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

This Section 12.3 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6 Correction of Loan Documents. Required Lenders may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as Lenders provide Borrower with written notice of such correction and allows Borrower at least ten (10) days to object to such correction. In the event of such objection, such correction shall not be made except by an amendment signed by the Required Lenders and Borrower.

12.7 Amendments in Writing; Waiver; Integration. Without the consent of Required Lenders, no purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought; and provided, further, that no such

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waiver and no such amendment, supplement or modification shall, without the consent of each Lender directly and adversely affected thereby: (i) forgive or reduce any portion of any Loan owing to such Lender or extend the final scheduled maturity date of any such Loan or reduce the stated rate, or forgive any portion thereof, or extend the date for the payment, of any principal, interest or fee payable hereunder, or make any Loan, interest, Fee or other amount payable in any currency, or (ii) release all or substantially all of the Guarantors under the Guaranty, if any (except as expressly permitted by the Guaranty), or (iii) reduce the percentages specified in the definitions of the terms Required Lenders, or amend, restate, supplement, modify or waive any provision of this Section 12.7 that has the effect of decreasing the number of Lenders that must approve any amendment, restatement, supplementation, modification or waiver, (iv) amend, modify or supplement Article 13 hereof, or (v) consent to the assignment or transfer by Borrower of its rights and obligations under this Agreement party (except as explicitly permitted hereunder).

12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9 Confidentiality. In handling any confidential information, Lenders shall exercise the same degree of care that they exercise for their own proprietary information and Lenders will not disclose, divulge, or use for any purpose (other than to monitor its Loan to Borrower) any confidential information obtained from Borrower (including any confidential information obtained pursuant to the terms of this Agreement), but disclosure of information may be made: (a) to Lenders Subsidiaries or Affiliates in the ordinary course of business (such Subsidiaries and Affiliates, together with Lenders, collectively, “Lender Entities”), provided that Lenders inform such Subsidiary or Affiliate that such information is confidential and direct such Subsidiary and Affiliate to maintain the confidentiality of such information; (b) to investors or prospective investors of the Lenders or the funds or accounts for whom the Lenders’ investment managers act as managers or investment managers, provided, however Lenders, their investment managers or their Affiliates shall enter into (or have already entered into) confidentiality agreements with such recipients on terms substantively similar to the provisions contained in this paragraph); (c) to prospective transferees or purchasers of any interest in the Loan (provided, however, Lenders shall enter into confidentiality agreement with prospective transferees or purchasers on terms substantially similar to the provisions contained in this paragraph); (d) as required by law, regulation, subpoena, or other order, provided that Lenders promptly notify Borrower of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure; (e) to the extent required by securities Laws or Governmental Authority or rules or regulations of securities exchanges or similar entities in connection with any required securities filings; (f) as Lenders consider appropriate in exercising remedies under the Loan Documents; and (g) to their attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring the Loan to Borrower and so long as such service providers have executed a confidentiality agreement with Lenders with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Lenders’ possession when disclosed to Lenders, or becomes part of the public domain (other than as a result of its disclosure by Lenders in violation of this Agreement) after disclosure to Lenders; or (ii) disclosed to Lenders by a third party, if Lenders do not know that the third party is prohibited from disclosing the information.

The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.10 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Lenders arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.11 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.12 Calculations in Respect of the Loans. Other than as specified herein, Borrower and its agents shall be responsible for making the calculations called for under the Loans. These calculations include, but are not limited to, any adjustments to the Conversion Rate, the determination of any Last Reported Sale Price and the consideration deliverable in respect of any conversion. Borrower will make all these calculations in good faith and

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shall provide written notice of any such calculation to Lenders, which written notice shall set forth in reasonable detail the basis for the calculation thereof, and, absent manifest error, Borrower’s calculations as specified in such written notice shall become final and binding on Lenders on the earlier of (i) 30 days after the receipt thereof and (ii) agreement on the part of Lenders.

12.13 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.14 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.15 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.16 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

12.17 Restricted Securities; Legends.

(a) Lenders understand that the Common Shares or Preferred Shares, as applicable, issued in accordance with this Agreement will be characterized as “restricted securities” under Rule 144(a)(3) of the Securities Act unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Common Shares or Preferred Shares, as the case may be, no longer being a “restricted security.”

(b) It is understood that the Common Shares or Preferred Shares, as applicable, issued in accordance with this Agreement shall bear the following or a similar legend for so long as such securities constitute “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act:

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT, AND

(2) AGREES FOR THE BENEFIT OF FLUIDIGM CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

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(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

13 CONVERSION

13.1 Preferred Share Automatic Conversion. Upon issuance of the Preferred Shares by the Borrower (if approved at the Company Stockholder Meeting), without any further action taken or notice given by the Lenders, the Conversion Amount shall convert automatically into a number of Preferred Shares equal to:

(1) the Conversion Amount divided by $1,000 multiplied by

(2) the Conversion Price (as defined under the applicable definitive documentation governing the Preferred Shares) divided by $2.84 (the “Initial Company Share Price”).

For the avoidance of doubt, no Preferred Shares will be issued prior to obtaining the approval of the stockholders of the Company authorizing the issuance of such Preferred Shares at a duly called meeting of such stockholders (the “Company Stockholder Meeting”) and shall be issued in connection with the Closing (as defined in the Purchase Agreement). In lieu of fractional shares otherwise issuable, each Lender shall be entitled to receive, at the Company’s sole discretion, either (i) cash in lieu of delivering any fractional Preferred Shares issuable on conversion in an amount equal to the product obtained by multiplying (A) the applicable “Conversion Rate” (not as defined herein, but in the applicable certificate of designations for the Preferred Shares) by (B) the fraction of a Preferred Share not issued by (C) the VWAP of the Common Shares for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day) or (ii) one additional whole share of fully paid and nonassessable Preferred Share.

13.2 Common Share Conversion Privilege.

(a) Upon the earlier to occur of (i) a negative vote at the Company Stockholder Meeting with respect to the authorization of the Preferred Shares, and therefore the automatic conversion pursuant to Section 13.1 does not occur, or (ii) the termination of the Purchase Agreement and therefore the automatic conversion pursuant to Section 13.1 does not occur (the earlier to occur of immediately preceding clauses (i) and (ii), the “Conversion Privilege Trigger”), Lenders shall have the right, at Lenders’ option, at any time following the conclusion of the Company Stockholder Meeting or termination of the Purchase Agreement, but prior to the close of business on the Business Day immediately preceding the Loan Maturity Date, subject to the conversion procedures set forth in Section 13.3, to convert all or a portion of such Lender’s Conversion Amount at any time into a number of Common Shares equal to (1) the Conversion Amount so converted multiplied by (2) the Conversion Rate divided by (3) $1,000; provided, that Lenders shall receive cash in lieu of any fractional shares as set out in Section 13.3(f). For the avoidance of doubt, Lenders may not convert any portion of such Lender’s Conversion Amount pursuant to this Section 13.2(a) prior to the occurrence of the Conversion Privilege Trigger.

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(b) The Borrower shall at all times reserve and keep available out of its authorized and unissued Common Shares, solely for issuance on the conversion of the Conversion Amount, such number of Common Shares as shall from time to time be issuable on the conversion of all the Conversion Amount then outstanding. The Borrower shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of Common Shares as shall from time to time be issuable on the conversion of the Conversion Amount then outstanding. Any Common Shares issued on conversion of the Conversion Amount shall be duly authorized, validly issued, fully paid and nonassessable and shall not be subject to preemptive rights or subscription rights of any other stockholder of the Borrower.

(c) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require Borrower to issue any Common Shares to Lenders to the extent such issuance would result in the number of Aggregate Shares issued by Borrower to the Lenders under this Agreement, to exceed the Conversion Cap. For purposes of this Section 13.2(c), “Aggregate Shares” shall be equal to the number of shares of Common Stock of the Company issued at any time in the aggregate to the Lenders under this Agreement.

13.3 Conversion Procedure.

(a) Conversion Procedure. A Lender must do each of the following in order to convert all or a portion of the Conversion Amount held by such Lender pursuant to Section 13.2(a) (the first date on which a Lender has complied with all such procedures (including the satisfaction of any conditions to conversion set forth in the Conversion Notice), the “Conversion Date”):

(i) complete and manually sign the conversion notice provided by the Borrower, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Borrower; provided, that a Conversion Notice may be conditional on the completion of a Change in Control or other condition, transaction or event as Lenders may specify;

(ii) deliver to the Borrower the Promissory Note (if any) representing the Conversion Amount to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay the amount of any tax that may be payable in respect of any transfer involved in the issuance or delivery of Common Shares to a Person other than Lenders.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any Conversion Amount converted, such Conversion Amount shall cease to be outstanding, interest with respect to such Conversion Amount shall cease to accrue and the corresponding Common Shares pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Lender or Lenders entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable on conversion of the Conversion Amount on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Shares and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Lender with the relevant procedures contained in Section 13.3(a) (and in any event no later than three Trading Days thereafter; provided, that if a written notice from such Lender in accordance with Section 13.3(a)(i) specifies a date of delivery for any shares of Common Shares, such shares shall be delivered on the date so specified, which shall be no earlier than the second Business Day and no later than the seventh Business Day following the date of such notice), Borrower shall issue the number of whole shares of Common Shares issuable on conversion (and deliver payment of cash in lieu of fractional shares or as otherwise set out in Section 13.3(f)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Shares, securities or other property, shall be made by book-entry or, at the request of the applicable Lender, by delivering a notice to the Borrower, through the facilities of The Depository Trust Company, or in certificated form. Any such certificate or certificates shall be delivered by the Borrower to the appropriate Lender on a book-entry basis, through

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the facilities of The Depository Trust Company, or by mailing certificates evidencing the shares to the applicable Lender, in each case at their respective addresses set forth in the Conversion Notice. In the event that a Lender shall not by written notice designate the name in which shares of Common Shares (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered on conversion of the Conversion Amount should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Borrower shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Lender and in the manner shown on the records of the Borrower. The Lender shall promptly deliver or cause to be delivered to Borrower’s transfer agent or any other Person all such customary additional documentation as may be reasonably necessary to effectuate the delivery of any Common Shares, securities, or other property in accordance with this Section 13.3(c). Any securities issued to the Lender pursuant to this Agreement shall bear the legends set forth in Section 12.17 to the extent such securities constitute “restricted securities” within the meaning of Rule 144(a)(3).

(d) Status of Reacquired Conversion Amount. The Conversion Amount converted in accordance with this Agreement, or otherwise acquired by the Borrower or any of its Subsidiaries in any manner whatsoever, shall cease to be outstanding after the acquisition thereof.

(e) Partial Conversion. In case any Promissory Note for the Conversion Amount shall be surrendered for partial conversion, the Borrower shall, at its expense, execute and deliver to or on the written order of Lender of the Promissory Note so surrendered a new Promissory Note for the Conversion Amount not converted.

(f) No Fractional Shares. Notwithstanding the foregoing, the Borrower shall not deliver any fractional Common Shares on conversion of the Conversion Amount but the Borrower shall instead pay cash in lieu of delivering any fractional Common Shares issuable on conversion based on the VWAP of the Common Shares for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day).

13.4 Adjustments of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Borrower if any of the following events occurs, except that the Borrower shall not make any adjustments to the Conversion Rate if Lenders participate (other than in the case of a share split or share combination or a tender or exchange offer), at the same time and upon the same terms as holders of the Common Shares and solely as a result of their capacities as Lenders hereunder, in any of the transactions described in this Section 13.4, without having to convert the Conversion Amount, as if it held a number of Common Shares equal to the Conversion Rate multiplied by the Conversion Amount divided by $1,000.

(a) If the Borrower exclusively issues Common Shares as a dividend or distribution on shares of the Common Shares, or if the Borrower effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date;

OS0	=	the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and

OS1	=	the number of Common Shares outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

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Any adjustment made under this Section 13.4(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 13.4 is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) If the Borrower issues to all or substantially all holders of the Common Shares any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Shares at a price per share that is less than the average of the Last Reported Sale Prices of the Common Shares for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of Common Shares issuable pursuant to such rights, options or warrants; and

Y	=	the number of Common Shares equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this Section 13.4(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Shares are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this Section 13.4(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Shares at less than such average of the Last Reported Sale Prices of the Common Shares for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Borrower for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Borrower in good faith and in a commercially reasonable manner.

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(c) If the Borrower distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Borrower or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Shares, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected (or would be required to be effected, notwithstanding the 1% Exception in Section 13.4(k)) pursuant to Section 13.4(a) or Section 13.4(b), (ii) dividends or distributions paid exclusively in cash, as to which the provisions set forth in Section 13.4(d) shall apply, (iii) except as otherwise described below, rights issued pursuant to a stockholder rights plan of the Borrower, (iv) distributions of Exchange Property in a Reorganization Event and (v) Spin-Offs, as to which the provisions set forth below in this Section 13.4(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Borrower in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Common Shares on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 13.4(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. If the Borrower issues rights, options or warrants that are only exercisable on the occurrence of certain triggering events, then the Borrower shall not adjust the Conversion Rate pursuant to the clauses above until the earliest of these triggering events occurs, and the Borrower shall readjust the Conversion Rate to the extent that any of these rights, options or warrants are not exercised before they expire. In the case of any distribution of rights, options or warrants, to the extent any such rights, options or warrants expire unexercised, the Conversion Rate shall be immediately readjusted to the Conversion Rate that would then be in effect had the increase made for the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Shares actually delivered on exercise of such rights, options or warrants. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, Lenders shall receive, in respect of each $1,000 of the Conversion Amount then held, at the same time and on the same terms as holders of the Common Shares, the amount and kind of Distributed Property Lenders would have received if Lenders owned a number of Common Shares equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Borrower determines the “FMV” (as defined above) of any distribution for purposes of this Section 13.4(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this Section 13.4(c) where there has been a payment of a dividend or other distribution on the Common Shares of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Borrower, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Shares applicable to one share of the Common Shares (determined by reference to the definition of Last Reported Sale Price as set forth in Section 14.1 as if references therein to Common Shares were to such Capital Stock or similar equity interest) over the first ten consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); provided, that if there is no Last Reported Sale Price of the Capital Stock or similar equity interest distributed to the holders of the Common Shares on such Ex-Dividend Date, the “Valuation Period” shall be the first ten consecutive Trading Day period after, and including, the first Trading Day such Last Reported Sale Price is available; and

MP0	=	the average of the Last Reported Sale Prices of the Common Shares over the Valuation Period.

The adjustment to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided, that if the relevant Conversion Date occurs during the Valuation Period, references to “ten” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 13.4(c) (and subject in all respect to Section 14.11), rights, options or warrants distributed by the Borrower to all holders of the Common Shares entitling them to subscribe for or purchase shares of the Borrower’s Capital Stock, including Common Shares (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”) (i) are deemed to be transferred with such shares of the Common Shares, (ii) are not exercisable and (iii) are also issued in respect of future issuances of the Common Shares, shall be deemed not to have been distributed for purposes of this Section 13.4(c) (and no adjustment to the Conversion Rate under this Section 13.4(c) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 13.4(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Effective Date, are subject to events, on the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 13.4(c) was made, (A) in the case of any such rights, options or warrants that shall all have been purchased without exercise by any holders thereof, on such final redemption or purchase (1) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (2) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share

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redemption or purchase price received by a holder or holders of Common Shares with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Shares as of the date of such redemption or purchase and (B) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 13.4(a), Section 13.4(b) and Section 13.4(c), if any dividend or distribution to which this Section 13.4(c) is applicable also includes one or both of:

(A) a dividend or distribution of Common Shares to which Section 13.4(a) is applicable (a “Clause A Distribution”); or

(B) a dividend or distribution of rights, options or warrants to which Section 13.4(b) is applicable (a “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and/or Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 13.4(c) is applicable (a “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 13.4(c) with respect to such Clause C Distribution shall then be made and (2) the Clause A Distribution and/or Clause B Distribution shall be deemed to immediately follow such Clause C Distribution and any Conversion Rate adjustment required by Section 13.4(a) and/or Section 13.4(b) with respect thereto shall then be made, except that, if determined by the Borrower (I) the “Ex-Dividend Date” of the Clause A Distribution and/or Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any Common Shares included in the Clause A Distribution and/or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 13.4(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 13.4(b).

(d) If any cash dividend or distribution is made to all or substantially all holders of the Common Shares, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0	=	the Last Reported Sale Price of the Common Shares on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C	=	the amount in cash per share the Borrower distributes to all or substantially all holders of the Common Shares.

Any increase pursuant to this Section 13.4(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board determines not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, Lenders shall receive, for each $1,000 of the Conversion Amount, at the same time and on the same terms as holders of shares of the Common Shares, the amount of cash that Lenders would have received if Lender owned a number of Common Shares equal to the Conversion Rate in effect on the Ex-Dividend Date for such cash dividend or distribution.

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(e) If the Borrower or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Shares that is subject to the then-applicable tender offer rules under the Exchange Act, other than an odd-lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Shares exceeds the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1	=	the Conversion Rate in effect immediately after the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Borrower in good faith and in a commercially reasonable manner) paid or payable for Common Shares purchased in such tender or exchange offer;

OS0	=	the number of Common Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of Common Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this Section 13.4(e) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day immediately following the expiration date of such tender or exchange offer expires; provided that if the relevant Conversion Date occurs during the ten Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “ten” or “tenth” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Rate. For the avoidance of doubt, no adjustment under this Section 13.4(e) shall be made if such adjustment would result in a decrease in the Conversion Rate (other than, for the avoidance of doubt, any readjustment described in the immediately succeeding paragraph).

If the Borrower or one of its Subsidiaries is obligated to purchase the Common Shares pursuant to any such tender or exchange offer described in this Section 13.4(e) but the Borrower or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

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(f) Notwithstanding this Section 13.4 or any other provision of this Agreement, if (i) a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, (ii) Lenders have converted their Conversion Amount and the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or prior to the related Record Date, (iii) the consideration due on such conversion includes any whole Common Shares based on a Conversion Rate that is adjusted for such Ex-Dividend Date and (iv) such Common Shares would be entitled to participate in such dividend, distribution, or other event giving rise to such adjustment, then the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such conversion, and, instead, the Common Shares issuable on conversion on an unadjusted basis shall be entitled to participate in the related dividend, distribution or other event giving rise to such adjustment.

(g) Except as stated herein, the Borrower shall not adjust the Conversion Rate for the issuance of shares of the Common Shares or any securities convertible into or exchangeable for shares of the Common Shares or the right to purchase shares of the Common Shares or such convertible or exchangeable securities.

(h) In addition to those adjustments required by Sections 13.4(a), (b), (c), (d) and (e), and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Borrower’s securities are then listed, the Borrower from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board determines that such increase would be in the Borrower’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Borrower’s securities are then listed, the Borrower may (but is not required to) increase the Conversion Rate to avoid or diminish income tax to holders of Common Shares or rights to purchase Common Shares in connection with a dividend or distribution of Common Shares (or rights to acquire Common Shares) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Borrower shall deliver to Lender a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(i) If the Borrower has a stockholder rights plan in effect on conversion of any portion of the Conversion Amount, each share of Common Shares, if any, issued on such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Shares issued on such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of any portion of the Conversion Amount, the rights have separated from the Common Shares in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Borrower distributed to all or substantially all holders of the Common Shares Distributed Property as provided in Section 13.4(i), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(j) Notwithstanding anything to the contrary in this Section 13.4(j), the Conversion Rate shall not be adjusted:

(i) on the issuance of Common Shares at a price below the Initial Company Share Price or otherwise, other than any such issuance described in Section 13.4(a), (b) or (c);

(ii) on the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Borrower’s securities and the investment of additional optional amounts in Common Shares under any plan;

(iii) on the issuance of any Common Shares or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan (including pursuant to any evergreen plan) or program of or assumed by the Borrower or any of the Borrower’s Subsidiaries or in connection with any such shares withheld by the Borrower for tax withholding purposes;

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(iv) on the issuance of any Common Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Effective Date;

(v) for a tender offer by any party other than a tender offer by the Borrower or one or more of the Borrower’s Subsidiaries as described in Section 13.4(e);

(vi) on the repurchase of any shares of the Common Shares pursuant to an open-market share repurchase program or other buy-back transaction (including, without limitation, through any structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives), or other buy-back transaction, that is not a tender offer or exchange offer of the nature described under Section 13.4(e);

(vii) solely for a change in the par value (or lack of par value) of the Common Shares; or

(viii) for accrued and unpaid interest, if any.

(k) The Borrower shall not adjust the Conversion Rate pursuant to the clauses above unless the adjustment would result in a change of at least 1% in the then effective Conversion Rate; provided, that the Borrower shall carry forward any adjustment to the Conversion Rate that the Borrower would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Conversion Amount (i) in connection with any subsequent adjustment to the Conversion Rate of at least 1% of the Conversion Rate and (ii) regardless of whether the aggregate adjustment is less than 1% of the Conversion Rate, on the Conversion Date, in each case, unless the adjustment has already been made. The provisions described above in this Section 13.4(k) are referred to as the “1% Exception”. All calculations and other determinations under this Section 13 shall be made by the Borrower and shall be made to the nearest 1/10,000th of a share.

(l) Whenever the Conversion Rate is adjusted as herein provided, the Borrower shall promptly deliver to Lenders an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(m) For purposes of this Section 13 the number of Common Shares at any time outstanding shall not include Common Shares held in the treasury of the Borrower so long as the Borrower does not pay any dividend or make any distribution on Common Shares held in the treasury of the Borrower, but shall include Common Shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares.

13.5 Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Borrower with or into another Person, in each case, pursuant to which at least a majority of the Common Shares is changed or converted into, or exchanged for, cash, securities or other property of the Borrower or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the consolidated assets of the Borrower and its Subsidiaries, taken as a whole, in each case pursuant to which the Common Shares are converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Borrower with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Shares into other securities;

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(each, a “Reorganization Event”), the Conversion Amount outstanding immediately prior to such Reorganization Event (to the extent Lenders have not elected a Lender Repurchase Right in accordance with Section 13.5(c)(ii)) shall, without the consent of Lenders and subject to Section 13.5(d), shall automatically become convertible into, in accordance with Section 13.2, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property) that Lenders would have received in such Reorganization Event had Lenders converted their Conversion Amount into the applicable number of Common Shares immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if Lender is a Person with which the Borrower consolidated or into which the Borrower merged or which merged into the Borrower or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Shares held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable on such Reorganization Event is not the same for each share of Common Shares held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 13.5(a), the kind and amount of securities, cash and other property receivable on conversion following such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Shares.

(b) Successive Reorganization Events. The above provisions of this Section 13.5 shall similarly apply to successive Reorganization Events and the provisions of Section 13.4 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Shares) received by the holders of the Common Shares in any such Reorganization Event.

(c) Reorganization Event Notice; Lender Repurchase Right.

(i) The Borrower (or any successor) shall, no less than 20 days prior to the anticipated effective date of any Reorganization Event, provide written notice to Lenders of such anticipated occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property (the “Reorganization Event Notice”); provided, nothing in this Section 13.5(c) shall require the Borrower to deliver such notice to Lenders prior to the public announcement of such anticipated Reorganization Event. Failure to deliver such notice shall not affect the operation of this Section 13.5.

(ii) Upon receipt of the Reorganization Event Notice, Lenders will have the right to require the Borrower to repurchase the Loan (the “Lender Repurchase Right”) at a repurchase price equal to (i) 100% of the Outstanding Principal Amount, plus (ii) accrued and unpaid interest to, but excluding, the effective date of the Reorganization Event (the “Repurchase Price”). To elect the Lender Repurchase Right, the Lenders shall notify Borrower of such election in writing at least three Business Days prior to the later of (i) the anticipated effective date of the Reorganization Event specified in the Reorganization Event Notice, or (ii) the actual effective date of such Reorganization Event. To the extent Lenders exercises their Lender Repurchase Right, payment of the Repurchase Price shall be made to Lenders on the effective date of the Reorganization Event.

(d) Reorganization Event Agreements. The Borrower shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Conversion Amount into the Exchange Property in a manner that is consistent with and gives effect to this Section 13.5 and (ii) to the extent that the Borrower is not the surviving corporation in such Reorganization Event or shall be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Conversion Amount into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

13.6 Certain Covenants.

(a) The Borrower covenants that all Common Shares issued upon conversion of the Conversion Amount will be fully paid and non-assessable by the Borrower and free from all taxes, liens and charges with respect to the issue thereof.

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(b) The Borrower covenants that, if any Common Shares to be provided for the purpose of conversion of the Conversion Amount hereunder require registration with or approval of any governmental authority under any federal or state law before such Common Shares may be validly issued upon conversion, the Borrower will, to the extent then permitted by the rules and interpretations of the SEC, secure such registration or approval, as the case may be.

(c) The Borrower further covenants that if at any time the Common Shares shall be listed on any national securities exchange or automated quotation system the Borrower will list and keep listed, so long as the Common Shares shall be so listed on such exchange or automated quotation system, any Common Shares issuable upon conversion of the Conversion Amount.

13.7 Investor Representations. Each Lender represents and warrants as follows:

(a) Such Lender is an “accredited investor” within the meaning of Regulation D of the Securities Act and is able to bear the risk of its investment in the Preferred Shares and Common Shares. Such Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the conversion of the Conversion Amount into Preferred Shares and Common Shares.

(b) Such Lender and its Representatives has been furnished with (i) materials relating to the business, finances and operations of Borrower, (ii) materials relating to the Preferred Shares and Common Shares and (iii) materials relating to the Loan Agreement, in each case, that have been requested by such Lender. Such Lender and its Representatives have been afforded the opportunity to ask questions of Borrower. Neither such inquiries nor any other due diligence investigations conducted at any time by such Lender and its Representatives shall modify, amend or affect such Lender’s right (i) to rely on Borrower’s representations and warranties contained in Section 5 above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Each Lender understands that its conversion of the Conversion Amount into Preferred Shares and Common Shares involves a high degree of risk. Such Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to making the Loan.

(c) Such Lender understands that any certificate or book-entry position evidencing Preferred Shares and Common Shares will bear the restrictive legend set forth in the Section 12.17 or the certificate of designations for the Preferred Shares.

(d) Such Lender is acquiring the Loan for its own account, the account of its Affiliates, or the accounts of clients for whom such Lender exercises discretionary investment authority (all of whom such Lender hereby represents and warrants are “accredited investors” within the meaning of Regulation D of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. Such Lender has been advised and understands that the conversion of the Conversion Amount into Preferred Shares or Common Shares, as applicable, will not be registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the requirements of the Securities Act (or if eligible, pursuant to Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act).

(e) Such Lender understands that there is no public trading market for the Preferred Shares, that none is expected to develop and that the Preferred Shares shall be held indefinitely unless and until the Preferred Shares are registered under the Securities Act or an exemption from registration is available. Such Lender has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) The obligations of Lender under this Agreement are several and not joint with the obligations of (i) the other Lender under this Agreement and (ii) any lender under that certain Loan Agreement between CASDIN PARTNERS MASTER FUND, L.P., a Cayman Islands exempted limited partnership, CASDIN PRIVATE GROWTH EQUITY FUND II, L.P., a Delaware limited partnership and Borrower dated and effective as of January 23, 2022 (the “Casdin Loan Agreement”), and Lender shall not be responsible in any way for the performance of the obligations of any lender under the Casdin Loan Agreement. Nothing contained herein, and no action taken by any Lender pursuant hereto or any lender pursuant to the Casdin Loan Agreement, shall be deemed to

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constitute a partnership, an association, a joint venture or any other kind of entity among Lender and any lender under the Casdin Loan Agreement, or create a presumption that Lender and any lender under the Casdin Loan Agreement are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Casdin Loan Agreement. Lender shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any lender under the Casdin Loan Agreement to be joined as an additional party in any proceeding for such purpose.

(g) Other than with its Affiliates, Lenders are not a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons with respect to any securities of the Company (it being understood that in no event will the lenders under the Casdin Loan Agreement or any of their Affiliates be deemed to be Affiliates of Lenders for purposes of this Agreement).

14 DEFINITIONS

14.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“2014 Notes” are (i) the existing unsecured Indebtedness issued under that certain Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of February 4, 2014, and (ii) that certain First Supplemental Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of February 4, 2014.

“2019 Notes” are the existing unsecured Indebtedness issued under that certain Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of November 22, 2019.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Applicable Interest Rate” means:

Date	Applicable Interest Rate
From and including the Effective Date to but excluding March 1, 2022	10%
From and including March 1, 2022 to but excluding June 1, 2022	12%
From and including June 1, 2022 to but excluding September 1, 2022	14%
From and including September 1, 2022 and thereafter	16%

“Authorized Signer” is any individual listed in Borrower’s Borrowing Resolution who is authorized to execute the Loan Documents.

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“Board” is Borrower’s board of directors.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s board of directors (and, if required under the terms of such Person’s Operating Documents, stockholders) and delivered by such Person to Lender approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that set forth as a part of or attached as an exhibit to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents, on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Lender may conclusively rely on such certificate unless and until such Person shall have delivered to Lender a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which commercial banks are required to close in New York, New York.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; and (c) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (b) of this definition.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d) 5 under the Exchange Act), directly or indirectly, of forty percent (40%) or more of the ordinary voting power for the election of directors of Borrower (determined on a fully diluted basis); (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (c) at any time, Borrower shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of each class of outstanding capital stock of each Subsidiary of Borrower (other than director’s qualifying shares) free and clear of all Liens (other than Permitted Liens); or (d) the occurrence of any “Fundamental Change” under the applicable Indenture governing Permitted Convertible Indebtedness.

“Claims” is defined in Section 12.3.

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“Clause A Distribution” is defined in Section 13.4(c).

“Clause B Distribution” is defined in Section 13.4(c).

“Clause C Distribution” is defined in Section 13.4(c).

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

“Common Shares” mean shares of common stock, $0.001 per value per share of the Borrower.

“Constituent Person” is defined in Section 13.5.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Conversion Amount” means the Outstanding Principal Amount plus all accrued and unpaid interest as of the Conversion Date.

“Conversion Cap” means at all times prior to 60 days prior to the Maturity Date, a number of shares of Common Shares not to exceed 9.5% of the number of Common Shares outstanding as of the date hereof (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended), and at all times, at the Lender’s election, a number of Common Shares not to exceed (collectively for such Lender, together with Lenders that are Affiliates) 19.99% of the number of Common Shares outstanding (calculated in accordance with the listing standards of the Nasdaq Stock Market Rule 5635(b).

“Conversion Date” is defined in Section 13.3.

“Conversion Notice” is defined in Section 13.3.

“Conversion Rate” means, in respect of conversion into Common Shares, an initial conversion rate of 352.1126 Common Shares (subject to adjustment as provided herein) per $1,000 Conversion Amount.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Distributed Property” is defined in Section 13.4(c).

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

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“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia (excluding any FSHCO).

“Effective Date” is defined in the preamble hereof.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Exchange Property” is defined in Section 13.5.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to the Lender or required to be withheld or deducted from a payment to the Lender, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of the Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.7, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to a Lender’s failure to provide tax forms pursuant to Section 2.7, and (d) any withholding Taxes imposed under FATCA.

“Ex-Dividend Date” means the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Borrower or, if applicable, from the seller of Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of Common Shares under a separate ticker symbol or CUSIP number shall not be considered “regular way” for the purposes of this definition.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended, as of the date of this Agreement (or any amended or successor version), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code of 1986, as amended.

“Funding Date” means the date on which the Loan has been made pursuant to Section 3.4(b) of this Agreement.

“FSHCO” means any Subsidiary organized under the laws of any political subdivision of the United States (including any disregarded entity for U.S. federal income tax purposes), substantially all of the assets of which consist of, directly or indirectly, equity securities of one or more CFCs or Indebtedness of such CFCs.

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“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is any Person providing a Guaranty in favor of Lender.

“Guaranty” is any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.3.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indenture” means each of (i) that certain Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of November 22, 2019 and (ii) the Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of February 4, 2014, as supplemented by that certain First Supplemental Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of February 4, 2014.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to such Person;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

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(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is each of Borrower’s (a) Chief Executive Officer, who is Stephen Christopher Linthwaite as of the Effective Date, and (b) Chief Financial Officer, who is Vikram Jog as of the Effective Date.

“Last Reported Sale Price” of the Common Shares (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares (or such other security) is traded. If the Common Shares (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Shares (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Shares (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Shares (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Borrower for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

“Lender Entities” is defined in Section 12.9.

“Lender Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower or any Guarantor.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Lender pursuant to this Agreement, all as amended, restated, or otherwise modified.

“Loan Maturity Date” is the 91st calendar day after the latest maturity date of the loans (the “Reference Loan Maturity Date”) borrowed pursuant to the SVB Loan and Security Agreement as in effect as of the Effective Date (without giving effect to any amendments, supplements or other modifications to the SVB Loan and Security Agreement after the Effective Date that would extend the Reference Loan Maturity Date to a later date). For the avoidance of doubt, to the extent that the Reference Loan Maturity Date is pulled forward to an earlier maturity date pursuant to the terms of the SVB Loan and Security Agreement as in effect as of the Effective Date, the Loan Maturity Date shall be automatically adjusted to be the 91st day after the then-current maturity date of the Reference Loan Maturity Date.

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“Market Disruption Event” means any of the following events:

(a) any suspension of, or limitation imposed on, trading of the Common Shares or options contracts relating to the Common Shares by any U.S. exchange or quotation system on which the Last Reported Sale Price is determined pursuant to the definition of “Last Reported Sale Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per Common Share, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the Relevant Exchange or otherwise; or

(b) any event that disrupts or impairs (as determined by the Borrower in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per Common Share, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, Common Shares on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to Common Shares on the Relevant Exchange.

“Material Adverse Change” is (a) [reserved]; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Lender Expenses and other amounts Borrower owes Lender now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Lender, and to perform Borrower’s duties under the Loan Documents.

“Officer” means, with respect to the Borrower, the President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Officers’ Certificate” means a certificate that is delivered to Lender and that is signed by (a) two Officers of the Borrower or (b) one Officer of the Borrower and one of the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or the Controller of the Borrower.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Other Connection Taxes” means, with respect to the Lender, Taxes imposed as a result of a present or former connection between the Lender and the jurisdiction imposing such Tax (other than connections arising from the Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Outstanding Principal Amount” means the original principal amount of the Loan of $12,500,000 and all accrued interest thereon that has been capitalized pursuant to Section 2.4(a)(ii) hereof.

36

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Permitted Acquisition” is an acquisition of all or substantially all of the equity interests or assets (or all or substantially all of the assets constituting a business unit, division, product line or line of business) of a Person, provided:

(a) the Person acquired or assets acquired is a type of business (or the assets are used in a type of business) permitted to be engaged by Borrower under this Agreement;

(b) the acquisition is non-hostile in nature;

(c) the Person or Persons to be acquired shall be solely organized in the United States and shall conduct their principal operations in the United States;

(d) no Event of Default exists at the time of such acquisition or would exist after giving effect to such acquisition;

(e) the acquisition of the Person does not materially and adversely affect Borrower’s earnings;

(f) the consideration paid in connection with all such acquisitions consists solely of (i) Borrower’s equity securities, (ii) the net proceeds received by Borrower or its Subsidiaries in connection with a contemporaneous issuance of equity securities solely for the purpose of consummating such acquisition or (iii) a combination of the foregoing sub-clauses (i) and (ii);

(g) Lender shall have received at least thirty (30) days prior written notice of the closing date for such acquisition;

(h) Borrower shall remain a surviving legal entity; and

(i) any Person that is acquired and remains a separate legal entity shall be organized in the United States and shall become a co-borrower under this Agreement in accordance with Section 6.13 hereof.

“Permitted Convertible Indebtedness” means the 2014 Notes and the 2019 Notes.

“Permitted Indebtedness” is:

(a) (i) Borrower’s or any Subsidiary’s Indebtedness to Lender under this Agreement and the other Loan Documents and (ii) Borrower’s or any Subsidiary’s Indebtedness under the Casdin Loan Agreement and the related loan documents;

(b) Indebtedness existing on the Effective Date;

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder;

(g) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

37

(h) Permitted Convertible Indebtedness;

(i) Indebtedness that otherwise constitutes a Permitted Investment;

(j) Indebtedness consisting of reimbursement obligations in respect of letters of credit, bank guarantees or bankers’ acceptances issued for the benefit of customers, suppliers or distributors located in foreign jurisdictions in a face amount not to exceed Seven Hundred Thousand Dollars ($700,000);

(k) other unsecured Indebtedness not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time;

(l) Indebtedness under the SVB Loan and Security Agreement or any guaranty provided in respect thereof and (ii) Indebtedness to Silicon Valley Bank in connection with bank services;

(m) Indebtedness of Borrower or a Guarantor owing to a Subsidiary (other than a Guarantor) if and only if such Indebtedness is Subordinated Debt; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Subsidiary ceasing to be a Subsidiary or any other subsequent transfer of any such Indebtedness (except to Borrower) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause; and

(n) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (m) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date;

(b) Investments consisting of Cash Equivalents;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d) Investments consisting of deposit accounts;

(e) Investments accepted in connection with Transfers permitted by Section 7.1;

(f) Investments consisting of the creation of a Subsidiary for the purpose of consummating a merger transaction permitted by Section 7.3 of this Agreement, which is otherwise a Permitted Investment;

(g) Investments (i) by Borrower in Subsidiaries not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year and (ii) by Subsidiaries in other Subsidiaries in the ordinary course of business;

(h) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Board;

(i) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

38

(j) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (j) shall not apply to Investments of Borrower in any Subsidiary;

(k) Indebtedness permitted under clause (m) of Permitted Indebtedness; and

(l) other Investments not otherwise permitted by Section 7.7 not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time.

“Permitted Liens” are:

(a) Liens existing on the Effective Date;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) Liens securing capital leases and purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Five Hundred Thousand Dollars ($500,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g) leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business);

(h) non-exclusive licenses of Intellectual Property in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States;

(i) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

39

(k) Liens consisting of cash collateral securing obligations described in clause (j) of the definition of “Permitted Indebtedness” hereunder;

(l) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7;

(m) Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions;

(n) customary Liens on funds in a trustee’s possession and granted in favor of such trustee to secure fees and other amounts owing to such trustee under the Indentures or other similar instruments pursuant to which any Permitted Convertible Indebtedness is issued;

(o) Liens on Intellectual Property; and

(p) Liens granted in connection with the SVB Loan and Security Agreement and any Loan Documents (as defined in the SVB Loan and Security Agreement) entered into in connection therewith.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Preferred Shares” mean the Series B-2 Preferred Stock of the Borrower or its Affiliate to be issued to the Lenders or their Affiliates, which is the same series as may be issued in connection with that certain Purchase Agreement, by and between the Company and the Lenders (the “Purchase Agreement”), dated as of the date hereof.

“Quarterly Financial Statements” is defined in Section 6.2(c).

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Shares have the right to receive any cash, securities or other property or in which Common Shares is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Shares entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Reorganization Event” is defined in Section 13.5.

“Reorganization Event Notice” is defined in Section 13.5(c)(i).

“Representatives” means, in respect of any Person, such Person’s directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives.

“Repurchase Price” is defined in Section 13.5(c)(ii).

“Required Lenders” shall mean, at any date, Lenders having or holding a majority of the outstanding principal amount of the Term Loans at such date.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Securities Act” means the Securities Act of 1933, as amended.

“Spin-Off” is defined in Section 13.4(c).

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Lender (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Lender entered into between Lender and the other creditor), on terms acceptable to Lender.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

“SVB Loan and Security Agreement” means that Loan and Security Agreement, dated as of August 2, 2018 by and between the Borrower and Silicon Valley Bank, as amended, restated, modified or otherwise supplemented from time to time.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transfer” is defined in Section 7.1.

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Trigger Event” is defined in Section 13.4(c).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

“Valuation Period” is defined in Section 13.4(c).

“VWAP” means, for any Trading Days, the per share volume-weighted average price of the Common Shares as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FLDM <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Borrower). The “VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:
FLUIDIGM CORPORATION

By:	/s/ Vikram Jog
Name: Vikram Jog
Title: Chief Financial Officer

LENDERS:

VIKING GLOBAL OPPORTUNITIES ILLIQUID
INVESTMENTS SUB-MASTER LP
By: Viking Global Opportunities Portfolio GP LLC, its general partner

By:	/s/ Katerina Novak
Name: Katerina Novak
Title: Authorized Signatory

VIKING GLOBAL OPPORTUNITIES
DRAWDOWN (AGGREGATOR) LP
By: Viking Global Opportunities Drawdown Portfolio
GP LLC, its general partner

By:	/s/ Katerina Novak
Name: Katerina Novak
Title: Authorized Signatory

[signature page to Loan Agreement]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Loan Agreement, dated and effective as of January 23, 2022 (the “Agreement”), between VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP, a Cayman Islands exempted limited partnership (“Illiquid Sub-Master”), VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP, a Cayman Islands exempted limited partnership (“Drawdown (Aggregator) and Fluidigm Corporation. In accordance with and pursuant to the Agreement, the undersigned hereby elects to convert the Conversion Amount with respect to the Loan under the Agreement, indicated below into shares of common stock, par value $0.001 per share (the “Common Shares”), of the Borrower, [as of the date specified below // on // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Conversion Amount to be converted:

Promissory Note (if applicable) to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of Common Shares to be issued:

Please issue the Common Shares into which the Conversion Amount is being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

Exhibit 10.3

SERIES B-1 CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

by and between

FLUIDIGM CORPORATION,

CASDIN PRIVATE GROWTH EQUITY FUND II, L.P.

and

CASDIN PARTNERS MASTER FUND, L.P.

Dated as of January 23, 2022

i

3.22	Compliance with Healthcare Laws and Regulations	45

3.23	Legal Proceedings; Orders	46

3.24	Insurance	46

3.25	Related Party Transactions	46

3.26	Brokers	47

3.27	Other Agreements	47

3.28	Investment Company Status	47

3.29	Sale of Securities	47

3.30	No Rights Agreement; Anti-Takeover Provisions	47

3.31	Registration Rights	47

3.32	Exclusivity of Representations and Warranties	47

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER		48

4.1	Organization; Good Standing	48

4.2	Corporate Power; Enforceability	48

4.3	Non-Contravention	49

4.4	Requisite Governmental Approvals	49

4.5	Legal Proceedings; Orders	49

4.6	Ownership of Company Common Stock	50

4.7	Brokers	50

4.8	Sufficient Funds	50

4.9	Unregistered Securities	50

4.10	Stockholder and Management Arrangements	51

4.11	Exclusivity of Representations and Warranties	52

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		52

5.1	Affirmative Obligations	52

5.2	Forbearance Covenants	53

5.3	No Solicitation	54

5.4	No Control of the Other Party’s Business	57

ARTICLE VI ADDITIONAL COVENANTS		57

6.1	Required Action and Forbearance; Efforts	57

6.2	Antitrust Filings	58

6.3	Proxy Statement	60

6.4	Company Stockholder Meeting	61

6.5	Anti-Takeover Laws	62

ii

6.6	Use of Proceeds	62

6.7	Access	62

6.8	Information Rights	63

6.9	Notification of Certain Matters	64

6.10	Public Statements and Disclosure	64

6.11	Transaction Litigation	64

6.12	Listing of Shares	65

6.13	Certain Governance and Other Matters	65

6.14	No Inconsistent Agreements	65

6.15	Transfer Restrictions	66

6.16	Pre-Emptive Rights	67

6.17	Standstill	69

6.18	Voting Threshold	70

ARTICLE VII CONDITIONS TO THE CASDIN TRANSACTION		70

7.1	Conditions to Each Party’s Obligations to Effect the Casdin Transaction	70

7.2	Conditions to the Obligations of Purchaser to Effect the Casdin Transaction	71

7.3	Conditions to the Company’s Obligations to Effect the Casdin Transaction	72

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER		73

8.1	Termination	73

8.2	Manner and Notice of Termination; Effect of Termination	75

8.3	Fees and Expenses	75

8.4	Amendment	77

8.5	Extension; Waiver	78

ARTICLE IX GENERAL PROVISIONS		78

9.1	Notices	78

9.2	Tax Matters	79

9.3	Assignment	80

9.4	Entire Agreement	80

9.5	Survival	81

9.6	Third Party Beneficiaries	81

9.7	Severability	81

9.8	Remedies	81

9.9	Governing Law	83

9.10	Consent to Jurisdiction	83

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9.11	WAIVER OF JURY TRIAL	83

9.12	No Recourse	84

9.13	Company Disclosure Letter References	84

9.14	Counterparts	85

EXHIBITS

Exhibit A	Form of Certificate of Designations

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SERIES B-1 CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

This SERIES B-1 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 23, 2022 by and between Fluidigm Corporation, a Delaware corporation (the “Company”), Casdin Private Growth Equity Fund II, L.P., a Delaware limited partnership (“Casdin PGEF II”) and Casdin Partners Master Fund, L.P., a Cayman Islands exempted limited partnership (“Casdin PMF” and, together with Casdin PGEF II, “Purchaser”). Purchaser and the Company are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article I.

RECITALS

A. (i) The Company desires to issue and sell to Casdin PGEF II, and Casdin PGEF II desires to purchase from the Company, 33,750 shares of the Series B-1 Preferred Stock and (ii) the Company desires to issue and sell to Casdin PMF, and Casdin PMF desires to purchase from the Company, 78,750 shares of the Series B-1 Preferred Stock, in each case on the terms and subject to the conditions set forth in this Agreement (the “Casdin Transaction”).

B. The Company Board has unanimously (i) determined that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approved and declared advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolved to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment and (iv) directed that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval.

C. Purchaser has obtained all entity approvals necessary for its entry into this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the Transactions, on the terms and subject to the conditions set forth herein and therein.

D. On the date of this Agreement, the Company and Purchaser have entered into a loan agreement (the “Loan Agreement”) pursuant to which Purchaser has loaned to the Company an aggregate original principal amount of $12,500,000.

E. On the date of this Agreement, the Company and Purchaser have entered into a registration rights agreement (the “Registration Rights Agreement”).

F. The Parties desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Casdin Transaction and (ii) prescribe certain conditions with respect to the consummation of the Casdin Transaction.

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AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of this Agreement, the following terms have the following respective meanings:

“Acquired Shares” means, collectively, the Purchased Shares and the Converted Shares.

“Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by Purchaser pursuant to this Agreement or the Viking Purchaser pursuant to the Viking Purchase Agreement) to engage in an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Casdin Transaction or the Viking Transaction) involving:

(a) any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning shares of Company Common Stock and/or securities convertible into or exchangeable for shares of Company Common Stock representing, collectively, 10% or more of the outstanding Company Common Stock (on an as-converted basis, if applicable), after giving effect to the consummation of such purchase or other acquisition, including such tender or exchange offer;

(b) any direct or indirect purchase, lease, exchange, transfer, license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of 10% or more of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such transaction); or

(c) any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, extraordinary dividend or distribution, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own shares of Company Common Stock and/or securities convertible into or exchangeable for shares of Company Common Stock representing, collectively, 10% or more of the outstanding Company Common Stock (on an as-converted basis, if applicable), after giving effect to the consummation of such transaction; provided, that none of the matters set forth on Section 5.2(e) of the Company Disclosure Letter shall constitute an Acquisition Transaction.

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“Activist Investor” means, as of the date of determination, a Person (other than the Purchaser or its Affiliates) (a) that has, directly or indirectly through its Affiliates, been identified on any “SharkWatch 50” list (or any successor list) published within the three years prior to such date of determination or (b) is listed on Section 1.1(a) of the Company Disclosure Letter.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, that none of the Company, Purchaser or the Viking Purchaser shall be deemed to be Affiliates of one another. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise.

“Anti-Corruption Laws” means all applicable Laws and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions applicable to the Company.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Casdin Transaction.

“Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2020 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2020.

“beneficially own” means, with respect to any securities, having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), and the terms “beneficial ownership” and “beneficial owner” shall have correlative meanings.

“Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York or San Francisco, California.

“Certificate of Amendment” means an amendment to the Eighth Amended and Restated Certificate of Incorporation of the Company to (a) increase the number of authorized shares and (b) change the name of the Company to “Standard BioTools Inc.” (in each case, effective as of the Closing), in a form reasonably satisfactory to the Company and Purchaser.

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“Certificate of Designations” means the Certificate of Designations of the Series B-1 Preferred Stock, substantially in the form attached to this Agreement as Exhibit A.

“Code” means the Internal Revenue Code of 1986.

“Company Board” means the Board of Directors of the Company.

“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company ESPP” means the Fluidigm 2017 Employee Stock Purchase Plan, as amended and restated.

“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5(a), Section 3.7 and Section 3.26.

“Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, that, none of the following shall be deemed to be or constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur (subject to the limitations set forth below):

(a) changes in general economic conditions, or changes in conditions in the global or national economy generally;

(b) changes in conditions in the financial markets, credit markets or capital markets, including (i) changes in interest rates or credit ratings; (ii) changes in exchange rates for the currencies of any country; or (iii) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(c) changes in conditions in the industry in which the Company and its Subsidiaries operate;

(d) changes in regulatory, legislative or political conditions;

(e) any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics, pandemics, disease outbreaks (including COVID-19 and responses to COVID-19), civil unrest or other force majeure events (including any escalation or general worsening thereof);

(f) any change, event, effect, occurrence or circumstance resulting from the announcement of this Agreement or the pendency of the Casdin Transaction or the Viking Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with customers, suppliers, licensees, licensors, lenders, business

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partners, employees, prospective employees, regulators, vendors or any other third Person (provided, that this clause (f) shall not apply to any representation or warranty contained in this Agreement or the Viking Purchase Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the announcement or execution of this Agreement or the consummation or pendency of the Casdin Transaction or the Viking Transaction);

(g) changes in GAAP or other accounting standards or in any applicable Laws (or the authoritative interpretation of any of the foregoing);

(h) any action taken or refrained from being taken by the Company (i) as expressly required by this Agreement or (ii) that Purchaser has expressly approved, consented to or requested, in each case in writing following the date of this Agreement;

(i) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(j) any failure, in and of itself, by the Company and its Subsidiaries to meet (i) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period; or (ii) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(k) any breach by Purchaser of this Agreement; and

(l) any Transaction Litigation brought by any Company Stockholder against the Company, any of its executive officers or other employees or any member of the Company Board, arising from or relating to the Transactions or allegations of any breach of fiduciary duty related to the Transactions;

except, in each case of clauses (a), (b), (c), (d), (e), and (g), to the extent that such change, event, effect, occurrence or circumstance has had a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other companies in the industry in which the Company and its Subsidiaries operate, in which case the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.

“Company Notes” means the Company’s 2.75% Exchange Convertible Senior Notes due 2034 and the Company’s 5.25% Convertible Senior Notes due 2024.

“Company Options” means any options to purchase shares of Company Common Stock, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company PSUs” means any performance-based restricted stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Related Parties” means (a) the Company, its Subsidiaries and each of its and their respective Affiliates and (b) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of its and their respective Affiliates.

“Company RSUs” means any service-based restricted stock units or deferred stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Software” means all proprietary Software owned or purported to be owned by the Company or any of its Subsidiaries as of the date of this Agreement.

“Company Source Code” means Source Code to Company Software.

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“Company Stock Plans” means the 2009 Equity Incentive Plan of Fluidigm, as amended, the Fluidigm 2011 Equity Incentive Plan, as amended effective May 25, 2021, the DVS Sciences Inc. 2010 Equity Incentive Plan, as amended, the Fluidigm 2017 Inducement Award Plan, as amended, the Company ESPP and each other Employee Plan that provides for the award of rights of any kind to receive shares of Company Common Stock or benefits measured in whole or in part by reference to shares of Company Common Stock.

“Company Stockholders” means the holders of shares of Company Common Stock.

“Company Systems” means all Software, computer hardware (whether general or special purpose), information technology, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems (including any outsourced systems and processes) that are owned, leased, licensed or used by or for, or otherwise relied on by, the Company or its Subsidiaries in the conduct of their businesses.

“Competitor” means the Persons set forth on Section 1.1(b) of the Company Disclosure Letter.

“Confidentiality Agreement” means the Confidentiality Agreement, between the Company and Casdin Capital, LLC, dated as of August 2, 2021

“Contract” means any contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other instrument, commitment, understanding, undertaking or agreement.

“Converted Shares” means a number of shares of Series B-1 Preferred Stock equal to (a) (i) the Conversion Amount (as defined in the Loan Agreement), in each case as of the Closing, divided by (ii) $1,000 multiplied by (b) (i) $3.40 divided by (ii) $2.84, rounded up to the nearest integer, into which the Conversion Amount shall be converted pursuant to the terms of this Agreement and thereof.

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“COVID-19” means SARS-CoV-2 and its disease commonly known as COVID-19, and any evolutions or additional strains, variations or mutations thereof or any related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or other mandatory directive imposed by applicable Law, order, writ, injunction, judgment or decree in connection with or in response to COVID-19.

“Data” means, collectively, data, databases, data repositories, data lakes and collections of data.

“Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Company or its Subsidiaries: (a) the Company’s and its Subsidiaries’ own written rules, policies and procedures; (b) applicable Laws (including, as applicable, the California Consumer Privacy Act, the General Data Protection Regulation (EU) 2016/679, and the ePrivacy Directive 2002/58/EC); (c) applicable industry standards with which the Company or any of its Subsidiaries operates (including, as applicable, the Payment Card Industry Data Security Standard); and (d) Contracts into which the Company or any of its Subsidiaries has entered or by which it is otherwise bound.

“DOJ” means the United States Department of Justice or any successor thereto.

“Employee Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, program, arrangement, policy or contract relating to severance, termination, garden leave, pay in lieu, gross-up, pension, profit-sharing, savings, retirement, death benefit, group insurance, hospitalization, medical, dental, life, employee loan, restrictive covenant, relocation, clawback, fringe benefit, cafeteria, disability, consulting, change in control, employment, compensation, incentive, bonus, retention, stock option, restricted stock, restricted or deferred stock unit, stock purchase, phantom stock or other equity or equity-based compensation (including the Company Stock Plans and all outstanding awards granted thereunder), deferred compensation or other benefit or compensation plan, program, arrangement, or policy, whether written or oral, formal or informal, that is sponsored, maintained or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former director, officer, independent contractor, or employee of the Company or any Subsidiary or any spouse, dependent, or beneficiary thereof, or with respect to which the Company or any Subsidiary of the Company has or reasonably expects to have any liability or obligation, including on account of an ERISA Affiliate.

“Environmental Law” means any Law enacted or in effect on or prior to the Closing Date relating to public or worker health and safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment or natural resources (including ambient or indoor air, surface water, groundwater or land) or pollution, including any such Law relating to the production, distribution, marketing, labeling, registration, notification, packaging, import, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of, or exposure to, any Hazardous Materials, or the investigation, clean-up or remediation thereof.

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“Environmental Permits” means any Governmental Authorizations required under Environmental Laws.

“Equity Securities” means any equity securities of the Company or any of its Subsidiaries, or securities convertible into or exercisable or exchangeable for equity securities of the Company or any of its Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is (or was at any relevant time) a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is (or was at any relevant time) a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Securities” means any securities of the Company issued or issuable (a) on the exercise, exchange or conversion of any (i) New Securities issued to Purchaser in accordance with this Agreement, (ii) New Securities issued to the Viking Purchaser in accordance with the Viking Purchase Agreement, (iii) New Securities issued to Purchaser upon conversion of the Loan Agreement; or (iv) New Securities issued to the Viking Purchaser upon conversion of the Loan Agreement (as defined in the Viking Purchase Agreement), (b) to directors, officers, employees or consultants of the Company pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Company Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Company Board, or a committee thereof, including the Company Stock Plans or other compensatory arrangements, (c) on conversion of the Series B Preferred Stock or the Company Notes in accordance with the terms thereof, (d) as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, if approved by the Company Board, including the Series B-1 Preferred Director and Series B-2 Preferred Director if such directors are then in office, (e) in connection with any stockholder rights plan approved by the Company Board, (f) pursuant to any dividend, split, combination or other reclassification, (g) upon the exercise, exchange or conversion of options, convertible notes, warrants, or other derivative securities of the Company or any Subsidiary, (h) as part of an exchange, refinancing or similar transaction with respect to any debt or convertible-debt securities of the Company or any Subsidiary of the Company outstanding on the date of this Agreement, including any securities issued upon conversion of such securities, if approved by the Company Board, including the Series B-1 Preferred Director and Series B-2 Preferred Director if such directors are then in office, (i) of a Subsidiary of the Company issued to the Company or a Subsidiary of the Company or (j) under (i) this Agreement (for the avoidance of doubt, other than pursuant to Section 6.16 hereof), (ii) the Viking Purchase Agreement (for the avoidance of doubt, other than pursuant to Section 6.16 thereof), (iii) the Loan Agreement or (iv) the Loan Agreement, dated as of the date of this Agreement, between the Company and Viking Purchaser.

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“FTC” means the United States Federal Trade Commission or any successor thereto.

“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

“Government Official” means any (a) official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, (b) political party or party official or candidate for political office or (c) company, business, enterprise or other entity owned, in whole or in part, or controlled by any person described in the foregoing clause (a) or (b) of this definition.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Governmental Authorization” means any authorizations, approvals, licenses, sub-licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements (including, pursuant to Antitrust Laws) issued by or obtained from, and notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

“Hazardous Materials” means any substance, waste, or material that is regulated by or for which standards of conduct or liability may be imposed pursuant to Environmental Laws, including petroleum and petroleum byproducts, per- and poly-fluoroalkyl substances, polychlorinated biphenyls, lead, asbestos, noise, radiation, toxic mold, odor and pesticides.

“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss that results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property” means all intellectual property and proprietary rights throughout the world, including: (a) all patents, patent applications, patent disclosures, and inventions and all improvements thereto (whether or not patentable or reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, applications therefor, and reexaminations in connection therewith (“Patents”); (b) all copyrights, works of authorship (whether or not copyrightable), moral rights, and all registrations, applications and renewals therefor and any other rights corresponding thereto throughout the world (“Copyrights”); (c) trademarks, service marks, internet domain names, corporate names, trade dress rights and similar designation of origin and rights therein, other indicia of origin, and all registrations, renewals and applications in connection therewith, together with all of the goodwill associated with any of the foregoing (“Marks”); (d) rights in Trade Secrets; (e) rights in Software; and (f) intellectual property and proprietary rights in Data.

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“Intervening Event” means any change, event, effect, occurrence or circumstance (other than any change, event, effect, occurrence or circumstance resulting from a breach of this Agreement by the Company), in each case that (a) is not known or reasonably foreseeable by the Company Board as of the date hereof and (b) does not relate to any Acquisition Proposal, Purchaser or the Viking Purchaser; provided, that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (i) the fact that the Company and its Subsidiaries meet or exceed (A) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (ii) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); (iii) changes in the Company’s credit ratings; (iv) the taking of any action required or expressly contemplated by this Agreement; (v) any change, event, effect, occurrence or circumstance relating to Purchaser, the Viking Purchaser or any of their respective Affiliates; or (vi) changes in conditions generally affecting the industry in which the Company and its Subsidiaries operate.

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the individuals set forth on Section 1.1(c)(i) of the Company Disclosure Letter, in each case after reasonable inquiry of their direct reports who would reasonably be expected to have actual knowledge of the matter in question.

“Labor Laws” means all Laws relating to labor and employment, including but not limited to, all Law relating to employment and independent contractor practices, wages, equal employment opportunity, affirmative action and other hiring practices, immigration (including the completion of I-9s for all employees and the proper confirmation of employee visas), workers’ compensation, unemployment, the payment of social security and other employment-related taxes, employment standards, employment of minors, occupational health and safety, labor relations, unions, withholdings, payment of wages and overtime, meal and rest periods, workplace safety, employee benefits, pay equity, employee and worker classification (including the classification of independent contractors and exempt and non-exempt employees), leaves of absence, family and medical leave, civil rights, retaliation, discrimination, sexual or other workplace harassment, the WARN Act, the National Labor Relations Act, the Labor Management Relations Act, the Occupational Safety and Health Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family Medical Leave Act, the Fair Labor Standards Act, the Equal Pay Act, the Rehabilitation Act, the Employee Retirement Income Security Act, the Uniform Services Employment and Reemployment Rights Act, the Genetic Information Nondiscrimination Act, 42 U.S.C. §§ 1981, 1983, 1985 and 1986, the Sarbanes-Oxley Act and the Immigration Reform and Control Act, or any similar state, local or foreign Law.

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“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, determination, judgment, injunction, rule, regulation, ruling, award or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, complaint, lawsuit, litigation, audit, investigation, inquiry, proceeding, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Lien” means any lien, security interest, deed of trust, mortgage, pledge, encumbrance, restriction on transfer, proxies, voting trusts or agreements, hypothecation, assignment, claim, right of way, defect in title, encroachment, easement, restrictive covenant, charge, deposit arrangement or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (except for those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Material Contract” means any of the following Contracts of the Company or any of its Subsidiaries (other than an Employee Plan) that are currently in effect:

(a) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

(b) any Contract under which the Company or any of its Subsidiaries has been granted a license under any third Person’s Intellectual Property, other than (i) non-disclosure agreements; (ii) non-exclusive licenses or related services Contracts for commercially available software, technology or Intellectual Property; (iii) Open Source Licenses; (iv) Contracts with employees or independent contractors for the assignment of, or license to, any Intellectual Property; and (v) licenses authorizing limited use of brand materials, feedback, or other Intellectual Property that are incidental to the primary purpose of the Contract;

(c) any Contract under which the Company or any of its Subsidiaries has licensed any material Company Owned IP to a third Person, other than (i) any non-disclosure agreements; (ii) Contracts with end users and other customers (including resellers, distributors, co-marketers and co-promoters), or with potential end users and other customers (including potential resellers and distributors), to the extent granting licenses in connection with the evaluation, provision, sale, resale, license, distribution, support or maintenance of a Company Product; (iii) Contracts with consultants, contractors and vendors (including manufacturers, suppliers and contract research organizations) to the extent granting licenses in connection with the counterparty’s provision of products or services to or for the Company or any of its Subsidiaries; (iv) original equipment manufacturer agreements and/or collaboration agreements involving the development or commercialization of Company and/or third-party products or services, including licenses that are incidental to the conduct of development activities for such products or services, the supply of such products and services (whether for testing or commercialization), or the co-marketing or co-promotion of such products or services; and (v) other licenses entered in the ordinary course of business;

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(d) any Contract (i) containing any covenant limiting in any material respect the right of the Company or any of its Subsidiaries to engage in or compete with any Person in any line of business that is material to the Company and its Subsidiaries, taken as a whole or (ii) containing any “minimum requirement,” “most favored nation” or “exclusivity” provisions that limit in any material respect the freedom or right of the Company or any of its Subsidiaries to sell, distribute or manufacture any products or services or any technology or other assets to or for any other Person;

(e) any Contract with respect to the future issuance of Company Securities (other than this Agreement, the Viking Purchase Agreement, the Company Stock Plans or the awards made or that the Company agreed to make thereunder);

(f) any Contract entered into within the five year period prior to the date of this Agreement (i) relating to a disposition or acquisition of assets by the Company or any of its Subsidiaries other than dispositions or acquisitions of products or services in the ordinary course of business or solely among the Company and its Subsidiaries or (ii) pursuant to which the Company or any of its Subsidiaries will acquire after the date of this Agreement any material ownership interest in any other Person or other business enterprise other than any existing Subsidiary of the Company;

(g) any letter of credit in excess of $1,000,000, or any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts (other than letters of credit) relating to indebtedness, including the borrowing of money or extension of credit, in each case in excess of $1,000,000 other than (i) accounts receivables and payables incurred in the ordinary course of business; (ii) loans to Subsidiaries of the Company in the ordinary course of business; (iii) intercompany loans, receivables and payables among the Company and its Subsidiaries; and (iv) extensions of credit to customers in the ordinary course of business and (v) pursuant to the SVB Loan Agreement or the Company Notes;

(h) any Contract providing for indemnification of any officer, director or employee by the Company or any of its Subsidiaries;

(i) any material joint venture, partnership or similar arrangement;

(j) any Contract (other than purchase orders in the ordinary course of business that are terminable or cancelable without penalty on 90 days’ notice or less) under which the Company or any of its Subsidiaries is a purchaser of goods and services which, pursuant to the terms thereof, requires payments by the Company or any of its Subsidiaries in excess of $1,000,000 within any 12-month period;

(k) any Collective Bargaining Agreement;

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(l) any Contract that is a settlement, conciliation or similar agreement with any Governmental Authority or Person pursuant to which the Company or a Subsidiary will have any material outstanding obligation after the date of this Agreement;

(m) any agreement to purchase Real Property or any interest therein;

(n) any Lease;

(o) any master services agreement and other Contracts (other than purchase orders, service orders, statements of work, invoices, sales orders, bills, shipping orders, credit memos, sales receipts, proposals or other similar items) with the top ten customers and top ten suppliers of the Company and its Subsidiaries, taken as a whole, by revenue or cost (as applicable) for the 12 months ended September 30, 2021;

(p) any agreement under which a broker, finder or similar fee commission, or other like payment is payable;

(q) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Person that, to the Knowledge of the Company, beneficially owns five percent or more of the outstanding shares of Company Common Stock or outstanding shares of common stock of any of any of the Company’s Subsidiaries, on the other hand;

(r) any Contracts with any current director or executive officer of the Company, with the exception of any confidentiality or invention assignment agreement on the Company’s standard for, which standard form has been made available to Purchaser; and

(s) any employment or consulting Contract with any individual service provider of the Company or any of its Subsidiaries that (i) provides for annual base compensation in excess of $250,000, and (ii) (A) provides for the payment or accelerated vesting of any compensation or benefits in connection with the consummation of the transactions contemplated by this Agreement or (B) otherwise restricts the Company’s or its Subsidiaries ability to terminate the employment or engagement of such service provider at any time for any reason or no reason without more than 30 days’ prior notice and without penalty or liability.

“NASDAQ” means the Nasdaq Stock Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Stock Market or any successor thereto.

“Open Source Software” means any Software licensed under terms meeting the definition of “Open Source” promulgated by the Open Source Initiative, available online at http://www.opensource.org/osd.html (any such license, an “Open Source License”).

“Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

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“Permitted Liens” means any of the following: (a) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (b) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (c) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (d) pledges or deposits to secure the performance of appeal bonds, fidelity bonds and other obligations of a similar nature, in each case in the ordinary course of business; (e) easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances), and zoning, building and other similar codes or restrictions, in each case imposed by any governmental authority having jurisdiction over the Real Property and that do not adversely affect in any material respect, and are not violated by, the current use, operation or occupancy of such Real Property or the operation of the business of the Company and its Subsidiaries thereon; (f) Liens the existence of which are disclosed in the notes to the most recent consolidated financial statements of the Company included in the Company SEC Reports; (g) Liens granted pursuant to the SVB Loan Agreement and the Loan Documents (as defined in the SVB Loan Agreement); and (h) any non-exclusive license of any Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Personal Information” means any Data that is defined as “personal data,” “personal information,” “personally identifiable information,” or any comparable term under applicable Laws, and any Data that, alone or when combined with other Data, identifies, allows the identification of, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual, household, or device, or is about or from an individual, household, or device, or constitutes name, address, phone number, email address, financial account number, payment card data, government issued identifier, and health or medical information.

“PGEF II Purchase Price” means $33,750,000, which amount is calculated by multiplying the number of PGEF II Purchased Shares by the Share Price.

“PGEF II Purchased Shares” means 33,750 shares of Series B-1 Preferred Stock to be purchased by Casdin PGEF II pursuant to the terms of this Agreement.

“PMF Purchase Price” means $78,750,000, which amount is calculated by multiplying the number of PMF Purchased Shares by the Share Price.

“PMF Purchased Shares” means 78,750 shares of Series B-1 Preferred Stock to be purchased by Casdin PMF pursuant to the terms of this Agreement.

“Process” (or “Processing” or “Processed”) means any operation or set of operations which is performed on Data or other information or sets or collections thereof, such as the development, access, collection, use, adaption, recording, retrieval, organization, structuring, erasure, exploitation, processing, storage, sharing, copying, display, distribution, transfer, transmission, disclosure, aggregation, destruction, or disposal thereof.

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“Purchased Shares” means, collectively, the PGEF II Purchased Share and the PMF Purchased Shares.

“Purchaser Fundamental Representations” means the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3(a) and Section 4.7.

“Purchaser Parties” means, collectively, Purchaser and each Permitted Transferee of Purchaser to whom shares of Series B-1 Preferred Stock or Company Common Stock are Transferred pursuant to Section 6.15(b).

“Purchaser Preferred Percentage” means, as of any time, (a) the number of shares of Company Common Stock beneficially owned by the Purchaser Parties divided by (b) the total number of shares of Company Common Stock issued and outstanding, in each case as of such time and determined on an as-converted basis.

“Purchaser Related Parties” means (a) Purchaser, its Subsidiaries and each of its and their respective Affiliates and (b) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of Purchaser, its Subsidiaries and its and their respective Affiliates.

“Real Property” means real property, including all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto.

“Registered Intellectual Property” means Intellectual Property that has been registered, filed or issued under the authority of, with or by any Governmental Authority, or other public or quasi-public legal authority, including (a) Patents and Patent applications (including provisional applications); (b) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks, including, for clarity, internet domain names); and (c) registered Copyrights and applications for Copyright registration.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Securities Act” means the Securities Act of 1933.

“Security Incident” means any actual or reasonably suspected successful (a) security breach, denial of service, phishing attack, or ransomware and malware attack on the Company Systems or (b) unauthorized access to, or collection, use, Processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company Systems or Sensitive Information, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

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“Sensitive Information” means, in any form or medium, any (a) Trade Secrets or other material confidential information, (b) privileged or proprietary information that, if compromised through any theft, interruption, modification, corruption, loss, misuse or unauthorized access or disclosure, could cause serious harm to the organization owning it, (c) information protected by Law and (d) Personal Information, in each case of (a) – (d), in the Company’s or any of its Subsidiaries’ possession or control or Processed on their behalf.

“Series B-1 Preferred Director” has the meaning set forth in the Certificate of Designations.

“Series B-1 Preferred Stock” means the Series B-1 Convertible Preferred Stock, par value $0.001 per share, of the Company, the terms of which will be set forth in the Certificate of Designations.

“Series B-2 Preferred Director” has the meaning set forth in the Certificate of Designations of Rights, Preferences and Privileges of Series B-2 Convertible Preferred Stock, par value $0.001 per share, of the Company.

“Series B Preferred Stock” means, collectively, the Series B-1 Preferred Stock and the Series B-2 Preferred Stock (as defined in the Viking Purchase Agreement).

“Share Price” means $1,000 per share.

“Software” means, in any form or medium, any and all software and computer programs, source code, object code, software implementations of algorithms, models and methodologies, firmware, application programming interfaces, descriptions, schematics, specifications, flow charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, and manuals related to any of the foregoing.

“Source Code” means uncompiled human readable source code underlying any computer software program written in a language designed to be compiled prior to execution, and excluding human readable source code written in languages traditionally distributed in source code form and designed to run on an interpreted basis (e.g. HTML, Javascript, Perl, PHP, and the like).

“Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (a) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (b) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

“Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

“SVB Loan Agreement” means that Loan and Security Agreement, dated as of August 2, 2018 by and between the Borrower and Silicon Valley Bank, as amended, restated, modified or otherwise supplemented from time to time.

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“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not.

“Tax Return” means any return, estimates, report, statement, information return or other document (including any related or supporting information such as a schedule or attachment thereto) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes, including any amendment thereof.

“Trade Secrets” means, collectively, trade secrets and confidential and proprietary information, including trade secrets, know-how, business rules, data analytic techniques and methodologies, formulae, source code, ideas, concepts, discoveries, innovations, improvements, results, reports, information, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints.

“Transactions” means, collectively, the Casdin Transaction and the Viking Transaction.

“Transaction Documents” means this Agreement, the Viking Purchase Agreement, the Company Disclosure Letter, the Loan Agreement, the Certificate of Designations and the Registration Rights Agreement.

“Transaction Litigation” means any Legal Proceeding commenced against a Party, any of its Subsidiaries or Affiliates, any of their respective directors or officers, or otherwise relating to, involving or affecting such Persons, in each case in connection with, arising from or otherwise relating to the Casdin Transaction, the Viking Transaction or any other transaction contemplated by this Agreement or the Transaction Documents, other than any Legal Proceedings among the Parties related to this Agreement or the other Transaction Documents.

“Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar Taxes.

“Underlying Shares” means the shares of Company Common Stock issuable on conversion of the Acquired Shares in accordance with the Certificate of Designations.

“Viking Parties” has the meaning given to the term “Purchaser Parties” by the Viking Purchase Agreement.

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“Viking Purchaser” means, collectively, Viking Global Opportunities Illiquid Investments Sub-Master LP, a Cayman Islands exempted limited partnership and Viking Global Opportunities Drawdown (Aggregator) LP, a Cayman Islands exempted limited partnership.

“Viking Purchase Agreement” means that certain Series B-2 Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Viking Purchaser.

“Viking Transaction” means the issuance of and sale of Series B-2 Preferred Stock to Viking Purchaser on the terms and subject to the conditions set forth in the Viking Purchase Agreement.

“Voting Stock” means (a) with respect to the Company, the Company Common Stock, the Series B Preferred Stock and any other capital stock of the Company having the right to vote generally in any election of directors of the Company Board and (b) with respect to any other Person, all equity of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, and the regulations promulgated thereunder and any similar state, local or foreign Law.

“Willful Breach” means a material breach of this Agreement that is the result of a willful or intentional act or failure to act where the breaching party knows, or should reasonably be expected to have known, that the taking of such act or failure to act would result, or would reasonably be expected to result, in a material breach of this Agreement.

1.2 Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section
Acquisition Termination Fee	8.3(b)(iv)
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
BIS	3.21(b)
Bylaws	3.1
Capitalization Date	3.7(a)(i)
Casdin PGEF II	Preamble
Casdin PMF	Preamble
Casdin Transaction	Recitals
Change of Recommendation Termination Fee	8.3(b)(iii)
Charter	3.1
Chosen Courts	9.10
Closing	2.2
Closing Date	2.2
Collective Bargaining Agreement	3.19(a)
Company	Preamble

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Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(b)
Company Breach Notice Period	8.1(e)
Company Disclosure Letter	Article III
Company Intellectual Property	3.16(b)
Company Owned IP	3.16(b)
Company Preferred Stock	3.7(a)(i)
Company Product	3.22(a)
Company SEC Reports	3.9
Company Securities	3.7(c)
Company Stockholder Meeting	6.4(a)
Contracting Parties	9.12
DGCL	3.1
Electronic Delivery	9.14
Expense Reimbursement	8.3(b)(i)
FDA	3.22(a)
Foreign Benefit Plan	3.18(i)
Fully Participating Parties	6.16(a)
Healthcare Authorities	3.22(a)
Lease	3.14(b)
Leased Real Property	3.14(b)
Loan Agreement	Recitals
Lock-Up Shares	6.15(a)
New Securities	6.16(a)
Nonparty Affiliates	9.12
OFAC	3.21(b)
Offer Notice	6.16(b)
Offeree	6.16(a)
Participating Parties	6.16(a)
Parties	Preamble
Party	Preamble
Permitted Transferees	6.15(b)(ii)
Preemptive Percentage	6.16(a)
Proxy Statement	6.3(a)
Purchaser	Preamble
Purchaser Breach Notice Period	8.1(g)
Recall	3.22(b)
Registration Rights Agreement	Recitals
Representatives	5.3(a)
Requisite Stockholder Approval	3.4(a)
Series B-1 Conversion	6.2(a)
Termination Date	8.1(c)
Trade Laws	3.21(b)
Transfer	6.15(a)

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1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” shall be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any Party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person.

(i) A reference to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Law shall be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.

(j) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof, except that for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Contract shall be deemed to refer to such Contract as of such date.

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(k) All accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) The measure of a period of one month or year for purposes of this Agreement shall be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured shall be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the Party drafting such agreement or document.

(o) No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party shall affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.

(p) The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of Contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement.

(q) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(r) Documents or other information or materials shall be deemed to have been “made available” by the Company if such documents, information or materials have been (i) posted and made available to Purchaser in the virtual data room maintained by the Company and hosted by Datasite, (ii) delivered or provided to Purchaser or its Affiliates or Representatives in connection with the Casdin Transaction or (iii) filed or furnished by the Company with, and available through, the SEC’s Electronic Data Gathering and Retrieval System, in each of clauses (ii) and (iii), at least two Business Days prior to the date hereof, and with respect to clause (i), at least 3 hours before the execution of this Agreement by the Parties.

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(s) All references to “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice,” subject, however, to such commercially reasonable actions as are reasonably necessary given changing economics and other conditions, circumstances or events relating to or arising from the COVID-19 pandemic.

(t) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE; CONVERSION

2.1 Sale and Purchase; Conversion of Conversion Amount. Subject to the terms and conditions hereof, at the Closing, (a) (i) the Company shall issue and sell to Casdin PGEF II, and Casdin PGEF II shall purchase from the Company, the PGEF II Purchased Shares in exchange for payment by Casdin PGEF II to the Company of the PGEF II Purchase Price and (ii) the Company shall issue and sell to Casdin PMF, and Casdin PMF shall purchase from the Company, the PMF Purchased Shares in exchange for payment by Casdin PMF to the Company of the PMF Purchase Price and (b) the Conversion Amount (as defined in the Loan Agreement) shall be converted into the Converted Shares.

2.2 The Closing. The consummation of the Casdin Transaction shall take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019, on the fifth Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.3 Adjustments. Without limiting or affecting any of the provisions of Section 5.2, if between the date of this Agreement and the Closing Date the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Share Price, PGEF II Purchase Price, PMF Purchase Price and Acquired Shares to be delivered pursuant to this Article II shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

2.4 Independent Nature of Purchaser’s Obligations and Rights. The obligations of Purchaser under this Agreement are several and not joint with the obligations of the Viking Purchaser, and Purchaser shall not be responsible in any way for the performance of the obligations of the Viking Purchaser under the Viking Purchase Agreement. Nothing contained herein, and no action taken by Purchaser pursuant hereto or the Viking Purchaser pursuant to the Viking Purchase

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Agreement, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among Purchaser and the Viking Purchaser, or create a presumption that Purchaser and the Viking Purchaser are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Viking Purchase Agreement. Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Viking Purchaser to be joined as an additional party in any proceeding for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company SEC Reports filed by the Company or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2019 and at least two Business Days prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” or set forth in any “forward-looking statements” disclaimer, and any other non-specific or non-precise cautionary, predictive or forward-looking language contained or referenced therein) or (b) subject to the terms of Section 9.13, as set forth in the disclosure letter delivered by the Company to Purchaser on the date of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to Purchaser as follows:

3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has made available to Purchaser true, correct and complete copies of the Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Company is not in violation of the Charter or the Bylaws in any material respect.

3.2 Corporate Power; Enforceability.

(a) Subject to the filing of the Certificate of Amendment with the Secretary of State for the State of Delaware, the Company has the requisite corporate power and authority to: (i) execute and deliver this Agreement and the other Transaction Documents; (ii) perform its covenants and obligations hereunder and thereunder; and (iii) subject to receiving the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, consummate the Casdin Transaction and the other transactions contemplated by this Agreement and the other Transaction Documents. The execution and delivery of this Agreement

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and the other Transaction Documents by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been duly authorized and approved by the Company Board, and except for obtaining the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, no other corporate action on the part of the Company or the Company Stockholders is necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents, the performance by the Company of its covenants and obligations and the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents. This Agreement and each other Transaction Document has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally or (B) is subject to general principles of equity.

(b) Subject to the receipt of the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, the Company has all requisite power and authority to issue, sell and deliver the Acquired Shares in accordance with and on the terms and conditions set forth in this Agreement, the Loan Agreement and the Certificate of Designations. The Certificate of Designations will set forth the rights, preferences and priorities of the Series B-1 Preferred Stock, and the holders of the Series B-1 Preferred Stock shall have the rights set forth in the Certificate of Designations on filing with the Secretary of State for the State of Delaware.

3.3 Company Board Approval; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board, at a meeting duly called and held, has adopted resolutions, prior to the execution of this Agreement unanimously (i) determining that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Casdin Transaction and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approving and declaring advisable this Agreement, the other Transaction Documents, the Casdin Transaction and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolving to recommend that the Company Stockholders approve the Transactions and the Certificate of Amendment and (iv) directing that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval and adoption (clauses (ii), (iii) and (iv), collectively, the “Company Board Recommendation”).

(b) Anti-Takeover Laws. Assuming that the representations of Purchaser set forth in Section 4.6 are true and correct, the Company Board has taken all necessary actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Casdin Transaction or other transactions contemplated hereby and thereby (including with respect to the issuance of the Series B-1 Preferred Stock or the shares of Company Common Stock issuable on conversion of the Series B-1 Preferred Stock) and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the other Transaction Documents or the consummation of the Casdin Transaction or any other transaction contemplated hereby or thereby.

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3.4 Requisite Stockholder Approval.

(a) The approval of the Transactions by the affirmative vote of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the Company Stockholder Meeting and entitled to vote on the subject matter (the “Casdin Approval”) and the adoption of the Certificate of Amendment by a majority of the outstanding shares of Company Common Stock entitled to vote (together with the Casdin Approval, the “Requisite Stockholder Approval”) are the only votes or approvals of the holders of any class or series of capital stock of the Company necessary under applicable Law, the NASDAQ rules, the Charter or the Bylaws to consummate the Casdin Transaction and the other transactions contemplated in this Agreement and the other Transaction Documents.

(b) No appraisal or dissenters’ rights (pursuant to Section 262 of the DGCL or otherwise) will be available to holders of shares of Company Common Stock in connection with the Casdin Transaction.

3.5 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Casdin Transaction and the other transactions contemplated by this Agreement and the other Transaction Documents do not: (a) violate or conflict with any provision of the Charter or the Bylaws; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the vesting or receipt of any benefit or value to a third party, pursuant to any Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Casdin Transaction, subject to obtaining the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, violate or conflict with any Law or order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such consents as have been obtained and violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect or prevent or materially impair or materially delay, or be reasonably expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction.

3.6 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with: (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Casdin Transaction and the other transactions contemplated by this Agreement, except (i) the filing of the Certificate of Designations and the Certificate of Amendment with the Secretary of State of the State of Delaware, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including

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compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of NASDAQ; (iv) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, and (v) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect or prevent or materially impair or materially delay, or be reasonably expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction.

3.7 Company Capitalization.

(a) Capital Stock.

(i) The authorized capital stock of the Company consists of (i) 200,000,000 shares of Company Common Stock and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”). As of 5:00 p.m., New York City time, on January 13, 2022 (such time and date, the “Capitalization Date”): (A) 76,919,287 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) no shares of Company Common Stock were held by the Company as treasury shares. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Options, Company RSUs and Company PSUs granted prior to the date of this Agreement in accordance with their respective terms or pursuant to the terms of the Company Notes in accordance with their terms.

(ii) All issued and outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive or similar rights.

(b) Stock Reservation and Awards.

(i) As of the Capitalization Date, the Company has reserved 3,539,935 shares of Company Common Stock for issuance pursuant to the Company Stock Plans, which number excludes shares subject to outstanding awards and 20,312,725 shares of Company Common Stock for issuance pursuant to the Company Notes. As of the Capitalization Date, there were outstanding: (i) Company Options to acquire 1,596,806 shares of Company Common Stock with a weighted average exercise price of $7.0841; (ii) 5,118,456 shares of Company Common Stock subject to outstanding Company RSUs; (iii) 2,448,042 shares of Company Common Stock subject to outstanding Company PSUs (based on maximum achievement, if applicable) (iv) 2,633,013 shares of Company Common Stock reserved for issuance under the Company ESPP; and (v) 43,750 shares of Company Common Stock estimated to be subject to outstanding purchase rights under the Company ESPP.

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(ii) Section 3.7(b)(ii) of the Company Disclosure Letter sets forth a correct and complete list of all equity awards outstanding as of the Capitalization Date, including with respect to each such equity award: (A) the name of the holder thereof; (B) the number of shares subject to such equity award; (C) the grant or issuance date; (D) any applicable vesting schedule, including the amounts vested and unvested; and (E) with respect to each Company Option, (1) the exercise price and (2) the expiration date. All Company Options have an exercise price per share of Company Common Stock that may be purchased thereunder that was not less than the “fair market value” of such share on the date of grant, as determined in accordance with the terms of the applicable granting instrument, the applicable Company Stock Plan and, to the extent applicable, Sections 409A and 422 of the Code.

(c) Company Securities. Except as set forth in Section 3.7(a) or 3.7(b), there are (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company, (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company, (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company and (vi) no other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v) (the items in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, the “Company Securities”); (vii) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (viii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. Other than the Company Notes, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding Company Securities. The Company does not have a stockholder rights plan in effect or outstanding bonds, debentures, notes or other similar obligations which provide such holder the right to vote with the holders of shares of Company Common Stock on any matter. The announcement or consummation of the Casdin Transaction and the other transactions contemplated by this Agreement will not, in and of themselves, result in any vesting, acceleration or the receipt of any rights, benefits or value under any issued and outstanding Company Securities.

(d) Other Rights. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive or similar rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

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(e) Valid Issuance of Shares. The Acquired Shares and the Underlying Shares to be issued on conversion of the Acquired Shares will be duly authorized by the Company and, when issued and delivered by the Company in accordance with this Agreement, the Loan Agreement and the Certificate of Designations against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, except for generally applicable transfer restrictions under applicable securities Law, the Stockholders Agreement or the Charter or such Liens as are created by Purchaser. There are no Persons entitled to statutory, preemptive or other similar contractual rights to subscribe for the Acquired Shares or the Underlying Shares nor are there any other restrictions on transfer under any contract to which the Company is a party. On issuance in accordance with the Certificate of Designations, the Underlying Shares will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, other than (i) restrictions on transfer under the Certificate of Designations, under this Agreement and under applicable state and federal securities laws and (ii) such Liens as are created by Purchaser.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to Purchaser true, correct and complete copies of the Organizational Documents of each of the Subsidiaries of the Company. No Subsidiary is in violation of any of its Organizational Documents in any material respect.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens. Other than for routine cash management purposes and for securities held by employee benefit plans, the Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company, and the Company directly or indirectly owns all outstanding Subsidiary Securities. No Subsidiary of the Company owns any shares of capital stock or other securities of the Company. Section 3.8(b) of the Company Disclosure Letter sets forth each of the Subsidiaries of the Company existing as of the date of this Agreement. Neither the Company nor any of its Subsidiaries has any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries and the Subsidiaries with respect to each other).

3.9 Company SEC Reports. Since January 1, 2019 through the date of this Agreement, the Company has filed or furnished all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of

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such amended or superseding filing), in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002, the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), no Company SEC Report contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports: (i) were prepared in accordance Regulation S-X under the Exchange Act and with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) complied, as of their respective date of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end and audit adjustments). Neither the Company nor any of its Subsidiaries is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company SEC Reports (including any audited financial statements and unaudited interim financial statements of the Company included therein).

(b) Disclosure Controls and Procedures. The Company has established and maintains, and at all times since January 1, 2019 has maintained, “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) that are (i) with respect to disclosure controls and procedures, reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports, and (ii) with respect to internal control over financial reporting, sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets, in each case that could have a material effect on the Company’s financial statements.

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(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of: (i) any significant deficiency or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since January 1, 2019, neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim (or otherwise has been informed) that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

(d) As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters from the staff of the SEC relating to the Company’s SEC Reports and received by the Company prior to the date of this Agreement. None of the Company’s SEC Reports filed on or prior to the date of this Agreement, is, to the Company’s Knowledge, subject to ongoing SEC review or investigation.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities (accrued, absolute, contingent or otherwise) of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, as in effect on the date of this Agreement, or notes thereto, other than liabilities: (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or the Viking Purchase Agreement or incurred in connection with the Casdin Transaction or the Viking Transaction; (c) incurred in the ordinary course of business (none of which is a liability resulting from noncompliance with any applicable Laws or licenses, breach of Contract, breach of warranty, tort, infringement, misappropriation, dilution, claim or lawsuit); or (d) that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) Since September 30, 2021 through the date of this Agreement (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing without Purchaser’s consent, would constitute a breach of, or require consent of Purchaser under Section 5.2(b), Section 5.2(c), Section 5.2(d), Section 5.2(i), Section 5.2(k) or Section 5.2(l) (as it relates to the foregoing sections).

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(b) Since December 31, 2020 through the date of this Agreement, there has not been any effect, change, development or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as of the date of this Agreement, to which the Company or any of its Subsidiaries is a party. Prior to the date of this Agreement, the Company has made available to Purchaser complete and correct copies of all of the Material Contracts.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto (as the case may be) and, to the Knowledge of the Company, any other party thereto and is enforceable in accordance with its terms, and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No event has occurred that, whether or not with notice or lapse of time or both, would constitute such a breach, default, acceleration of rights or an event of termination pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches, defaults, acceleration or termination that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

3.14 Real Property.

(a) Owned Real Property. Neither the Company nor any of its Subsidiaries owns any real property.

(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing material leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries, leases, subleases, uses or occupies, or has the right to use or occupy, now or in the future, any real property for which the annual rent is in excess of $100,000 (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”). The Company has made available to Purchaser true, correct and complete copies of the Leases (including all material modifications, amendments and supplements thereto). Except as has not

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had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens). Each Lease is legal, valid, binding, enforceable and in full force and effect. Neither the Company’s nor any of its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under any Lease has been disturbed, and there are no disputes with respect to any such Lease in any material respect. Neither the Company nor any of its Subsidiaries is in material breach of or default pursuant to any Lease. There are no material subleases, licenses or similar agreements granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy the Leased Real Property or any portion thereof, now or in the future.

3.15 Environmental Matters. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are, and since January 1, 2019, have been, in compliance with all Environmental Laws and Environmental Permits (including obtaining and maintaining all such Environmental Permits); (b) since January 1, 2019 (or earlier if unresolved), no notice, report, order, directive or other information has been received by the Company or any of its Subsidiaries alleging any violation of, or liability arising out of, any Environmental Law; (c) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to a violation of, or liability under, any Environmental Law; (d) neither the Company nor any of its Subsidiaries has transported, manufactured, distributed, sold, handled, stored, treated, released, disposed or arranged for disposal of, or exposed any Person to, any Hazardous Materials, or owned or operated any real property or facility contaminated by any Hazardous Materials, in each case, that has resulted, or would reasonably be expected to result, in an investigation or required cleanup by, or other liability (contingent or otherwise) for, the Company or any of its Subsidiaries; and (e) the Company and its Subsidiaries have not assumed, provided an indemnity with respect to or otherwise become subject to the liability of any other Person relating to Environmental Laws. The Company has made available to Purchaser copies of all environmental reports, audits and assessments and all other material documents bearing on environmental, health or safety matters relating to the Company, any of its Subsidiaries, or any of their current or former facilities, properties or operations.

3.16 Intellectual Property.

(a) Within 10 days after the date of this Agreement, the Company shall provide Purchaser with a true, correct and complete (i) list of all Registered Intellectual Property owned by, or registered in the name of, the Company or any of its Subsidiaries (for each, indicating, as applicable, the owner(s), filing or registration number, title, jurisdiction, filing date and status and, for Internet domain names, the registrant, registrar, and expiration date) and (ii) description of all material Company Software. All material Registered Intellectual Property is subsisting, and to the Knowledge of the Company, excluding any pending patent applications, valid and enforceable.

(b) The Company and its Subsidiaries solely and exclusively own all right, title, and interest in and to all Registered Intellectual Property and all other material Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries, including all Company Software (the “Company Owned IP”), and is licensed or otherwise possesses adequate rights to use pursuant to a valid license or subscription agreement, all material Intellectual Property

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used or held for use in, or necessary for, their respective businesses as currently conducted (collectively, and together with the Company Owned IP, the “Company Intellectual Property”), in each case free and clear of all Liens (other than Permitted Liens). The Company has not (i) sold, transferred, or otherwise divested any Intellectual Property that would be Company Owned IP, but for such sale, transfer, or divestiture, or (ii) granted any Person any exclusive right to any Company Owned IP.

(c) The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect all of the Company Owned IP, including the secrecy, confidentiality and value of the material Trade Secrets of the Company and its Subsidiaries. All past and present employees, consultants and contractors of the Company and its Subsidiaries who have had access to material Trade Secrets of the Company and its Subsidiaries or have authored, developed or otherwise created any material Company Intellectual Property for the Company, have executed written agreements pursuant to which such Person (i) is bound to maintain and protect the confidential information of the Company and its Subsidiaries, and (ii) in accordance with applicable Laws and without further consideration or any restrictions or obligations on the Company or any of its Subsidiaries, assigns to the Company or its applicable Subsidiaries all of their respective ownership rights in the Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company and its Subsidiaries.

(d) No Company Owned IP is subject to any consent, settlement, decree, order, injunction, judgment or ruling prohibiting or restricting the Company’s or any of its Subsidiaries’ use, ownership, enforcement or other exploitation or disposition thereof, except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No Company Owned IP is subject to any proceeding or outstanding decree, order, judgment or settlement agreement to which the Company or one of its Subsidiaries is a party, or, to the Knowledge of the Company, to which any third Person is a party, that restricts in any manner the use, provision, transfer, assignment or licensing thereof by the Company or its Subsidiaries or affects the validity, use or enforceability of such Company Owned IP, except for any such prohibitions or restrictions that would not have a Company Material Adverse Effect. The transactions contemplated by this Agreement and the consummation thereof will not impair any right, title or interest of the Company or any of its Subsidiaries in or to any Company Intellectual Property or material Company Systems, and all of the Company Intellectual Property and material Company Systems will be owned or available for use by the Company and its Subsidiaries immediately after the Closing on terms and conditions identical to those under which the Company and its Subsidiaries owned or used the Company Intellectual Property and material Company Systems immediately prior to the Closing.

(e) No Company Owned IP was developed by the Company or any of its Subsidiaries using (in whole or in part) government, public or private foundation, or university funding or facilities nor was it obtained from any Governmental Authority, public or private foundation, or university, and neither the Company nor any of its Subsidiaries has granted to any Governmental Authority, public or private foundation, or university, either expressly, or by any act or omission, any unlimited, unrestricted or government purpose rights, or any similar rights in Company Owned IP.

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(f) There are no claims by any Person that are either pending or made or, to the Knowledge of the Company, threatened in writing since January 1, 2019, (i) alleging infringement, misappropriation, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person, or (ii) contesting the validity, use, ownership, enforceability, patentability or registrability of any material Company Owned IP, excluding any ordinary course “office actions” received by the Company or a Subsidiary in connection with the prosecution of Patents. Neither the Company nor any of its Subsidiaries has received any written notices or written requests for indemnification from any third party related to any of the foregoing matters in clauses (i) and (ii).

(g) (i) Neither the Company nor any of its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries, including the sale or licensing of the Company’s products, infringes, misappropriates, or otherwise violates or, since January 1, 2019, has infringed, misappropriated, or otherwise violated, any Intellectual Property of any Person in any material respect; (ii) neither the Company nor any of its Subsidiaries has received any written notices regarding any of the foregoing matters in clause (i) (including any cease and desist letters, demands or unsolicited offers to license any Intellectual Property from any Person); and (iii) to the Knowledge of the Company as of the date of this Agreement, no Person is infringing, misappropriating, or otherwise violating any Intellectual Property owned by the Company or any of its Subsidiaries.

(h) The Company and its Subsidiaries have not incorporated in or distributed with any Company Software or Company Product any Open Source Software in a manner that has subjected any Company Source Code to any requirement under any applicable Open Source License to distribute or otherwise disclose such Company Source Code. Neither the Company nor any of its Subsidiaries have received a written notice or request from any Person to disclose, distribute or license any Company Source Code pursuant to an Open Source License, or alleging noncompliance with any such Open Source License. The Company and its Subsidiaries possess all Company Source Code and other documentation and materials reasonably necessary for a developer competent in the programming language for such Software to compile, operate and maintain the Company Software.

(i) The Company and its Subsidiaries own, lease, license, or otherwise have the valid right to use all material Company Systems, and such Company Systems are sufficient in all material respects for the needs of the Company’s and its Subsidiaries’ businesses, and the Company and its Subsidiaries have purchased sufficient license rights for all material third party Software used in their operations. All Company Software operates in all material respects in accordance with its requirements, technical, end-user and other documentation. To the Knowledge of the Company, there are no viruses, “worms”, “time bombs”, “key-locks”, Trojan horses or similar disabling codes, programs or devices in any of the Company Software, or any other codes, programs or devices designed to disrupt or interfere with the operation of the Company Software or equipment on which the Company Software operates, or the integrity of the Data, information or signals the Company Software produces in a manner adverse to the Company, any of its Subsidiaries, any customer, licensee or other Person. The Company and its Subsidiaries have not delivered, licensed, or made available, and is not obligated to deliver, license, or make available any Company Source Code to any escrow agent or other Person who is not an employee, contractor or other service provider of the Company or any of its Subsidiaries, and any Person providing backup, source code repository, hosting and similar services to Company or its Subsidiaries.

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(j) Since January 1, 2019: (i) the Company and its Subsidiaries (including the conduct of their respective businesses and their Processing of Data) have complied with all Data Security Requirements in all material respects; (ii) there has not been any Security Incident; and (iii) the Company and its Subsidiaries have taken commercially reasonable actions, including instituting commercially reasonable physical, technical, and administrative security measures and policies, to protect the security and integrity of the Company Systems, all Data stored or contained therein or transmitted thereby, and all Sensitive Information from and against unauthorized access, use, or disclosure. Since January 1, 2019, neither the Company nor any of its Subsidiaries has (i) provided or been required under any applicable Data Security Requirement to provide any notices to data owners in connection with any unauthorized access, use or disclosure of Sensitive Information, (ii) received any written complaint from any Person regarding any Data Security Requirement, Security Incident, or Sensitive Information, nor (iii) to the Knowledge of the Company, been subject to any investigations or audits by a Governmental Authority concerning any violation of Data Security Requirements, Security Incident, or Sensitive Information. The execution and delivery of this Agreement by the Company and the consummation of the Casdin Transaction will not result in any violation by the Company or its Subsidiaries of any applicable Data Security Requirement, except as would not reasonably be expected to have a Company Material Adverse Effect.

3.17 Tax Matters.

(a) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has: (i) timely filed (taking into account valid extensions) all Tax Returns required to be filed by it, and all Tax Returns are true, correct and complete in all respects; (ii) timely paid all Taxes that are due and payable by it, except for those being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; and (iii) reflected or otherwise reserved against in its books in accordance with GAAP an amount reasonably adequate for the payment of all material amounts of Taxes for the taxable period subsequent to the latest period to which such Tax Returns apply.

(b) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) no audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing, except for any audit or other examination for which adequate reserves have been made (in accordance with GAAP); (ii) neither the Company nor any of its Subsidiaries has outstanding any waiver or extension of any statute of limitations on, or extended the period for the assessment or collection of any Tax; and (iii) no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or such Subsidiary, as the case may be, is or may be subject to Tax of such type in that jurisdiction.

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(c) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries (or its agent) has withheld or collected from each payment made to each of its employees or any other Person the amount of all Taxes required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

(d) The Company is not and has not been, during the five-year period ending on the date hereof, a “United States real property holding corporation” within the meaning of Section 897 of the Code and any applicable regulations promulgated thereunder.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Liens for Taxes on the assets of the Company or any of its Subsidiaries other than those described in clause (i) of the definition of Permitted Liens.

3.18 Employee Benefits.

(a) Employee Plans. Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct, current and complete list of each material Employee Plan as of the date of this Agreement. With respect to each Employee Plan, copies of the following materials have been provided to Purchaser: (i) all current plan documents for each Employee Plan and all amendments thereto (and for any unwritten Employee Plan, a summary of the material terms); (ii) the most recent determination letter from the IRS with respect to any of the Employee Plans; (iii) all current summary plan descriptions, summaries of material modifications, annual reports and summary annual reports with respect to any of the Employee Plans; and (iv) all material non-routine correspondence from a Governmental Authority with respect to any of the Employee Plans.

(b) Absence of Certain Plans. Neither the Company, its Subsidiaries nor any ERISA Affiliate of the Company has maintained, sponsored or participated in, or contributed to, in the six-year period preceding the date hereof or otherwise has any liability or obligation with respect to: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA) or as described in Section 413(c) of the Code; (iii) a “defined benefit plan” as defined in the Section 3(35) of ERISA or a plan that is or was subject to the funding standards of Section 302 of ERISA or covered by Section 412 of the Code or Title IV of ERISA; or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). No event has occurred and, to the Knowledge of the Company, no condition exists that would, either directly or indirectly or by reason of the Company’s or any Subsidiary’s affiliation with any ERISA Affiliate, subject the Company or any of its Subsidiaries to any material Tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable Laws.

(c) Compliance. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan has been established, maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code, the Patient Protection and Affordable Care Act and any applicable regulatory guidance issued by any Governmental Authority. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a favorable determination letter issued by the IRS regarding such qualified status or is maintained pursuant to a prototype or volume submitter document approved by the IRS and is entitled to rely on a favorable opinion letter issued by the IRS with respect to such prototype or

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volume submitter document, and (ii) to the Knowledge of the Company, no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(d) Contributions. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) all contributions, premiums, reimbursements or other payments that are due and owing to or in respect of any Employee Plan have been paid, and (ii) all such contributions, premiums, reimbursements or other payments for any period ending on or before the Closing Date that are not yet due have been (or will be prior to the Closing Date) paid or properly accrued (in accordance with GAAP, to the extent applicable).

(e) No Post-Termination Welfare Benefit Plan. No Employee Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) provides, and neither the Company nor any of its Subsidiaries has committed to or otherwise has any obligation to provide, post-termination or retiree life insurance or welfare benefits to any Person, except as may be required by Section 4980B of the Code or any similar Law for which the covered Person pays the full premium cost of coverage.

(f) Employee Plan Legal Proceedings. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Legal Proceedings or claims pending or, to the Knowledge of the Company, threatened on behalf of, against or in relation to, any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan, other than routine claims for benefits, and there is no fact or circumstance that could reasonably be expected to give rise to any such Legal Proceeding or claim. There have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Employee Plan involving the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person, that could reasonably be expected to result in material liability to the Company or any of its Subsidiaries.

(g) Impact of the Transaction on Employee Plans. Neither the execution or delivery of this Agreement nor the consummation of the Casdin Transaction (alone or in conjunction with the Viking Transaction or any other actions contemplated by this Agreement or the Viking Purchase Agreement) will constitute a “change in control,” “change of control,” or term of similar meaning under any Employee Plan including, for the avoidance of doubt, any Company Stock Plan. Neither the execution or delivery of this Agreement nor the consummation of the Casdin Transaction (either alone or in conjunction with the Viking Transaction or any other actions contemplated by this Agreement or the Viking Purchase Agreement) could (alone or in conjunction with any other event) result in (i) any of the following with respect to any current or former employee, officer, director, independent contractor or other service provider of the Company or any Subsidiary of the Company: (A) severance pay upon any termination of employment or service, or any increase thereof, (B) any payment, compensation or benefit becoming due, or increase thereof, (C) the acceleration of the time of payment or vesting of any payment,

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compensation or benefit, or (D) any funding (through a grantor trust or otherwise) of any compensation benefit; (ii) any other liability or obligation pursuant to any of the Employee Plans; (iii) result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust; or (iv) the payment an amount that could, individually or in combination with any other payment or benefit, be characterized as an “excess parachute payment” within the meaning of Section 280G(1) of the Code.

(h) Section 409A. Each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been administered, operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such Section and such guidance have been applicable to such Employee Plan. No Employee Plan, agreement or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is otherwise bound obligates the Company to compensate, gross-up, indemnify or reimburse any Person in respect of Taxes pursuant to Section 409A or 4999 of the Code.

(i) Foreign Benefit Plans. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, with respect to each Employee Plan that is subject to the Laws of a jurisdiction other than the United States (whether or not United States Law also applies) (a “Foreign Benefit Plan”): (i) all employer and employee contributions to each Foreign Benefit Plan required by Law or by the terms of such Foreign Benefit Plan have been made, or if applicable, accrued in accordance with normal accounting practices, (ii) each Foreign Benefit Plan required to be registered has been registered and each Foreign Benefit Plan has been maintained in good standing with applicable Governmental Authorities and in compliance with all applicable Laws, (iii) each Foreign Benefit Plan intended to receive favorable tax treatment under applicable tax Laws, to the extent applicable, has been qualified or similarly determined by applicable Governmental Authorities to satisfy the requirements of such Laws, (iv) no Foreign Benefit Plan is a defined benefit or similar type of plan or arrangement, and (v) no Foreign Benefit Plan has any material unfunded liabilities, nor are any unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.

3.19 Labor Matters.

(a) Union Activities. There are no collective bargaining agreements, labor union contracts, trade union agreements, works council agreements or any other agreements or arrangements with an employee representative body (each, a “Collective Bargaining Agreement”) to which the Company or any of its Subsidiaries is a party to or is bound and no employees of the Company or any of its Subsidiaries are represented by any labor union, works council or other labor organization with respect to their employment with the Company or any of its Subsidiaries. There are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s Knowledge, threatened to be brought or filed with or before the National Labor Relations Board or any other labor relations Governmental Authority with respect to representation of any such employees in respect of their employment with the Company or any of its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries and no labor union, works council,

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other labor organization, or group of employees of the Company or its Subsidiaries has made a demand for recognition or certification. Since January 1, 2017, (i) there have been no union organizing or union election activities or attempts to bargain collectively and (ii) there have been no strikes, lockouts, slowdowns, work stoppages, picketing, concerted refusal to work overtime, handbilling, demonstrations, leafletting, arbitrations, grievances or lockouts (in each case involving labor matters) or other material labor disputes against or affecting the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(b) Employment Law. Each of the Company and its Subsidiaries is, and has been since January 1, 2019, in compliance with all Labor Laws, except for such noncompliance that has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each employee, independent contractor and service provider who is providing, or in the past three (3) years has provided, services to the Company or any of its Subsidiaries has all work permits, immigration permits, visas or other authorizations required by applicable Law. Each of the Company and its Subsidiaries has met all requirements under Laws relating to employment of foreign citizens and residents, including all Form I-9 requirements.

(c) The Company has not incurred any liability or obligation under the WARN Act that remains unsatisfied. With respect to the employees of the Company and its Subsidiaries, during the last 12 months, there has been no mass layoff, plant closing, shutdown or term of similar import that triggered the WARN Act.

(d) No current employee of the Company or any of its Subsidiaries with an annualized base salary from the Company at or above $250,000 is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, non-solicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or any of its Subsidiaries; or (ii) to the Knowledge of the Company, owed to any third party with respect to such Person’s right to be employed or engaged by the Company or any of its Subsidiaries.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no pending, or to the Company’s Knowledge, threatened Legal Proceedings against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any employee, independent contractor or service provider, any current or former leased employee, intern, volunteer or “temp” of the Company or any of its Subsidiaries, or Person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging: (i) violation of any Labor Laws; (ii) breach of any Collective Bargaining Agreement; (iii) breach of any express or implied contract of Law; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission.

(f) Since January 1, 2019, the Company has not incurred any material liability with respect to the classification of any Person as (i) an individual independent contractor rather than an employee, or (ii) an “exempt” employee rather than a “non-exempt” employee (within the meaning of the Fair Labor Standards Act and state Law), and no such Person has been improperly included or excluded from any Employee Plan. Neither the Company nor any of its Subsidiaries has notice of any pending or, to the Company’s Knowledge, threatened, inquiry or audit from any Governmental Authority concerning any such classifications.

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(g) Since January 1, 2019, there have been no Legal Proceedings or settlements involving allegations of sexual or other unlawful harassment or discrimination.

3.20 Compliance with Laws.

(a) The Company and each of its Subsidiaries is, and since January 1, 2019 has been, in compliance in all material respects with all Laws that are applicable to the Company or any of its Subsidiaries or to the conduct of the business or operations of the Company or any its Subsidiaries.

(b) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since January 1, 2019 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of the businesses of the Company or any of its Subsidiaries; and (iii) since January 1, 2019, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization.

3.21 Anti-Corruption; International Trade.

(a) Since January 1, 2017, none of the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees has, nor, to the Knowledge of the Company, have any of their agents or other Person acting on their behalf, violated any Anti-Corruption Laws, nor has the Company, any Subsidiary of the Company, any of their respective directors, officers, or employees nor, to the Knowledge of the Company, any other Representative of the Company or any of its Subsidiaries offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, including cash, checks, wire transfers, tangible and intangible gifts, favors, services, or those entertainment and travel expenses that go beyond what is reasonable and customary, to any Government Official or to any Person for the purpose of influencing any act or decision of a Government Official in their official capacity, securing any improper advantage, or assisting the Company or any Subsidiary of the Company in obtaining or retaining business, in each case in violation of any Anti-Corruption Laws.

(b) The Company, each of its Subsidiaries, and their respective directors, officers and, to the Knowledge of the Company, employees and other Representatives are in compliance in all material respects with all applicable Laws relating to imports, exports and economic sanctions, including all applicable Laws administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department (including the Directorate of Defense Trade Controls), the U.S. Commerce Department’s Bureau of Industry

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and Security (“BIS”), or U.S. Customs and Border Protection (“Trade Laws”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, since January 1, 2017, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers or, to the Knowledge of the Company, employees or other Representatives has been a party to any Contract or engaged in any transaction or other business, directly or indirectly, (i) in breach of any applicable Trade Laws or (ii) to the extent it would be prohibited under applicable Trade Laws, with any Governmental Authority or other Person that (A) appears on any applicable list of sanctioned parties (including any Person that appears on OFAC’s Specially Designated Nationals and Blocked Persons List or Sectoral Sanctions Identification List or BIS’s Denied Persons, Entity, or Unverified Lists), (B) is located or organized in any country or territory that is, or at the time of the transaction or business was, subject to comprehensive OFAC sanctions (including Cuba, Iran, North Korea, Syria or the Crimea region of Ukraine) or (C) is 50% or more owned or otherwise controlled by a Person described in clause (A) or (B).

3.22 Compliance with Healthcare Laws and Regulations.

(a) Any preclinical and clinical studies subject to regulatory oversight by a Governmental Authority and conducted by or on behalf of or sponsored by the Company or its Subsidiaries, or in which the Company or its Subsidiaries have participated, were (and, if still pending, are being) conducted in all material respects in accordance with all applicable statutes and all applicable rules and regulations of the U.S. Food and Drug Administration (the “FDA”) and comparable regulatory agencies outside of the United States to which they are subject, including the European Medicines Agency (collectively, the “Healthcare Authorities”) and Good Clinical Practice and Good Laboratory Practice requirements. The Company and its Subsidiaries have operated at all times and are currently in compliance in all material respects with all statutes, rules and regulations applicable to the ownership, testing, development, marketing, promotion, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any product manufactured, distributed or sold by or on behalf of the Company or any of its Subsidiaries (each, a “Company Product”), including all statutes, rules and regulations of the Healthcare Authorities, except where such non-compliance would not, individually or in the aggregate, be material. Neither the Company nor any of its Subsidiaries have received any written notices, correspondence or other communications from the Healthcare Authorities or any other governmental agency requiring or threatening the termination or suspension of any of the Company’s activities.

(b) Since January 1, 2019, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Subsidiary has voluntarily or involuntarily initiated, conducted or issued, caused to be initiated, conducted or issued, any recall, field corrective action, market withdrawal, seizure, suspension, safety alert, written warning, “dear doctor” letter, investigator notice to healthcare wholesalers, healthcare distributors, healthcare retailers, healthcare professionals or patients (including any action required to be reported or for which records must be maintained under 21 C.F.R. Part 806) relating to any Company Product (collectively, a “Recall”) or, as of the date hereof, currently intends to initiate, conduct or issue any Recall of any Company Product. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has received any written notice from the FDA or any other Healthcare Authority regarding (i) any Recall of any Company Product, (ii) a change in the marketing status or classification, or a material change in the labeling, of any such Company Product or (iii) a notice of non-coverage from a Healthcare Authority in the reimbursement status of a Company Product (not including any routine adjustments made to the amount of reimbursement).

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3.23 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, there are no current Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective assets, operations or properties or relating to the Transaction Documents or the transactions contemplated hereby or thereby, nor, since January 1, 2019, has the Company or any of its Subsidiaries made any voluntary or involuntary disclosures of non-compliance with applicable Law to any Governmental Authority.

(b) No Orders. Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, or that would prevent or materially impair or materially delay, or would reasonably be expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction, neither the Company nor any of its Subsidiaries (nor any of its or their respective properties) is subject to any order of any kind or nature.

3.24 Insurance. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have all policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such cancellations and defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.25 Related Party Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or executive officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been disclosed in the Company SEC Reports.

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3.26 Brokers. Except for Jefferies LLC, there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Casdin Transaction or the other transactions contemplated by this Agreement or the other Transaction Documents. The Company has made available to Purchaser the engagement letter of Jefferies.

3.27 Other Agreements. The Company has provided to Purchaser, prior to the execution and delivery of this Agreement, a true, complete and correct copy of the Viking Purchase Agreement which, on execution of this Agreement, shall be in full force and effect. The Company has not entered into any other agreement, arrangement or understanding with the Viking Purchaser or any of its respective Affiliates with respect to any securities of the Company or any of its Subsidiaries, the transactions contemplated by the Viking Purchase Agreement or the payment of any fees or expenses in connection therewith, except for any non-disclosure agreements or term sheets with the Viking Purchaser or its Affiliates.

3.28 Investment Company Status. Neither the Company nor any of its Subsidiaries is, and immediately after the Closing hereunder, none of the Company nor any of its Subsidiaries will be, required to be registered as an “investment company” under the Investment Company Act of 1940.

3.29 Sale of Securities. Without limiting the foregoing, neither the Company nor, to the Knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Series B-1 Preferred Stock, and neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Series B-1 Preferred Stock under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available.

3.30 No Rights Agreement; Anti-Takeover Provisions. As of the date of this Agreement, neither the Company nor any of its Subsidiaries is party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.

3.31 Registration Rights. Except as contemplated by the Registration Rights Agreement, no Person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act.

3.32 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither Purchaser nor any other Person makes, or has made, any representation or warranty relating to Purchaser or any of its businesses, operations or otherwise in connection with this Agreement or the Transactions; and

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(ii) Purchaser hereby disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, in any other Transaction Document or in any certificate delivered by Purchaser pursuant to this Agreement, it is not acting, by entering into this Agreement or consummating the Transactions, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available in connection with the Transactions, in connection with presentations by Purchaser’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

4.1 Organization; Good Standing. Purchaser is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization. Purchaser has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its material properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement. Purchaser is not in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. Purchaser has the requisite corporate power and authority to: (a) execute and deliver this Agreement and the other applicable Transaction Documents; (b) perform its covenants and obligations hereunder and thereunder; and (c) consummate the Casdin Transaction and the other transactions contemplated by this Agreement and the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by Purchaser, the performance by Purchaser of its covenants and obligations hereunder and the consummation of the Casdin Transaction and the transactions contemplated by this Agreement and the other applicable Transaction Documents have been duly authorized by all necessary action on the part of Purchaser and no additional action on the part of Purchaser is necessary. This Agreement and each other applicable Transaction Documents have been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by the Company, constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (ii) is subject to general principles of equity.

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4.3 Non-Contravention. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its covenants and obligations hereunder, and the consummation of the Casdin Transaction and the other transactions contemplated by this Agreement and the other applicable Transaction Documents do not: (a) violate or conflict with any provision of the Organizational Documents of Purchaser; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law or order applicable to Purchaser or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of Purchaser, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of Purchaser in connection with: (a) the execution and delivery of this Agreement by Purchaser; (b) the performance by Purchaser of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Casdin Transaction and the other transactions contemplated by this Agreement, except (i) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement.

4.5 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of Purchaser, threatened against Purchaser that would, individually or in the aggregate, prevent or materially delay Purchaser’s ability to consummate the Casdin Transaction.

(b) No Orders. Purchaser is not subject to any order of any kind or nature that would prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement.

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4.6 Ownership of Company Common Stock. Neither Purchaser nor any of its “affiliates” or “associates” is or, during the three years prior to the date of this Agreement, has been an “interested stockholder” (in each case, as such quoted terms are defined under Section 203 of the DGCL) of the Company. Neither Purchaser nor any of its “affiliates” or “associates” (as those terms are defined in Section 203 of the DGCL) beneficially owns, directly or indirectly, any shares of Company Common Stock or any other security convertible into, exchangeable for or exercisable for shares of Company Common Stock. Other than with its Affiliates, Purchaser is not a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons with respect to any securities of the Company (it being understood that in no event will the Viking Purchaser or any of its Affiliates be deemed to be Affiliates of Purchaser for purposes of this Section 4.6).

4.7 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Purchaser or any of its Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries in connection with the Casdin Transaction.

4.8 Sufficient Funds. (a) (i) Casdin PGEF II will have at the Closing sufficient funds to enable Casdin PGEF II to pay in full at the Closing the entire amount of the PGEF II Purchase Price and all other amounts payable by Casdin PGEF II hereunder in immediately available cash funds and (ii) Casdin PGEF II has uncalled capital commitments or otherwise has available funds in excess of the PGEF II Purchase Price and all other amounts payable by Casdin PGEF II pursuant to this Agreement and (b) (i) Casdin PMF will have at the Closing sufficient funds to enable Casdin PMF to pay in full at the Closing the entire amount of the PMF Purchase Price and all other amounts payable by Casdin PMF hereunder in immediately available cash funds (ii) Casdin PMF has uncalled capital commitments or otherwise has available funds in excess of the PMF Purchase Price and all other amounts payable by Casdin PMF pursuant to this Agreement.

4.9 Unregistered Securities.

(a) Investor Status; Sophisticated Purchaser. Purchaser is an “accredited investor” within the meaning of Regulation D of the Securities Act and is able to bear the risk of its investment in the Purchased Shares. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Purchased Shares.

(b) Information. Purchaser and its Representatives have been furnished with (i) materials relating to the business, finances and operations of the Company, (ii) materials relating to the offer and sale of the Purchased Shares and (iii) materials relating to the Casdin Transaction, in each case, that have been requested by Purchaser. Purchaser and its Representatives have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted at any time by Purchaser and its Representatives shall modify, amend or affect Purchaser’s right (i) to rely on the Company’s representations and warranties contained in Article III above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Purchaser understands that its purchase of the Purchased Shares involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Shares.

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(c) Legends. Purchaser understands that any certificate or book-entry position evidencing Acquired Shares will bear the restrictive legend set forth in the Certificate of Designations.

(d) Purchase Representations. Purchaser is purchasing the Purchased Shares for its own account, the account of its Affiliates, or the accounts of clients for whom Purchaser exercises discretionary investment authority (all of whom Purchaser hereby represents and warrants are “accredited investors” within the meaning of Regulation D of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. Purchaser has been advised and understands that the Purchased Shares have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the requirements of the Securities Act (or if eligible, pursuant to Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act). Purchaser has been advised and understands that the Company, in issuing the Purchased Shares, is relying upon, among other things, the representations and warranties of Purchaser contained in this Section 4.9 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(e) Rule 144. Purchaser understands that there is no public trading market for the Purchased Shares, that none is expected to develop and that the Purchased Shares shall be held indefinitely unless and until the Purchased Shares are registered under the Securities Act or an exemption from registration is available. Purchaser has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) Reliance by the Company. Purchaser understands that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws and that the Company is relying on the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Purchased Shares.

4.10 Stockholder and Management Arrangements. Except for the Transaction Documents or as previously disclosed to the Company in writing, neither Purchaser nor any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries: (a) relating to this Agreement, the Casdin Transaction or the Viking Transaction, (b) pursuant to which any holder of Company Common Stock has agreed to approve this Agreement or (c) pursuant to which any Person has agreed to provide, directly or indirectly, an equity investment to the Purchaser or the Company to finance any portion of the Transaction.

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4.11 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as qualified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither the Company nor any other Person makes, or has made, any representation or warranty relating to the Company, its Subsidiaries, or any of its or their businesses, operations or otherwise in connection with this Agreement or the Transactions; and

(ii) the Company hereby disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure to Purchaser or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as qualified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered by the Company pursuant to this Agreement, it is not acting, by entering into this Agreement or consummating the Transactions, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Purchaser or any of its Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Transactions, in connection with presentations by the Company’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or by COVID-19 Measures or (d) as approved in advance in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall, and shall cause each of its Subsidiaries to, (i) conduct its business in all material respects in the ordinary course of business, and (ii) use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

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5.2 Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or by COVID-19 Measures or (d) as approved in advance in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a) take any action set forth in Section 13(b) or 13(c) of the Certificate of Designations;

(b) acquire or agree to acquire, directly or indirectly, by purchase, merger, consolidation or otherwise, any equity or assets constituting all or a material portion of the business of (or any division of the business of) another Person;

(c) sell, assign, transfer, license (other than non-exclusive licenses in the ordinary course of business consistent with past practice), sublicense, abandon, permit to lapse, grant a covenant not to sue, or otherwise dispose of any material Company Owned IP (other than non-exclusive licenses or sublicenses granted in the ordinary course of business);

(d) disclose, release or otherwise fail to maintain the confidential nature of any source code to Company Software or other Trade Secrets;

(e) (i) authorize for issuance, issue, deliver, sell or transfer or agree or commit to issue, deliver, sell or transfer any shares of capital stock of or other equity interest or convertible security in the Company or any of its Subsidiaries or other rights of any kind to acquire, any shares of capital stock of or any other equity interest in the Company or any of its Subsidiaries, other than (A) the issuance of capital stock or other equity interests pursuant to any Employee Plan, (B) the issuance of capital stock or other equity interests from any wholly owned Subsidiary to the Company or any other wholly owned Subsidiary of the Company or (C) the issuance of Company Common Stock pursuant to the Company Notes; (ii) amend or modify any term or provision of any of the Company’s outstanding equity securities; or (iii) accelerate or waive any restrictions pertaining to the vesting of any Company equity-based awards or warrants or other rights of any kind to acquire any shares of capital stock or other equity interests in the Company;

(f) reclassify, combine, split or subdivide any capital stock of the Company or any of its Subsidiaries or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company or any of its Subsidiaries, except for, with respect to any Subsidiary of the Company, any intercompany restructuring, recapitalization or similar transaction that will not prevent or delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement or result in any adverse impact on Purchaser;

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(g) except as required under the terms of any Employee Plan or as set forth in Section 5.2(g) of the Company Disclosure Letter, (i) increase the compensation or benefits payable to any current or former (A) director, (B) executive officer, or (C) employee or independent contractor, other than increases with respect to employees at the Director level or below in the ordinary course of business consistent with past practice, by no more than ten percent of such individual’s compensation or benefits payable immediately prior to such increase, and as otherwise not prohibited by Section 5.2(h), (ii) accelerate the vesting or payment of any Employee Plan or other compensation or benefit plan, program, agreement or arrangement for, any director, employee or independent contractor, (iii) enter into, adopt, amend, terminate or increase the coverage or benefits available under any Employee Plan (or other compensation or benefit plan, program, agreement or arrangement that would be an Employee Plan if in effect on the date of this Agreement), other than ordinary course changes in relation to annual renewals, or (iv) grant any equity or equity-based awards of the Company or any of its Subsidiaries to any director, employee or independent contractor of the Company or any of its Subsidiaries;

(h) (i) hire, offer to hire or promote any new Person with an annual salary or annualized fee in excess of $250,000, (ii) terminate the employment or service of any employee with an annual salary or annualized fee in excess of $250,000 or any employee with a title of Director or above of the Company or any of its Subsidiaries other than for “cause” or (iii) institute any general layoff of employees or implement any plant closings, reductions in force, furloughs, temporary layoffs, early retirement plan or announce the planning of any such action;

(i) enter into, amend or extend any Collective Bargaining Agreement or other Contract with any union or similar labor organization;

(j) waive or release any material noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement or other restrictive covenant obligation of any current or former employee or independent contractor;

(k) (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than investments by the Company or a wholly owned Subsidiary of the Company to a wholly owned Subsidiary of the Company or the Company or advances of expenses to any director, officer, employee or agent of the Company in connection with advancement obligations in effect on the date of this Agreement, (ii) incur, assume or modify any indebtedness or (iii) assume, guarantee, endorse, grant a lien (other than a Permitted Lien or any lien on Intellectual Property) on any of the Company’s assets as security or otherwise become liable for indebtedness of another Person (excluding the Company or any of its Subsidiaries); or

(l) agree, resolve, authorize or commit to take any action prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall (i) cease and cause to be terminated any discussions or negotiations with any Person and its Affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) that would be prohibited by this Section 5.3(a) and (ii) terminate all physical and electronic data room access

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previously granted to any such Person, its Affiliates and their respective Representatives. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company and its Subsidiaries shall not, and shall cause their respective directors, officers and employees, and shall instruct their other Representatives not to, directly or indirectly: (A) solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, induce, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; (B) furnish to any Person (other than Purchaser, the Viking Purchaser (solely with respect to the Viking Transaction) or their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case to knowingly encourage, facilitate or assist an Acquisition Proposal or any inquiries relating to, or the making of, any proposal that could reasonably be expected to lead to an Acquisition Proposal; (C) participate, continue or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.3 or contacting such Person making any unsolicited Acquisition Proposal to clarify the terms and conditions thereof); (D) approve, endorse or recommend an Acquisition Proposal; or (E) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall not be required to enforce, and shall be permitted to waive, any provision of any standstill or confidentiality agreement to permit any proposal to be made to the Company Board (or any committee thereof). In furtherance and not in limitations of the other provisions of this Section 5.3, the Company agrees that if it (i) permits any of its Representatives (other than an employee or consultant of the Company who is not an executive officer of the Company) to take any action or (ii) is made aware of an action by one of its Representatives (other than an employee or consultant of the Company who is not an executive officer of the Company) and does not use its reasonable best efforts to prohibit or terminate such action and, in each case, such action would constitute a material breach of this Section 5.3 if taken by the Company during the period from the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, then such action shall be deemed to constitute a breach by the Company of this Section 5.3.

(b) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. At no time after the date of this Agreement until the earlier of the termination of this Agreement or the Closing Date shall the Company Board (or a committee thereof) (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Purchaser; (ii) publicly adopt, approve or recommend an Acquisition Proposal; (iii) in connection with a tender or exchange offer by a third party, fail to recommend against such offer by the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with an Acquisition Proposal (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3(b)); (iv) fail to include the Company Board Recommendation in the Proxy Statement; or (v) enter into any Contract or letter of intent regarding an Acquisition Proposal (any action described in clauses (i) through (iv), a “Company Board Recommendation Change”).

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(c) Company Board Recommendation Change. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(i) the Company has provided prior written notice to Purchaser and the Viking Purchaser at least five Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) made such determination; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(c), which notice shall specify the basis for such Company Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event and copies of all relevant documents relating thereto;

(ii) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such five Business Day period, shall have negotiated with Purchaser, the Viking Purchaser and their respective Representatives in good faith (to the extent that Purchaser or the Viking Purchaser desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) would no longer determine that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and

(iii) at the end of such five Business Day period and taking into account any adjustments to the terms and conditions of this Agreement and the Viking Purchase Agreement, the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties pursuant to applicable Law.

For the avoidance of doubt, the determination by the Company Board (or a committee thereof) that an Intervening Event has occurred or the delivery by the Company of a notice contemplated by this Section 5.3(c) shall not constitute a Company Board Recommendation Change if otherwise in compliance with this Section 5.3.

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(d) Notice. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall promptly (and, in any event, within 24 hours) notify Purchaser if any offers or proposals that constitute an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives. Such notice shall include a summary of the material terms and conditions of such offer, proposal, request, inquiry, discussions or negotiations, including the identity of the Person making any such offer, proposal, request or inquiry or seeking to engage in such discussions or negotiations, and a copy of any written documents in connection therewith (including any updates or amendments thereto).

(e) Certain Disclosures. Nothing in this Agreement shall prohibit the Company or the Company Board (or a committee thereof) from (i) taking and disclosing to the Company Stockholders a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, it being understood that any such statement or disclosure made by the Company Board (or a committee thereof) shall be subject to the terms and conditions of this Agreement and nothing in this Section 5.3(e) shall permit the Company to make a Company Board Recommendation Change.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Purchaser, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, Purchaser and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. On the terms and subject to the conditions set forth in this Agreement, Purchaser shall (and shall cause its Affiliates to, if applicable), on the one hand, and the Company shall, on the other hand, use their respective reasonable best efforts to (x) take (or cause to be taken) all actions, (y) do (or cause to be done) all things and (z) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Casdin Transaction, including by using reasonable best efforts to:

(i) cause the conditions to the Casdin Transaction set forth in Article VII to be satisfied;

(ii) (A) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities and (B) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Casdin Transaction;

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(iii) obtain all consents, waivers and approvals and delivering all notifications from or to any third parties in connection with this Agreement and the consummation of the Casdin Transaction that are necessary or advisable to consummate the Casdin Transactions; and

(iv) execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Casdin Transaction.

(b) Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

(c) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries shall be required to agree to: (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty); or (iii) material conditions or obligations, including amendments to existing conditions and obligations, in each case, in connection with the Casdin Transaction, including in connection with obtaining any consent pursuant to any Material Contract.

6.2 Antitrust Filings.

(a) Filing Under Antitrust Laws. Purchaser and the Company shall (i) cooperate and coordinate with the other in determining whether any filings are required by applicable Antitrust Laws in connection with the Casdin Transaction and, solely after the Closing and upon written notice by Purchaser to the Company, the conversion of Series B-1 Preferred Stock into Company Common Stock (the “Series B-1 Conversion”), (ii) cooperate and coordinate (and cause its respective Affiliates to cooperate and coordinate) with the other in the making of any required filings with any Governmental Authority as are required by applicable Antitrust Laws in connection with the Casdin Transaction and the Series B-1 Conversion; (iii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (v) use reasonable best efforts to take all action necessary, proper or advisable to (A) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws (to the extent applicable to this Agreement, the Casdin Transaction or the Series B-1 Conversion (as applicable)) and (B) obtain any required consents pursuant to any HSR Act or Antitrust Laws (to the extent applicable to this Agreement, the Casdin Transaction or the Series B-1 Conversion (as applicable)), in each case as promptly as reasonably practicable. Purchaser (and its Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, shall promptly inform the other of any communication from any Governmental Authority regarding the Casdin Transaction and the Series B-1 Conversion (as applicable) in connection with such filings. If either Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Casdin Transaction or the Series B-1 Conversion pursuant to any Antitrust Law applicable to the Casdin Transaction or the Series B-1 Conversion (respectively), then such Party shall make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided, that neither Party may extend any waiting period or enter or propose to enter into any agreement, commitment or understanding with any Governmental Authority without the permission of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

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(b) Cooperation. In furtherance and not in limitation of the foregoing, the Company and Purchaser shall (and shall cause their respective controlling Persons, controlled Affiliates and Subsidiaries, respectively, to), subject to any restrictions under applicable Laws: (i) promptly notify the other Party of, and, if in writing, furnish the other with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Casdin Transaction and the Series B-1 Conversion and permit the other Party to review and discuss in advance (and to consider in good faith any comments made by the other Party in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Casdin Transaction and the Series B-1 Conversion (as applicable) to a Governmental Authority; (ii) keep the other Party informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Casdin Transaction and the Series B-1 Conversion (as applicable) and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Casdin Transaction and the Series B-1 Conversion (as applicable); and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Casdin Transaction or the Series B-1 Conversion without giving the other party reasonable prior notice of such meeting or discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Subject to restrictions under applicable Law, Purchaser shall not, without the prior written consent of the Company, extend or offer or agree to extend any waiting period under the HSR Act or any other Antitrust Law, or enter into any agreement with any Governmental Authority related to this Agreement, the transactions contemplated by this Agreement or the Series B-1 Conversion. However, the Company and Purchaser may each designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided, that each of the Company and Purchaser may redact any valuation and related information before sharing any information provided to any Governmental Authority with the other Party on an “outside counsel” only basis, and that the Company and Purchaser shall not in any event be required to share information that benefits from legal privilege with the other Party, even on an “outside counsel” only basis, where this would cause such information to cease to benefit from legal privilege.

(c) Other Action. Purchaser shall not, directly or indirectly (whether by merger, consolidation or otherwise), acquire (or agree to acquire) any business, corporation partnership, association or other business organization or division or part thereof, or any securities or collection of assets, if doing so would reasonably be expected to prevent or materially delay the consummation of the Casdin Transaction.

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(d) Limitations on Action. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement, including this Section 6.2, shall require or obligate Purchaser or any of its Affiliates to agree, propose, commit to, or effect, or otherwise be required, by consent decree, hold separate, or otherwise, any sale, divestiture, hold separate, or any other action otherwise limiting the freedom of action in any respect with respect to any businesses, products, rights, services, licenses, assets, or interest therein, of Purchaser or any Affiliate.

6.3 Proxy Statement.

(a) Proxy Statement. As promptly as practical following the date of this Agreement, the Company (with the assistance and cooperation of Purchaser as reasonably requested by the Company) shall prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting, and the Company shall use its reasonable best efforts to make such filing within 15 days of the date of this Agreement. Subject to Section 5.3(c), the Company shall include the Company Board Recommendation in the Proxy Statement. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide Purchaser and its counsel with a reasonable opportunity to review and to comment on such document or response, which comments the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or Purchaser for inclusion or incorporation by reference in the Proxy Statement, as of the date it or any amendment or supplement is mailed to the Company Stockholders and at the time of the Company Stockholder Meeting, shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(b) Furnishing Information. The Company, on the one hand, and Purchaser, on the other hand, shall furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Company Stockholder Meeting any information relating to the Company, Purchaser or any of their respective Affiliates should be discovered by the Company, on the one hand, or Purchaser, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other, and an appropriate amendment or supplement to such filing describing such information shall be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders.

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(c) Consultation Prior to Certain Communications. The Company and its Affiliates, on the one hand, and Purchaser and its Affiliates, on the other hand, shall not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(d) Notices. The Company, on the one hand, and Purchaser, on the other hand, shall advise the other, promptly after it receives notice thereof, of (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement, (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(e) Dissemination of Proxy Statement. Subject to applicable Law, the Company shall use its reasonable best efforts to cause the definitive Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. Within 10 calendar days after the date of this Agreement (and thereafter as reasonably determined by the Company in consultation with Purchaser), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Company Stockholder Meeting that is 20 Business Days after the date of such “broker search.” Following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (taking into account the time necessary to solicit proxies for the approval of the Transactions and the Certificate of Amendment) following the mailing of the Proxy Statement to the Company Stockholders, which mailing shall be initiated in accordance with Section 6.3(e). Unless there has been a Company Board Recommendation Change in accordance with Section 5.3(c), the Company shall use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing shall prevent the Company from postponing or adjourning the Company Stockholder Meeting: (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approval; (ii) if there are holders of an insufficient number of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or receives a request from the SEC or its staff to do so; or (iv) if the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is required under applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders. Notwithstanding the foregoing, (A) the Company shall not, without the prior written consent of Purchaser, postpone the Company Stockholder Meeting for more than 20 Business Days in the aggregate and (B) the Company shall, at the request of Purchaser, to the extent permitted by applicable Law, adjourn the Company Stockholder Meeting to a date specified jointly by Purchaser

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and the Company (acting in good faith and taking into account the time necessary to solicit proxies) if a quorum is absent at the Company Stockholder Meeting or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approval (it being understood that Purchaser shall not be able to cause the Company to adjourn the Company Stockholders Meeting to a date that is less than 10 Business Days before the Termination Date).

(c) Meeting Obligation. For the avoidance of doubt, the Company’s obligations pursuant to this Section 6.4 shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of an Acquisition Proposal or (ii) any Company Board Recommendation Change.

6.5 Anti-Takeover Laws. The Company and Purchaser shall (a) take all actions within their power to ensure that no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation is or becomes applicable to the Transactions or any other transactions contemplated by this Agreement or the other Transaction Documents and (b) if any “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation becomes applicable to the Transactions or any other transactions contemplated by this Agreement or the other Transaction Documents, take all actions within their power to ensure that the Transactions may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions.

6.6 Use of Proceeds. The Company shall use the proceeds of the PGEF II Purchase Price and the PMF Purchase Price paid by Purchaser, together with the proceeds of the purchase price paid by the Viking Purchaser pursuant to the Viking Purchase Agreement to pay the Company’s expenses related to the Casdin Transaction, the Viking Transaction, for working capital, for mergers and acquisitions and for general corporate purposes.

6.7 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall afford Purchaser reasonable access, consistent with applicable Law, during normal business hours, on reasonable advance notice provided in writing to the General Counsel of the Company, or another Person designated in writing by the Company, to the properties, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information (in which case, the Company shall use reasonable best efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) in compliance with such applicable Law or Contract), (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information (in which case, the Company shall use reasonable best efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without jeopardizing such privilege), (c) such disclosure relates to interactions with other prospective buyers or transaction partners of the Company or the

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negotiation of this Agreement and the transactions contemplated hereby, or information relating to the analysis, valuation or consideration of the Transactions or the other transactions contemplated hereby, in each case, subject to Section 5.3, which shall not be limited by this Section 6.7 or (d) access would result in the disclosure of any trade secrets of third Persons. Nothing in this Section 6.7 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 6.7 shall be conducted in a manner that is consistent with all applicable COVID-19 Measures and (i) that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries shall be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media of the sort generally referred to as a “Phase II” environmental investigation. The terms and conditions of the Confidentiality Agreement shall apply to any information obtained by Purchaser or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.7. Notwithstanding anything to the contrary in this Agreement, each Party may satisfy its obligations set forth in this Section 6.7 by electronic means if physical access would not be permitted under applicable COVID-19 Measures.

6.8 Information Rights. Following the Closing Date, so long as Purchaser Parties, collectively, continue to beneficially own at least 25% of the Acquired Shares (including shares of Company Common Stock issued on conversion of such Acquired Shares), calculated on an as-converted basis, the Company shall publicly file with the SEC or provide Purchaser with the following:

(a) within 90 days after the end of each fiscal year of the Company, the Company’s Form 10-K for the applicable fiscal year, which shall include: (i) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year; (ii) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year; and (iii) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; and

(b) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, the Company’s Form 10-Q for the applicable fiscal quarter, which shall include: (i) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter; (ii) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter; and (iii) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter.

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6.9 Notification of Certain Matters.

(a) Notification by the Company. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall promptly give written notice to Purchaser on having Knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant of the Company contained in this Agreement that would reasonably be expected to cause any conditions to Closing set forth in Section 7.2(a), Section 7.2(b) or Section 7.2(c) to not be satisfied; provided, that the Company’s breach of its obligations pursuant to this Section 6.9(a) shall not cause the condition to Closing set forth in Section 7.2(b) to not be satisfied. No such notification shall affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Purchaser to consummate the Casdin Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Purchaser pursuant to this Section 6.9(a).

(b) Notification by Purchaser. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, Purchaser shall promptly give written notice to the Company on having knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant of Purchaser contained in this Agreement that would reasonably be expected to cause any conditions to Closing set forth in Section 7.3(a) or Section 7.3(b) to not be satisfied; provided, that Purchaser’s breach of its obligations pursuant to this Section 6.9(b) shall not cause the condition to Closing set forth in or Section 7.3(b) to not be satisfied. No such notification will affect or be deemed to modify any representation or warranty of Purchaser set forth in this Agreement or the conditions to the obligations of the Company to consummate the Casdin Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Purchaser pursuant to this Section 6.9(b).

6.10 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed on by the Company and Purchaser. Following such initial press release, the Company and Purchaser shall consult with each other before issuing, and give each other the opportunity to review and comment on, any press release or other public statements with respect to the Casdin Transaction or the Viking Transaction and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided, that neither the Company nor Purchaser shall be obligated to engage in such consultation with respect to communications that are not materially inconsistent with public statements previously made in accordance with this Section 6.10; provided, further, that the restrictions set forth in this Section 6.10 shall not apply to any release or public statement in connection with any dispute between the Parties or the Viking Purchaser regarding this Agreement or the Transactions.

6.11 Transaction Litigation. Prior to the Closing, the Company shall provide Purchaser with prompt notice (and in any event within three Business Days) of all Transaction Litigation commenced or threatened in writing to be commenced, after the date of this Agreement, against the Company or any of its directors or officers by any stockholder relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including by providing copies of all pleadings with respect thereto) and keep Purchaser reasonably informed

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with respect to the status thereof. The Company shall (a) give Purchaser the opportunity to, subject to the entry into a joint defense agreement with terms mutually agreeably to the parties, participate in the defense, settlement or prosecution of any Transaction Litigation, and shall consider Purchaser’s views and (b) consult with Purchaser with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company shall not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Purchaser has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

6.12 Listing of Shares. Prior to the Closing and subject to the stockholder approval rules of the NASDAQ, the Company and Purchaser shall each use their respective reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the Underlying Shares on the NASDAQ, subject to and in accordance with the principles set forth on Section 6.12 of the Company Disclosure Letter.

6.13 Certain Governance and Other Matters.

(a) The Company shall take all necessary action so that, effective as of the Closing:

(i) Directors. The Company Board is comprised of seven members, including (A) one individual designated by Purchaser prior to the Closing as the Series B-1 Preferred Director, and (B) the Chief Executive Officer of the Company.

(ii) Company Name. The name of the Company is changed to “Standard BioTools Inc.”

(b) The Company and Purchaser shall take the actions specified on Section 6.13(b) of the Company Disclosure Letter.

(c) The Company shall adopt and take all actions necessary to implement the 2022 Inducement Plan (as defined in the Company Disclosure Schedule) and take the other actions set forth in Section 6.13(c) of the Company Disclosure Schedule, in each case effective as of the Closing.

6.14 No Inconsistent Agreements. From the date of this Agreement through the Closing, neither the Company nor any of its Affiliates shall enter into any additional, or modify any existing, agreements with the Viking Purchaser that have the effect of establishing rights or otherwise benefiting Viking Purchaser in a manner more favorable in any respect to the rights and benefits established in favor of Purchaser by this Agreement, unless in any such case, Purchaser has been offered such rights and benefits and the Company has agreed to such amendments to this Agreement as may be necessary to provide such rights and benefits to Purchaser.

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6.15 Transfer Restrictions.

(a) Subject to the exceptions set forth in Section 6.15(b), until the six-month anniversary of the Closing Date, Purchaser agrees not to, without the prior written consent of the Company Board (excluding the Series B-1 Preferred Director), directly or indirectly, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Series B-1 Preferred Stock held by Purchaser, including any Underlying Shares issued or issuable upon conversion of such shares of Series B-1 Preferred Stock (“Lock-Up Shares”) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares (the actions specified in clauses (i) and (ii), other than any entry into a cash-settled Hedge, a “Transfer”). Thereafter, Purchaser shall not Transfer any shares of Series B-1 Preferred Stock held by Purchaser, including any Underlying Shares issued or issuable upon conversion of such shares of Series B-1 Preferred Stock, to an Activist Investor, to a Competitor or to any Person that would beneficially own, after giving effect to such Transfer, five percent or more of the outstanding Company Common Stock (measured on as-converted basis), in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to Purchaser’s knowledge after reasonable inquiry; provided, that the provisions of the foregoing clause shall not apply to (A) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (B) any Transfer into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (C) any Transfers through a bona fide sale to the public that is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act. Any attempt to Transfer in violation of the terms of this Section 6.15(a) shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee.

(b) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 6.15(a) shall not apply to the following:

(i) Transfers to any Affiliate of Purchaser, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) that is controlled, managed or advised by Purchaser or an Affiliate of Purchaser;

(ii) Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity (any transferees pursuant to clauses (i) and (ii), “Permitted Transferees”);

(iii) Transfers in connection with a change of control of any Purchaser Party;

(iv) Transfers or issuances of any limited partnership interests or other equity interests in any Purchaser Party (or any direct or indirect parent entity of such Purchaser Party, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)); provided, that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer;

(v) Transfers to the Company;

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(vi) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction that results in all holders of the Voting Stock of the Company having the right to exchange such Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Company Common Stock); and

(vii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company of bankruptcy, insolvency or other similar proceedings;

provided, that in the case of clauses (i) and (ii), the Permitted Transferees (if not already a party hereto) must agree in writing to be bound by this Agreement.

6.16 Pre-Emptive Rights.

(a) Following the Closing Date, so long as Purchaser Parties, collectively, continue to beneficially own at least 25% of the Acquired Shares (including Underlying Shares issued on conversion of such Acquired Shares), calculated on an as-converted basis, if the Company proposes to issue or sell any Equity Securities (other than any Excluded Securities) (“New Securities”) to any Person or Persons (the “Offeree”), the Company shall first offer to sell to each Purchaser Party a portion of such New Securities equal to the (i) the number of shares of Company Common Stock beneficially owned by such Purchaser Party divided by (ii) the total number of shares of Company Common Stock issued and outstanding, in each case as of immediately prior to such issuance and determined on an as-converted basis (the “Preemptive Percentage”). The Purchaser Parties shall be entitled to purchase such New Securities at the same price, on the same terms and subject to the same conditions as are to be offered to the Offeree. The Purchaser Parties electing to purchase their Preemptive Percentage of the New Securities proposed to be issued or sold to the Offeree (“Participating Parties”) shall take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 6.16 as requested by the Company Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for such a transaction and do not require such Participating Parties to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Purchaser Party or any Viking Party elects not to purchase all of the New Securities that it is entitled to purchase pursuant to the first sentence of this Section 6.16 or the first sentence of Section 6.16 of the Viking Purchase Agreement, as applicable, each Participating Party that has elected to purchase its Preemptive Percentage of the New Securities proposed to be issued or sold to the Offeree (together with any Viking Party that has elected to purchase its Preemptive Percentage of such New Securities, the “Fully Participating Parties”) shall be entitled to purchase an additional number of New Securities equal to the aggregate number of New Securities that the Purchaser Parties and/or Viking Parties elected not to purchase; provided, that if there is an oversubscription in respect of such remaining New Securities due to more than one Fully Participating Party requesting additional New Securities, the oversubscribed amount shall be fully allocated among the Fully Participating Parties pro rata based on such Fully Participating Parties’ relative Preemptive Percentages.

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(b) In order to exercise its purchase rights hereunder, a Purchaser Party shall, within 15 days after receipt of written notice (an “Offer Notice”) from the Company describing the New Securities being offered, the purchase price thereof, the payment terms and such Purchaser Party’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance or sale to the Offeree). If the Company receives no such notice from the Purchaser within 15 days after the Offer Notice is given, the Company shall be deemed to have notified the Company that it does not elect to participate.

(c) In connection with any exercise by Purchaser of its rights to purchase New Securities pursuant to this Agreement, the Company will cooperate with the Purchaser as reasonably requested by the Purchaser to complete any such purchase, including, to the extent requested by the Purchaser, entering into “blocker” arrangements with respect to derivative securities and effecting any required filings or notices required by any governmental agency at the Purchaser’s sole cost and expense. Purchaser shall take all such actions as may be reasonably necessary to complete any such purchase, including, without limitation, providing such information to the Company as requested in order to determine the Purchaser’s Preemptive Percentage and entering into such additional agreements as may be necessary and appropriate.

(d) During the 90 days following the expiration of the 15-day offering period described in Section 6.16(b), the Company shall be entitled to sell any New Securities that the Purchaser Parties have not elected to purchase to the Offeree at a price no less than the purchase price, and on other terms and subject to other conditions no more favorable than those, stated in the notice provided under Section 6.16(b) (in addition to the New Securities that the Company is not required to offer to the Purchaser Parties pursuant to the first sentence of Section 6.16(a)). Any New Securities proposed to be issued or sold by the Company to the Offeree after such 90-day period, or at a price or on terms or subject to conditions not complying with the preceding sentence, shall be reoffered to the Purchaser Parties pursuant to the terms of this Section 6.16 prior to any issuance or sale to the Offeree.

(e) For purposes of determining the Purchaser’s beneficial ownership of Company Common Stock, the Company shall be permitted to rely on any information provided to the Company by Purchaser and any public disclosures made by Purchaser.

(f) In the case of a proposed issuance or sale of New Securities for consideration in whole or in part other than cash, including securities acquired in exchange therefor, for purposes of this Section 6.16 the consideration other than cash shall be deemed to be cash in an amount equal to the fair value of such consideration as reasonably determined by the Company Board; provided, that such fair value as determined by the Company Board shall not exceed the aggregate market price of the securities being offered as of the date the Company Board authorizes the offering of such securities.

(g) Notwithstanding anything in this Agreement to the contrary, a Purchaser Party may designate any of its Permitted Transferees to purchase all or part of the New Securities offered to such Purchaser Party pursuant to Section 6.16(a); provided, that such Purchaser Party shall remain obligated to consummate the purchase if such designee fails to do so.

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6.17 Standstill.

(a) Purchaser agrees that, from and after the Closing until the later of (x) the first anniversary of the Closing and (y) such time as the Purchaser Preferred Percentage is no longer equal to or greater than 7.5%, Purchaser shall not, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company (acting through the Company Board):

(i) (A) make, or in any way participate in, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its Subsidiaries, (B) call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or (C) seek the removal of any director from the Company Board (other than the Series B-1 Preferred Director);

(ii) make any public announcement with respect to, or submit a proposal or offer for, any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction involving the Company or any of its Subsidiaries (other than (A) any nonpublic proposal to the Company Board that would not require the Company, Purchaser or any other Person to make any public announcement or other disclosure with respect thereto or (B) any public disclosure in any filings by Purchaser or its Affiliates with the SEC to the extent required by applicable Law or stock exchange rules);

(iii) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its Subsidiaries, including with the Viking Purchaser; provided, that taking any action contemplated by this Agreement shall not constitute a violation of this Section 6.17(a)(iii); or

(iv) take any action that would reasonably be expected to require the Company to make a public announcement regarding any actions prohibited by this Section 6.17(a);

provided, that nothing contained in this Section 6.17(a) shall limit, restrict or prohibit (x) any confidential, non-public discussions with or communications or proposals to management or the Company Board by Purchaser or its Affiliates or Representatives related to any of the foregoing, (y) any Purchaser Party’s ability to vote, Transfer, convert, exercise its rights under Section 6.16 or otherwise exercise rights with respect to its Series B-1 Preferred Stock or Company Common Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (z) the ability of the Series B-1 Preferred Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Company Board.

(b) Notwithstanding the foregoing, the restrictions set forth in Section 6.17(a) shall not apply if any of the following occurs:

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(i) the Company enters into a definitive agreement providing for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose;

(ii) a tender offer or exchange offer for a majority of the capital stock of the Company is commenced by a third person (other than Purchaser and its Affiliates), which tender offer or exchange offer, if consummated, would result in a Change of Control (as defined in the Certificate of Designations), and either the Company Board recommends that the stockholders of the Company tender their shares in response to such offer or does not recommend against the tender offer or exchange offer within ten Business Days after the commencement thereof; or

(iii) the Company solicits from one or more Persons, or enters into discussions with one or more Persons, regarding a proposal with respect to a merger of, or a business combination transaction involving, the Company without similarly soliciting a proposal from Purchaser, or the Company makes a public announcement, with the approval of the Company Board, that it is seeking to sell itself.

6.18 Voting Threshold. Purchaser hereby grants a proxy to the Chief Financial Officer and the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, to vote any shares in excess of the Voting Threshold (as such term is defined in the Certificate of Designations) in the manner contemplated by the Certificate of Designations. The proxy granted herein is irrevocable and coupled with an interest and shall continue to apply following the transfer of any shares purchased herein to any Casdin Party (as such term is defined in the Certificate of Designations).

ARTICLE VII

CONDITIONS TO THE CASDIN TRANSACTION

7.1 Conditions to Each Party’s Obligations to Effect the Casdin Transaction. The respective obligations of the Parties to consummate the Casdin Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(a) Requisite Stockholder Approval. The Company shall have received the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment, postponement or other delay thereof).

(b) Regulatory Approval. The waiting periods (and any extensions thereof) applicable to the Casdin Transaction pursuant to the HSR Act shall have expired or otherwise been terminated.

(c) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Casdin Transaction issued by a court or other Governmental Authority of competent jurisdiction in the United States shall be in effect, and no statute, rule, regulation or order shall have been issued, enacted, entered, enforced, promulgated, entered into, enforced, or deemed applicable to the Casdin Transaction by a Governmental Authority of competent jurisdiction in the United States that, in each case, prohibits, makes illegal or enjoins the consummation of the Casdin Transaction.

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(d) NASDAQ Matters. The consummation of the Casdin Transaction shall not be prohibited by NASDAQ, and the Company shall not have received a written notice from NASDAQ (which notice has not been withdrawn or remedied) that such consummation will result in a delisting by NASDAQ of the Company Common Stock.

7.2 Conditions to the Obligations of Purchaser to Effect the Casdin Transaction. The obligations of Purchaser to consummate the Casdin Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by Purchaser:

(a) Representations and Warranties.

(i) The representations and warranties of the Company set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5(a), Section 3.7(a)(ii), Section 3.7(b)(ii), Section 3.7(c) through (e), Section 3.8(b) and Section 3.26 shall be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

(ii) The representations and warranties of the Company set forth in Section 3.7(a)(i) and Section 3.7(b)(i) shall be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), in each case except for inaccuracies that are de minimis.

(iii) The representation and warranty of the Company set forth in Section 3.12(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date.

(iv) Except as provided elsewhere in this Section 7.2(a), all other representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be so true and correct that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

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(c) Company Material Adverse Effect. Since the date of this Agreement, no change, event, effect, occurrence or circumstance shall have occurred that, individually or in the aggregate, has had, or would reasonably be expected to have a Company Material Adverse Effect.

(d) Officer’s Certificate. Purchaser shall have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

(e) Certificate of Designations. The Company shall have delivered to Purchaser a copy of the Certificate of Designations that has been filed with and accepted (as of the Closing) by the Secretary of State of the State of Delaware.

(f) Evidence of Issuance. The Company shall have delivered to Purchaser evidence of the issuance (as of the Closing) of the Acquired Shares credited to book-entry accounts maintained by the Company.

(g) Reservation and Approval for Listing of Underlying Shares. The Underlying Shares shall have been reserved by the Company and approved for listing on the NASDAQ, subject to official notice of issuance.

(h) Viking Purchase Agreement. Each of the conditions precedent to the obligations of the parties to the Viking Purchase Agreement shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under the Viking Purchase Agreement) of such conditions) and the Viking Transaction shall be consummated at substantially the same time as the Closing.

(i) Opinion. The Company shall have delivered to Purchaser an opinion addressed to Purchaser from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, dated as of the Closing Date, substantially in the form included in Section 7.2(i) of the Company Disclosure Letter.

7.3 Conditions to the Company’s Obligations to Effect the Casdin Transaction. The obligations of the Company to consummate the Casdin Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement and (ii) those representations and warranties that expressly speak as of an earlier date, which representations shall have been true and correct as of such earlier date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement.

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(b) Performance of Obligations of Purchaser. Purchaser shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Purchaser at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of Purchaser, validly executed for and on behalf of Purchaser and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d) Payment of Purchase Price. Casdin PGE II shall have delivered to the Company payment of the PGEF II Purchase Price and Casdin PMF shall have delivered to the Company payment of the PMF Purchase Price, in each case payable by wire transfer of immediately available funds to accounts designated in advance of the Closing Date by the Company.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Purchaser and the Company;

(b) by Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Casdin Transaction is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Casdin Transaction and has become final and non-appealable or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Casdin Transaction that permanently prohibits, makes illegal or enjoins the consummation of the Casdin Transaction; provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, judgment, action, statute, rule, regulation or order;

(c) by Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on June 30, 2022 (the “Termination Date”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Casdin Transaction set forth in Article VII prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

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(d) by Purchaser or the Company, at any time prior to the Closing if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment, postponement or other delay thereof) at which a vote on the Transactions is taken; provided, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof);

(e) by Purchaser, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); provided, that if such breach is capable of being cured by the Termination Date, Purchaser shall not be entitled to terminate this Agreement prior to the delivery by Purchaser to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating Purchaser’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Purchaser shall not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) Purchaser is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(f) by the Purchaser, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company, if Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b); provided, that if such breach is capable of being cured by the Termination Date, the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Purchaser of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Purchaser Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company shall not be entitled to terminate this Agreement if (i) such breach has been cured within the Purchaser Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); and

(h) by Purchaser or the Company, if the Viking Purchase Agreement has been terminated in accordance with its terms.

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8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) shall deliver prompt written notice thereof to the other Party specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 8.1 shall be effective immediately on the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Party, as applicable, except that this Section 8.2, Section 8.3 and Article IX shall each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof shall relieve either Party from any liability for intentional fraud in respect of the statements made in this Agreement or any Willful Breach prior to its termination. The rights and obligations under the Confidentiality Agreement shall survive in accordance with the terms of the Confidentiality Agreement.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Section 8.3 and in Section 9.2(b), all fees and expenses incurred in connection with this Agreement and the Casdin Transaction will be paid by the Party incurring such fees and expenses whether or not the Casdin Transaction is consummated.

(b) Company Payments.

(i) The Company shall, at or prior to the earlier to occur of (A) the date that is three Business Days following the termination of this Agreement pursuant to Section 8.1 (other than any termination pursuant to Section 8.1(g)) and (B) the Closing, reimburse Purchaser (or cause Purchaser to be reimbursed) for an amount not to exceed $1,250,000 in cash, by wire transfer of immediately available funds, for Purchaser’s documented expenses incurred in connection with this Agreement and the transactions contemplated hereby (collectively, the “Expense Reimbursement”).

(ii) If this Agreement is terminated by Purchaser or the Company pursuant to Section 8.1(d), then the Company shall promptly (and in any event within two Business Days) after such termination pay, or cause to be paid, to Purchaser an amount equal to $1,250,000 in cash, less any amount previously paid to Purchaser pursuant to Section 8.3(b)(i) (the “Company Termination Fee”), by wire transfer of immediately available funds (and, following such payment, no additional amounts shall be payable under Section 8.3(b)(i)).

(iii) If this Agreement is terminated by Purchaser pursuant to Section 8.1(f), then the Company shall promptly (and in any event within three Business Days) after such termination pay, or cause to be paid, to Purchaser an amount equal to $5,000,000 in cash (the “Change of Recommendation Termination Fee”), by wire transfer of immediately available funds.

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(iv) If, within 12 months following termination of this Agreement by Purchaser or the Company pursuant to Section 8.1(d) or by Purchaser pursuant to Section 8.1(e), either (A) an Acquisition Transaction is consummated (other than in connection with the conversion of the Company’s Convertible Notes) or (B) the Company enters into a definitive agreement providing for an Acquisition Transaction, then the Company shall promptly (and in any event within three Business Days) after the earlier to occur of the events described in clauses (A) and (B), pay, or cause to be paid, to Purchaser an amount equal to $2,500,000 in cash (the “Acquisition Termination Fee”), by wire transfer of immediately available funds. For purposes of this Section 8.3(b)(ii), all references to “10%” in the definition of “Acquisition Transaction” shall be deemed to be references to “20%.”

(c) Payments; Default. The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of the Casdin Transaction, and that the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee, Change of Recommendation Termination Fee, Acquisition Termination Fee or Expense Reimbursement is payable are uncertain and incapable of accurate calculation and that, without these agreements, the Parties would not enter into this Agreement, and, therefore, the Company Termination Fee, Change of Recommendation Termination Fee, Acquisition Termination Fee or Expense Reimbursement, if, as and when required to be paid pursuant to this Section 8.3, shall not constitute a penalty, but rather liquidated damages, and in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Casdin Transaction. Accordingly, if the Company fails to timely pay any amount due pursuant to Section 8.3(b) and, in order to obtain such payment, Purchaser commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof, the Company shall pay to Purchaser its costs and expenses (including reasonable attorneys’ fees) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of 5% plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law.

(d) Exclusivity of Remedies.

(i) Notwithstanding anything in this Agreement to the contrary, but subject to the last sentence of Section 8.3(c) and to this Section 8.3(d), in the event of any valid termination of this Agreement pursuant to Section 8.1 where the Company Termination Fee, the Change of Recommendation Termination Fee or the Acquisition Termination Fee is payable pursuant to Section 8.3(b) and such fee is actually paid to Purchaser or its designee, such fee (together with any Expense Reimbursement previously paid to Purchaser and any other fee that may be payable pursuant to Section 8.3(b)) shall constitute the sole and exclusive remedy of Purchaser against the Company Related Parties

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for any loss suffered as a result of the failure of the transactions contemplated by this Agreement and the Transaction Documents to be consummated, and on payment of the Company Termination Fee, the Change of Recommendation Termination Fee or Acquisition Termination Fee, as applicable (together with any Expense Reimbursement payable hereunder and any other fee that may be payable pursuant to Section 8.3(b)), none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement and the Transaction Documents (except that Purchaser may be entitled to remedies with respect to the Confidentiality Agreement, Section 8.3(a) and the last sentence of Section 8.3(c), as applicable); provided, that this Section 8.3(d)(i) shall not apply in the case of intentional fraud in respect of the statements made in this Agreement or any Willful Breach prior to its termination. The Parties acknowledge and agree that, subject to the last sentence of Section 8.3(c), in no event shall the Company be required to pay the Expense Reimbursement on more than one occasion, the Company Termination Fee on more than one occasion, the Change of Recommendation Termination Fee on more than one occasion or the Acquisition Termination Fee on more than one occasion.

(ii) Subject to Section 8.1 and Section 8.3(d)(iii), if Purchaser breaches this Agreement, the Company’s right to (A) seek an injunction, specific performance or other equitable relief in accordance with the terms and limitations of Section 9.8(b) or (B) terminate this Agreement and seek money damages from Purchaser in the event of intentional fraud in respect of the statements made in this Agreement or Willful Breach by Purchaser prior to termination shall be the sole and exclusive remedies (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) of any of the Company Related Parties against any of the Purchaser Related Parties for any losses, damages, costs, expenses, obligations or liabilities arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein), the transactions contemplated by this Agreement (or any failure of such transactions to be consummated) or in respect of any oral representations made or alleged to be made in connection with this Agreement, the transactions contemplated herein or therein or otherwise (except that the Parties (or their Affiliates) shall remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement and Section 8.3(a)).

(iii) While each of the Company and Purchaser may pursue a grant of specific performance in accordance with Section 9.8(b), under no circumstances shall the Company or Purchaser be permitted or entitled to receive both (A) a grant of specific performance that results in the Closing occurring and (B) any money damages (including the Company Termination Fee, the Change of Recommendation Termination Fee and the Acquisition Termination Fee but, for the avoidance of doubt, excluding the Expense Reimbursement).

8.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of Purchaser and the Company (pursuant to authorized action by the Company Board (or a committee thereof)); provided, that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this

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Agreement that requires the approval of the Company Stockholders pursuant to the NASDAQ rules without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of the Viking Transaction (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the Viking Purchaser and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of Purchaser hereunder shall, at the Viking Purchaser’s option, be deemed to be made with respect to the Viking Purchase Agreement and apply to the Viking Purchaser. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Viking Purchaser of any amendment or waiver of this Agreement. The Viking Purchaser is an express third-party beneficiary of the prior two sentences of this Section 8.4.

8.5 Extension; Waiver. At any time and from time to time prior to the Closing, either Party may, to the extent legally allowed and except as otherwise set forth herein (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable, (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of either Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement shall not constitute a waiver of such right.

ARTICLE IX

GENERAL PROVISIONS

9.1 Notices. All notices and other communications hereunder shall be in writing and will be deemed to have been duly delivered and received hereunder: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately on delivery by electronic mail (provided that no bounceback or similar “undeliverable” message is received by such sender) or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below (provided, that any notice sent pursuant to clauses (a) or (b) shall be accompanied by notice sent by email within one Business Day after dispatch by such method):

(i)	if to Purchaser to:

Casdin Private Growth Equity Fund II, L.P. / Casdin Partners Master Fund, L.P.

c/o Casdin Capital, LLC

1350 6th Avenue, Suite 2600

New York, NY 10019

Attention:         Kevin O’Brien

Email:               kevin@casdincapital.com

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with a copy (which will not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Krishna Veeraraghavan

Email:       kveeraraghavan@paulweiss.com

(ii)	if to the Company (prior to the Closing) to:

Fluidigm Corporation

2 Towers Place, Suite 2000

South San Francisco, CA 94080

Attention: Nicholas S. Khadder

Email: nick.khadder@fluidigm.com

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304

Attention: Robert F. Kornegay

                 Zachary Myers

                 Douglas K. Schnell

E-mail:     rkornegay@wsgr.com

                 zmyers@wsgr.com

                 dschnell@wsgr.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, either Party may provide notice to the other Party of a change in its address or e-mail address through a notice given in accordance with this Section 9.1, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.1, shall not be deemed to have been received until, and shall be deemed to have been received on, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.1.

9.2 Tax Matters.

(a) Withholding. The Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to Purchaser whether in the form of cash or otherwise such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable Law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable Law, such amounts will be treated for all

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purposes of this Agreement as having been paid to the Person in respect of which such withholding was made); provided, for the avoidance of doubt, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to Purchaser, the Company shall provide reasonable prior notice to Purchaser in writing of its intent to deduct or withhold Taxes on such payment and shall reasonably cooperate with Purchaser in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all Transfer Taxes due on (i) the issue of the Acquired Shares and (ii) the issue of shares of Company Common Stock on conversion of the Acquired Shares. However, the Company shall not be required to pay any Transfer Tax that may be payable in respect of the issue or delivery (or any transfer involved in the issue or delivery) of Acquired Shares or shares of Company Common Stock issued on conversion of the Acquired Shares to a beneficial owner other than the initial beneficial owner of the Acquired Shares, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such Transfer Tax or has established to the reasonable satisfaction of the Company that such Transfer Tax has been paid or is not payable.

(c) Intended Tax Treatment. Purchaser and the Company agree not to treat the Series B-1 Preferred Stock (based on the terms set forth in the Certificate of Designations) as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and, as a consequence, no difference between the purchase price paid for the Series B-1 Preferred Stock and the Liquidation Preference (as defined in the Certificate of Designations) thereof shall, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and Purchaser (and their respective Affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (i) a change in relevant Law or official guidance from a taxing authority occurring after the Closing Date, (ii) after the Closing Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B-1 Preferred Stock (from and after the effective date of such regulations), (iii) an amendment to the terms of the Certificate of Designations or (iv) a “determination” within the meaning of section 1313(a) of the Code.

9.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Party; provided, that Purchaser or any Purchaser Party may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees that agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned, so long as such assignment does not impede or delay the consummation of the Closing; provided, further, that no such assignment will relieve any Purchaser Party of its obligations hereunder prior to the Closing.

9.4 Entire Agreement. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the Confidentiality Agreement and the Company Disclosure Letter, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements

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and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement shall: (a) not be superseded; (b) survive any termination of this Agreement in accordance with its terms; and (c) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto. Purchaser and its Representatives shall hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Purchaser or its Representatives pursuant to Section 6.7 in accordance with the Confidentiality Agreement.

9.5 Survival. All of the covenants or other agreements of the Parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. Except for the Company Fundamental Representations and the Purchaser Fundamental Representations, which shall survive until the sixth anniversary of the Closing Date, the representations and warranties made herein shall survive for 12 months following the Closing Date and shall then expire; provided, that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration by a Person entitled to make such claim pursuant to the terms and conditions of this Agreement. For the avoidance of doubt, claims may be made with respect to the breach of any representation, warranty or covenant until the applicable survival period therefor as described above expires. Notwithstanding anything to the contrary in this Agreement, in no event shall Purchaser be entitled to any recourse against the Company in excess of the sum of the PGEF II Purchase Price and the PMF Purchase Price for any breach of any representation or warranty in this Agreement.

9.6 Third Party Beneficiaries. Unless expressly set forth herein, this Agreement is not intended to and shall not confer any rights or remedies on any person other than the Parties, their respective successors and permitted assigns.

9.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. On such a determination, the Parties agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

9.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred on a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in Section 8.3(d)(iii), the Parties agree that (i) by seeking the remedies provided for in this

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Section 9.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (ii) nothing set forth in this Section 9.8 shall require any Party to institute any Legal Proceeding for (or limit any Party’s right to institute any Legal Proceeding for) injunctive relief or specific performance under this Section 9.8 prior or as a condition to exercising any termination right under Article VIII (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 9.8 or anything set forth in this Section 9.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(b) Specific Performance.

(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties shall be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 8.3 are not intended to and do not adequately compensate the Company, on the one hand, or Purchaser, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement (including specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Casdin Transaction and without that right, neither the Company nor Purchaser would have entered into this Agreement.

(ii) The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 9.8 to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Purchaser, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Purchaser pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party agrees that it shall use reasonable best efforts to cooperate with the other Party in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the Parties prior to the Termination Date.

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9.9 Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any transaction contemplated hereby or the actions of Purchaser or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

9.10 Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Casdin Transaction, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.1 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.10 shall affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Purchaser and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

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9.12 No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based on, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach, and, to the maximum extent permitted by applicable Law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by applicable Law: (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance on any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary in this Section 9.12, nothing in this Section 9.12 shall be deemed to limit any liabilities or obligations of, or claims against, (x) any party to any other Transaction Document or serve as a waiver of any right on the part of any party to such other Transaction Document to initiate any Legal Proceedings permitted by, pursuant to, and in accordance with the specific terms of such other Transaction Document or (y) any Person in respect of intentional fraud in respect of the statements made in this Agreement.

9.13 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular Section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of): (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

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9.14 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

FLUIDIGM CORPORATION

By:	/s/ S. Christopher Linthwaite
Name:	S. Christopher Linthwaite
Title:	Chief Executive Officer

CASDIN PRIVATE GROWTH EQUITY FUND II, L.P.

By:	/s/ Kevin O’Brien
Name:	Kevin O’Brien
Title:	General Counsel

CASDIN PARTNERS MASTER FUND, L.P.

By:	/s/ Kevin O’Brien
Name:	Kevin O’Brien
Title:	General Counsel

[Signature Page to Series B-1 Convertible Preferred Stock Purchase Agreement]

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATIONS OF RIGHTS, PREFERENCES AND PRIVILEGES

OF SERIES B-1 CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.001

OF

STANDARD BIOTOOLS INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), STANDARD BIOTOOLS INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Eighth Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on February 15, 2011 (as amended from time to time prior to the filing of this Certificate of Designations, the “Certificate of Incorporation”), authorizes the issuance of 410,000,000 shares of capital stock, consisting of 400,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Certificate of Incorporation, the board of directors of the Company (the “Board”) is authorized to fix by resolution the designations, powers, preferences and rights, and the qualifications, limitations or restrictions, of any wholly unissued series of Preferred Stock, including to fix the number of shares constituting any such series.

That, pursuant to the authority conferred on the Board by the Certificate of Incorporation, the Board, on January 23, 2022, adopted the following resolution designating a new series of Preferred Stock as “Series B-1 Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the designations, powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series B-1 Convertible Preferred Stock” (the “Series B-1 Preferred Stock”). The number of authorized shares constituting the Series B-1 Preferred Stock shall be 128,267. That number from time to time may be increased (but not above the total number of authorized shares of the class of Preferred Stock of the Company) or decreased (but not below the number of shares of Series B-1 Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized. The Company shall not have the authority to issue fractional shares of Series B-1 Preferred Stock.

2. Ranking. Except as otherwise provided herein, the Series B-1 Preferred Stock shall rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with the Series B-2 Preferred Stock and, subject to 13(b), each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks on a parity basis with the Series B-1 Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) subject to 13(b), junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks senior to the Series B Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company (other than the Series B-2 Preferred Stock) and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series B-1 Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

3. Definitions.

(a) As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) no Investor Party shall be deemed to be an Affiliate of any other Investor Party solely as a result of the Transactions. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Beneficially Own” means, with respect to any securities, having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), and the terms “Beneficial Ownership” and “Beneficial Owner” shall have correlative meanings.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Casdin” means, collectively, Casdin Private Growth Equity Fund II, L.P., a Delaware limited partnership and Casdin Partners Master Fund, L.P., a Cayman Islands exempted limited partnership.

“Casdin Parties” means Casdin and each Permitted Transferee of Casdin to whom shares of Series B-1 Preferred Stock or Common Stock are Transferred pursuant to Section 6.15(b) of the Casdin Purchase Agreement.

“Casdin Preferred Percentage” means, as of any time, (a) the number of shares of Common Stock into which the shares of Series B-1 Preferred Stock beneficially owned by the Casdin Parties are convertible divided by (b) the total number of shares of Common Stock issued and outstanding, in each case as of such time and assuming that all shares of Series B Preferred Stock outstanding are converted into shares of Common Stock.

“Casdin Purchase Agreement” means the Series B-1 Convertible Preferred Stock Purchase Agreement by and between the Company and Casdin, dated as of January 23, 2022, as it may be amended, modified or supplemented from time to time.

“Certificate of Designations” means this Certificate of Designations relating to the Series B-1 Preferred Stock, as it may be amended from time to time.

“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the Beneficial Owner, directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, in which (A) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are the same as the holders of securities that represent at least a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (B) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction;

(ii) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of related transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (A) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person or Parent Entity in such merger or consolidation transaction immediately after such transaction or (B) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company; or

(iii) shares of Common Stock or shares of any other Capital Stock into which the Series B-1 Preferred Stock is convertible are not listed for trading on any U.S. national securities exchange or cease to be traded in contemplation of a delisting.

For the avoidance of doubt, the Transactions shall not constitute a Change of Control.

“Change of Control Purchase Date” means, with respect to a share of Series B-1 Preferred Stock, (i) in the case of a conversion pursuant to 9(a)(i), the date on which the Company issues the shares of Common Stock on conversion of such share and (ii) in the case of a Change of Control Put, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“close of business” means 5:00 p.m. (New York City time) on any Business Day.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series B-1 Preferred Stock, and its successors and assigns.

“Conversion Price” means, for each share of Series B-1 Preferred Stock at any time, a dollar amount equal to the Liquidation Preference divided by the Conversion Rate as of such time.

“Conversion Rate” means 294.1176, subject to adjustment in accordance with 11.

“Effective Date” means the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable.

“Ex-Dividend Date” means the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of Common Stock under a separate ticker symbol or CUSIP number shall not be considered “regular way” for the purposes of this definition and the “Effective Date” definition.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name shares of the Series B-1 Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series B-1 Preferred Stock for the purpose of making payment and settling conversions and for all other purposes; provided, that, to the fullest extent permitted by law, (a) no Person that has received shares of Series B-1 Preferred Stock in violation of the Casdin Purchase Agreement shall be a Holder, (b) the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and (c) the Person in whose name the shares of the Series B-1 Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Investor Parties” means, collectively, the Casdin Parties and the Viking Parties.

“Issuance Date” means, with respect to any share of Series B-1 Preferred Stock, the date of issuance of such share.

“Last Reported Sale Price” of the Common Stock (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is traded. If the Common Stock (or such other security) is not listed for trading on a U.S. national or

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regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Stock (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Stock (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series B-1 Preferred Stock, as of any date, $1,000 per share.

“Mandatory Conversion Price” means, at any time, 250% of the Conversion Price as of such time.

“Market Disruption Event” means any of the following events:

(i) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by any exchange or quotation system on which the Last Reported Sale Price is determined pursuant to the definition of “Last Reported Sale Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the Relevant Exchange or otherwise; or

(iv) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the Relevant Exchange.

“NASDAQ” means the Nasdaq Stock Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Stock Market or any successor thereto.

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“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock Beneficially Owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Officers’ Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Casdin Purchase Agreement.

“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Permitted Transferee” has the meaning set forth in the Casdin Purchase Agreement or the Viking Purchase Agreement, as applicable.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, series, unincorporated organization or any other entity.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee thereof or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series B-1 Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means the Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of January 23, 2022 as it may be amended, supplemented or otherwise modified from time to time.

“Related Person” means (a) any executive officer of the Company, (b) any director of the Company or any Affiliate of such director and (c) any Person that, together with its Affiliates, holds 5% of more of the outstanding shares of Common Stock (measured on an as-converted basis).

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Series B Preferred Stock” means, collectively, the Series B-1 Preferred Stock and the Series B-2 Preferred Stock.

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“Series B-2 Certificate of Designations” means the Certificate of Designations relating to the Series B-2 Preferred Stock, as it may be amended from time to time.

“Series B-2 Preferred Stock” means the Series B-2 Convertible Preferred Stock of the Company.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, limited liability company, trust, association or other business entity of which a majority of the partnership, limited liability company, trust, association or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, trust, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, trust, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, limited liability company, trust, association or other business entity.

“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not.

“Tax Return” means any return, estimates, report, statement, information return or other document (including any related or supporting information such as a schedule or attachment thereto) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes, including any amendment thereof.

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transactions” has the meaning set forth in the Casdin Purchase Agreement.

“Transfer” has the meaning set forth in the Casdin Purchase Agreement or the Viking Purchase Agreement, as applicable.

“Transfer Agent” means the Person acting as transfer agent, Registrar and paying agent and Conversion Agent for the Series B-1 Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Computershare Trust Company, N.A.

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“Viking” means collectively, Viking Global Opportunities Illiquid Investments Sub-Master LP, a Cayman Islands exempted limited partnership and Viking Global Opportunities Drawdown (Aggregator) LP, a Cayman Islands exempted limited partnership.

“Viking Parties” means Viking and each Permitted Transferee of Viking to whom shares of Series B-2 Preferred Stock or Common Stock are Transferred pursuant to Section 6.15(b) of the Viking Purchase Agreement.

“Viking Purchase Agreement” means the Series B-2 Convertible Preferred Stock Purchase Agreement by and between the Company and Viking, dated as of January 23, 2022, as it may be amended, modified or supplemented from time to time.

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series B Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“VWAP” means, for any Trading Days, the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FLDM <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(b) The following terms have the meanings set forth in the Sections referenced below:

Term	Section

1% Exception	11(j)

Board	Preamble

Certificate of Incorporation	Preamble

Change of Control Call	9(e)

Change of Control Effective Date	9(c)

Change of Control Election Notice	9(b)

Change of Control Put	9(a)

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Change of Control Put Price	9(a)

Clause A Distribution	11(c)(1)

Clause B Distribution	11(c)(2)

Clause C Distribution	11(c)(2)

Common Stock	Preamble

Company	Preamble

Constituent Person	12(a)(iii)

Conversion Date	8(a)

Conversion Notice	8(a)(i)

DGCL	Preamble

Distributed Property	11(c)

Exchange Property	12(a)(iii)

Final Change of Control Notice	9(c)

Junior Stock	2(b)

Mandatory Conversion	7(a)

Mandatory Conversion Date	7(a)

Notice of Mandatory Conversion	7(b)

Notice of Redemption	10(b)

Parity Stock	2(a)

Preferred Stock	Preamble

Redemption	10(a)

Redemption Date	10(b)

Redemption Price	10(a)

Reorganization Event	12(a)(iii)

Senior Stock	2(b)

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Series B-1 Preferred Director	14(a)

Spin-Off	11(c)

Third Party Transfer Taxes	19(b)

Trigger Event	11(c)

Valuation Period	11(c)

Voting Threshold	13(a)

4. Dividends. Subject to the provisions of this Certificate of Designations (including 13(b)), dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock from time to time. The Holders shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on the Common Stock as if the Series B-1 Preferred Stock were, though the Series B-1 Preferred Stock shall not be, converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date, as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock. No dividend shall be declared or paid on the Series B-2 Preferred Stock unless a dividend in an equal amount per share is also declared or paid (as applicable) on the Series B-1 Preferred Stock.

5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series B-1 Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series B-1 Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series B-1 Preferred Stock that such Holders would have received had all holders of Series B Preferred Stock, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted all shares of Series B Preferred Stock into Common Stock (pursuant to 6(a) or 6(a) of the Series B-2 Certificate of Designations, as applicable (without regard to any of the limitations on convertibility contained therein)). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this 5 and shall have no right or claim to any of the Company’s remaining assets.

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(b) Partial Payment. If in connection with any distribution described in 5(a) the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to (i) 5(a) to all Holders, (ii) Section 5(a) of the Series B-2 Certificate of Designations to all holders of the Series B-2 Preferred Stock, and (iii) the liquidating distributions payable to all holders of any other Parity Stock, the amounts distributed to the Holders, the holders of the Series B-2 Preferred Stock and to the holders of all other Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this 5, the sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company or a Subsidiary of the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the holders of Series B Preferred Stock shall not be entitled to any payments pursuant to 5(a) herein or Section 5(a) of the Series B-2 Certificate of Designations on account of such sale, conveyance, lease, exchange or transfer.

6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in 8, to convert each share of such Holder’s Series B-1 Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of any fractional shares or as otherwise set out in 8(f). The right of conversion may be exercised as to all or any portion of such Holder’s Series B-1 Preferred Stock from time to time; provided, that in each case, no right of conversion may be exercised by a Holder in respect of fewer than 10,000 shares of Series B-1 Preferred Stock (unless such conversion relates to all shares of Series B-1 Preferred Stock held by such Holder).

(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance on the conversion of the Series B-1 Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable on the conversion to Common Stock of all the shares of Series B-1 Preferred Stock then outstanding. The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable on the conversion of all the shares of Series B-1 Preferred Stock then outstanding. Any shares of Common Stock issued on conversion of Series B-1 Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and shall not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

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7. Mandatory Conversion by the Company.

(a) At any time after the five year anniversary of the Original Issuance Date, if the Last Reported Sale Price of the Common Stock was greater than the Mandatory Conversion Price for at least twenty consecutive Trading Days immediately preceding the date of the Notice of Mandatory Conversion, the Company may elect to convert (a “Mandatory Conversion”) all, but not less than all, of the outstanding shares of Series B Preferred Stock into shares of Common Stock (the date selected by the Company for any Mandatory Conversion pursuant to this 7(a) and in accordance with 7(b), the “Mandatory Conversion Date”). In the case of a Mandatory Conversion, each share of Series B-1 Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares or as otherwise set forth in 8(f).

(b) Notice of Mandatory Conversion. If the Company elects to effect a Mandatory Conversion, the Company shall, within five Business Days following the completion of the applicable period of 20 Trading Days referred to in 7(a), provide notice of such Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”). For the avoidance of doubt, a Notice of Mandatory Conversion shall not limit a Holder’s right to convert its shares of Series B-1 Preferred Stock on any Conversion Date prior to the Mandatory Conversion Date. The Mandatory Conversion Date selected by the Company shall be no less than ten Business Days and no more than 20 Business Days after the date on which the Company provides the Notice of Mandatory Conversion to the Holders. The Notice of Mandatory Conversion shall specify:

(i) the Mandatory Conversion Date selected by the Company;

(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to 8(a); and

(iii) the Conversion Rate as anticipated to be in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder on conversion of each share of Series B-1 Preferred Stock held by such Holder.

8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series B-1 Preferred Stock pursuant to this 8(a) (the first Business Day on which such Holder has complied with all such procedures (including the satisfaction of any conditions to conversion set forth in the Conversion Notice), the “Conversion Date”):

(i) in the case of a conversion pursuant to 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A together with such additional information as the Conversion Agent may reasonably require (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided, that a Conversion Notice may be conditional on the completion of a Change of Control or other condition, transaction or event as such Holder may specify;

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(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series B-1 Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay the amount of any Third Party Transfer Taxes.

Notwithstanding the forgoing, with respect to a Mandatory Conversion pursuant to 7, the Conversion Date shall mean the Mandatory Conversion Date, regardless of whether the foregoing has occurred or been complied with.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series B-1 Preferred Stock, such shares of Series B-1 Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable on conversion of Series B-1 Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in 8(a) (and in any event no later than three Trading Days thereafter; provided, that if a written notice from the Holder in accordance with 8(a)(i) specifies a date of delivery for any shares of Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second Business Day and no later than the seventh Business Day following the date of such notice), the Company shall issue the number of whole shares of Common Stock issuable on conversion (and deliver payment of cash in lieu of fractional shares or as otherwise set out in 8(f)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder, by delivering a notice to the Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to 6(a)) or as set forth in the records of the Company or in a notice from the Holder to the Conversion Agent, as applicable (in the case of Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered on conversion of shares of Series B-1 Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

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(d) Status of Converted or Reacquired Shares. Shares of Series B-1 Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series B-1 Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, on their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

(e) Partial Conversion. In case any certificate for shares of Series B-1 Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or on the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B-1 Preferred Stock not converted.

(f) No Fractional Shares. No fractional shares of Common Stock shall be delivered to the Holders on conversion of shares of Series B-1 Preferred Stock. In lieu of fractional shares otherwise issuable, each Holder shall be entitled to receive, at the Company’s sole discretion, either (i) cash in lieu of delivering any fractional share of Common Stock issuable on conversion based on the VWAP of the Common Stock for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day) or (ii) one additional whole share of fully paid and nonassessable Common Stock. In order to determine whether the number of shares of Common Stock to be delivered to a Holder on the conversion of such Holder’s shares of Series B-1 Preferred Stock would include a fractional share, such determination shall be based on the aggregate number of shares of Series B-1 Preferred Stock of such Holder that are being converted and/or issued on any single Conversion Date or Change of Control Purchase Date.

9. Change of Control.

(a) Change of Control Put. In the event of a Change of Control, each Holder of outstanding shares of Series B-1 Preferred Stock may, at such Holder’s election, (i) effective as of immediately prior to the Change of Control Effective Date, convert all or a portion of its shares of Series B-1 Preferred Stock pursuant to 6(a) or (ii) require the Company to purchase all of such Holder’s shares of Series B-1 Preferred Stock that have not been so converted at a purchase price per share of Series B-1 Preferred Stock (a “Change of Control Put”) for an amount in cash (in the case of clause (A)) or the applicable consideration (in the case of clause (B)) for each such share of Series B-1 Preferred Stock (the “Change of Control Put Price”) equal to, at the Holder’s election (or if the Holder does not so elect, the greater of, as determined by the Board acting in good faith) (A) the Liquidation Preference of such share of Series B-1 Preferred Stock or (B) the amount of cash and/or other assets such Holder would have received in the transaction constituting a Change of Control had such Holder, immediately prior to such Change of Control, converted such share of Series B-1 Preferred Stock into Common Stock pursuant to 6(a) but without regard to any of the limitations on convertibility contained therein

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(provided, that if the kind or amount of securities, cash and other property receivable in such transaction is not the same for each share of Common Stock held immediately prior to such transaction by a Person, then the kind and amount of securities, cash and other property receivable on Change of Control Put following such transaction shall be deemed to be the weighted average of the types and amounts of consideration received by all holders of Common Stock). The Company shall not take any action that would be reasonably expected to impair the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets. For clarity, but subject to 9(e), any shares of Series B-1 Preferred Stock that a Holder does not convert as set forth in clause (i) above or subject to the Change of Control Put as set forth in clause (ii) above shall remain outstanding as provided herein.

(b) Initial Change of Control Notice. On or before the 20th Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice (the “Initial Change of Control Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain (i) the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed), (ii) a description of the material terms and conditions of the Change of Control and (iii) the then-applicable Conversion Rate. No later than the later of (x) ten Business Days prior to the Change of Control Effective Date as set forth in the Initial Change of Control Notice and (y) the 20th Business Day following receipt of the applicable Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to 9(a) shall notify the Company in writing thereof (a “Change of Control Election Notice”) and shall specify (A) whether such Holder is electing to exercise its rights pursuant to 9(a)(i), (ii) or both, and (B) the number of shares of Series B-1 Preferred Stock subject thereto.

(c) Final Change of Control Notice. Within ten days prior to the effective date of the Change of Control (the “Change of Control Effective Date”), a final written notice (the “Final Change of Control Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company on the Business Day immediately prior to the date such notice is sent, which notice shall contain:

(i) a statement setting forth in reasonable detail the calculation of the Change of Control Put Price with respect to such Holder;

(ii) the Change of Control Purchase Date, which shall be no later than ten Business Days after such notice is sent; provided, that a reasonable amount of time shall be provided between delivery of such notice and the Change of Control Purchase Date to allow such Holder to comply with the instructions delivered pursuant to 9(c)(iii); and

(iii) the instructions that a Holder must follow to receive the Change of Control Put Price in connection with such Change of Control.

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(d) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must surrender to the Transfer Agent in accordance with the instructions delivered pursuant to 9(c)(iii), the certificates representing the shares of Series B-1 Preferred Stock to be repurchased by the Company or lost stock affidavits therefor, to the extent applicable.

(e) Change of Control Call. In the event of a Change of Control following which the Company merges with another person and is not the surviving corporation or the Common Stock is no longer listed on a U.S. national securities exchange, if a Holder has not delivered a Change of Control Election Notice in accordance with 9(a) within the time specified therein or has delivered a Change of Control Election Notice for less than all of its shares of Series B-1 Preferred Stock, the Company may elect to redeem (a “Change of Control Call”), subject to the right of such Holders to convert the Series B-1 Preferred Stock pursuant to 6(a) at any time prior to any such redemption, all of such Holders’ shares of Series B-1 Preferred Stock that are not subject to the Change of Control Election Notice (if any) at a redemption price per share, payable in cash, equal to the Change of Control Put Price. In order to elect a Change of Control Call, the Company must send an irrevocable notice of such election at the same time as the Initial Change of Control Notice, which notice shall contain the anticipated redemption date (which shall be contingent upon the closing of the Change of Control transaction or if the Change of Control transaction has already occurred, such date as elected by the Company no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Put Price, the amount of the Change of Control Put Price, and the last date for a Holder to convert its shares of Series B-1 Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Put Price for all outstanding shares of Series B-1 Preferred Stock.

(f) Delivery on Change of Control Put/Call. On a Change of Control Put or a Change of Control Call, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer of immediately available funds, the Change of Control Put Price for such Holder’s shares of Series B-1 Preferred Stock.

(g) Treatment of Shares. Until a share of Series B-1 Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price, such share of Series B-1 Preferred Stock shall remain outstanding and shall be entitled to all of the powers, designations, preferences and other rights provided herein.

(h) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put and payment in full of the Change of Control Put Price after payments required pursuant to any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money specified in Section 9(l) below pursuant to this 9 and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance

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reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series B-1 Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to 6(a) and 7 after all payments required to be made by the Company pursuant to any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money have been made.

(i) Effect of Change of Control Put/Call. On full payment of the Change of Control Put Price for any shares of Series B-1 Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares of Series B-1 Preferred Stock shall no longer be deemed to be outstanding for any purpose and all rights (except the right to receive the Change of Control Put Price) of the Holder of such shares of Series B-1 Preferred Stock shall cease and terminate with respect to such shares.

(j) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Final Change of Control Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series B-1 Preferred Stock with respect to which such notice of withdrawal is being submitted.

(k) The above provisions of this 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

(l) For the avoidance of doubt, and not in limitation of the rights in this section, in the event of a Change of Control Put, the Company shall be permitted to pay the Change of Control Put Price required above in cash following the prior payment in full in cash all obligations of the Company and its Subsidiaries under any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money (including the termination of all commitments to lend, to the extent required by such credit agreement, indenture or similar agreement), which requires prior payment of the obligations thereunder (and termination of commitments thereunder, if applicable) as a condition to the payment of such Change of Control Put Price in cash. Nothing contained in this Section (9)(l) shall limit a Holder’s right to pursue any remedies available to it hereunder.

10. Redemption at the Option of the Company.

(a) At any time after the seventh anniversary of the Original Issuance Date, the Company shall have the right (but not the obligation) to redeem all (but not less than all) of the then-outstanding shares of Series B Preferred Stock, at a redemption price per share of Series B Preferred Stock (payable by the Company in cash) equal to the Liquidation Preference (a “Redemption” and such amount, the “Redemption Price”).

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(b) In connection with any Redemption, a written notice (a “Notice of Redemption”) shall be sent by or on behalf of the Company to each Holder as they appear in the records of the Company at least ten days and not more than 60 days before the date fixed for such redemption (the “Redemption Date”). The Notice of Redemption shall specify (i) the Redemption Date, (ii) the total number of shares of Series B-1 Preferred Stock to be redeemed from the applicable Holder, (iii) the amount per share payable to such Holder and (iv) the procedures that such Holders of shares of Series B-1 Preferred Stock must follow in order to receive the Redemption Price for their shares of Series B-1 Preferred Stock to be redeemed. The Company shall deliver or cause to be delivered to each Holder that has complied with the instructions set forth in such Notice of Redemption, cash by wire transfer in an amount equal to the Redemption Price for each share of Series B-1 Preferred Stock held by such Holder.

(c) Prior to any Redemption, each Holder of outstanding shares of Series B-1 Preferred Stock may, at such Holder’s election, effective prior to such Redemption on a date designated by the Holder, convert all or a portion of its shares of Series B-1 Preferred Stock pursuant to 6(a).

(d) On full payment of the Redemption Price for all shares of Series B-1 Preferred Stock subject to a Redemption, such shares of Series B-1 Preferred Stock shall no longer be deemed to be outstanding for any purpose and all rights (except the right to receive the Redemption Price) of the Holder of such shares of Series B-1 Preferred Stock shall cease and terminate with respect to such shares.

11. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Series B-1 Preferred Stock participate (other than in the case of a share split or share combination or a tender or exchange offer), at the same time and on the same terms as holders of the Common Stock and solely as a result of holding the Series B-1 Preferred Stock, in any of the transactions described in this 11, without having to convert their shares of Series B-1 Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series B-1 Preferred Stock held by such Holder.

(a) If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

Any adjustment made under this 11(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this 11(a) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) If the Company issues to all or substantially all holders of the Common Stock and/or the Series B-2 Preferred Stock any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;

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X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this 11(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this 11(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than such average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company in good faith and in a commercially reasonable manner.

(c) If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected (or would be required to be effected, notwithstanding the 1% Exception in 11(j)) pursuant to 11(a) or 11(b), (ii) dividends or distributions paid exclusively in cash that are also paid to the Holders of the Series B-1 Preferred Stock pursuant to 4, (iii) except as otherwise described below, rights issued pursuant to a stockholder rights plan of the Company, (iv) distributions of Exchange Property in a Reorganization Event and (v) Spin-Offs, as to which the provisions set forth below in this 11(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

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where:

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Company in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this 11(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. If the Company issues rights, options or warrants that are only exercisable on the occurrence of certain triggering events, then the Company shall not adjust the Conversion Rate pursuant to the clauses above until the earliest of these triggering events occurs, and the Company shall readjust the Conversion Rate to the extent that any of these rights, options or warrants are not exercised before they expire. In the case of any distribution of rights, options or warrants, to the extent any such rights, options or warrants expire unexercised, the Conversion Rate shall be immediately readjusted to the Conversion Rate that would then be in effect had the increase made for the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Stock actually delivered on exercise of such rights, options or warrants. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of shares of Series B-1 Preferred Stock shall receive, in respect of each such share, at the same time and on the same terms as holders of the Common Stock, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Company determines the “FMV” (as defined above) of any distribution for purposes of this 11(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this 11(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in 3(a) as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first ten consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); provided, that if there is no Last Reported Sale Price of the Capital Stock or similar equity interest distributed to the holders of the Common Stock on such Ex-Dividend Date, the “Valuation Period” shall be the first ten consecutive Trading Day period after, and including, the first Trading Day such Last Reported Sale Price is available; and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

The adjustment to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided, that if the relevant Conversion Date occurs during the Valuation Period, references to “ten” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this 11(c) (and subject in all respect to 11(h)), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”) (i) are deemed to be transferred with such shares of the Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this 11(c) (and no adjustment to the Conversion Rate under this 11(c) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be

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deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this 11(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Original Issuance Date, are subject to events, on the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this 11(c) was made, (A) in the case of any such rights, options or warrants that shall all have been purchased without exercise by any holders thereof, on such final redemption or purchase (1) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (2) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase and (B) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of 11(a), 11(b) and 11(c), if any dividend or distribution to which this 11(c) is applicable also includes one or both of:

(1)	a dividend or distribution of shares of Common Stock to which 11(a) is applicable (a “Clause A Distribution”); or

(2)	a dividend or distribution of rights, options or warrants to which 11(b) is applicable (a “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and/or Clause B Distribution, shall be deemed to be a dividend or distribution to which this 11(c) is applicable (a “Clause C Distribution”) and any Conversion Rate adjustment required by this 11(c) with respect to such Clause C Distribution shall then be made and (2) the Clause A Distribution and/or Clause B Distribution shall be deemed to immediately follow such Clause C Distribution and any Conversion Rate adjustment required by 11(a) and/or 11(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and/or Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution and/or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of 11(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of 11(b).

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(d) If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock that is subject to the then-applicable tender offer rules under the Exchange Act, other than an odd-lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1	=	the Conversion Rate in effect immediately after the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Company in good faith and in a commercially reasonable manner) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this 11(d) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day immediately following the expiration date of such tender or exchange offer expires; provided that if the relevant Conversion Date occurs during the ten Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “ten” or “tenth” in the preceding paragraph shall be deemed replaced with such lesser number of

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Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Rate. For the avoidance of doubt, no adjustment under this 11(d) shall be made if such adjustment would result in a decrease in the Conversion Rate (other than, for the avoidance of doubt, any readjustment described in the immediately succeeding paragraph).

If the Company or one of its Subsidiaries is obligated to purchase the Common Stock pursuant to any such tender or exchange offer described in this 11(d) but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

(e) Notwithstanding this 11 or any other provision of this Certificate of Designations, if (i) a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, (ii) a Holder has converted its shares of Series B-1 Preferred Stock and the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or prior to the related Record Date, (iii) the consideration due on such conversion includes any whole shares of Common Stock based on a Conversion Rate that is adjusted for such Ex-Dividend Date and (iv) such shares of Common Stock would be entitled to participate in such dividend, distribution, or other event giving rise to such adjustment, then the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such conversion, and, instead, the shares of Common Stock issuable on conversion on an unadjusted basis shall be entitled to participate in the related dividend, distribution or other event giving rise to such adjustment.

(f) Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

(g) In addition to those adjustments required by Sections 11(a), (b), (c) and (d), and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board determines that such increase would be in the Company’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish income Tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common Stock) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Company shall deliver to the Holder of each share of Series B-1 Preferred Stock and the Conversion Agent a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

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(h) If the Company has a stockholder rights plan in effect on conversion of any shares of Series B-1 Preferred Stock, each share of Common Stock, if any, issued on such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued on such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of shares of Series B-1 Preferred Stock, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock Distributed Property as provided in 11(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(i) Notwithstanding anything to the contrary in this 11, the Conversion Rate shall not be adjusted:

(i) on the issuance of shares of Common Stock at a price below the Conversion Price or otherwise, other than any such issuance described in 11(a), (b) or (c);

(ii) on the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(iii) on the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan (including pursuant to any evergreen plan) or program of or assumed by the Company or any of the Company’s Subsidiaries or in connection with any such shares withheld by the Company for Tax withholding purposes;

(iv) on the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Original Issuance Date;

(v) for a tender offer by any party other than a tender offer by the Company or one or more of the Company’s Subsidiaries as described in 11(d);

(vi) on the repurchase of any shares of the Common Stock pursuant to an open-market share repurchase program or other buy-back transaction (including, without limitation, through any structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives), or other buy-back transaction, that is not a tender offer or exchange offer of the nature described under 11(d); or

(vii) solely for a change in the par value (or lack of par value) of the Common Stock.

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(j) The Company shall not adjust the Conversion Rate pursuant to the clauses above unless the adjustment would result in a change of at least 1% in the then effective Conversion Rate; provided, that the Company shall carry forward any adjustment to the Conversion Rate that the Company would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Series B-1 Preferred Stock (i) in connection with any subsequent adjustment to the Conversion Rate of at least 1% of the Conversion Rate and (ii) regardless of whether the aggregate adjustment is less than 1% of the Conversion Rate, on the Conversion Date, in each case, unless the adjustment has already been made. The provisions described above in this 11(j) are referred to as the “1% Exception”. All calculations and other determinations under this 11 shall be made by the Company and shall be made to the nearest 1/10,000th of a share.

(k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Conversion Agent an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until the Conversion Agent shall have received such Officers’ Certificate, the Conversion Agent shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(l) For purposes of this 11 the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

12. Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

28

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

(each, a “Reorganization Event”), each share of Series B-1 Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of the Holders and subject to 12(d) and 13(b), remain outstanding but shall become convertible into the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property that have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series B-1 Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series B-1 Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable on such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this 12(a), the kind and amount of securities, cash and other property receivable on conversion following such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock. For the avoidance of doubt, if any Reorganization Event constitutes a Change of Control, the provisions of 9 shall also apply.

(b) Successive Reorganization Events. The above provisions of this 12 shall similarly apply to successive Reorganization Events and the provisions of 11 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by all the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than 30 days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this 12.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series B-1 Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this 12 and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or shall be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series B-1 Preferred Stock into Capital Stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

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13. Voting Rights.

(a) General. Holders of shares of Series B-1 Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws. Each Holder shall be entitled to the number of votes with respect to the shares of Series B-1 Preferred Stock held by such Holder equal to (i) the largest number of whole shares of Common Stock into which all shares of Series B-1 Preferred Stock could be converted pursuant to 6(a) multiplied by (ii) (A) the number of shares of Series B-1 Preferred Stock held by such Holder divided by (B) the aggregate number of issued and outstanding shares of Series B-1 Preferred Stock, in each case at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters; provided, that to the extent the Series B-1 Preferred Stock held by the Casdin Parties would, in the aggregate, represent voting rights with respect to more than 19.9% of the Company’s outstanding Common Stock (including the Series B-1 Preferred Stock on an as-converted basis) (the “Voting Threshold”), the Casdin Parties shall not be permitted to exercise the voting rights with respect to any shares of Series B-1 Preferred Stock held by them in excess of the Voting Threshold and the Chief Financial Officer or the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, shall exercise the voting rights with respect to such shares of Series B-1 Preferred Stock in excess of the Voting Threshold in a Neutral Manner.

(b) Investor Consent Rights. In addition to, and not in limitation of, 13(a), the vote or written approval or election of the Holders of at least 60% of the shares of Series B Preferred Stock outstanding at such time, voting or providing such approval or election together as a single class, and for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for, directly or indirectly, taking any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action, to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock (other than Series B-2 Preferred Stock in connection with the Transactions) or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series B-1 Preferred Stock or Series B-2 Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

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(ii) the declaration or payment of any dividend or distribution on any Capital Stock of the Company;

(iii) the purchase, redemption or other acquisition for consideration by the Company, directly or indirectly, of any Common Stock or other Junior Stock, except for (A) the “net” or “cashless” exercise of stock options or warrants, (B) the withholding or repurchase of Capital Stock to satisfy applicable tax withholding obligations arising in connection with exercised stock options or the vesting or settlement of restricted stock units or other stock awards or (C) settlement in cash of restricted stock units or other stock-based awards, in each case of (A) through (C), in the ordinary course of business pursuant to an existing equity plan of the Company or any equity plan approved by the Board;

(iv) any amendment or alteration (whether by merger, consolidation, operation of law or otherwise) to the rights, preferences, privileges or voting powers of the Series B-1 Preferred Stock or Series B-2 Preferred Stock; or

(v) any amendment, alteration or repeal (whether by merger, consolidation, operation of law or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series B-1 Preferred Stock.

(c) Director Consent Rights. For so long as the Casdin Preferred Percentage is equal to or greater than 7.5%, the vote or consent of at least a majority of the whole Board, including the Series B-1 Preferred Director, if such Series B-1 Director is then in office, either in writing without a meeting or by vote at any meeting, shall be necessary for, directly or indirectly, taking any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) (A) any amendment, alteration, modification or repeal (whether by merger, consolidation, operation of law or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that increases the size of the Board above seven directors after the Original Issuance Date or (B) the authorization or adoption of any resolution that would have the effect of increasing the number of directors constituting the Board above seven directors;

(ii) the hiring, promotion, demotion or termination of the Chief Executive Officer (whether on an interim basis or otherwise) of the Company;

(iii) entering into or modifying (including by waiver) any transaction, agreement or arrangement with, or for the benefit of, any Related Person unless such transaction, agreement or arrangement has been approved by a majority of the disinterested directors of the Company; other than (A) employment or indemnification arrangements with directors (except in a

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manner that treats the Series B-1 Preferred Director materially differently from the other directors), officers or employees of the Company or any of its Subsidiaries and any benefit plans or employment benefits in the ordinary course of business, (B) routine non-compensatory employment matters such as invention assignment agreements in the ordinary course of business consistent with past practice, (C) transactions, agreements or arrangements involving less than $120,000 per year, (D) transactions, agreements or arrangements contemplated by the Casdin Purchase Agreement or the Viking Purchase Agreement, (E) transactions, agreements or arrangements approved by the Compensation Committee or the Nominating and Corporate Governance Committee of the Board in accordance with their charters as in effect as of the Original Issuance Date (or as may be amended from time to time by the Board (including the Series B-1 Preferred Director if such Series B-1 Director is then in office), (F) transactions pursuant to agreements already in effect (but excluding any modifications to such agreements) or (G) transactions, agreements or arrangements under the Company’s and its Subsidiaries’ benefit plans (including any assumed plans), including, without limitation, option exercises, vesting of restricted stock units, or otherwise, (1) the “net” or “cashless” exercise of stock options or warrants, (2) the withholding or repurchase of Capital Stock to satisfy applicable tax withholding obligations arising in connection with exercised stock options or the vesting or settlement of restricted stock units or other stock awards or (3) settlement in cash of restricted stock units or other stock-based awards, in each case of (1) through (3), in the ordinary course of business pursuant to the Company’s and its Subsidiaries’ equity plans (including any assumed plans);

(iv) any voluntary petition under any applicable federal or state bankruptcy or insolvency law effected by the Company or any Subsidiary of the Company;

(v) any change in the principal business of the Company or entry by the Company into any material new line of business; or

(vi) for a period of three years after the Original Issuance Date (or such shorter period ending immediately when the Casdin Preferred Percentage is less than 7.5%), (A) any acquisition (including by merger, consolidation or acquisition of stock or assets) of any assets, securities or property of any other Person or (B) any sale, lease, license, transfer or other disposition of any assets of the Company or any of its Subsidiaries (in each case other than acquisitions or dispositions of inventory or equipment in the ordinary course of business and consistent with past practice) for consideration in excess of $50,000,000 in the aggregate in any six month period.

(d) Each Holder of Series B-1 Preferred Stock shall have one vote per share on any matter on which Holders of Series B-1 Preferred Stock are entitled to vote either (i) separately as a single class or (ii) together with Holders of the Series B-2 Preferred Stock as a single class, in each case whether at a meeting or by written approval or election, without giving effect to limitations associated with the Voting Threshold.

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(e) The vote or written approval of the Holders of 75% of the shares of Series B-1 Preferred Stock outstanding at such time, voting together as a single class and, for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be sufficient to waive or amend the provisions of 9(h) of this Certificate of Designations, and any amendment or waiver of any of the provisions of 9(h) approved by such percentage of the Holders shall be binding on all of the Holders.

(f) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws, to the fullest extent permitted by applicable law, the holders of Series B Preferred Stock shall have the exclusive approval, election and voting rights set forth in 13(b) and may effectuate such rights by delivering an approval, election or consent in writing or by electronic transmission of the requisite holders of the Series B Preferred Stock.

(g) On the acquisition of shares of Series B-1 Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Financial Officer and the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, to consent, approve or vote any shares of Series B-1 Preferred Stock held by them in excess of the Voting Threshold as indicated in 13(a) with respect to any matters that must be voted in a Neutral Manner.

14. Series B-1 Preferred Director.

(a) For so long as the Casdin Preferred Percentage is equal to or greater than 7.5%, the Holders of a majority of the outstanding shares of Series B-1 Preferred Stock, voting separately as a single class, and for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold, shall be entitled, at each annual meeting of the stockholders of the Company or at any special meeting called for the purpose of electing directors, to nominate and elect one member of the Board (a “Series B-1 Preferred Director”). The Series B-1 Preferred Director shall not be subject to the classified board of directors provisions of Article V, Section 2 of the Certificate of Incorporation nor classified into Class I, Class II or Class III. The initial Series B-1 Preferred Director, designated by Casdin pursuant to 14(b), shall take office effective as of the Original Issuance Date. Each Series B-1 Preferred Director appointed or elected to the Board of Directors shall continue to hold office until the next annual meeting of the stockholders of the Company and until his or her successor is elected and qualified in accordance with this 14(a) and the Bylaws or until such individual’s earlier resignation, death or removal. A majority of the outstanding shares of the Series B-1 Preferred Stock, voting separately as a single class, at a meeting called for such purpose shall have the sole right to remove the Series B-1 Preferred Director. Any vacancy created by the removal, resignation or death of the Series B-1 Preferred Director may be filled by a majority of the directors in office from time to time, but shall solely be filled with the approval of the holders of a majority of the outstanding shares of the Series B-1 Preferred Stock, voting as a single class and, for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold.

(b) The initial Series B-1 Preferred Director shall be Eli Casdin, who shall serve until the 2022 annual meeting of the Company’s stockholders or such individual’s earlier resignation, death or removal.

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(c) In accordance with the provisions of this 14, at each meeting of the Company’s stockholders at which the election of the Series B-1 Director is to be considered, the Board of Directors shall duly nominate the Series B-1 Preferred Director designated by the holders of a majority of the Series B-1 Preferred Stock for election to the Board of Directors by the holders of the Series B-1 Preferred Stock, subject to the terms and conditions of the Casdin Purchase Agreement.

(d) Without prejudice to the rights of Casdin pursuant to the Casdin Purchase Agreement, after the Original Issuance Date, and subject to applicable Law and the listing standards of Relevant Exchange, the Series B-1 Preferred Director shall be offered the opportunity, with respect to each standing committee of the Board, at Casdin’s option, to sit on such committee. If the Series B-1 Preferred Director fails to satisfy the applicable qualifications under Law or stock exchange listing standard to sit on any committee of the Board, then the Board shall offer such Series B-1 Preferred Director the opportunity to attend (but not vote at) the meetings of such committee as an observer.

(e) The Series B-1 Preferred Director shall be entitled to receive similar compensation, benefits, reimbursement (including of reasonable travel expenses), indemnification and insurance coverage for his or her service as director as the other non-employee directors of the Company. For so long as the Company maintains directors and officers liability insurance, the Company shall include the Series B-1 Preferred Director as an “insured” for all purposes under such insurance policy for so long as the Series B-1 Preferred Director is a director of the Company and for the same period as for other former directors of the Company when the Series B-1 Preferred Director ceases to be a director of the Company.

15. Term. Except as expressly provided in this Certificate of Designations, the shares of Series B-1 Preferred Stock shall not be redeemable or otherwise mature and the term of the Series B-1 Preferred Stock shall be perpetual.

16. No Sinking Fund. Shares of Series B-1 Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

17. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series B-1 Preferred Stock shall be Computershare Trust Company, N.A. The Company may appoint any other Person reasonably satisfactory to the Holders to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series B-1 Preferred Stock and thereafter may remove or replace such other Person at any time, subject to the appointment of a replacement reasonably satisfactory to the Holders. On any such appointment or removal, the Company shall send notice thereof to the Holders.

18. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series B-1 Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense on surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense on delivery to the Company and the Transfer Agent of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any reasonable indemnity that may be required by the Transfer Agent and the Company.

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(b) Certificates Following Conversion. If physical certificates representing the Series B-1 Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series B-1 Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series B-1 Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or on the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B-1 Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, on receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver certificates representing the shares of Common Stock issuable on conversion of such shares of Series B-1 Preferred Stock formerly evidenced by the physical certificate.

19. Taxes.

(a) Withholding. The Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to the relevant Holder whether in the form of cash or otherwise such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts shall be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, for the avoidance of doubt, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold Taxes on such payment and shall reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar Taxes due on the issuance of shares of Series B-1 Preferred Stock or the issuance of shares of Common Stock on conversion of Series B-1 Preferred Stock pursuant hereto. However, in the case of conversion of Series B-1 Preferred Stock, the Company shall not be required to pay any such Tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B-1 Preferred Stock or Common Stock to a Beneficial Owner other than the initial Beneficial Owner of Series B-1 Preferred Stock (“Third Party Transfer Taxes”), and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such Tax or has established, to the reasonable satisfaction of the Company, that such Tax has been paid or is not payable.

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(c) Tax Treatment. It is intended that (i) the Series B-1 Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, no difference between the purchase price paid for the Series B-1 Preferred Stock and the Liquidation Preference thereof shall, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (A) a change in relevant law or official guidance from a Taxing authority occurring after the Original Issuance Date, (B) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B-1 Preferred Stock (from and after the effective date of such regulations), (C) an amendment to the terms of this Certificate of Designations or (D) a “determination” within the meaning of section 1313(a) of the Code.

20. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given on the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, or the date of such delivery, if delivered by electronic mail (provided that no bounceback or similar “undeliverable” message is received by such sender), addressed: (a) if to the Company, to its office at Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080 (Attention: General Counsel) (or such e-mail address as specified by the Company, in the case of delivery by electronic mail), (b) if to any Holder, to such Holder at the address (or email address, in the case of delivery by electronic mail) of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (c) to such other address (or email address, in the case of delivery by electronic mail) as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

21. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date and the number of shares of Series B-1 Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

22. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series B-1 Preferred Stock granted hereunder may be waived as to all shares of Series B-1 Preferred Stock (and the Holders thereof) on the vote or written approval or election of the Holders of a majority of the shares of Series B-1 Preferred Stock then outstanding and, for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold.

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23. Severability. If any term of the Series B-1 Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term shall, nevertheless, remain in full force and effect, and no term herein set forth shall be deemed dependent on any other such term unless so expressed herein.

24. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Casdin Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Casdin Parties or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless, in the case of any such person who is a director or officer of the Company, such business opportunity is expressly offered to such director or officer in his or her capacity as a director or officer of the Company. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this 24. Neither the alteration, amendment or repeal of this 24, nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this 24, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this 24 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this 24, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this 24 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this 24 (including, without limitation, each portion of any paragraph of this 24 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this 24 (including, without limitation, each such portion of any paragraph of this 24 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This 24 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [___] day of [___], 2022.

STANDARD BIOTOOLS INC.

By:
Name:
Title:

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series B-1 Convertible Preferred Stock, par value $0.001, of Standard BioTools Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B-1 Convertible Preferred Stock, par value $0.001 per share (the “Series B-1 Preferred Stock”), of Standard BioTools Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // on // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Number of shares of Series B-1 Preferred Stock to be converted:

Share certificate no(s). of Series B-1 Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series B-1 Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

Exhibit 10.4

SERIES B-2 CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

by and between

FLUIDIGM CORPORATION,

VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP

and

VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP

Dated as of January 23, 2022

i

3.22	Compliance with Healthcare Laws and Regulations	45

3.23	Legal Proceedings; Orders	46

3.24	Insurance	46

3.25	Related Party Transactions	46

3.26	Brokers	47

3.27	Other Agreements	47

3.28	Investment Company Status	47

3.29	Sale of Securities	47

3.30	No Rights Agreement; Anti-Takeover Provisions	47

3.31	Registration Rights	47

3.32	Exclusivity of Representations and Warranties	48

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER		48

4.1	Organization; Good Standing	48

4.2	Corporate Power; Enforceability	49

4.3	Non-Contravention	49

4.4	Requisite Governmental Approvals	49

4.5	Legal Proceedings; Orders	50

4.6	Ownership of Company Common Stock	50

4.7	Brokers	50

4.8	Sufficient Funds	50

4.9	Unregistered Securities	50

4.10	Stockholder and Management Arrangements	52

4.11	Exclusivity of Representations and Warranties	52

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		53

5.1	Affirmative Obligations	53

5.2	Forbearance Covenants	53

5.3	No Solicitation	55

5.4	No Control of the Other Party’s Business	57

ARTICLE VI ADDITIONAL COVENANTS		58

6.1	Required Action and Forbearance; Efforts	58

6.2	Antitrust Filings	58

6.3	Proxy Statement	60

6.4	Company Stockholder Meeting	61

6.5	Anti-Takeover Laws	62

6.6	Use of Proceeds	63

6.7	Access	63

6.8	Information Rights	63

6.9	Notification of Certain Matters	64

6.10	Public Statements and Disclosure	65

6.11	Transaction Litigation	65

6.12	Listing of Shares	65

6.13	Certain Governance and Other Matters	65

6.14	No Inconsistent Agreements	66

6.15	Transfer Restrictions	66

6.16	Pre-Emptive Rights	67

6.17	Standstill	69

6.18	Voting Threshold	70

ARTICLE VII CONDITIONS TO THE VIKING TRANSACTION		71

7.1	Conditions to Each Party’s Obligations to Effect the Viking Transaction	71

7.2	Conditions to the Obligations of Purchaser to Effect the Viking Transaction	71

7.3	Conditions to the Company’s Obligations to Effect the Viking Transaction	73

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER		74

8.1	Termination	74

8.2	Manner and Notice of Termination; Effect of Termination	75

8.3	Fees and Expenses	76

8.4	Amendment	78

8.5	Extension; Waiver	78

ARTICLE IX GENERAL PROVISIONS		79

9.1	Notices	79

9.2	Tax Matters	80

9.3	Assignment	81

9.4	Entire Agreement	81

9.5	Survival	81

9.6	Third Party Beneficiaries	82

9.7	Severability	82

9.8	Remedies	82

9.9	Governing Law	83

9.10	Consent to Jurisdiction	83

9.11	WAIVER OF JURY TRIAL	84
9.12	No Recourse	84
9.13	Company Disclosure Letter References	85
9.14	Counterparts	85

EXHIBITS

Exhibit A	Form of Certificate of Designations

SERIES B-2 CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

This SERIES B-2 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 23, 2022 by and between Fluidigm Corporation, a Delaware corporation (the “Company”), Viking Global Opportunities Illiquid Investments Sub-Master LP, a Cayman Islands exempted limited partnership (“VGO Illiquid Investments”) and Viking Global Opportunities Drawdown (Aggregator) LP, a Cayman Islands exempted limited partnership (“VGO Drawdown” and, together with VGO Illiquid Investments, “Purchaser”). Purchaser and the Company are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article I.

RECITALS

A. (i) The Company desires to issue and sell to VGO Illiquid Investments, and VGO Illiquid Investments desires to purchase from the Company, 75,375 shares of the Series B-2 Preferred Stock and (ii) the Company desires to issue and sell to VGO Drawdown, and VGO Drawdown desires to purchase from the Company, 37,125 shares of the Series B-2 Preferred Stock, in each case on the terms and subject to the conditions set forth in this Agreement (the “Viking Transaction”).

B. The Company Board has unanimously (i) determined that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approved and declared advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolved to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment and (iv) directed that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval.

C. Purchaser has obtained all entity approvals necessary for its entry into this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the Transactions, on the terms and subject to the conditions set forth herein and therein.

D. On the date of this Agreement, the Company and Purchaser have entered into a loan agreement (the “Loan Agreement”) pursuant to which Purchaser has loaned to the Company an aggregate original principal amount of $12,500,000.

E. On the date of this Agreement, the Company and Purchaser have entered into a registration rights agreement (the “Registration Rights Agreement”).

F. The Parties desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Viking Transaction and (ii) prescribe certain conditions with respect to the consummation of the Viking Transaction.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of this Agreement, the following terms have the following respective meanings:

“Acquired Shares” means, collectively, the Purchased Shares and the Converted Shares.

“Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by Purchaser pursuant to this Agreement or the Casdin Purchaser pursuant to the Casdin Purchase Agreement) to engage in an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Viking Transaction or the Casdin Transaction) involving:

(a) any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning shares of Company Common Stock and/or securities convertible into or exchangeable for shares of Company Common Stock representing, collectively, 10% or more of the outstanding Company Common Stock (on an as-converted basis, if applicable), after giving effect to the consummation of such purchase or other acquisition, including such tender or exchange offer;

(b) any direct or indirect purchase, lease, exchange, transfer, license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of 10% or more of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such transaction); or

(c) any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, extraordinary dividend or distribution, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d)

of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own shares of Company Common Stock and/or securities convertible into or exchangeable for shares of Company Common Stock representing, collectively, 10% or more of the outstanding Company Common Stock (on an as-converted basis, if applicable), after giving effect to the consummation of such transaction; provided, that none of the matters set forth on Section 5.2(e) of the Company Disclosure Letter shall constitute an Acquisition Transaction.

“Activist Investor” means, as of the date of determination, a Person (other than the Purchaser or its Affiliates) (a) that has, directly or indirectly through its Affiliates, been identified on any “SharkWatch 50” list (or any successor list) published within the three years prior to such date of determination or (b) is listed on Section 1.1(a) of the Company Disclosure Letter.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, that none of the Company, Purchaser or the Casdin Purchaser shall be deemed to be Affiliates of one another. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise.

“Anti-Corruption Laws” means all applicable Laws and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions applicable to the Company.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Viking Transaction.

“Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2020 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2020.

“beneficially own” means, with respect to any securities, having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), and the terms “beneficial ownership” and “beneficial owner” shall have correlative meanings.

“Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York or San Francisco, California.

“Casdin Parties” has the meaning given to the term “Purchaser Parties” by the Casdin Purchase Agreement.

“Casdin Purchaser” means, collectively, Casdin Private Growth Equity Fund II, L.P., a Delaware limited partnership and Casdin Partners Master Fund, L.P., a Cayman Islands exempted limited partnership.

“Casdin Purchase Agreement” means that certain Series B-1 Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Casdin Purchaser.

“Casdin Transaction” means the issuance of and sale of Series B-1 Preferred Stock to Casdin Purchaser on the terms and subject to the conditions set forth in the Casdin Purchase Agreement.

“Certificate of Amendment” means an amendment to the Eighth Amended and Restated Certificate of Incorporation of the Company to (a) increase the number of authorized shares and (b) change the name of the Company to “Standard BioTools Inc.” (in each case, effective as of the Closing), in a form reasonably satisfactory to the Company and Purchaser.

“Certificate of Designations” means the Certificate of Designations of the Series B-2 Preferred Stock, substantially in the form attached to this Agreement as Exhibit A.

“Code” means the Internal Revenue Code of 1986.

“Company Board” means the Board of Directors of the Company.

“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company ESPP” means the Fluidigm 2017 Employee Stock Purchase Plan, as amended and restated.

“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5(a), Section 3.7 and Section 3.26.

“Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, that, none of the following shall be deemed to be or constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur (subject to the limitations set forth below):

(a) changes in general economic conditions, or changes in conditions in the global or national economy generally;

(b) changes in conditions in the financial markets, credit markets or capital markets, including (i) changes in interest rates or credit ratings; (ii) changes in exchange rates for the currencies of any country; or (iii) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(c) changes in conditions in the industry in which the Company and its Subsidiaries operate;

(d) changes in regulatory, legislative or political conditions;

(e) any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics, pandemics, disease outbreaks (including COVID-19 and responses to COVID-19), civil unrest or other force majeure events (including any escalation or general worsening thereof);

(f) any change, event, effect, occurrence or circumstance resulting from the announcement of this Agreement or the pendency of the Casdin Transaction or the Viking Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with customers, suppliers, licensees, licensors, lenders, business partners, employees, prospective employees, regulators, vendors or any other third Person (provided, that this clause (f) shall not apply to any representation or warranty contained in this Agreement or the Casdin Purchase Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the announcement or execution of this Agreement or the consummation or pendency of the Casdin Transaction or the Viking Transaction);

(g) changes in GAAP or other accounting standards or in any applicable Laws (or the authoritative interpretation of any of the foregoing);

(h) any action taken or refrained from being taken by the Company (i) as expressly required by this Agreement or (ii) that Purchaser has expressly approved, consented to or requested, in each case in writing following the date of this Agreement;

(i) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(j) any failure, in and of itself, by the Company and its Subsidiaries to meet (i) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period; or (ii) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(k) any breach by Purchaser of this Agreement; and

(l) any Transaction Litigation brought by any Company Stockholder against the Company, any of its executive officers or other employees or any member of the Company Board, arising from or relating to the Transactions or allegations of any breach of fiduciary duty related to the Transactions;

except, in each case of clauses (a), (b), (c), (d), (e), and (g), to the extent that such change, event, effect, occurrence or circumstance has had a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other companies in the industry in which the Company and its Subsidiaries operate, in which case the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.

“Company Notes” means the Company’s 2.75% Exchange Convertible Senior Notes due 2034 and the Company’s 5.25% Convertible Senior Notes due 2024.

“Company Options” means any options to purchase shares of Company Common Stock, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company PSUs” means any performance-based restricted stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Related Parties” means (a) the Company, its Subsidiaries and each of its and their respective Affiliates and (b) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of its and their respective Affiliates.

“Company RSUs” means any service-based restricted stock units or deferred stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Software” means all proprietary Software owned or purported to be owned by the Company or any of its Subsidiaries as of the date of this Agreement.

“Company Source Code” means Source Code to Company Software.

“Company Stock Plans” means the 2009 Equity Incentive Plan of Fluidigm, as amended, the Fluidigm 2011 Equity Incentive Plan, as amended effective May 25, 2021, the DVS Sciences Inc. 2010 Equity Incentive Plan, as amended, the Fluidigm 2017 Inducement Award Plan, as amended, the Company ESPP and each other Employee Plan that provides for the award of rights of any kind to receive shares of Company Common Stock or benefits measured in whole or in part by reference to shares of Company Common Stock.

“Company Stockholders” means the holders of shares of Company Common Stock.

“Company Systems” means all Software, computer hardware (whether general or special purpose), information technology, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems (including any outsourced systems and processes) that are owned, leased, licensed or used by or for, or otherwise relied on by, the Company or its Subsidiaries in the conduct of their businesses.

“Competitor” means the Persons set forth on Section 1.1(b) of the Company Disclosure Letter.

“Confidentiality Agreement” means the Confidentiality Agreement, between the Company and Viking Global Investors LP, dated as of January 7, 2022

“Contract” means any contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other instrument, commitment, understanding, undertaking or agreement.

“Converted Shares” means a number of shares of Series B-2 Preferred Stock equal to (a) (i) the Conversion Amount (as defined in the Loan Agreement), in each case as of the Closing, divided by (ii) $1,000 multiplied by (b) (i) $3.40 divided by (ii) $2.84, rounded up to the nearest integer, into which the Conversion Amount shall be converted pursuant to the terms of this Agreement and thereof.

“COVID-19” means SARS-CoV-2 and its disease commonly known as COVID-19, and any evolutions or additional strains, variations or mutations thereof or any related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or other mandatory directive imposed by applicable Law, order, writ, injunction, judgment or decree in connection with or in response to COVID-19.

“Data” means, collectively, data, databases, data repositories, data lakes and collections of data.

“Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Company or its Subsidiaries: (a) the Company’s and its Subsidiaries’ own written rules, policies and procedures; (b) applicable Laws (including, as applicable, the California Consumer Privacy Act, the General Data Protection Regulation (EU) 2016/679, and the ePrivacy Directive 2002/58/EC); (c) applicable industry standards with which the Company or any of its Subsidiaries operates (including, as applicable, the Payment Card Industry Data Security Standard); and (d) Contracts into which the Company or any of its Subsidiaries has entered or by which it is otherwise bound.

“DOJ” means the United States Department of Justice or any successor thereto.

“Employee Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, program, arrangement, policy or contract relating to severance, termination, garden leave, pay in lieu, gross-up, pension, profit-sharing, savings, retirement, death benefit, group insurance, hospitalization, medical, dental, life, employee loan, restrictive covenant, relocation, clawback, fringe benefit, cafeteria, disability, consulting, change in control, employment, compensation, incentive, bonus, retention, stock option, restricted stock, restricted or deferred stock unit, stock purchase, phantom stock or other equity or equity-based compensation (including the Company Stock Plans and all outstanding awards granted thereunder), deferred compensation or other benefit or compensation plan, program, arrangement, or policy, whether written or oral, formal or informal, that is sponsored, maintained or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former director, officer, independent contractor, or employee of the Company or any Subsidiary or any spouse, dependent, or beneficiary thereof, or with respect to which the Company or any Subsidiary of the Company has or reasonably expects to have any liability or obligation, including on account of an ERISA Affiliate.

“Environmental Law” means any Law enacted or in effect on or prior to the Closing Date relating to public or worker health and safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment or natural resources (including ambient or indoor air, surface water, groundwater or land) or pollution, including any such Law relating to the production, distribution, marketing, labeling, registration, notification, packaging, import, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of, or exposure to, any Hazardous Materials, or the investigation, clean-up or remediation thereof.

“Environmental Permits” means any Governmental Authorizations required under Environmental Laws.

“Equity Securities” means any equity securities of the Company or any of its Subsidiaries, or securities convertible into or exercisable or exchangeable for equity securities of the Company or any of its Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is (or was at any relevant time) a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is (or was at any relevant time) a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Securities” means any securities of the Company issued or issuable (a) on the exercise, exchange or conversion of any (i) New Securities issued to Purchaser in accordance with this Agreement, (ii) New Securities issued to the Casdin Purchaser in accordance with the Casdin Purchase Agreement, (iii) New Securities issued to Purchaser upon conversion of the Loan Agreement; or (iv) New Securities issued to the Casdin Purchaser upon conversion of the Loan Agreement (as defined in the Casdin Purchase Agreement), (b) to directors, officers, employees or consultants of the Company pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Company Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Company Board, or a committee thereof, including the

Company Stock Plans or other compensatory arrangements, (c) on conversion of the Series B Preferred Stock or the Company Notes in accordance with the terms thereof, (d) as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, if approved by the Company Board, including the Series B-1 Preferred Director and Series B-2 Preferred Director if such directors are then in office, (e) in connection with any stockholder rights plan approved by the Company Board, (f) pursuant to any dividend, split, combination or other reclassification, (g) upon the exercise, exchange or conversion of options, convertible notes, warrants, or other derivative securities of the Company or any Subsidiary, (h) as part of an exchange, refinancing or similar transaction with respect to any debt or convertible-debt securities of the Company or any Subsidiary of the Company outstanding on the date of this Agreement, including any securities issued upon conversion of such securities, if approved by the Company Board, including the Series B-1 Preferred Director and Series B-2 Preferred Director if such directors are then in office, (i) of a Subsidiary of the Company issued to the Company or a Subsidiary of the Company or (j) under (i) this Agreement (for the avoidance of doubt, other than pursuant to Section 6.16 hereof), (ii) the Casdin Purchase Agreement (for the avoidance of doubt, other than pursuant to Section 6.16 thereof), (iii) the Loan Agreement or (iv) the Loan Agreement, dated as of the date of this Agreement, between the Company and Casdin Purchaser.

“FTC” means the United States Federal Trade Commission or any successor thereto.

“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

“Government Official” means any (a) official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, (b) political party or party official or candidate for political office or (c) company, business, enterprise or other entity owned, in whole or in part, or controlled by any person described in the foregoing clause (a) or (b) of this definition.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Governmental Authorization” means any authorizations, approvals, licenses, sub-licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements (including, pursuant to Antitrust Laws) issued by or obtained from, and notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

“Hazardous Materials” means any substance, waste, or material that is regulated by or for which standards of conduct or liability may be imposed pursuant to Environmental Laws, including petroleum and petroleum byproducts, per- and poly-fluoroalkyl substances, polychlorinated biphenyls, lead, asbestos, noise, radiation, toxic mold, odor and pesticides.

“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss that results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property” means all intellectual property and proprietary rights throughout the world, including: (a) all patents, patent applications, patent disclosures, and inventions and all improvements thereto (whether or not patentable or reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, applications therefor, and reexaminations in connection therewith (“Patents”); (b) all copyrights, works of authorship (whether or not copyrightable), moral rights, and all registrations, applications and renewals therefor and any other rights corresponding thereto throughout the world (“Copyrights”); (c) trademarks, service marks, internet domain names, corporate names, trade dress rights and similar designation of origin and rights therein, other indicia of origin, and all registrations, renewals and applications in connection therewith, together with all of the goodwill associated with any of the foregoing (“Marks”); (d) rights in Trade Secrets; (e) rights in Software; and (f) intellectual property and proprietary rights in Data.

“Intervening Event” means any change, event, effect, occurrence or circumstance (other than any change, event, effect, occurrence or circumstance resulting from a breach of this Agreement by the Company), in each case that (a) is not known or reasonably foreseeable by the Company Board as of the date hereof and (b) does not relate to any Acquisition Proposal, Purchaser or the Casdin Purchaser; provided, that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (i) the fact that the Company and its Subsidiaries meet or exceed (A) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (ii) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); (iii) changes in the Company’s credit ratings; (iv) the taking of any action required or expressly contemplated by this Agreement; (v) any change, event, effect, occurrence or circumstance relating to Purchaser, the Casdin Purchaser or any of their respective Affiliates; or (vi) changes in conditions generally affecting the industry in which the Company and its Subsidiaries operate.

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the individuals set forth on Section 1.1(c)(i) of the Company Disclosure Letter, in each case after reasonable inquiry of their direct reports who would reasonably be expected to have actual knowledge of the matter in question.

“Labor Laws” means all Laws relating to labor and employment, including but not limited to, all Law relating to employment and independent contractor practices, wages, equal employment opportunity, affirmative action and other hiring practices, immigration (including the completion of I-9s for all employees and the proper confirmation of employee visas), workers’ compensation, unemployment, the payment of social security and other employment-related taxes, employment standards, employment of minors, occupational health and safety, labor relations, unions, withholdings, payment of wages and overtime, meal and rest periods, workplace safety, employee benefits, pay equity, employee and worker classification (including the classification of independent contractors and exempt and non-exempt employees), leaves of absence, family and medical leave, civil rights, retaliation, discrimination, sexual or other workplace harassment, the WARN Act, the National Labor Relations Act, the Labor Management Relations Act, the Occupational Safety and Health Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family Medical Leave Act, the Fair Labor Standards Act, the Equal Pay Act, the Rehabilitation Act, the Employee Retirement Income Security Act, the Uniform Services Employment and Reemployment Rights Act, the Genetic Information Nondiscrimination Act, 42 U.S.C. §§ 1981, 1983, 1985 and 1986, the Sarbanes-Oxley Act and the Immigration Reform and Control Act, or any similar state, local or foreign Law.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, determination, judgment, injunction, rule, regulation, ruling, award or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, complaint, lawsuit, litigation, audit, investigation, inquiry, proceeding, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Lien” means any lien, security interest, deed of trust, mortgage, pledge, encumbrance, restriction on transfer, proxies, voting trusts or agreements, hypothecation, assignment, claim, right of way, defect in title, encroachment, easement, restrictive covenant, charge, deposit arrangement or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (except for those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Material Contract” means any of the following Contracts of the Company or any of its Subsidiaries (other than an Employee Plan) that are currently in effect:

(a) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

(b) any Contract under which the Company or any of its Subsidiaries has been granted a license under any third Person’s Intellectual Property, other than (i) non-disclosure agreements; (ii) non-exclusive licenses or related services Contracts for commercially available software, technology or Intellectual Property; (iii) Open Source Licenses; (iv) Contracts with employees or independent contractors for the assignment of, or license to, any Intellectual Property; and (v) licenses authorizing limited use of brand materials, feedback, or other Intellectual Property that are incidental to the primary purpose of the Contract;

(c) any Contract under which the Company or any of its Subsidiaries has licensed any material Company Owned IP to a third Person, other than (i) any non-disclosure agreements; (ii) Contracts with end users and other customers (including resellers, distributors, co-marketers and co-promoters), or with potential end users and other customers (including potential resellers and distributors), to the extent granting licenses in connection with the evaluation, provision, sale, resale, license, distribution, support or maintenance of a Company Product; (iii) Contracts with consultants, contractors and vendors (including manufacturers, suppliers and contract research organizations) to the extent granting licenses in connection with the counterparty’s provision of products or services to or for the Company or any of its Subsidiaries; (iv) original equipment manufacturer agreements and/or collaboration agreements involving the development or commercialization of Company and/or third-party products or services, including licenses that are incidental to the conduct of development activities for such products or services, the supply of such products and services (whether for testing or commercialization), or the co-marketing or co-promotion of such products or services; and (v) other licenses entered in the ordinary course of business;

(d) any Contract (i) containing any covenant limiting in any material respect the right of the Company or any of its Subsidiaries to engage in or compete with any Person in any line of business that is material to the Company and its Subsidiaries, taken as a whole or (ii) containing any “minimum requirement,” “most favored nation” or “exclusivity” provisions that limit in any material respect the freedom or right of the Company or any of its Subsidiaries to sell, distribute or manufacture any products or services or any technology or other assets to or for any other Person;

(e) any Contract with respect to the future issuance of Company Securities (other than this Agreement, the Casdin Purchase Agreement, the Company Stock Plans or the awards made or that the Company agreed to make thereunder);

(f) any Contract entered into within the five year period prior to the date of this Agreement (i) relating to a disposition or acquisition of assets by the Company or any of its Subsidiaries other than dispositions or acquisitions of products or services in the ordinary course of business or solely among the Company and its Subsidiaries or (ii) pursuant to which the Company or any of its Subsidiaries will acquire after the date of this Agreement any material ownership interest in any other Person or other business enterprise other than any existing Subsidiary of the Company;

(g) any letter of credit in excess of $1,000,000, or any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts (other than letters of credit) relating to indebtedness, including the borrowing of money or extension of credit, in each case in excess of $1,000,000 other than (i) accounts receivables and payables incurred in the ordinary course of business; (ii) loans to Subsidiaries of the Company in the ordinary course of business; (iii) intercompany loans, receivables and payables among the Company and its Subsidiaries; and (iv) extensions of credit to customers in the ordinary course of business and (v) pursuant to the SVB Loan Agreement or the Company Notes;

(h) any Contract providing for indemnification of any officer, director or employee by the Company or any of its Subsidiaries;

(i) any material joint venture, partnership or similar arrangement;

(j) any Contract (other than purchase orders in the ordinary course of business that are terminable or cancelable without penalty on 90 days’ notice or less) under which the Company or any of its Subsidiaries is a purchaser of goods and services which, pursuant to the terms thereof, requires payments by the Company or any of its Subsidiaries in excess of $1,000,000 within any 12-month period;

(k) any Collective Bargaining Agreement;

(l) any Contract that is a settlement, conciliation or similar agreement with any Governmental Authority or Person pursuant to which the Company or a Subsidiary will have any material outstanding obligation after the date of this Agreement;

(m) any agreement to purchase Real Property or any interest therein;

(n) any Lease;

(o) any master services agreement and other Contracts (other than purchase orders, service orders, statements of work, invoices, sales orders, bills, shipping orders, credit memos, sales receipts, proposals or other similar items) with the top ten customers and top ten suppliers of the Company and its Subsidiaries, taken as a whole, by revenue or cost (as applicable) for the 12 months ended September 30, 2021;

(p) any agreement under which a broker, finder or similar fee commission, or other like payment is payable;

(q) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Person that, to the Knowledge of the Company, beneficially owns five percent or more of the outstanding shares of Company Common Stock or outstanding shares of common stock of any of any of the Company’s Subsidiaries, on the other hand;

(r) any Contracts with any current director or executive officer of the Company, with the exception of any confidentiality or invention assignment agreement on the Company’s standard for, which standard form has been made available to Purchaser; and

(s) any employment or consulting Contract with any individual service provider of the Company or any of its Subsidiaries that (i) provides for annual base compensation in excess of $250,000, and (ii) (A) provides for the payment or accelerated vesting of any compensation or benefits in connection with the consummation of the transactions contemplated by this Agreement or (B) otherwise restricts the Company’s or its Subsidiaries ability to terminate the employment or engagement of such service provider at any time for any reason or no reason without more than 30 days’ prior notice and without penalty or liability.

“NASDAQ” means the Nasdaq Stock Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Stock Market or any successor thereto.

“Open Source Software” means any Software licensed under terms meeting the definition of “Open Source” promulgated by the Open Source Initiative, available online at http://www.opensource.org/osd.html (any such license, an “Open Source License”).

“Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

“Permitted Liens” means any of the following: (a) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (b) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (c) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (d) pledges or deposits to secure the performance of appeal bonds, fidelity bonds and other obligations of a similar nature, in each case in the ordinary course of business; (e) easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances), and zoning, building and other similar codes or restrictions, in each case imposed by any governmental authority having jurisdiction over the Real Property and that do not adversely affect in any material respect, and are not violated by, the current use, operation or occupancy of such Real Property or the operation of the business of the Company and its Subsidiaries thereon; (f) Liens the existence of which are disclosed in the notes to the most recent consolidated financial statements of the Company included in the Company SEC Reports; (g) Liens granted pursuant to the SVB Loan Agreement and the Loan Documents (as defined in the SVB Loan Agreement); and (h) any non-exclusive license of any Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Personal Information” means any Data that is defined as “personal data,” “personal information,” “personally identifiable information,” or any comparable term under applicable Laws, and any Data that, alone or when combined with other Data, identifies, allows the identification of, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual, household, or device, or is about or from an individual, household, or device, or constitutes name, address, phone number, email address, financial account number, payment card data, government issued identifier, and health or medical information.

“Process” (or “Processing” or “Processed”) means any operation or set of operations which is performed on Data or other information or sets or collections thereof, such as the development, access, collection, use, adaption, recording, retrieval, organization, structuring, erasure, exploitation, processing, storage, sharing, copying, display, distribution, transfer, transmission, disclosure, aggregation, destruction, or disposal thereof.

“Purchased Shares” means, collectively, the PGEF II Purchased Share and the PMF Purchased Shares.

“Purchaser Fundamental Representations” means the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3(a) and Section 4.7.

“Purchaser Parties” means, collectively, Purchaser and each Permitted Transferee of Purchaser to whom shares of Series B-2 Preferred Stock or Company Common Stock are Transferred pursuant to Section 6.15(b).

“Purchaser Preferred Percentage” means, as of any time, (a) the number of shares of Company Common Stock beneficially owned by the Purchaser Parties divided by (b) the total number of shares of Company Common Stock issued and outstanding, in each case as of such time and determined on an as-converted basis (in each case, without giving effect to any limitations on conversion in the Certificate of Designations).

“Purchaser Related Parties” means (a) Purchaser, its Subsidiaries and each of its and their respective Affiliates and (b) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of Purchaser, its Subsidiaries and its and their respective Affiliates.

“Real Property” means real property, including all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto.

“Registered Intellectual Property” means Intellectual Property that has been registered, filed or issued under the authority of, with or by any Governmental Authority, or other public or quasi-public legal authority, including (a) Patents and Patent applications (including provisional applications); (b) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks, including, for clarity, internet domain names); and (c) registered Copyrights and applications for Copyright registration.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Securities Act” means the Securities Act of 1933.

“Security Incident” means any actual or reasonably suspected successful (a) security breach, denial of service, phishing attack, or ransomware and malware attack on the Company Systems or (b) unauthorized access to, or collection, use, Processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company Systems or Sensitive Information, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

“Sensitive Information” means, in any form or medium, any (a) Trade Secrets or other material confidential information, (b) privileged or proprietary information that, if compromised through any theft, interruption, modification, corruption, loss, misuse or unauthorized access or disclosure, could cause serious harm to the organization owning it, (c) information protected by Law and (d) Personal Information, in each case of (a) – (d), in the Company’s or any of its Subsidiaries’ possession or control or Processed on their behalf.

“Series B-1 Preferred Director” has the meaning set forth in the Certificate of Designations of Rights, Preferences and Privileges of Series B-1 Convertible Preferred Stock, par value $0.001 per share, of the Company.

“Series B-2 Preferred Director” has the meaning set forth in the Certificate of Designations

“Series B-2 Preferred Stock” means the Series B-2 Convertible Preferred Stock, par value $0.001 per share, of the Company, the terms of which will be set forth in the Certificate of Designations.

“Series B Preferred Stock” means, collectively, the Series B-2 Preferred Stock and the Series B-1 Preferred Stock (as defined in the Casdin Purchase Agreement).

“Share Price” means $1,000 per share.

“Software” means, in any form or medium, any and all software and computer programs, source code, object code, software implementations of algorithms, models and methodologies, firmware, application programming interfaces, descriptions, schematics, specifications, flow charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, and manuals related to any of the foregoing.

“Source Code” means uncompiled human readable source code underlying any computer software program written in a language designed to be compiled prior to execution, and excluding human readable source code written in languages traditionally distributed in source code form and designed to run on an interpreted basis (e.g. HTML, Javascript, Perl, PHP, and the like).

“Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (a) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (b) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

“Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

“SVB Loan Agreement” means that Loan and Security Agreement, dated as of August 2, 2018 by and between the Borrower and Silicon Valley Bank, as amended, restated, modified or otherwise supplemented from time to time.

“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not.

“Tax Return” means any return, estimates, report, statement, information return or other document (including any related or supporting information such as a schedule or attachment thereto) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes, including any amendment thereof.

“Trade Secrets” means, collectively, trade secrets and confidential and proprietary information, including trade secrets, know-how, business rules, data analytic techniques and methodologies, formulae, source code, ideas, concepts, discoveries, innovations, improvements, results, reports, information, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints.

“Transactions” means, collectively, the Casdin Transaction and the Viking Transaction.

“Transaction Documents” means this Agreement, the Casdin Purchase Agreement, the Company Disclosure Letter, the Loan Agreement, the Certificate of Designations and the Registration Rights Agreement.

“Transaction Litigation” means any Legal Proceeding commenced against a Party, any of its Subsidiaries or Affiliates, any of their respective directors or officers, or otherwise relating to, involving or affecting such Persons, in each case in connection with, arising from or otherwise relating to the Casdin Transaction, the Viking Transaction or any other transaction contemplated by this Agreement or the Transaction Documents, other than any Legal Proceedings among the Parties related to this Agreement or the other Transaction Documents.

“Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar Taxes.

“Underlying Shares” means the shares of Company Common Stock issuable on conversion of the Acquired Shares in accordance with the Certificate of Designations.

“VGO Drawdown Purchase Price” means $37,125,000, which amount is calculated by multiplying the number of VGO Drawdown Purchased Shares by the Share Price.

“VGO Drawdown Purchased Shares” means 37,125 shares of Series B-2 Preferred Stock to be purchased by VGO Drawdown pursuant to the terms of this Agreement. VGO Illiquid Investments

“VGO Illiquid Investments Purchase Price” means $75,375,000, which amount is calculated by multiplying the number of VGO Illiquid Investments Purchased Shares by the Share Price.

“VGO Illiquid Investments Purchased Shares” means 75,375 shares of Series B-2 Preferred Stock to be purchased by VGO Illiquid Investments pursuant to the terms of this Agreement.

“Voting Stock” means (a) with respect to the Company, the Company Common Stock, the Series B Preferred Stock and any other capital stock of the Company having the right to vote generally in any election of directors of the Company Board and (b) with respect to any other Person, all equity of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, and the regulations promulgated thereunder and any similar state, local or foreign Law.

“Willful Breach” means a material breach of this Agreement that is the result of a willful or intentional act or failure to act where the breaching party knows, or should reasonably be expected to have known, that the taking of such act or failure to act would result, or would reasonably be expected to result, in a material breach of this Agreement.

1.2 Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section
Acquisition Termination Fee	8.3(b)(iv)
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
BIS	3.21(b)
Bylaws	3.1
Capitalization Date	3.7(a)(i)
Change of Recommendation Termination Fee	8.3(b)(iii)
Charter	3.1
Chosen Courts	9.10
Closing	2.2
Closing Date	2.2

Collective Bargaining Agreement	3.19(a)
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(b)
Company Breach Notice Period	8.1(e)
Company Disclosure Letter	Article III
Company Intellectual Property	3.16(b)
Company Owned IP	3.16(b)
Company Preferred Stock	3.7(a)(i)
Company Product	3.22(a)
Company SEC Reports	3.9
Company Securities	3.7(c)
Company Stockholder Meeting	6.4(a)
Contracting Parties	9.12
DGCL	3.1
Electronic Delivery	9.14
Expense Reimbursement	8.3(b)(i)
FDA	3.22(a)
Foreign Benefit Plan	3.18(i)
Fully Participating Parties	6.16(a)
Healthcare Authorities	3.22(a)
Lease	3.14(b)
Leased Real Property	3.14(b)
Loan Agreement	Recitals
Lock-Up Shares	6.15(a)
New Securities	6.16(a)
Nonparty Affiliates	9.12
OFAC	3.21(b)
Offer Notice	6.16(b)
Offeree	6.16(a)
Participating Parties	6.16(a)
Parties	Preamble
Party	Preamble
Permitted Transferees	6.15(b)(ii)
Preemptive Percentage	6.16(a)
Proxy Statement	6.3(a)
Purchaser	Preamble
Purchaser Breach Notice Period	8.1(g)
Recall	3.22(b)
Registration Rights Agreement	Recitals
Representatives	5.3(a)
Requisite Stockholder Approval	3.4(a)
Series B-2 Conversion	6.2(a)
Termination Date	8.1(c)
Trade Laws	3.21(b)
Transfer	6.15(a)
VGO Drawdown	Preamble
VGO Illiquid Investments	Preamble
Viking Transaction	Recitals

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” shall be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any Party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person.

(i) A reference to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Law shall be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.

(j) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof, except that for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Contract shall be deemed to refer to such Contract as of such date.

(k) All accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) The measure of a period of one month or year for purposes of this Agreement shall be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured shall be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the Party drafting such agreement or document.

(o) No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party shall affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.

(p) The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of Contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement.

(q) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(r) Documents or other information or materials shall be deemed to have been “made available” by the Company if such documents, information or materials have been (i) posted and made available to Purchaser in the virtual data room maintained by the Company and hosted by Datasite, (ii) delivered or provided to Purchaser or its Affiliates or Representatives in connection with the Viking Transaction or (iii) filed or furnished by the Company with, and available through, the SEC’s Electronic Data Gathering and Retrieval System, in each of clauses (ii) and (iii), at least two Business Days prior to the date hereof, and with respect to clause (i), at least 3 hours before the execution of this Agreement by the Parties.

(s) All references to “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice,” subject, however, to such commercially reasonable actions as are reasonably necessary given changing economics and other conditions, circumstances or events relating to or arising from the COVID-19 pandemic.

(t) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE; CONVERSION

2.1 Sale and Purchase; Conversion of Conversion Amount. Subject to the terms and conditions hereof, at the Closing, (a) (i) the Company shall issue and sell to VGO Illiquid Investments, and VGO Illiquid Investments shall purchase from the Company, the VGO Illiquid Investments Purchased Shares in exchange for payment by VGO Illiquid Investments to the Company of the VGO Illiquid Investments Purchase Price and (ii) the Company shall issue and sell to VGO Drawdown, and VGO Drawdown shall purchase from the Company, the VGO Drawdown Purchased Shares in exchange for payment by VGO Drawdown to the Company of the VGO Drawdown Purchase Price and (b) the Conversion Amount (as defined in the Loan Agreement) shall be converted into the Converted Shares.

2.2 The Closing. The consummation of the Viking Transaction shall take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, on the fifth Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.3 Adjustments. Without limiting or affecting any of the provisions of Section 5.2, if between the date of this Agreement and the Closing Date the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Share Price, VGO Drawdown Purchase Price, VGO Illiquid Investments Purchase Price and Acquired Shares to be delivered pursuant to this Article II shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

2.4 Independent Nature of Purchaser’s Obligations and Rights. The obligations of Purchaser under this Agreement are several and not joint with the obligations of the Casdin Purchaser, and Purchaser shall not be responsible in any way for the performance of the obligations of the Casdin Purchaser under the Casdin Purchase Agreement. Nothing contained herein, and no action taken by Purchaser pursuant hereto or the Casdin Purchaser pursuant to the Casdin Purchase Agreement, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among Purchaser and the Casdin Purchaser, or create a presumption that Purchaser and the Casdin Purchaser are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Casdin Purchase Agreement. Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Casdin Purchaser to be joined as an additional party in any proceeding for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company SEC Reports filed by the Company or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2019 and at least two Business Days prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” or set forth in any “forward-looking statements” disclaimer, and any other non-specific or non-precise cautionary, predictive or forward-looking language contained or referenced therein) or (b) subject to the terms of Section 9.13, as set forth in the disclosure letter delivered by the Company to Purchaser on the date of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to Purchaser as follows:

3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has made available to Purchaser true, correct and complete copies of the Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Company is not in violation of the Charter or the Bylaws in any material respect.

3.2 Corporate Power; Enforceability.

(a) Subject to the filing of the Certificate of Amendment with the Secretary of State for the State of Delaware, the Company has the requisite corporate power and authority to: (i) execute and deliver this Agreement and the other Transaction Documents; (ii) perform its covenants and obligations hereunder and thereunder; and (iii) subject to receiving the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, consummate the Viking Transaction and the other transactions contemplated by this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been duly authorized and approved by the Company Board, and except for obtaining the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, no other corporate action on the part of the Company or the Company Stockholders is necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents, the performance by the Company of its covenants and obligations and the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents. This Agreement and each other Transaction Document has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally or (B) is subject to general principles of equity.

(b) Subject to the receipt of the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, the Company has all requisite power and authority to issue, sell and deliver the Acquired Shares in accordance with and on the terms and conditions set forth in this Agreement, the Loan Agreement and the Certificate of Designations. The Certificate of Designations will set forth the rights, preferences and priorities of the Series B-2 Preferred Stock, and the holders of the Series B-2 Preferred Stock shall have the rights set forth in the Certificate of Designations on filing with the Secretary of State for the State of Delaware.

3.3 Company Board Approval; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board, at a meeting duly called and held, has adopted resolutions, prior to the execution of this Agreement unanimously (i) determining that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Viking Transaction and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approving and declaring advisable this Agreement, the other Transaction Documents, the Viking Transaction and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolving to recommend that the Company Stockholders approve the Transactions and the Certificate of Amendment and (iv) directing that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval and adoption (clauses (ii), (iii) and (iv), collectively, the “Company Board Recommendation”).

(b) Anti-Takeover Laws. Assuming that the representations of Purchaser set forth in Section 4.6 are true and correct, the Company Board has taken all necessary actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Viking Transaction or other transactions contemplated hereby and thereby (including with respect to the issuance of the Series B-2 Preferred Stock or the shares of Company Common Stock issuable on conversion of the Series B-2 Preferred Stock) and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the other Transaction Documents or the consummation of the Viking Transaction or any other transaction contemplated hereby or thereby.

3.4 Requisite Stockholder Approval.

(a) The approval of the Transactions by the affirmative vote of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the Company Stockholder Meeting and entitled to vote on the subject matter (the “Viking Approval”) and the adoption of the Certificate of Amendment by a majority of the outstanding shares of Company Common Stock entitled to vote (together with the Viking Approval, the “Requisite Stockholder Approval”) are the only votes or approvals of the holders of any class or series of capital stock of the Company necessary under applicable Law, the NASDAQ rules, the Charter or the Bylaws to consummate the Viking Transaction and the other transactions contemplated in this Agreement and the other Transaction Documents.

(b) No appraisal or dissenters’ rights (pursuant to Section 262 of the DGCL or otherwise) will be available to holders of shares of Company Common Stock in connection with the Viking Transaction.

3.5 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Viking Transaction and the other transactions contemplated by this Agreement and the other Transaction Documents do not: (a) violate or conflict with any provision of the Charter or the Bylaws; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the vesting or receipt of any benefit or value to a third party, pursuant to any Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Viking Transaction, subject to obtaining the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, violate or conflict with any Law or order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such consents as have been obtained and violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect or prevent or materially impair or materially delay, or be reasonably expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction.

3.6 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with: (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Viking Transaction and the other transactions contemplated by this Agreement, except (i) the filing of the Certificate of Designations and the Certificate of Amendment with the Secretary of State of the State of Delaware, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of NASDAQ; (iv) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, and (v) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect or prevent or materially impair or materially delay, or be reasonably expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction.

3.7 Company Capitalization.

(a) Capital Stock.

(i) The authorized capital stock of the Company consists of (i) 200,000,000 shares of Company Common Stock and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”). As of 5:00 p.m., New York City time, on January 13, 2022 (such time and date, the “Capitalization Date”): (A) 76,919,287 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) no shares of Company Common Stock were held by the Company as treasury shares. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Options, Company RSUs and Company PSUs granted prior to the date of this Agreement in accordance with their respective terms or pursuant to the terms of the Company Notes in accordance with their terms.

(ii) All issued and outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive or similar rights.

(b) Stock Reservation and Awards.

(i) As of the Capitalization Date, the Company has reserved 3,539,935 shares of Company Common Stock for issuance pursuant to the Company Stock Plans, which number excludes shares subject to outstanding awards and 20,312,725 shares of Company Common Stock for issuance pursuant to the Company Notes. As of the Capitalization Date, there were outstanding: (i) Company Options to acquire 1,596,806 shares of Company Common Stock with a weighted average exercise price of $7.0841; (ii) 5,118,456 shares of Company Common Stock subject to outstanding Company RSUs; (iii) 2,448,042 shares of Company Common Stock subject to outstanding Company PSUs (based on maximum achievement, if applicable) (iv) 2,633,013 shares of Company Common Stock reserved for issuance under the Company ESPP; and (v) 43,750 shares of Company Common Stock estimated to be subject to outstanding purchase rights under the Company ESPP.

(ii) Section 3.7(b)(ii) of the Company Disclosure Letter sets forth a correct and complete list of all equity awards outstanding as of the Capitalization Date, including with respect to each such equity award: (A) the name of the holder thereof; (B) the number of shares subject to such equity award; (C) the grant or issuance date; (D) any applicable vesting schedule, including the amounts vested and unvested; and (E) with respect to each Company Option, (1) the exercise price and (2) the expiration date. All Company Options have an exercise price per share of Company Common Stock that may be purchased thereunder that was not less than the “fair market value” of such share on the date of grant, as determined in accordance with the terms of the applicable granting instrument, the applicable Company Stock Plan and, to the extent applicable, Sections 409A and 422 of the Code.

(c) Company Securities. Except as set forth in Section 3.7(a) or 3.7(b), there are (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company, (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company, (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company and (vi) no other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v) (the items in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, the “Company Securities”); (vii) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (viii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. Other than the Company Notes, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding Company Securities. The Company does not have a stockholder rights plan in effect or outstanding bonds, debentures, notes or other similar obligations which provide such holder the right to vote with the holders of shares of Company Common Stock on any matter. The announcement or consummation of the Viking Transaction and the other transactions contemplated by this Agreement will not, in and of themselves, result in any vesting, acceleration or the receipt of any rights, benefits or value under any issued and outstanding Company Securities.

(d) Other Rights. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive or similar rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

(e) Valid Issuance of Shares. The Acquired Shares and the Underlying Shares to be issued on conversion of the Acquired Shares will be duly authorized by the Company and, when issued and delivered by the Company in accordance with this Agreement, the Loan Agreement and the Certificate of Designations against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, except for generally applicable transfer restrictions under applicable securities Law, the Stockholders Agreement or the Charter or such Liens as are created by Purchaser. There are no Persons entitled to statutory, preemptive or other similar contractual rights to subscribe for the Acquired Shares or the Underlying Shares nor are there any other restrictions on transfer under any contract to which the Company is a party. On issuance in accordance with the Certificate of Designations, the Underlying Shares will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, other than (i) restrictions on transfer under the Certificate of Designations, under this Agreement and under applicable state and federal securities laws and (ii) such Liens as are created by Purchaser.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to Purchaser true, correct and complete copies of the Organizational Documents of each of the Subsidiaries of the Company. No Subsidiary is in violation of any of its Organizational Documents in any material respect.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens. Other than for routine cash management purposes and for securities held by employee benefit plans, the Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company, and the Company directly or indirectly owns all outstanding Subsidiary Securities. No Subsidiary of the Company owns any shares of capital stock or other securities of the Company. Section 3.8(b) of the Company Disclosure Letter sets forth each of the Subsidiaries of the Company existing as of the date of this Agreement. Neither the Company nor any of its Subsidiaries has any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries and the Subsidiaries with respect to each other).

3.9 Company SEC Reports. Since January 1, 2019 through the date of this Agreement, the Company has filed or furnished all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002, the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), no Company SEC Report contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports: (i) were prepared in accordance Regulation S-X under the Exchange Act and with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) complied, as of their respective date of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end and audit adjustments). Neither the Company nor any of its Subsidiaries is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company SEC Reports (including any audited financial statements and unaudited interim financial statements of the Company included therein).

(b) Disclosure Controls and Procedures. The Company has established and maintains, and at all times since January 1, 2019 has maintained, “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) that are (i) with respect to disclosure controls and procedures, reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports, and (ii) with respect to internal control over financial reporting, sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets, in each case that could have a material effect on the Company’s financial statements.

(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of: (i) any significant deficiency or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since January 1, 2019, neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim (or otherwise has been informed) that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

(d) As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters from the staff of the SEC relating to the Company’s SEC Reports and received by the Company prior to the date of this Agreement. None of the Company’s SEC Reports filed on or prior to the date of this Agreement, is, to the Company’s Knowledge, subject to ongoing SEC review or investigation.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities (accrued, absolute, contingent or otherwise) of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, as in effect on the date of this Agreement, or notes thereto, other than liabilities: (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or the Casdin Purchase Agreement or incurred in connection with the Casdin Transaction or the Viking Transaction; (c) incurred in the ordinary course of business (none of which is a liability resulting from noncompliance with any applicable Laws or licenses, breach of Contract, breach of warranty, tort, infringement, misappropriation, dilution, claim or lawsuit); or (d) that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) Since September 30, 2021 through the date of this Agreement (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing without Purchaser’s consent, would constitute a breach of, or require consent of Purchaser under Section 5.2(b), Section 5.2(c), Section 5.2(d), Section 5.2(i), Section 5.2(k) or Section 5.2(l) (as it relates to the foregoing sections).

(b) Since December 31, 2020 through the date of this Agreement, there has not been any effect, change, development or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as of the date of this Agreement, to which the Company or any of its Subsidiaries is a party. Prior to the date of this Agreement, the Company has made available to Purchaser complete and correct copies of all of the Material Contracts.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto (as the case may be) and, to the Knowledge of the Company, any other party thereto and is enforceable in accordance with its terms, and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No event has occurred that, whether or not with notice or lapse of time or both, would constitute such a breach, default, acceleration of rights or an event of termination pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches, defaults, acceleration or termination that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

3.14 Real Property.

(a) Owned Real Property. Neither the Company nor any of its Subsidiaries owns any real property.

(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing material leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries, leases, subleases, uses or occupies, or has the right to use or occupy, now or in the future, any real property for which the annual rent is in excess of $100,000 (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”). The Company has made available to Purchaser true, correct and complete copies of the Leases (including all material modifications, amendments and supplements thereto). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens). Each Lease is legal, valid, binding, enforceable and in full force and effect. Neither the Company’s nor any of its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under any Lease has been disturbed, and there are no disputes with respect to any such Lease in any material respect. Neither the Company nor any of its Subsidiaries is in material breach of or default pursuant to any Lease. There are no material subleases, licenses or similar agreements granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy the Leased Real Property or any portion thereof, now or in the future.

3.15 Environmental Matters. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are, and since January 1, 2019, have been, in compliance with all Environmental Laws and Environmental Permits (including obtaining and maintaining all such Environmental Permits); (b) since January 1, 2019 (or earlier if unresolved), no notice, report, order, directive or other information has been received by the Company or any of its Subsidiaries alleging any violation of, or liability arising out of, any Environmental Law; (c) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to a violation of, or liability under, any Environmental Law; (d) neither the Company nor any of its Subsidiaries has transported, manufactured, distributed, sold, handled, stored, treated, released, disposed or arranged for disposal of, or exposed any Person to, any Hazardous Materials, or owned or operated any real property or facility contaminated by any Hazardous Materials, in each case, that has resulted, or would reasonably be expected to result, in an investigation or required cleanup by, or other liability (contingent or otherwise) for, the Company or any of its Subsidiaries; and (e) the Company and its Subsidiaries have not assumed, provided an indemnity with respect to or otherwise become subject to the liability of any other Person relating to Environmental Laws. The Company has made available to Purchaser copies of all environmental reports, audits and assessments and all other material documents bearing on environmental, health or safety matters relating to the Company, any of its Subsidiaries, or any of their current or former facilities, properties or operations.

3.16 Intellectual Property.

(a) Within 10 days after the date of this Agreement, the Company shall provide Purchaser with a true, correct and complete (i) list of all Registered Intellectual Property owned by, or registered in the name of, the Company or any of its Subsidiaries (for each, indicating, as applicable, the owner(s), filing or registration number, title, jurisdiction, filing date and status and, for Internet domain names, the registrant, registrar, and expiration date) and (ii) description of all material Company Software. All material Registered Intellectual Property is subsisting, and to the Knowledge of the Company, excluding any pending patent applications, valid and enforceable.

(b) The Company and its Subsidiaries solely and exclusively own all right, title, and interest in and to all Registered Intellectual Property and all other material Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries, including all Company Software (the “Company Owned IP”), and is licensed or otherwise possesses adequate rights to use pursuant to a valid license or subscription agreement, all material Intellectual Property used or held for use in, or necessary for, their respective businesses as currently conducted (collectively, and together with the Company Owned IP, the “Company Intellectual Property”), in each case free and clear of all Liens (other than Permitted Liens). The Company has not (i) sold, transferred, or otherwise divested any Intellectual Property that would be Company Owned IP, but for such sale, transfer, or divestiture, or (ii) granted any Person any exclusive right to any Company Owned IP.

(c) The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect all of the Company Owned IP, including the secrecy, confidentiality and value of the material Trade Secrets of the Company and its Subsidiaries. All past and present employees, consultants and contractors of the Company and its Subsidiaries who have had access to material Trade Secrets of the Company and its Subsidiaries or have authored, developed or otherwise created any material Company Intellectual Property for the Company, have executed written agreements pursuant to which such Person (i) is bound to maintain and protect the confidential information of the Company and its Subsidiaries, and (ii) in accordance with applicable Laws and without further consideration or any restrictions or obligations on the Company or any of its Subsidiaries, assigns to the Company or its applicable Subsidiaries all of their respective ownership rights in the Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company and its Subsidiaries.

(d) No Company Owned IP is subject to any consent, settlement, decree, order, injunction, judgment or ruling prohibiting or restricting the Company’s or any of its Subsidiaries’ use, ownership, enforcement or other exploitation or disposition thereof, except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No Company Owned IP is subject to any proceeding or outstanding decree, order, judgment or settlement agreement to which the Company or one of its Subsidiaries is a party, or, to the Knowledge of the Company, to which any third Person is a party, that restricts in any manner the use, provision, transfer, assignment or licensing thereof by the Company or its Subsidiaries or affects the validity, use or enforceability of such Company Owned IP, except for any such prohibitions or restrictions that would not have a Company Material Adverse Effect. The transactions contemplated by this Agreement and the consummation thereof will not impair any right, title or interest of the Company or any of its Subsidiaries in or to any Company Intellectual Property or material Company Systems, and all of the Company Intellectual Property and material Company Systems will be owned or available for use by the Company and its Subsidiaries immediately after the Closing on terms and conditions identical to those under which the Company and its Subsidiaries owned or used the Company Intellectual Property and material Company Systems immediately prior to the Closing.

(e) No Company Owned IP was developed by the Company or any of its Subsidiaries using (in whole or in part) government, public or private foundation, or university funding or facilities nor was it obtained from any Governmental Authority, public or private foundation, or university, and neither the Company nor any of its Subsidiaries has granted to any Governmental Authority, public or private foundation, or university, either expressly, or by any act or omission, any unlimited, unrestricted or government purpose rights, or any similar rights in Company Owned IP.

(f) There are no claims by any Person that are either pending or made or, to the Knowledge of the Company, threatened in writing since January 1, 2019, (i) alleging infringement, misappropriation, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person, or (ii) contesting the validity, use, ownership, enforceability, patentability or registrability of any material Company Owned IP, excluding any ordinary course “office actions” received by the Company or a Subsidiary in connection with the prosecution of Patents. Neither the Company nor any of its Subsidiaries has received any written notices or written requests for indemnification from any third party related to any of the foregoing matters in clauses (i) and (ii).

(g) (i) Neither the Company nor any of its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries, including the sale or licensing of the Company’s products, infringes, misappropriates, or otherwise violates or, since January 1, 2019, has infringed, misappropriated, or otherwise violated, any Intellectual Property of any Person in any material respect; (ii) neither the Company nor any of its Subsidiaries has received any written notices regarding any of the foregoing matters in clause (i) (including any cease and desist letters, demands or unsolicited offers to license any Intellectual Property from any Person); and (iii) to the Knowledge of the Company as of the date of this Agreement, no Person is infringing, misappropriating, or otherwise violating any Intellectual Property owned by the Company or any of its Subsidiaries.

(h) The Company and its Subsidiaries have not incorporated in or distributed with any Company Software or Company Product any Open Source Software in a manner that has subjected any Company Source Code to any requirement under any applicable Open Source License to distribute or otherwise disclose such Company Source Code. Neither the Company nor any of its Subsidiaries have received a written notice or request from any Person to disclose, distribute or license any Company Source Code pursuant to an Open Source License, or alleging noncompliance with any such Open Source License. The Company and its Subsidiaries possess all Company Source Code and other documentation and materials reasonably necessary for a developer competent in the programming language for such Software to compile, operate and maintain the Company Software.

(i) The Company and its Subsidiaries own, lease, license, or otherwise have the valid right to use all material Company Systems, and such Company Systems are sufficient in all material respects for the needs of the Company’s and its Subsidiaries’ businesses, and the Company and its Subsidiaries have purchased sufficient license rights for all material third party Software used in their operations. All Company Software operates in all material respects in accordance with its requirements, technical, end-user and other documentation. To the Knowledge of the Company, there are no viruses, “worms”, “time bombs”, “key-locks”, Trojan horses or similar disabling codes, programs or devices in any of the Company Software, or any other codes, programs or devices designed to disrupt or interfere with the operation of the Company Software or equipment on which the Company Software operates, or the integrity of the Data, information or signals the Company Software produces in a manner adverse to the Company, any of its Subsidiaries, any customer, licensee or other Person. The Company and its Subsidiaries have not delivered, licensed, or made available, and is not obligated to deliver, license, or make available any Company Source Code to any escrow agent or other Person who is not an employee, contractor or other service provider of the Company or any of its Subsidiaries, and any Person providing backup, source code repository, hosting and similar services to Company or its Subsidiaries.

(j) Since January 1, 2019: (i) the Company and its Subsidiaries (including the conduct of their respective businesses and their Processing of Data) have complied with all Data Security Requirements in all material respects; (ii) there has not been any Security Incident; and (iii) the Company and its Subsidiaries have taken commercially reasonable actions, including instituting commercially reasonable physical, technical, and administrative security measures and policies, to protect the security and integrity of the Company Systems, all Data stored or contained therein or transmitted thereby, and all Sensitive Information from and against unauthorized access, use, or disclosure. Since January 1, 2019, neither the Company nor any of its Subsidiaries has (i) provided or been required under any applicable Data Security Requirement to provide any notices to data owners in connection with any unauthorized access, use or disclosure of Sensitive Information, (ii) received any written complaint from any Person regarding any Data Security Requirement, Security Incident, or Sensitive Information, nor (iii) to the Knowledge of the Company, been subject to any investigations or audits by a Governmental Authority concerning any violation of Data Security Requirements, Security Incident, or Sensitive Information. The execution and delivery of this Agreement by the Company and the consummation of the Viking Transaction will not result in any violation by the Company or its Subsidiaries of any applicable Data Security Requirement, except as would not reasonably be expected to have a Company Material Adverse Effect.

3.17 Tax Matters.

(a) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has: (i) timely filed (taking into account valid extensions) all Tax Returns required to be filed by it, and all Tax Returns are true, correct and complete in all respects; (ii) timely paid all Taxes that are due and payable by it, except for those being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; and (iii) reflected or otherwise reserved against in its books in accordance with GAAP an amount reasonably adequate for the payment of all material amounts of Taxes for the taxable period subsequent to the latest period to which such Tax Returns apply.

(b) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) no audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing, except for any audit or other examination for which adequate reserves have been made (in accordance with GAAP); (ii) neither the Company nor any of its Subsidiaries has outstanding any waiver or extension of any statute of limitations on, or extended the period for the assessment or collection of any Tax; and (iii) no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or such Subsidiary, as the case may be, is or may be subject to Tax of such type in that jurisdiction.

(c) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries (or its agent) has withheld or collected from each payment made to each of its employees or any other Person the amount of all Taxes required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

(d) The Company is not and has not been, during the five-year period ending on the date hereof, a “United States real property holding corporation” within the meaning of Section 897 of the Code and any applicable regulations promulgated thereunder.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Liens for Taxes on the assets of the Company or any of its Subsidiaries other than those described in clause (i) of the definition of Permitted Liens.

3.18 Employee Benefits.

(a) Employee Plans. Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct, current and complete list of each material Employee Plan as of the date of this Agreement. With respect to each Employee Plan, copies of the following materials have been provided to Purchaser: (i) all current plan documents for each Employee Plan and all amendments thereto (and for any unwritten Employee Plan, a summary of the material terms); (ii) the most recent determination letter from the IRS with respect to any of the Employee Plans; (iii) all current summary plan descriptions, summaries of material modifications, annual reports and summary annual reports with respect to any of the Employee Plans; and (iv) all material non-routine correspondence from a Governmental Authority with respect to any of the Employee Plans.

(b) Absence of Certain Plans. Neither the Company, its Subsidiaries nor any ERISA Affiliate of the Company has maintained, sponsored or participated in, or contributed to, in the six-year period preceding the date hereof or otherwise has any liability or obligation with respect to: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA) or as described in Section 413(c) of the Code; (iii) a “defined benefit plan” as defined in the Section 3(35) of ERISA or a plan that is or was subject to the funding standards of Section 302 of ERISA or covered by Section 412 of the Code or Title IV of ERISA; or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). No event has occurred and, to the Knowledge of the Company, no condition exists that would, either directly or indirectly or by reason of the Company’s or any Subsidiary’s affiliation with any ERISA Affiliate, subject the Company or any of its Subsidiaries to any material Tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable Laws.

(c) Compliance. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan has been established, maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code, the Patient Protection and Affordable Care Act and any applicable regulatory guidance issued by any Governmental Authority. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a favorable determination letter issued by the IRS regarding such qualified status or is maintained pursuant to a prototype or volume submitter document approved by the IRS and is entitled to rely on a favorable opinion letter issued by the IRS with respect to such prototype or volume submitter document, and (ii) to the Knowledge of the Company, no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(d) Contributions. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) all contributions, premiums, reimbursements or other payments that are due and owing to or in respect of any Employee Plan have been paid, and (ii) all such contributions, premiums, reimbursements or other payments for any period ending on or before the Closing Date that are not yet due have been (or will be prior to the Closing Date) paid or properly accrued (in accordance with GAAP, to the extent applicable).

(e) No Post-Termination Welfare Benefit Plan. No Employee Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) provides, and neither the Company nor any of its Subsidiaries has committed to or otherwise has any obligation to provide, post-termination or retiree life insurance or welfare benefits to any Person, except as may be required by Section 4980B of the Code or any similar Law for which the covered Person pays the full premium cost of coverage.

(f) Employee Plan Legal Proceedings. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Legal Proceedings or claims pending or, to the Knowledge of the Company, threatened on behalf of, against or in relation to, any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan, other than routine claims for benefits, and there is no fact or circumstance that could reasonably be expected to give rise to any such Legal Proceeding or claim. There have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Employee Plan involving the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person, that could reasonably be expected to result in material liability to the Company or any of its Subsidiaries.

(g) Impact of the Transaction on Employee Plans. Neither the execution or delivery of this Agreement nor the consummation of the Viking Transaction (alone or in conjunction with the Casdin Transaction or any other actions contemplated by this Agreement or the Casdin Purchase Agreement) will constitute a “change in control,” “change of control,” or term of similar meaning under any Employee Plan including, for the avoidance of doubt, any Company Stock Plan. Neither the execution or delivery of this Agreement nor the consummation of the

Viking Transaction (either alone or in conjunction with the Casdin Transaction or any other actions contemplated by this Agreement or the Casdin Purchase Agreement) could (alone or in conjunction with any other event) result in (i) any of the following with respect to any current or former employee, officer, director, independent contractor or other service provider of the Company or any Subsidiary of the Company: (A) severance pay upon any termination of employment or service, or any increase thereof, (B) any payment, compensation or benefit becoming due, or increase thereof, (C) the acceleration of the time of payment or vesting of any payment, compensation or benefit, or (D) any funding (through a grantor trust or otherwise) of any compensation benefit; (ii) any other liability or obligation pursuant to any of the Employee Plans; (iii) result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust; or (iv) the payment an amount that could, individually or in combination with any other payment or benefit, be characterized as an “excess parachute payment” within the meaning of Section 280G(1) of the Code.

(h) Section 409A. Each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been administered, operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such Section and such guidance have been applicable to such Employee Plan. No Employee Plan, agreement or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is otherwise bound obligates the Company to compensate, gross-up, indemnify or reimburse any Person in respect of Taxes pursuant to Section 409A or 4999 of the Code.

(i) Foreign Benefit Plans. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, with respect to each Employee Plan that is subject to the Laws of a jurisdiction other than the United States (whether or not United States Law also applies) (a “Foreign Benefit Plan”): (i) all employer and employee contributions to each Foreign Benefit Plan required by Law or by the terms of such Foreign Benefit Plan have been made, or if applicable, accrued in accordance with normal accounting practices, (ii) each Foreign Benefit Plan required to be registered has been registered and each Foreign Benefit Plan has been maintained in good standing with applicable Governmental Authorities and in compliance with all applicable Laws, (iii) each Foreign Benefit Plan intended to receive favorable tax treatment under applicable tax Laws, to the extent applicable, has been qualified or similarly determined by applicable Governmental Authorities to satisfy the requirements of such Laws, (iv) no Foreign Benefit Plan is a defined benefit or similar type of plan or arrangement, and (v) no Foreign Benefit Plan has any material unfunded liabilities, nor are any unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.

3.19 Labor Matters.

(a) Union Activities. There are no collective bargaining agreements, labor union contracts, trade union agreements, works council agreements or any other agreements or arrangements with an employee representative body (each, a “Collective Bargaining Agreement”) to which the Company or any of its Subsidiaries is a party to or is bound and no employees of the Company or any of its Subsidiaries are represented by any labor union, works council or other labor organization with respect to their employment with the Company or any of its Subsidiaries. There are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s Knowledge, threatened to be brought or filed with or before the National Labor Relations Board or any other labor relations Governmental Authority with respect to representation of any such employees in respect of their employment with the Company or any of its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries and no labor union, works council, other labor organization, or group of employees of the Company or its Subsidiaries has made a demand for recognition or certification. Since January 1, 2017, (i) there have been no union organizing or union election activities or attempts to bargain collectively and (ii) there have been no strikes, lockouts, slowdowns, work stoppages, picketing, concerted refusal to work overtime, handbilling, demonstrations, leafletting, arbitrations, grievances or lockouts (in each case involving labor matters) or other material labor disputes against or affecting the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(b) Employment Law. Each of the Company and its Subsidiaries is, and has been since January 1, 2019, in compliance with all Labor Laws, except for such noncompliance that has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each employee, independent contractor and service provider who is providing, or in the past three (3) years has provided, services to the Company or any of its Subsidiaries has all work permits, immigration permits, visas or other authorizations required by applicable Law. Each of the Company and its Subsidiaries has met all requirements under Laws relating to employment of foreign citizens and residents, including all Form I-9 requirements.

(c) The Company has not incurred any liability or obligation under the WARN Act that remains unsatisfied. With respect to the employees of the Company and its Subsidiaries, during the last 12 months, there has been no mass layoff, plant closing, shutdown or term of similar import that triggered the WARN Act.

(d) No current employee of the Company or any of its Subsidiaries with an annualized base salary from the Company at or above $250,000 is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, non-solicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or any of its Subsidiaries; or (ii) to the Knowledge of the Company, owed to any third party with respect to such Person’s right to be employed or engaged by the Company or any of its Subsidiaries.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no pending, or to the Company’s Knowledge, threatened Legal Proceedings against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any employee, independent contractor or service provider, any current or former leased employee, intern, volunteer or “temp” of the Company or any of its Subsidiaries, or Person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging: (i) violation of any Labor Laws; (ii) breach of any Collective Bargaining Agreement; (iii) breach of any express or implied contract of Law; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission.

(f) Since January 1, 2019, the Company has not incurred any material liability with respect to the classification of any Person as (i) an individual independent contractor rather than an employee, or (ii) an “exempt” employee rather than a “non-exempt” employee (within the meaning of the Fair Labor Standards Act and state Law), and no such Person has been improperly included or excluded from any Employee Plan. Neither the Company nor any of its Subsidiaries has notice of any pending or, to the Company’s Knowledge, threatened, inquiry or audit from any Governmental Authority concerning any such classifications.

(g) Since January 1, 2019, there have been no Legal Proceedings or settlements involving allegations of sexual or other unlawful harassment or discrimination.

3.20 Compliance with Laws.

(a) The Company and each of its Subsidiaries is, and since January 1, 2019 has been, in compliance in all material respects with all Laws that are applicable to the Company or any of its Subsidiaries or to the conduct of the business or operations of the Company or any its Subsidiaries.

(b) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since January 1, 2019 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of the businesses of the Company or any of its Subsidiaries; and (iii) since January 1, 2019, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization.

3.21 Anti-Corruption; International Trade.

(a) Since January 1, 2017, none of the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees has, nor, to the Knowledge of the Company, have any of their agents or other Person acting on their behalf, violated any Anti-Corruption Laws, nor has the Company, any Subsidiary of the Company, any of their respective directors, officers, or employees nor, to the Knowledge of the Company, any other Representative of the Company or any of its Subsidiaries offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, including cash, checks, wire transfers, tangible and intangible gifts, favors, services, or those entertainment and travel expenses that go beyond what is reasonable and customary, to any Government Official or to any Person for the purpose of influencing any act or decision of a Government Official in their official capacity, securing any improper advantage, or assisting the Company or any Subsidiary of the Company in obtaining or retaining business, in each case in violation of any Anti-Corruption Laws.

(b) The Company, each of its Subsidiaries, and their respective directors, officers and, to the Knowledge of the Company, employees and other Representatives are in compliance in all material respects with all applicable Laws relating to imports, exports and economic sanctions, including all applicable Laws administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department (including the Directorate of Defense Trade Controls), the U.S. Commerce Department’s Bureau of Industry and Security (“BIS”), or U.S. Customs and Border Protection (“Trade Laws”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, since January 1, 2017, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers or, to the Knowledge of the Company, employees or other Representatives has been a party to any Contract or engaged in any transaction or other business, directly or indirectly, (i) in breach of any applicable Trade Laws or (ii) to the extent it would be prohibited under applicable Trade Laws, with any Governmental Authority or other Person that (A) appears on any applicable list of sanctioned parties (including any Person that appears on OFAC’s Specially Designated Nationals and Blocked Persons List or Sectoral Sanctions Identification List or BIS’s Denied Persons, Entity, or Unverified Lists), (B) is located or organized in any country or territory that is, or at the time of the transaction or business was, subject to comprehensive OFAC sanctions (including Cuba, Iran, North Korea, Syria or the Crimea region of Ukraine) or (C) is 50% or more owned or otherwise controlled by a Person described in clause (A) or (B).

3.22 Compliance with Healthcare Laws and Regulations.

(a) Any preclinical and clinical studies subject to regulatory oversight by a Governmental Authority and conducted by or on behalf of or sponsored by the Company or its Subsidiaries, or in which the Company or its Subsidiaries have participated, were (and, if still pending, are being) conducted in all material respects in accordance with all applicable statutes and all applicable rules and regulations of the U.S. Food and Drug Administration (the “FDA”) and comparable regulatory agencies outside of the United States to which they are subject, including the European Medicines Agency (collectively, the “Healthcare Authorities”) and Good Clinical Practice and Good Laboratory Practice requirements. The Company and its Subsidiaries have operated at all times and are currently in compliance in all material respects with all statutes, rules and regulations applicable to the ownership, testing, development, marketing, promotion, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any product manufactured, distributed or sold by or on behalf of the Company or any of its Subsidiaries (each, a “Company Product”), including all statutes, rules and regulations of the Healthcare Authorities, except where such non-compliance would not, individually or in the aggregate, be material. Neither the Company nor any of its Subsidiaries have received any written notices, correspondence or other communications from the Healthcare Authorities or any other governmental agency requiring or threatening the termination or suspension of any of the Company’s activities.

(b) Since January 1, 2019, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Subsidiary has voluntarily or involuntarily initiated, conducted or issued, caused to be initiated, conducted or issued, any recall, field corrective action, market withdrawal, seizure, suspension, safety alert, written warning, “dear doctor” letter, investigator notice to healthcare wholesalers, healthcare distributors, healthcare retailers, healthcare professionals or patients

(including any action required to be reported or for which records must be maintained under 21 C.F.R. Part 806) relating to any Company Product (collectively, a “Recall”) or, as of the date hereof, currently intends to initiate, conduct or issue any Recall of any Company Product. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has received any written notice from the FDA or any other Healthcare Authority regarding (i) any Recall of any Company Product, (ii) a change in the marketing status or classification, or a material change in the labeling, of any such Company Product or (iii) a notice of non-coverage from a Healthcare Authority in the reimbursement status of a Company Product (not including any routine adjustments made to the amount of reimbursement).

3.23 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, there are no current Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective assets, operations or properties or relating to the Transaction Documents or the transactions contemplated hereby or thereby, nor, since January 1, 2019, has the Company or any of its Subsidiaries made any voluntary or involuntary disclosures of non-compliance with applicable Law to any Governmental Authority.

(b) No Orders. Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, or that would prevent or materially impair or materially delay, or would reasonably be expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction, neither the Company nor any of its Subsidiaries (nor any of its or their respective properties) is subject to any order of any kind or nature.

3.24 Insurance. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have all policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such cancellations and defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.25 Related Party Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or executive officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been disclosed in the Company SEC Reports.

3.26 Brokers. Except for Jefferies LLC, there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Viking Transaction or the other transactions contemplated by this Agreement or the other Transaction Documents. The Company has made available to Purchaser the engagement letter of Jefferies.

3.27 Other Agreements. The Company has provided to Purchaser, prior to the execution and delivery of this Agreement, a true, complete and correct copy of the Casdin Purchase Agreement which, on execution of this Agreement, shall be in full force and effect. The Company has not entered into any other agreement, arrangement or understanding with the Casdin Purchaser or any of its respective Affiliates with respect to any securities of the Company or any of its Subsidiaries, the transactions contemplated by the Casdin Purchase Agreement or the payment of any fees or expenses in connection therewith, except for any non-disclosure agreements or term sheets with the Casdin Purchaser or its Affiliates.

3.28 Investment Company Status. Neither the Company nor any of its Subsidiaries is, and immediately after the Closing hereunder, none of the Company nor any of its Subsidiaries will be, required to be registered as an “investment company” under the Investment Company Act of 1940.

3.29 Sale of Securities. Without limiting the foregoing, neither the Company nor, to the Knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Series B-2 Preferred Stock, and neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Series B-2 Preferred Stock under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available.

3.30 No Rights Agreement; Anti-Takeover Provisions. As of the date of this Agreement, neither the Company nor any of its Subsidiaries is party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.

3.31 Registration Rights. Except as contemplated by the Registration Rights Agreement, no Person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act.

3.32 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither Purchaser nor any other Person makes, or has made, any representation or warranty relating to Purchaser or any of its businesses, operations or otherwise in connection with this Agreement or the Transactions; and

(ii) Purchaser hereby disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, in any other Transaction Document or in any certificate delivered by Purchaser pursuant to this Agreement, it is not acting, by entering into this Agreement or consummating the Transactions, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available in connection with the Transactions, in connection with presentations by Purchaser’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

4.1 Organization; Good Standing. Purchaser is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization. Purchaser has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its material properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement. Purchaser is not in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. Purchaser has the requisite corporate power and authority to: (a) execute and deliver this Agreement and the other applicable Transaction Documents; (b) perform its covenants and obligations hereunder and thereunder; and (c) consummate the Viking Transaction and the other transactions contemplated by this Agreement and the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by Purchaser, the performance by Purchaser of its covenants and obligations hereunder and the consummation of the Viking Transaction and the transactions contemplated by this Agreement and the other applicable Transaction Documents have been duly authorized by all necessary action on the part of Purchaser and no additional action on the part of Purchaser is necessary. This Agreement and each other applicable Transaction Documents have been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by the Company, constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (ii) is subject to general principles of equity.

4.3 Non-Contravention. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its covenants and obligations hereunder, and the consummation of the Viking Transaction and the other transactions contemplated by this Agreement and the other applicable Transaction Documents do not: (a) violate or conflict with any provision of the Organizational Documents of Purchaser; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law or order applicable to Purchaser or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of Purchaser, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of Purchaser in connection with: (a) the execution and delivery of this Agreement by Purchaser; (b) the performance by Purchaser of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Viking Transaction and the other transactions contemplated by this Agreement, except (i) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement.

4.5 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of Purchaser, threatened against Purchaser that would, individually or in the aggregate, prevent or materially delay Purchaser’s ability to consummate the Viking Transaction.

(b) No Orders. Purchaser is not subject to any order of any kind or nature that would prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement.

4.6 Ownership of Company Common Stock. Neither Purchaser nor any of its “affiliates” or “associates” is or, during the three years prior to the date of this Agreement, has been an “interested stockholder” (in each case, as such quoted terms are defined under Section 203 of the DGCL) of the Company. Neither Purchaser nor any of its “affiliates” or “associates” (as those terms are defined in Section 203 of the DGCL) beneficially owns, directly or indirectly, any shares of Company Common Stock or any other security convertible into, exchangeable for or exercisable for shares of Company Common Stock. Other than with its Affiliates, Purchaser is not a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons with respect to any securities of the Company (it being understood that in no event will the Casdin Purchaser or any of its Affiliates be deemed to be Affiliates of Purchaser for purposes of this Section 4.6).

4.7 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Purchaser or any of its Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries in connection with the Viking Transaction.

4.8 Sufficient Funds. (a) (i) VGO Drawdown will have at the Closing sufficient funds to enable VGO Drawdown to pay in full at the Closing the entire amount of the VGO Drawdown Purchase Price and all other amounts payable by VGO Drawdown hereunder in immediately available cash funds and (ii) VGO Drawdown has uncalled capital commitments or otherwise has available funds in excess of the VGO Drawdown Purchase Price and all other amounts payable by VGO Drawdown pursuant to this Agreement and (b) (i) VGO Illiquid Investments will have at the Closing sufficient funds to enable VGO Illiquid Investments to pay in full at the Closing the entire amount of the VGO Illiquid Investments Purchase Price and all other amounts payable by VGO Illiquid Investments hereunder in immediately available cash funds (ii) VGO Illiquid Investments has uncalled capital commitments or otherwise has available funds in excess of the VGO Illiquid Investments Purchase Price and all other amounts payable by VGO Illiquid Investments pursuant to this Agreement.

4.9 Unregistered Securities.

(a) Investor Status; Sophisticated Purchaser. Purchaser is an “accredited investor” within the meaning of Regulation D of the Securities Act and is able to bear the risk of its investment in the Purchased Shares. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Purchased Shares.

(b) Information. Purchaser and its Representatives have been furnished with (i) materials relating to the business, finances and operations of the Company, (ii) materials relating to the offer and sale of the Purchased Shares and (iii) materials relating to the Viking Transaction, in each case, that have been requested by Purchaser. Purchaser and its Representatives have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted at any time by Purchaser and its Representatives shall modify, amend or affect Purchaser’s right (i) to rely on the Company’s representations and warranties contained in Article III above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Purchaser understands that its purchase of the Purchased Shares involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Shares.

(c) Legends. Purchaser understands that any certificate or book-entry position evidencing Acquired Shares will bear the restrictive legend set forth in the Certificate of Designations.

(d) Purchase Representations. Purchaser is purchasing the Purchased Shares for its own account, the account of its Affiliates, or the accounts of clients for whom Purchaser exercises discretionary investment authority (all of whom Purchaser hereby represents and warrants are “accredited investors” within the meaning of Regulation D of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. Purchaser has been advised and understands that the Purchased Shares have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the requirements of the Securities Act (or if eligible, pursuant to Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act). Purchaser has been advised and understands that the Company, in issuing the Purchased Shares, is relying upon, among other things, the representations and warranties of Purchaser contained in this Section 4.9 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(e) Rule 144. Purchaser understands that there is no public trading market for the Purchased Shares, that none is expected to develop and that the Purchased Shares shall be held indefinitely unless and until the Purchased Shares are registered under the Securities Act or an exemption from registration is available. Purchaser has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) Reliance by the Company. Purchaser understands that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws and that the Company is relying on the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Purchased Shares.

4.10 Stockholder and Management Arrangements. Except for the Transaction Documents or as previously disclosed to the Company in writing, neither Purchaser nor any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries: (a) relating to this Agreement, the Casdin Transaction or the Viking Transaction, (b) pursuant to which any holder of Company Common Stock has agreed to approve this Agreement or (c) pursuant to which any Person has agreed to provide, directly or indirectly, an equity investment to the Purchaser or the Company to finance any portion of the Transaction.

4.11 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as qualified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither the Company nor any other Person makes, or has made, any representation or warranty relating to the Company, its Subsidiaries, or any of its or their businesses, operations or otherwise in connection with this Agreement or the Transactions; and

(ii) the Company hereby disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure to Purchaser or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as qualified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered by the Company pursuant to this Agreement, it is not acting, by entering into this Agreement or consummating the Transactions, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Purchaser or any of its Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Transactions, in connection with presentations by the Company’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or by COVID-19 Measures or (d) as approved in advance in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall, and shall cause each of its Subsidiaries to, (i) conduct its business in all material respects in the ordinary course of business, and (ii) use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

5.2 Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or by COVID-19 Measures or (d) as approved in advance in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a) take any action set forth in Section 13(b) or 13(c) of the Certificate of Designations;

(b) acquire or agree to acquire, directly or indirectly, by purchase, merger, consolidation or otherwise, any equity or assets constituting all or a material portion of the business of (or any division of the business of) another Person;

(c) sell, assign, transfer, license (other than non-exclusive licenses in the ordinary course of business consistent with past practice), sublicense, abandon, permit to lapse, grant a covenant not to sue, or otherwise dispose of any material Company Owned IP (other than non-exclusive licenses or sublicenses granted in the ordinary course of business);

(d) disclose, release or otherwise fail to maintain the confidential nature of any source code to Company Software or other Trade Secrets;

(e) (i) authorize for issuance, issue, deliver, sell or transfer or agree or commit to issue, deliver, sell or transfer any shares of capital stock of or other equity interest or convertible security in the Company or any of its Subsidiaries or other rights of any kind to acquire, any shares of capital stock of or any other equity interest in the Company or any of its Subsidiaries, other than (A) the issuance of capital stock or other equity interests pursuant to any Employee Plan, (B) the issuance of capital stock or other equity interests from any wholly owned Subsidiary to the Company or any other wholly owned Subsidiary of the Company or (C) the issuance of Company Common Stock pursuant to the Company Notes; (ii) amend or modify any term or provision of any of the Company’s outstanding equity securities; or (iii) accelerate or waive any restrictions pertaining to the vesting of any Company equity-based awards or warrants or other rights of any kind to acquire any shares of capital stock or other equity interests in the Company;

(f) reclassify, combine, split or subdivide any capital stock of the Company or any of its Subsidiaries or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company or any of its Subsidiaries, except for, with respect to any Subsidiary of the Company, any intercompany restructuring, recapitalization or similar transaction that will not prevent or delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement or result in any adverse impact on Purchaser;

(g) except as required under the terms of any Employee Plan or as set forth in Section 5.2(g) of the Company Disclosure Letter, (i) increase the compensation or benefits payable to any current or former (A) director, (B) executive officer, or (C) employee or independent contractor, other than increases with respect to employees at the Director level or below in the ordinary course of business consistent with past practice, by no more than ten percent of such individual’s compensation or benefits payable immediately prior to such increase, and as otherwise not prohibited by Section 5.2(h), (ii) accelerate the vesting or payment of any Employee Plan or other compensation or benefit plan, program, agreement or arrangement for, any director, employee or independent contractor, (iii) enter into, adopt, amend, terminate or increase the coverage or benefits available under any Employee Plan (or other compensation or benefit plan, program, agreement or arrangement that would be an Employee Plan if in effect on the date of this Agreement), other than ordinary course changes in relation to annual renewals, or (iv) grant any equity or equity-based awards of the Company or any of its Subsidiaries to any director, employee or independent contractor of the Company or any of its Subsidiaries;

(h) (i) hire, offer to hire or promote any new Person with an annual salary or annualized fee in excess of $250,000, (ii) terminate the employment or service of any employee with an annual salary or annualized fee in excess of $250,000 or any employee with a title of Director or above of the Company or any of its Subsidiaries other than for “cause” or (iii) institute any general layoff of employees or implement any plant closings, reductions in force, furloughs, temporary layoffs, early retirement plan or announce the planning of any such action;

(i) enter into, amend or extend any Collective Bargaining Agreement or other Contract with any union or similar labor organization;

(j) waive or release any material noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement or other restrictive covenant obligation of any current or former employee or independent contractor;

(k) (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than investments by the Company or a wholly owned Subsidiary of the Company to a wholly owned Subsidiary of the Company or the Company or advances of expenses to any director, officer, employee or agent of the Company in connection with advancement obligations in effect on the date of this Agreement, (ii) incur, assume or modify any indebtedness or (iii) assume, guarantee, endorse, grant a lien (other than a Permitted Lien or any lien on Intellectual Property) on any of the Company’s assets as security or otherwise become liable for indebtedness of another Person (excluding the Company or any of its Subsidiaries); or

(l) agree, resolve, authorize or commit to take any action prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall (i) cease and cause to be terminated any discussions or negotiations with any Person and its Affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) that would be prohibited by this Section 5.3(a) and (ii) terminate all physical and electronic data room access previously granted to any such Person, its Affiliates and their respective Representatives. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company and its Subsidiaries shall not, and shall cause their respective directors, officers and employees, and shall instruct their other Representatives not to, directly or indirectly: (A) solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, induce, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; (B) furnish to any Person (other than Purchaser, the Casdin Purchaser (solely with respect to the Casdin Transaction) or their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case to knowingly encourage, facilitate or assist an Acquisition Proposal or any inquiries relating to, or the making of, any proposal that could reasonably be expected to lead to an Acquisition Proposal; (C) participate, continue or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.3 or contacting such Person making any unsolicited Acquisition Proposal to clarify the terms and conditions thereof); (D) approve, endorse or recommend an Acquisition Proposal; or (E) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall not be required to enforce, and shall be permitted to waive, any provision of any standstill or confidentiality agreement to permit any proposal to be made to the Company Board (or any committee thereof). In furtherance and not in limitations of the other provisions of this Section 5.3, the Company agrees that if it (i) permits any of its Representatives (other than an employee or consultant of the Company who is not an executive officer of the Company) to take any action or (ii) is made aware of an action by one of its Representatives (other than an employee or consultant of the Company who is not an executive officer of the Company) and does not use its reasonable best efforts to prohibit or terminate such action and, in each case, such action would constitute a material breach of this Section 5.3 if taken by the Company during the period from the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, then such action shall be deemed to constitute a breach by the Company of this Section 5.3.

(b) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. At no time after the date of this Agreement until the earlier of the termination of this Agreement or the Closing Date shall the Company Board (or a committee thereof) (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Purchaser; (ii) publicly adopt, approve or recommend an Acquisition Proposal; (iii) in connection with a tender or exchange offer by a third party, fail to recommend against such offer by the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with an Acquisition Proposal (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3(b)); (iv) fail to include the Company Board Recommendation in the Proxy Statement; or (v) enter into any Contract or letter of intent regarding an Acquisition Proposal (any action described in clauses (i) through (iv), a “Company Board Recommendation Change”).

(c) Company Board Recommendation Change. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(i) the Company has provided prior written notice to Purchaser and the Casdin Purchaser at least five Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) made such determination; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(c), which notice shall specify the basis for such Company Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event and copies of all relevant documents relating thereto;

(ii) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such five Business Day period, shall have negotiated with Purchaser, the Casdin Purchaser and their respective Representatives in good faith (to the extent that Purchaser or the Casdin Purchaser desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) would no longer determine that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and

(iii) at the end of such five Business Day period and taking into account any adjustments to the terms and conditions of this Agreement and the Casdin Purchase Agreement, the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties pursuant to applicable Law.

For the avoidance of doubt, the determination by the Company Board (or a committee thereof) that an Intervening Event has occurred or the delivery by the Company of a notice contemplated by this Section 5.3(c) shall not constitute a Company Board Recommendation Change if otherwise in compliance with this Section 5.3.

(d) Notice. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall promptly (and, in any event, within 24 hours) notify Purchaser if any offers or proposals that constitute an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives. Such notice shall include a summary of the material terms and conditions of such offer, proposal, request, inquiry, discussions or negotiations, including the identity of the Person making any such offer, proposal, request or inquiry or seeking to engage in such discussions or negotiations, and a copy of any written documents in connection therewith (including any updates or amendments thereto).

(e) Certain Disclosures. Nothing in this Agreement shall prohibit the Company or the Company Board (or a committee thereof) from (i) taking and disclosing to the Company Stockholders a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, it being understood that any such statement or disclosure made by the Company Board (or a committee thereof) shall be subject to the terms and conditions of this Agreement and nothing in this Section 5.3(e) shall permit the Company to make a Company Board Recommendation Change.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Purchaser, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, Purchaser and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. On the terms and subject to the conditions set forth in this Agreement, Purchaser shall (and shall cause its Affiliates to, if applicable), on the one hand, and the Company shall, on the other hand, use their respective reasonable best efforts to (x) take (or cause to be taken) all actions, (y) do (or cause to be done) all things and (z) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Viking Transaction, including by using reasonable best efforts to:

(i) cause the conditions to the Viking Transaction set forth in Article VII to be satisfied;

(ii) (A) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities and (B) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Viking Transaction;

(iii) obtain all consents, waivers and approvals and delivering all notifications from or to any third parties in connection with this Agreement and the consummation of the Viking Transaction that are necessary or advisable to consummate the Viking Transactions; and

(iv) execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Viking Transaction.

(b) Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

(c) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries shall be required to agree to: (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty); or (iii) material conditions or obligations, including amendments to existing conditions and obligations, in each case, in connection with the Viking Transaction, including in connection with obtaining any consent pursuant to any Material Contract.

6.2 Antitrust Filings.

(a) Filing Under Antitrust Laws. Purchaser and the Company shall (i) cooperate and coordinate with the other in determining whether any filings are required by applicable Antitrust Laws in connection with the Viking Transaction and, solely after the Closing and upon written notice by Purchaser to the Company, the conversion of Series B-2 Preferred Stock into Company Common Stock (the “Series B-2 Conversion”), (ii) cooperate and coordinate

(and cause its respective Affiliates to cooperate and coordinate) with the other in the making of any required filings with any Governmental Authority as are required by applicable Antitrust Laws in connection with the Viking Transaction and the Series B-2 Conversion; (iii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (v) use reasonable best efforts to take all action necessary, proper or advisable to (A) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws (to the extent applicable to this Agreement, the Viking Transaction or the Series B-2 Conversion (as applicable)) and (B) obtain any required consents pursuant to any HSR Act or Antitrust Laws (to the extent applicable to this Agreement, the Viking Transaction or the Series B-2 Conversion (as applicable)), in each case as promptly as reasonably practicable. Purchaser (and its Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, shall promptly inform the other of any communication from any Governmental Authority regarding the Viking Transaction and the Series B-2 Conversion (as applicable) in connection with such filings. If either Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Viking Transaction or the Series B-2 Conversion pursuant to any Antitrust Law applicable to the Viking Transaction or the Series B-2 Conversion (respectively), then such Party shall make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided, that neither Party may extend any waiting period or enter or propose to enter into any agreement, commitment or understanding with any Governmental Authority without the permission of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

(b) Cooperation. In furtherance and not in limitation of the foregoing, the Company and Purchaser shall (and shall cause their respective controlling Persons, controlled Affiliates and Subsidiaries, respectively, to), subject to any restrictions under applicable Laws: (i) promptly notify the other Party of, and, if in writing, furnish the other with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Viking Transaction and the Series B-2 Conversion and permit the other Party to review and discuss in advance (and to consider in good faith any comments made by the other Party in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Viking Transaction and the Series B-2 Conversion (as applicable) to a Governmental Authority; (ii) keep the other Party informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Viking Transaction and the Series B-2 Conversion (as applicable) and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Viking Transaction and the Series B-2 Conversion (as applicable); and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Viking Transaction or the Series B-2 Conversion without giving the other party reasonable prior notice of such meeting or discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Subject to restrictions under applicable Law, Purchaser shall not, without the prior written consent of the Company, extend or offer or agree to extend any waiting period under the HSR Act or any other Antitrust Law, or enter into any agreement with any Governmental Authority related to this Agreement, the transactions contemplated by this Agreement or the Series B-2 Conversion. However, the Company and Purchaser may each designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided, that each of the Company and Purchaser may redact any valuation and related information before sharing any information provided to any Governmental Authority with the other Party on an “outside counsel” only basis, and that the Company and Purchaser shall not in any event be required to share information that benefits from legal privilege with the other Party, even on an “outside counsel” only basis, where this would cause such information to cease to benefit from legal privilege.

(c) Other Action. Purchaser shall not, directly or indirectly (whether by merger, consolidation or otherwise), acquire (or agree to acquire) any business, corporation partnership, association or other business organization or division or part thereof, or any securities or collection of assets, if doing so would reasonably be expected to prevent or materially delay the consummation of the Viking Transaction.

(d) Limitations on Action. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement, including this Section 6.2, shall require or obligate Purchaser or any of its Affiliates to agree, propose, commit to, or effect, or otherwise be required, by consent decree, hold separate, or otherwise, any sale, divestiture, hold separate, or any other action otherwise limiting the freedom of action in any respect with respect to any businesses, products, rights, services, licenses, assets, or interest therein, of Purchaser or any Affiliate.

6.3 Proxy Statement.

(a) Proxy Statement. As promptly as practical following the date of this Agreement, the Company (with the assistance and cooperation of Purchaser as reasonably requested by the Company) shall prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting, and the Company shall use its reasonable best efforts to make such filing within 15 days of the date of this Agreement. Subject to Section 5.3(c), the Company shall include the Company Board Recommendation in the Proxy Statement. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide Purchaser and its counsel with a reasonable opportunity to review and to comment on such document or response, which comments the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or Purchaser for inclusion or incorporation by reference in the Proxy Statement, as of the date it or any amendment or supplement is mailed to the Company Stockholders and at the time of the Company Stockholder Meeting, shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(b) Furnishing Information. The Company, on the one hand, and Purchaser, on the other hand, shall furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Company Stockholder Meeting any information relating to the Company, Purchaser or any of their respective Affiliates should be discovered by the Company, on the one hand, or Purchaser, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other, and an appropriate amendment or supplement to such filing describing such information shall be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders.

(c) Consultation Prior to Certain Communications. The Company and its Affiliates, on the one hand, and Purchaser and its Affiliates, on the other hand, shall not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(d) Notices. The Company, on the one hand, and Purchaser, on the other hand, shall advise the other, promptly after it receives notice thereof, of (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement, (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(e) Dissemination of Proxy Statement. Subject to applicable Law, the Company shall use its reasonable best efforts to cause the definitive Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. Within 10 calendar days after the date of this Agreement (and thereafter as reasonably determined by the Company in consultation with Purchaser), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Company Stockholder Meeting that is 20 Business Days after the date of such “broker search.” Following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (taking into account the time necessary to solicit proxies for the approval of the Transactions and the Certificate of Amendment) following the mailing of the Proxy Statement to the Company Stockholders, which mailing shall be initiated in accordance with Section 6.3(e). Unless there has been a Company Board Recommendation Change in accordance with Section 5.3(c), the Company shall use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing shall prevent the Company from postponing or adjourning the Company Stockholder Meeting: (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approval; (ii) if there are holders of an insufficient number of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or receives a request from the SEC or its staff to do so; or (iv) if the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is required under applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders. Notwithstanding the foregoing, (A) the Company shall not, without the prior written consent of Purchaser, postpone the Company Stockholder Meeting for more than 20 Business Days in the aggregate and (B) the Company shall, at the request of Purchaser, to the extent permitted by applicable Law, adjourn the Company Stockholder Meeting to a date specified jointly by Purchaser and the Company (acting in good faith and taking into account the time necessary to solicit proxies) if a quorum is absent at the Company Stockholder Meeting or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approval (it being understood that Purchaser shall not be able to cause the Company to adjourn the Company Stockholders Meeting to a date that is less than 10 Business Days before the Termination Date).

(c) Meeting Obligation. For the avoidance of doubt, the Company’s obligations pursuant to this Section 6.4 shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of an Acquisition Proposal or (ii) any Company Board Recommendation Change.

6.5 Anti-Takeover Laws. The Company and Purchaser shall (a) take all actions within their power to ensure that no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation is or becomes applicable to the Transactions or any other transactions contemplated by this Agreement or the other Transaction Documents and (b) if any “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation becomes applicable to the Transactions or any other transactions contemplated by this Agreement or the other Transaction Documents, take all actions within their power to ensure that the Transactions may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions.

6.6 Use of Proceeds. The Company shall use the proceeds of the VGO Drawdown Purchase Price and the VGO Illiquid Investments Purchase Price paid by Purchaser, together with the proceeds of the purchase price paid by the Casdin Purchaser pursuant to the Casdin Purchase Agreement to pay the Company’s expenses related to the Casdin Transaction, the Viking Transaction, for working capital, for mergers and acquisitions and for general corporate purposes.

6.7 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall afford Purchaser reasonable access, consistent with applicable Law, during normal business hours, on reasonable advance notice provided in writing to the General Counsel of the Company, or another Person designated in writing by the Company, to the properties, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information (in which case, the Company shall use reasonable best efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) in compliance with such applicable Law or Contract), (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information (in which case, the Company shall use reasonable best efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without jeopardizing such privilege), (c) such disclosure relates to interactions with other prospective buyers or transaction partners of the Company or the negotiation of this Agreement and the transactions contemplated hereby, or information relating to the analysis, valuation or consideration of the Transactions or the other transactions contemplated hereby, in each case, subject to Section 5.3, which shall not be limited by this Section 6.7 or (d) access would result in the disclosure of any trade secrets of third Persons. Nothing in this Section 6.7 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 6.7 shall be conducted in a manner that is consistent with all applicable COVID-19 Measures and (i) that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries shall be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media of the sort generally referred to as a “Phase II” environmental investigation. The terms and conditions of the Confidentiality Agreement shall apply to any information obtained by Purchaser or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.7. Notwithstanding anything to the contrary in this Agreement, each Party may satisfy its obligations set forth in this Section 6.7 by electronic means if physical access would not be permitted under applicable COVID-19 Measures.

6.8 Information Rights. Following the Closing Date, so long as Purchaser Parties, collectively, continue to beneficially own at least 25% of the Acquired Shares (including shares of Company Common Stock issued on conversion of such Acquired Shares), calculated on an as-converted basis (without giving effect to any limitations on conversion in the Certificate of Designations), the Company shall publicly file with the SEC or provide Purchaser with the following:

(a) within 90 days after the end of each fiscal year of the Company, the Company’s Form 10-K for the applicable fiscal year, which shall include: (i) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year; (ii) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year; and (iii) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; and

(b) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, the Company’s Form 10-Q for the applicable fiscal quarter, which shall include: (i) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter; (ii) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter; and (iii) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter.

6.9 Notification of Certain Matters.

(a) Notification by the Company. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall promptly give written notice to Purchaser on having Knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant of the Company contained in this Agreement that would reasonably be expected to cause any conditions to Closing set forth in Section 7.2(a), Section 7.2(b) or Section 7.2(c) to not be satisfied; provided, that the Company’s breach of its obligations pursuant to this Section 6.9(a) shall not cause the condition to Closing set forth in Section 7.2(b) to not be satisfied. No such notification shall affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Purchaser to consummate the Viking Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Purchaser pursuant to this Section 6.9(a).

(b) Notification by Purchaser. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, Purchaser shall promptly give written notice to the Company on having knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant of Purchaser contained in this Agreement that would reasonably be expected to cause any conditions to Closing set forth in Section 7.3(a) or Section 7.3(b) to not be satisfied; provided, that Purchaser’s breach of its obligations pursuant to this Section 6.9(b) shall not cause the condition to Closing set forth in or Section 7.3(b) to not be satisfied. No such notification will affect or be deemed to modify any representation or warranty of Purchaser set forth in this Agreement or the conditions to the obligations of the Company to consummate the Viking Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Purchaser pursuant to this Section 6.9(b).

6.10 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed on by the Company and Purchaser. Following such initial press release, the Company and Purchaser shall consult with each other before issuing, and give each other the opportunity to review and comment on, any press release or other public statements with respect to the Casdin Transaction or the Viking Transaction and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided, that neither the Company nor Purchaser shall be obligated to engage in such consultation with respect to communications that are not materially inconsistent with public statements previously made in accordance with this Section 6.10; provided, further, that the restrictions set forth in this Section 6.10 shall not apply to any release or public statement in connection with any dispute between the Parties or the Casdin Purchaser regarding this Agreement or the Transactions.

6.11 Transaction Litigation. Prior to the Closing, the Company shall provide Purchaser with prompt notice (and in any event within three Business Days) of all Transaction Litigation commenced or threatened in writing to be commenced, after the date of this Agreement, against the Company or any of its directors or officers by any stockholder relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including by providing copies of all pleadings with respect thereto) and keep Purchaser reasonably informed with respect to the status thereof. The Company shall (a) give Purchaser the opportunity to, subject to the entry into a joint defense agreement with terms mutually agreeably to the parties, participate in the defense, settlement or prosecution of any Transaction Litigation, and shall consider Purchaser’s views and (b) consult with Purchaser with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company shall not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Purchaser has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

6.12 Listing of Shares. Prior to the Closing and subject to the stockholder approval rules of the NASDAQ, the Company and Purchaser shall each use their respective reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the Underlying Shares on the NASDAQ, subject to and in accordance with the principles set forth on Section 6.12 of the Company Disclosure Letter.

6.13 Certain Governance and Other Matters.

(a) The Company shall take all necessary action so that, effective as of the Closing:

(i) Directors. The Company Board is comprised of seven members, including (A) one individual designated by Purchaser prior to the Closing as the Series B-2 Preferred Director, and (B) the Chief Executive Officer of the Company.

(ii) Company Name. The name of the Company is changed to “Standard BioTools Inc.”

(b) The Company and Purchaser shall take the actions specified on Section 6.13(b) of the Company Disclosure Letter.

(c) The Company shall adopt and take all actions necessary to implement the 2022 Inducement Plan (as defined in the Company Disclosure Schedule) and take the other actions set forth in Section 6.13(c) of the Company Disclosure Schedule, in each case effective as of the Closing.

6.14 No Inconsistent Agreements. From the date of this Agreement through the Closing, neither the Company nor any of its Affiliates shall enter into any additional, or modify any existing, agreements with the Casdin Purchaser that have the effect of establishing rights or otherwise benefiting Casdin Purchaser in a manner more favorable in any respect to the rights and benefits established in favor of Purchaser by this Agreement, unless in any such case, Purchaser has been offered such rights and benefits and the Company has agreed to such amendments to this Agreement as may be necessary to provide such rights and benefits to Purchaser.

6.15 Transfer Restrictions.

(a) Subject to the exceptions set forth in Section 6.15(b), until the six-month anniversary of the Closing Date, Purchaser agrees not to, without the prior written consent of the Company Board (excluding the Series B-2 Preferred Director), directly or indirectly, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Series B-2 Preferred Stock held by Purchaser, including any Underlying Shares issued or issuable upon conversion of such shares of Series B-2 Preferred Stock (“Lock-Up Shares”) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares (the actions specified in clauses (i) and (ii), other than any entry into a cash-settled Hedge, a “Transfer”). Thereafter, Purchaser shall not Transfer any shares of Series B-2 Preferred Stock held by Purchaser, including any Underlying Shares issued or issuable upon conversion of such shares of Series B-2 Preferred Stock, to an Activist Investor, to a Competitor or to any Person that would beneficially own, after giving effect to such Transfer, five percent or more of the outstanding Company Common Stock (measured on as-converted basis), in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to Purchaser’s knowledge after reasonable inquiry; provided, that the provisions of the foregoing clause shall not apply to (A) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (B) any Transfer into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (C) any Transfers through a bona fide sale to the public that is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act. Any attempt to Transfer in violation of the terms of this Section 6.15(a) shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee.

(b) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 6.15(a) shall not apply to the following:

(i) Transfers to any Affiliate of Purchaser, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) that is controlled, managed or advised by Purchaser or an Affiliate of Purchaser;

(ii) Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity (any transferees pursuant to clauses (i) and (ii), “Permitted Transferees”);

(iii) Transfers in connection with a change of control of any Purchaser Party;

(iv) Transfers or issuances of any limited partnership interests or other equity interests in any Purchaser Party (or any direct or indirect parent entity of such Purchaser Party, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)); provided, that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer;

(v) Transfers to the Company;

(vi) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction that results in all holders of the Voting Stock of the Company having the right to exchange such Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Company Common Stock); and

(vii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company of bankruptcy, insolvency or other similar proceedings;

provided, that in the case of clauses (i) and (ii), the Permitted Transferees (if not already a party hereto) must agree in writing to be bound by this Agreement.

6.16 Pre-Emptive Rights.

(a) Following the Closing Date, so long as Purchaser Parties, collectively, continue to beneficially own at least 25% of the Acquired Shares (including Underlying Shares issued on conversion of such Acquired Shares), calculated on an as-converted basis (without giving effect to any limitations on conversion in the Certificate of Designations), if the Company proposes to issue or sell any Equity Securities (other than any Excluded Securities) (“New Securities”) to any Person or Persons (the “Offeree”), the Company shall first offer to sell to each Purchaser Party a portion of such New Securities equal to the (i) the number of shares of Company Common Stock beneficially owned by such Purchaser Party divided by (ii) the total number of shares of Company Common Stock issued and outstanding, in each case as of immediately prior to such issuance and determined on an as-converted basis (the “Preemptive Percentage”). The Purchaser Parties shall be entitled to purchase such New Securities at the same price, on the same terms and subject to the same conditions as are to be offered to the Offeree. The Purchaser Parties electing to purchase their Preemptive Percentage of the New Securities proposed to be issued or sold to the Offeree (“Participating Parties”) shall take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 6.16 as requested by the Company Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for such a transaction and do not require such Participating Parties to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Purchaser Party or any Casdin Party elects not to purchase all of the New Securities that it is entitled to purchase pursuant to the first sentence of this Section 6.16 or the first sentence of Section 6.16 of the Casdin Purchase Agreement, as applicable, each Participating Party that has elected to purchase its Preemptive Percentage of the New Securities proposed to be issued or sold to the Offeree (together with any Casdin Party that has elected to purchase its Preemptive Percentage of such New Securities, the “Fully Participating Parties”) shall be entitled to purchase an additional number of New Securities equal to the aggregate number of New Securities that the Purchaser Parties and/or Casdin Parties elected not to purchase; provided, that if there is an oversubscription in respect of such remaining New Securities due to more than one Fully Participating Party requesting additional New Securities, the oversubscribed amount shall be fully allocated among the Fully Participating Parties pro rata based on such Fully Participating Parties’ relative Preemptive Percentages.

(b) In order to exercise its purchase rights hereunder, a Purchaser Party shall, within 15 days after receipt of written notice (an “Offer Notice”) from the Company describing the New Securities being offered, the purchase price thereof, the payment terms and such Purchaser Party’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance or sale to the Offeree). If the Company receives no such notice from the Purchaser within 15 days after the Offer Notice is given, the Company shall be deemed to have notified the Company that it does not elect to participate.

(c) In connection with any exercise by Purchaser of its rights to purchase New Securities pursuant to this Agreement, the Company will cooperate with the Purchaser as reasonably requested by the Purchaser to complete any such purchase, including, to the extent requested by the Purchaser, entering into “blocker” arrangements with respect to derivative securities and effecting any required filings or notices required by any governmental agency at the Purchaser’s sole cost and expense. Purchaser shall take all such actions as may be reasonably necessary to complete any such purchase, including, without limitation, providing such information to the Company as requested in order to determine the Purchaser’s Preemptive Percentage and entering into such additional agreements as may be necessary and appropriate.

(d) During the 90 days following the expiration of the 15-day offering period described in Section 6.16(b), the Company shall be entitled to sell any New Securities that the Purchaser Parties have not elected to purchase to the Offeree at a price no less than the purchase price, and on other terms and subject to other conditions no more favorable than those, stated in the notice provided under Section 6.16(b) (in addition to the New Securities that the Company is not required to offer to the Purchaser Parties pursuant to the first sentence of Section 6.16(a)). Any New Securities proposed to be issued or sold by the Company to the Offeree after such 90-day period, or at a price or on terms or subject to conditions not complying with the preceding sentence, shall be reoffered to the Purchaser Parties pursuant to the terms of this Section 6.16 prior to any issuance or sale to the Offeree.

(e) For purposes of determining the Purchaser’s beneficial ownership of Company Common Stock, the Company shall be permitted to rely on any information provided to the Company by Purchaser and any public disclosures made by Purchaser.

(f) In the case of a proposed issuance or sale of New Securities for consideration in whole or in part other than cash, including securities acquired in exchange therefor, for purposes of this Section 6.16 the consideration other than cash shall be deemed to be cash in an amount equal to the fair value of such consideration as reasonably determined by the Company Board; provided, that such fair value as determined by the Company Board shall not exceed the aggregate market price of the securities being offered as of the date the Company Board authorizes the offering of such securities.

(g) Notwithstanding anything in this Agreement to the contrary, a Purchaser Party may designate any of its Permitted Transferees to purchase all or part of the New Securities offered to such Purchaser Party pursuant to Section 6.16(a); provided, that such Purchaser Party shall remain obligated to consummate the purchase if such designee fails to do so.

6.17 Standstill.

(a) Purchaser agrees that, from and after the Closing until the later of (x) the first anniversary of the Closing and (y) such time as the Purchaser Preferred Percentage is no longer equal to or greater than 7.5%, Purchaser shall not, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company (acting through the Company Board):

(i) (A) make, or in any way participate in, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its Subsidiaries, (B) call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or (C) seek the removal of any director from the Company Board (other than the Series B-2 Preferred Director);

(ii) make any public announcement with respect to, or submit a proposal or offer for, any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction involving the Company or any of its Subsidiaries (other than (A) any nonpublic proposal to the Company Board that would not require the Company, Purchaser or any other Person to make any public announcement or other disclosure with respect thereto or (B) any public disclosure in any filings by Purchaser or its Affiliates with the SEC to the extent required by applicable Law or stock exchange rules);

(iii) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its Subsidiaries, including with the Casdin Purchaser; provided, that taking any action contemplated by this Agreement shall not constitute a violation of this Section 6.17(a)(iii); or

(iv) take any action that would reasonably be expected to require the Company to make a public announcement regarding any actions prohibited by this Section 6.17(a);

provided, that nothing contained in this Section 6.17(a) shall limit, restrict or prohibit (x) any confidential, non-public discussions with or communications or proposals to management or the Company Board by Purchaser or its Affiliates or Representatives related to any of the foregoing, (y) any Purchaser Party’s ability to vote, Transfer, convert, exercise its rights under Section 6.16 or otherwise exercise rights with respect to its Series B-2 Preferred Stock or Company Common Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (z) the ability of the Series B-2 Preferred Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Company Board.

(b) Notwithstanding the foregoing, the restrictions set forth in Section 6.17(a) shall not apply if any of the following occurs:

(i) the Company enters into a definitive agreement providing for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose;

(ii) a tender offer or exchange offer for a majority of the capital stock of the Company is commenced by a third person (other than Purchaser and its Affiliates), which tender offer or exchange offer, if consummated, would result in a Change of Control (as defined in the Certificate of Designations), and either the Company Board recommends that the stockholders of the Company tender their shares in response to such offer or does not recommend against the tender offer or exchange offer within ten Business Days after the commencement thereof; or

(iii) the Company solicits from one or more Persons, or enters into discussions with one or more Persons, regarding a proposal with respect to a merger of, or a business combination transaction involving, the Company without similarly soliciting a proposal from Purchaser, or the Company makes a public announcement, with the approval of the Company Board, that it is seeking to sell itself.

6.18 Voting Threshold. Purchaser hereby grants a proxy to the Chief Financial Officer and the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, to vote any shares in excess of the Voting Threshold (as such term is defined in the Certificate of Designations) in the manner contemplated by the Certificate of Designations. The proxy granted herein is irrevocable and coupled with an interest and shall continue to apply following the transfer of any shares purchased herein to any Viking Party (as such term is defined in the Certificate of Designations).

ARTICLE VII

CONDITIONS TO THE VIKING TRANSACTION

7.1 Conditions to Each Party’s Obligations to Effect the Viking Transaction. The respective obligations of the Parties to consummate the Viking Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(a) Requisite Stockholder Approval. The Company shall have received the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment, postponement or other delay thereof).

(b) Regulatory Approval. The waiting periods (and any extensions thereof) applicable to the Viking Transaction pursuant to the HSR Act shall have expired or otherwise been terminated.

(c) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Viking Transaction issued by a court or other Governmental Authority of competent jurisdiction in the United States shall be in effect, and no statute, rule, regulation or order shall have been issued, enacted, entered, enforced, promulgated, entered into, enforced, or deemed applicable to the Viking Transaction by a Governmental Authority of competent jurisdiction in the United States that, in each case, prohibits, makes illegal or enjoins the consummation of the Viking Transaction.

(d) NASDAQ Matters. The consummation of the Viking Transaction shall not be prohibited by NASDAQ, and the Company shall not have received a written notice from NASDAQ (which notice has not been withdrawn or remedied) that such consummation will result in a delisting by NASDAQ of the Company Common Stock.

7.2 Conditions to the Obligations of Purchaser to Effect the Viking Transaction. The obligations of Purchaser to consummate the Viking Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by Purchaser:

(a) Representations and Warranties.

(i) The representations and warranties of the Company set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5(a), Section 3.7(a)(ii), Section 3.7(b)(ii), Section 3.7(c) through (e), Section 3.8(b) and Section 3.26 shall be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

(ii) The representations and warranties of the Company set forth in Section 3.7(a)(i) and Section 3.7(b)(i) shall be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), in each case except for inaccuracies that are de minimis.

(iii) The representation and warranty of the Company set forth in Section 3.12(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date.

(iv) Except as provided elsewhere in this Section 7.2(a), all other representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be so true and correct that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c) Company Material Adverse Effect. Since the date of this Agreement, no change, event, effect, occurrence or circumstance shall have occurred that, individually or in the aggregate, has had, or would reasonably be expected to have a Company Material Adverse Effect.

(d) Officer’s Certificate. Purchaser shall have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

(e) Certificate of Designations. The Company shall have delivered to Purchaser a copy of the Certificate of Designations that has been filed with and accepted (as of the Closing) by the Secretary of State of the State of Delaware.

(f) Evidence of Issuance. The Company shall have delivered to Purchaser evidence of the issuance (as of the Closing) of the Acquired Shares credited to book-entry accounts maintained by the Company.

(g) Reservation and Approval for Listing of Underlying Shares. The Underlying Shares shall have been reserved by the Company and approved for listing on the NASDAQ, subject to official notice of issuance.

(h) Casdin Purchase Agreement. Each of the conditions precedent to the obligations of the parties to the Casdin Purchase Agreement shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under the Casdin Purchase Agreement) of such conditions) and the Casdin Transaction shall be consummated at substantially the same time as the Closing.

(i) Opinion. The Company shall have delivered to Purchaser an opinion addressed to Purchaser from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, dated as of the Closing Date, substantially in the form included in Section 7.2(i) of the Company Disclosure Letter.

7.3 Conditions to the Company’s Obligations to Effect the Viking Transaction. The obligations of the Company to consummate the Viking Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement and (ii) those representations and warranties that expressly speak as of an earlier date, which representations shall have been true and correct as of such earlier date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement.

(b) Performance of Obligations of Purchaser. Purchaser shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Purchaser at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of Purchaser, validly executed for and on behalf of Purchaser and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d) Payment of Purchase Price. VGO Drawdown shall have delivered to the Company payment of the VGO Drawdown Purchase Price and VGO Illiquid Investments shall have delivered to the Company payment of the VGO Illiquid Investments Purchase Price, in each case payable by wire transfer of immediately available funds to accounts designated in advance of the Closing Date by the Company.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Purchaser and the Company;

(b) by Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Viking Transaction is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Viking Transaction and has become final and non-appealable or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Viking Transaction that permanently prohibits, makes illegal or enjoins the consummation of the Viking Transaction; provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, judgment, action, statute, rule, regulation or order;

(c) by Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on June 30, 2022 (the “Termination Date”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Viking Transaction set forth in Article VII prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(d) by Purchaser or the Company, at any time prior to the Closing if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment, postponement or other delay thereof) at which a vote on the Transactions is taken; provided, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof);

(e) by Purchaser, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); provided, that if such breach is capable of being cured by the Termination Date, Purchaser shall not be entitled to terminate this Agreement prior to the delivery by Purchaser to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating Purchaser’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Purchaser shall not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) Purchaser is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(f) by the Purchaser, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company, if Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b); provided, that if such breach is capable of being cured by the Termination Date, the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Purchaser of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Purchaser Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company shall not be entitled to terminate this Agreement if (i) such breach has been cured within the Purchaser Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); and

(h) by Purchaser or the Company, if the Casdin Purchase Agreement has been terminated in accordance with its terms.

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) shall deliver prompt written notice thereof to the other Party specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 8.1 shall be effective immediately on the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Party, as applicable, except that this Section 8.2, Section 8.3 and Article IX shall each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof shall relieve either Party from any liability for intentional fraud in respect of the statements made in this Agreement or any Willful Breach prior to its termination. The rights and obligations under the Confidentiality Agreement shall survive in accordance with the terms of the Confidentiality Agreement.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Section 8.3 and in Section 9.2(b), all fees and expenses incurred in connection with this Agreement and the Viking Transaction will be paid by the Party incurring such fees and expenses whether or not the Viking Transaction is consummated.

(b) Company Payments.

(i) The Company shall, at or prior to the earlier to occur of (A) the date that is three Business Days following the termination of this Agreement pursuant to Section 8.1 (other than any termination pursuant to Section 8.1(g)) and (B) the Closing, reimburse Purchaser (or cause Purchaser to be reimbursed) for an amount not to exceed $1,250,000 in cash, by wire transfer of immediately available funds, for Purchaser’s documented expenses incurred in connection with this Agreement and the transactions contemplated hereby (collectively, the “Expense Reimbursement”).

(ii) If this Agreement is terminated by Purchaser or the Company pursuant to Section 8.1(d), then the Company shall promptly (and in any event within two Business Days) after such termination pay, or cause to be paid, to Purchaser an amount equal to $1,250,000 in cash, less any amount previously paid to Purchaser pursuant to Section 8.3(b)(i) (the “Company Termination Fee”), by wire transfer of immediately available funds (and, following such payment, no additional amounts shall be payable under Section 8.3(b)(i)).

(iii) If this Agreement is terminated by Purchaser pursuant to Section 8.1(f), then the Company shall promptly (and in any event within three Business Days) after such termination pay, or cause to be paid, to Purchaser an amount equal to $5,000,000 in cash (the “Change of Recommendation Termination Fee”), by wire transfer of immediately available funds.

(iv) If, within 12 months following termination of this Agreement by Purchaser or the Company pursuant to Section 8.1(d) or by Purchaser pursuant to Section 8.1(e), either (A) an Acquisition Transaction is consummated (other than in connection with the conversion of the Company’s Convertible Notes) or (B) the Company enters into a definitive agreement providing for an Acquisition Transaction, then the Company shall promptly (and in any event within three Business Days) after the earlier to occur of the events described in clauses (A) and (B), pay, or cause to be paid, to Purchaser an amount equal to $2,500,000 in cash (the “Acquisition Termination Fee”), by wire transfer of immediately available funds. For purposes of this Section 8.3(b)(ii), all references to “10%” in the definition of “Acquisition Transaction” shall be deemed to be references to “20%.”

(c) Payments; Default. The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of the Viking Transaction, and that the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee, Change of Recommendation Termination Fee, Acquisition Termination Fee or Expense Reimbursement is payable are uncertain and incapable of accurate calculation and that, without these agreements, the Parties would not enter into this Agreement, and, therefore, the Company Termination Fee, Change of Recommendation Termination Fee, Acquisition Termination Fee or Expense Reimbursement, if, as and when required to be paid pursuant to this Section 8.3, shall not constitute a penalty, but rather liquidated damages, and in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Viking Transaction. Accordingly, if the Company fails to timely pay any amount due pursuant to Section 8.3(b) and, in order to obtain such payment, Purchaser commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof, the Company shall pay to Purchaser its costs and expenses (including reasonable attorneys’ fees) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of 5% plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law.

(d) Exclusivity of Remedies.

(i) Notwithstanding anything in this Agreement to the contrary, but subject to the last sentence of Section 8.3(c) and to this Section 8.3(d), in the event of any valid termination of this Agreement pursuant to Section 8.1 where the Company Termination Fee, the Change of Recommendation Termination Fee or the Acquisition Termination Fee is payable pursuant to Section 8.3(b) and such fee is actually paid to Purchaser or its designee, such fee (together with any Expense Reimbursement previously paid to Purchaser and any other fee that may be payable pursuant to Section 8.3(b)) shall constitute the sole and exclusive remedy of Purchaser against the Company Related Parties for any loss suffered as a result of the failure of the transactions contemplated by this Agreement and the Transaction Documents to be consummated, and on payment of the Company Termination Fee, the Change of Recommendation Termination Fee or Acquisition Termination Fee, as applicable (together with any Expense Reimbursement payable hereunder and any other fee that may be payable pursuant to Section 8.3(b)), none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement and the Transaction Documents (except that Purchaser may be entitled to remedies with respect to the Confidentiality Agreement, Section 8.3(a) and the last sentence of Section 8.3(c), as applicable); provided, that this Section 8.3(d)(i) shall not apply in the case of intentional fraud in respect of the statements made in this Agreement or any Willful Breach prior to its termination. The Parties acknowledge and agree that, subject to the last sentence of Section 8.3(c), in no event shall the Company be required to pay the Expense Reimbursement on more than one occasion, the Company Termination Fee on more than one occasion, the Change of Recommendation Termination Fee on more than one occasion or the Acquisition Termination Fee on more than one occasion.

(ii) Subject to Section 8.1 and Section 8.3(d)(iii), if Purchaser breaches this Agreement, the Company’s right to (A) seek an injunction, specific performance or other equitable relief in accordance with the terms and limitations of Section 9.8(b) or (B) terminate this Agreement and seek money damages from Purchaser in the event of intentional fraud in respect of the statements made in this Agreement or Willful Breach by Purchaser prior to termination shall be the sole and exclusive remedies (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) of any of the Company Related Parties against any of the Purchaser Related Parties for any losses, damages, costs, expenses, obligations or liabilities arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein), the transactions contemplated by this Agreement (or any failure of such transactions to be consummated) or in respect of any oral representations made or alleged to be made in connection with this Agreement, the transactions contemplated herein or therein or otherwise (except that the Parties (or their Affiliates) shall remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement and Section 8.3(a)).

(iii) While each of the Company and Purchaser may pursue a grant of specific performance in accordance with Section 9.8(b), under no circumstances shall the Company or Purchaser be permitted or entitled to receive both (A) a grant of specific performance that results in the Closing occurring and (B) any money damages (including the Company Termination Fee, the Change of Recommendation Termination Fee and the Acquisition Termination Fee but, for the avoidance of doubt, excluding the Expense Reimbursement).

8.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of Purchaser and the Company (pursuant to authorized action by the Company Board (or a committee thereof)); provided, that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the NASDAQ rules without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of the Casdin Transaction (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the Casdin Purchaser and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of Purchaser hereunder shall, at the Casdin Purchaser’s option, be deemed to be made with respect to the Casdin Purchase Agreement and apply to the Casdin Purchaser. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Casdin Purchaser of any amendment or waiver of this Agreement. The Casdin Purchaser is an express third-party beneficiary of the prior two sentences of this Section 8.4.

8.5 Extension; Waiver. At any time and from time to time prior to the Closing, either Party may, to the extent legally allowed and except as otherwise set forth herein (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable, (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of either Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement shall not constitute a waiver of such right.

ARTICLE IX

GENERAL PROVISIONS

9.1 Notices. All notices and other communications hereunder shall be in writing and will be deemed to have been duly delivered and received hereunder: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately on delivery by electronic mail (provided that no bounceback or similar “undeliverable” message is received by such sender) or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below (provided, that any notice sent pursuant to clauses (a) or (b) shall be accompanied by notice sent by email within one Business Day after dispatch by such method):

(i)	if to Purchaser to:

Viking Global Opportunities Illiquid Investments Sub-Master LP / Viking

Global Opportunities Drawdown (Aggregator) LP

c/o Viking Global Investors LP

55 Railroad Avenue

Greenwich, CT 06830

Attention:         Legal and Compliance Department

Email:               legalnotices@vikingglobal.com

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:         Michael Movsovich, P.C.

Email:               mmovsovich@kirkland.com

(ii)	if to the Company (prior to the Closing) to:

Fluidigm Corporation

2 Towers Place, Suite 2000

South San Francisco, CA 94080

Attention: Nicholas S. Khadder

Email: nick.khadder@fluidigm.com

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation 650 Page Mill Road

Palo Alto, CA 94304

Attention:     Robert F. Kornegay

                     Zachary Myers

                     Douglas K. Schnell

E-mail:         rkornegay@wsgr.com

                     zmyers@wsgr.com

                      dschnell@wsgr.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, either Party may provide notice to the other Party of a change in its address or e-mail address through a notice given in accordance with this Section 9.1, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.1, shall not be deemed to have been received until, and shall be deemed to have been received on, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.1.

9.2 Tax Matters.

(a) Withholding. The Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to Purchaser whether in the form of cash or otherwise such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable Law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable Law, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made); provided, for the avoidance of doubt, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to Purchaser, the Company shall provide reasonable prior notice to Purchaser in writing of its intent to deduct or withhold Taxes on such payment and shall reasonably cooperate with Purchaser in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all Transfer Taxes due on (i) the issue of the Acquired Shares and (ii) the issue of shares of Company Common Stock on conversion of the Acquired Shares. However, the Company shall not be required to pay any Transfer Tax that may be payable in respect of the issue or delivery (or any transfer involved in the issue or delivery) of Acquired Shares or shares of Company Common Stock issued on conversion of the Acquired Shares to a beneficial owner other than the initial beneficial owner of the Acquired Shares, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such Transfer Tax or has established to the reasonable satisfaction of the Company that such Transfer Tax has been paid or is not payable.

(c) Intended Tax Treatment. Purchaser and the Company agree not to treat the Series B-2 Preferred Stock (based on the terms set forth in the Certificate of Designations) as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and, as a consequence, no difference between the purchase price paid for the Series B-2 Preferred Stock and the Liquidation Preference (as defined in the Certificate of Designations) thereof shall, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and Purchaser (and their respective Affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (i) a change in relevant Law or official guidance from a taxing authority occurring after the Closing Date, (ii) after the Closing Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B-2 Preferred Stock (from and after the effective date of such regulations), (iii) an amendment to the terms of the Certificate of Designations or (iv) a “determination” within the meaning of section 1313(a) of the Code.

9.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Party; provided, that Purchaser or any Purchaser Party may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees that agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned, so long as such assignment does not impede or delay the consummation of the Closing; provided, further, that no such assignment will relieve any Purchaser Party of its obligations hereunder prior to the Closing.

9.4 Entire Agreement. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the Confidentiality Agreement and the Company Disclosure Letter, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement shall: (a) not be superseded; (b) survive any termination of this Agreement in accordance with its terms; and (c) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto. Purchaser and its Representatives shall hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Purchaser or its Representatives pursuant to Section 6.7 in accordance with the Confidentiality Agreement.

9.5 Survival. All of the covenants or other agreements of the Parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. Except for the Company Fundamental Representations and the Purchaser Fundamental Representations, which shall survive until the sixth anniversary of the Closing Date, the representations and warranties made herein shall survive for 12 months following the Closing Date and shall then expire; provided, that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration by a Person entitled to make such claim pursuant to the terms and conditions of this Agreement. For the avoidance of doubt, claims may be made with respect to the breach of any representation, warranty or covenant until the applicable survival period therefor as described above expires. Notwithstanding anything to the contrary in this Agreement, in no event shall Purchaser be entitled to any recourse against the Company in excess of the sum of the VGO Drawdown Purchase Price and the VGO Illiquid Investments Purchase Price for any breach of any representation or warranty in this Agreement.

9.6 Third Party Beneficiaries. Unless expressly set forth herein, this Agreement is not intended to and shall not confer any rights or remedies on any person other than the Parties, their respective successors and permitted assigns.

9.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. On such a determination, the Parties agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

9.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred on a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in Section 8.3(d)(iii), the Parties agree that (i) by seeking the remedies provided for in this Section 9.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (ii) nothing set forth in this Section 9.8 shall require any Party to institute any Legal Proceeding for (or limit any Party’s right to institute any Legal Proceeding for) injunctive relief or specific performance under this Section 9.8 prior or as a condition to exercising any termination right under Article VIII (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 9.8 or anything set forth in this Section 9.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(b) Specific Performance.

(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties shall be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 8.3 are not intended to and do not adequately compensate the Company, on the one hand, or Purchaser, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement (including specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Viking Transaction and without that right, neither the Company nor Purchaser would have entered into this Agreement.

(ii) The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 9.8 to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Purchaser, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Purchaser pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party agrees that it shall use reasonable best efforts to cooperate with the other Party in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the Parties prior to the Termination Date.

9.9 Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any transaction contemplated hereby or the actions of Purchaser or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

9.10 Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Viking Transaction, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.1 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.10 shall affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Purchaser and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

9.12 No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based on, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach, and, to the maximum extent permitted by applicable Law, each

Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by applicable Law: (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance on any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary in this Section 9.12, nothing in this Section 9.12 shall be deemed to limit any liabilities or obligations of, or claims against, (x) any party to any other Transaction Document or serve as a waiver of any right on the part of any party to such other Transaction Document to initiate any Legal Proceedings permitted by, pursuant to, and in accordance with the specific terms of such other Transaction Document or (y) any Person in respect of intentional fraud in respect of the statements made in this Agreement.

9.13 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular Section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of): (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

9.14 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

FLUIDIGM CORPORATION

By:	/s/ S. Christopher Linthwaite
	Name:	S. Christopher Linthwaite
	Title:	Chief Executive Officer

VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP

By:	/s/ Katerina Novak
	Name:	Katerina Novak
	Title:	Authorized Signatory

VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP

By:	/s/ Katerina Novak
	Name:	Katerina Novak
	Title:	Authorized Signatory

[Signature Page to Series B-2 Convertible Preferred Stock Purchase Agreement]

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATIONS OF RIGHTS, PREFERENCES AND PRIVILEGES

OF SERIES B-2 CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.001

OF

STANDARD BIOTOOLS INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), STANDARD BIOTOOLS INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Eighth Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on February 15, 2011 (as amended from time to time prior to the filing of this Certificate of Designations, the “Certificate of Incorporation”), authorizes the issuance of 410,000,000 shares of capital stock, consisting of 400,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Certificate of Incorporation, the board of directors of the Company (the “Board”) is authorized to fix by resolution the designations, powers, preferences and rights, and the qualifications, limitations or restrictions, of any wholly unissued series of Preferred Stock, including to fix the number of shares constituting any such series.

That, pursuant to the authority conferred on the Board by the Certificate of Incorporation, the Board, on January 23, 2022, adopted the following resolution designating a new series of Preferred Stock as “Series B-2 Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the designations, powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series B-2 Convertible Preferred Stock” (the “Series B-2 Preferred Stock”). The number of authorized shares constituting the Series B-2 Preferred Stock shall be 128,267. That number from time to time may be increased (but not above the total number of authorized shares of the class of Preferred Stock of the Company) or decreased (but not below the number of shares of Series B-2 Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized. The Company shall not have the authority to issue fractional shares of Series B-2 Preferred Stock.

2. Ranking. Except as otherwise provided herein, the Series B-2 Preferred Stock shall rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with the Series B-1 Preferred Stock and, subject to 1(b), each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks on a parity basis with the Series B-2 Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) subject to 1(b), junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks senior to the Series B Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company (other than the Series B-1 Preferred Stock) and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series B-2 Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

3. Definitions.

(a) As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) no Investor Party shall be deemed to be an Affiliate of any other Investor Party solely as a result of the Transactions. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

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“Beneficially Own” means, with respect to any securities, having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), and the terms “Beneficial Ownership” and “Beneficial Owner” shall have correlative meanings.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Casdin” means, collectively, Casdin Private Growth Equity Fund II, L.P., a Delaware limited partnership and Casdin Partners Master Fund, L.P., a Cayman Islands exempted limited partnership.

“Casdin Parties” means Casdin and each Permitted Transferee of Casdin to whom shares of Series B-1 Preferred Stock or Common Stock are Transferred pursuant to Section 6.15(b) of the Casdin Purchase Agreement.

“Casdin Purchase Agreement” means the Series B-1 Convertible Preferred Stock Purchase Agreement by and between the Company and Casdin, dated as of January 23, 2022, as it may be amended, modified or supplemented from time to time.

“Certificate of Designations” means this Certificate of Designations relating to the Series B-2 Preferred Stock, as it may be amended from time to time.

“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the Beneficial Owner, directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, in which (A) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are the same as the holders of securities that represent at least a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (B) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction;

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(ii) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of related transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (A) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person or Parent Entity in such merger or consolidation transaction immediately after such transaction or (B) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company; or

(iii) shares of Common Stock or shares of any other Capital Stock into which the Series B-2 Preferred Stock is convertible are not listed for trading on any U.S. national securities exchange or cease to be traded in contemplation of a delisting.

For the avoidance of doubt, the Transactions shall not constitute a Change of Control.

“Change of Control Purchase Date” means, with respect to a share of Series B-2 Preferred Stock, (i) in the case of a conversion pursuant to 1(a)(i), the date on which the Company issues the shares of Common Stock on conversion of such share and (ii) in the case of a Change of Control Put, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“close of business” means 5:00 p.m. (New York City time) on any Business Day.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series B-2 Preferred Stock, and its successors and assigns.

“Conversion Price” means, for each share of Series B-2 Preferred Stock at any time, a dollar amount equal to the Liquidation Preference divided by the Conversion Rate as of such time.

“Conversion Rate” means 294.1176, subject to adjustment in accordance with 11.

“Effective Date” means the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable.

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“Ex-Dividend Date” means the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of Common Stock under a separate ticker symbol or CUSIP number shall not be considered “regular way” for the purposes of this definition and the “Effective Date” definition.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name shares of the Series B-2 Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series B-2 Preferred Stock for the purpose of making payment and settling conversions and for all other purposes; provided, that, to the fullest extent permitted by law, (a) no Person that has received shares of Series B-2 Preferred Stock in violation of the Viking Purchase Agreement shall be a Holder, (b) the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and (c) the Person in whose name the shares of the Series B-2 Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Investor Parties” means, collectively, the Casdin Parties and the Viking Parties.

“Issuance Date” means, with respect to any share of Series B-2 Preferred Stock, the date of issuance of such share.

“Last Reported Sale Price” of the Common Stock (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is traded. If the Common Stock (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Stock (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Stock (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

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“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series B-2 Preferred Stock, as of any date, $1,000 per share.

“Mandatory Conversion Price” means, at any time, 250% of the Conversion Price as of such time.

“Market Disruption Event” means any of the following events:

(i) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by any exchange or quotation system on which the Last Reported Sale Price is determined pursuant to the definition of “Last Reported Sale Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the Relevant Exchange or otherwise; or

(ii) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the Relevant Exchange.

“NASDAQ” means the Nasdaq Stock Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Stock Market or any successor thereto.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock Beneficially Owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Officers’ Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Viking Purchase Agreement.

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“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Permitted Transferee” has the meaning set forth in the Casdin Purchase Agreement or the Viking Purchase Agreement, as applicable.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, series, unincorporated organization or any other entity.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee thereof or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series B-2 Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means the Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of January 23, 2022 as it may be amended, supplemented or otherwise modified from time to time.

“Related Person” means (a) any executive officer of the Company, (b) any director of the Company or any Affiliate of such director and (c) any Person that, together with its Affiliates, holds 5% of more of the outstanding shares of Common Stock (measured on an as-converted basis).

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Series B Preferred Stock” means, collectively, the Series B-1 Preferred Stock and the Series B-2 Preferred Stock.

“Series B-1 Certificate of Designations” means the Certificate of Designations relating to the Series B-1 Preferred Stock, as it may be amended from time to time.

“Series B-1 Preferred Stock” means the Series B-1 Convertible Preferred Stock of the Company.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, limited liability company, trust, association or other business entity of which a majority of the partnership, limited liability company, trust, association or other similar ownership interest is at the time owned or controlled, directly or

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indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, trust, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, trust, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, limited liability company, trust, association or other business entity.

“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not.

“Tax Return” means any return, estimates, report, statement, information return or other document (including any related or supporting information such as a schedule or attachment thereto) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes, including any amendment thereof.

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transactions” has the meaning set forth in the Viking Purchase Agreement.

“Transfer” has the meaning set forth in the Casdin Purchase Agreement or the Viking Purchase Agreement, as applicable.

“Transfer Agent” means the Person acting as transfer agent, Registrar and paying agent and Conversion Agent for the Series B-2 Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Computershare Trust Company, N.A.

“Viking” means, collectively, Viking Global Opportunities Illiquid Investments Sub-Master LP, a Cayman Islands exempted limited partnership and Viking Global Opportunities Drawdown (Aggregator) LP, a Cayman Islands exempted limited partnership.

“Viking Parties” means Viking and each Permitted Transferee of Viking to whom shares of Series B-2 Preferred Stock or Common Stock are Transferred pursuant to Section 6.15(b) of the Viking Purchase Agreement.

“Viking Preferred Percentage” means, as of any time, (a) the number of shares of Common Stock into which the shares of Series B-2 Preferred Stock beneficially owned by the Viking Parties are convertible (without regard to any limitations on conversion) divided by (b) the total number of shares of Common Stock issued and outstanding, in each case as of such time and assuming that all shares of Series B Preferred Stock outstanding are converted into shares of Common Stock (without regard to any limitations on conversion).

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“Viking Purchase Agreement” means the Series B-2 Convertible Preferred Stock Purchase Agreement by and between the Company and Viking, dated as of January 23, 2022, as it may be amended, modified or supplemented from time to time.

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series B Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“VWAP” means, for any Trading Days, the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FLDM <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(b) The following terms have the meanings set forth in the Sections referenced below:

Term	Section
1% Exception	1	(j)
Board	Preamble
Cap	Section 6	(a)
Certificate of Incorporation	Preamble
Change of Control Call	1	(e)
Change of Control Effective Date	1	(c)
Change of Control Election Notice	1	(b)
Change of Control Put	1	(a)
Change of Control Put Price	1	(a)

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Clause A Distribution	11	(1)
Clause B Distribution	11	(2)
Clause C Distribution	11	(2)
Common Stock	Preamble
Company	Preamble
Constituent Person	12	(iii)
Conversion Date	1	(a)
Conversion Notice	8	(i)
DGCL	Preamble
Distributed Property	1	(c)
Exchange Property	12	(iii)
Final Change of Control Notice	1	(c)
Junior Stock	2	(b)
Mandatory Conversion	1	(a)
Mandatory Conversion Date	1	(a)
Notice of Mandatory Conversion	1	(b)
Notice of Redemption	1	(b)
Parity Stock	2	(a)
Preferred Stock	Preamble
Redemption	1	(a)
Redemption Date	1	(b)
Redemption Price	1	(a)
Reorganization Event	12	(iii)
Senior Stock	2	(b)
Series B-2 Preferred Director	14	(a)

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Spin-Off	1	(c)
Third Party Transfer Taxes	19	(b)
Trigger Event	1	(c)
Valuation Period	1	(c)
Voting Threshold	1	(a)

4. Dividends. Subject to the provisions of this Certificate of Designations (including 1(b)), dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock from time to time. The Holders shall fully participate, on an as-converted basis (without regard to any limitations on conversion), in any dividends declared and paid or distributions on the Common Stock as if the Series B-2 Preferred Stock were, though the Series B-2 Preferred Stock shall not be, converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to 1(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date, as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock. No dividend shall be declared or paid on the Series B-1 Preferred Stock unless a dividend in an equal amount per share is also declared or paid (as applicable) on the Series B-2 Preferred Stock.

5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series B-2 Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series B-2 Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series B-2 Preferred Stock that such Holders would have received had all holders of Series B Preferred Stock, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted all shares of Series B Preferred Stock into Common Stock (pursuant to 1(a) or 1(a) of the Series B-1 Certificate of Designations, as applicable (without regard to any of the limitations on convertibility contained therein)). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this 5 and shall have no right or claim to any of the Company’s remaining assets.

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(b) Partial Payment. If in connection with any distribution described in 1(a) the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to (i) 1(a) to all Holders, (ii) Section 5(a) of the Series B-1 Certificate of Designations to all holders of the Series B-1 Preferred Stock, and (iii) the liquidating distributions payable to all holders of any other Parity Stock, the amounts distributed to the Holders, the holders of the Series B-1 Preferred Stock and to the holders of all other Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this 5, the sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company or a Subsidiary of the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the holders of Series B Preferred Stock shall not be entitled to any payments pursuant to 1(a) herein or Section 5(a) of the Series B-1 Certificate of Designations on account of such sale, conveyance, lease, exchange or transfer.

6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in 8, to convert each share of such Holder’s Series B-2 Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of any fractional shares or as otherwise set out in 8(f). The right of conversion may be exercised as to all or any portion of such Holder’s Series B-2 Preferred Stock from time to time; provided, that in each case, no right of conversion may be exercised by a Holder and its Affiliates in respect of fewer than 10,000 shares of Series B-2 Preferred Stock (unless (i) such conversion relates to all shares of Series B-2 Preferred Stock held by such Holder or (ii) with respect to Viking and its Affiliates, such lesser number of shares of Series B-2 Preferred Stock as Viking and its Affiliates represent is required so that, immediately following such conversion, Viking and its Affiliates would not beneficially own shares of Common Stock in excess of the Cap); provided, further, that neither Viking nor its Affiliates shall be entitled to convert shares of its Series B-2 Preferred Stock unless such conversion would not result in Viking, together with its Affiliates, beneficially owning more than 9.5% of the outstanding shares of the Company’s Common Stock (the “Cap”) (it being understood that this Cap shall only apply with respect to a voluntary conversion pursuant to this Section 6(a) and not pursuant to any other section in this Certificate of Designations, even if such section references this Section 6(a)). For so long Viking holds any shares of Series B-2 Preferred Stock, any amendment or waiver of this Cap shall require the approval of (i) Viking and (ii) the Company. In addition to any requirements contained in this Certificate of Designations, in connection with a voluntary conversion pursuant to this Section 6(a) by Viking or its Affiliates, the Holder requesting conversion shall represent (which may be included

12

in the Conversion Notice), and the Company shall be entitled to rely upon such representation without independent investigation, that the issuance of such shares of Common Stock to such Holder pursuant to this Section 6(a) will not result in Viking, together with its Affiliates, beneficially owning outstanding shares of the Company’s Common Stock in excess of the Cap. Any shares of Common Stock issued to Viking and its Affiliates pursuant to this Section 6(a) in reliance on the representation described herein shall be validly issued, fully paid and non-assessable. This Cap shall only apply for so long as Viking represents to the Company that Viking or any of its Affiliates holds shares of Series B-2 Preferred Stock.

(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance on the conversion of the Series B-2 Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable on the conversion to Common Stock of all the shares of Series B-2 Preferred Stock then outstanding (without regard to any limitations on conversion). The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable on the conversion of all the shares of Series B-2 Preferred Stock then outstanding (without regard to any limitations on conversion). Any shares of Common Stock issued on conversion of Series B-2 Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and shall not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

7. Mandatory Conversion by the Company.

(a) At any time after the five year anniversary of the Original Issuance Date, if the Last Reported Sale Price of the Common Stock was greater than the Mandatory Conversion Price for at least twenty consecutive Trading Days immediately preceding the date of the Notice of Mandatory Conversion, the Company may elect to convert (a “Mandatory Conversion”) all, but not less than all, of the outstanding shares of Series B Preferred Stock into shares of Common Stock without regard to any limitations on conversion (the date selected by the Company for any Mandatory Conversion pursuant to this 1(a) and in accordance with 1(b), the “Mandatory Conversion Date”). In the case of a Mandatory Conversion, each share of Series B-2 Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares or as otherwise set forth in 8(f).

(b) Notice of Mandatory Conversion. If the Company elects to effect a Mandatory Conversion, the Company shall, within five Business Days following the completion of the applicable period of 20 Trading Days referred to in 1(a), provide notice of such Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”). For the avoidance of doubt, a Notice of Mandatory Conversion shall not limit a Holder’s right to convert its shares of Series B-2 Preferred Stock on any Conversion Date prior to the Mandatory Conversion Date. The Mandatory Conversion Date selected by the Company shall be no less than ten Business Days and no more than 20 Business Days after the date on which the Company provides the Notice of Mandatory Conversion to the Holders. The Notice of Mandatory Conversion shall specify:

(i) the Mandatory Conversion Date selected by the Company;

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(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to 1(a); and

(iii) the Conversion Rate as anticipated to be in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder on conversion of each share of Series B-2 Preferred Stock held by such Holder.

8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series B-2 Preferred Stock pursuant to this 1(a) (the first Business Day on which such Holder has complied with all such procedures (including the satisfaction of any conditions to conversion set forth in the Conversion Notice), the “Conversion Date”):

(i) in the case of a conversion pursuant to 1(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A together with such additional information as the Conversion Agent may reasonably require (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided, that a Conversion Notice may be conditional on the completion of a Change of Control or other condition, transaction or event as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series B-2 Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay the amount of any Third Party Transfer Taxes.

Notwithstanding the forgoing, with respect to a Mandatory Conversion pursuant to 7, the Conversion Date shall mean the Mandatory Conversion Date, regardless of whether the foregoing has occurred or been complied with.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series B-2 Preferred Stock, such shares of Series B-2 Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable on conversion of Series B-2 Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in 1(a) (and in any event no later than three Trading Days thereafter; provided, that if a

14

written notice from the Holder in accordance with 8(i) specifies a date of delivery for any shares of Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second Business Day and no later than the seventh Business Day following the date of such notice), the Company shall issue the number of whole shares of Common Stock issuable on conversion (and deliver payment of cash in lieu of fractional shares or as otherwise set out in 8(f)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder, by delivering a notice to the Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to 1(a)) or as set forth in the records of the Company or in a notice from the Holder to the Conversion Agent, as applicable (in the case of Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered on conversion of shares of Series B-2 Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series B-2 Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series B-2 Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, on their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

(e) Partial Conversion. In case any certificate for shares of Series B-2 Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or on the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B-2 Preferred Stock not converted.

(f) No Fractional Shares. No fractional shares of Common Stock shall be delivered to the Holders on conversion of shares of Series B-2 Preferred Stock. In lieu of fractional shares otherwise issuable, each Holder shall be entitled to receive, at the Company’s sole discretion, either (i) cash in lieu of delivering any fractional share of Common Stock issuable on conversion based on the VWAP of the Common Stock for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day) or (ii) one additional whole share of fully paid and nonassessable Common Stock. In order to determine whether the number of shares of Common Stock to be delivered to a Holder on the conversion of such Holder’s shares of Series B-2 Preferred Stock would include a fractional share, such determination shall be based on the aggregate number of shares of Series B-2 Preferred Stock of such Holder that are being converted and/or issued on any single Conversion Date or Change of Control Purchase Date.

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9. Change of Control.

(a) Change of Control Put. In the event of a Change of Control, each Holder of outstanding shares of Series B-2 Preferred Stock may, at such Holder’s election, (i) effective as of immediately prior to the Change of Control Effective Date, convert all or a portion of its shares of Series B-2 Preferred Stock pursuant to 1(a) (without regard to any limitations on conversion) or (ii) require the Company to purchase all of such Holder’s shares of Series B-2 Preferred Stock that have not been so converted at a purchase price per share of Series B-2 Preferred Stock (a “Change of Control Put”) for an amount in cash (in the case of clause (A)) or the applicable consideration (in the case of clause (B)) for each such share of Series B-2 Preferred Stock (the “Change of Control Put Price”) equal to, at the Holder’s election (or if the Holder does not so elect, the greater of, as determined by the Board acting in good faith) (A) the Liquidation Preference of such share of Series B-2 Preferred Stock or (B) the amount of cash and/or other assets such Holder would have received in the transaction constituting a Change of Control had such Holder, immediately prior to such Change of Control, converted such share of Series B-2 Preferred Stock into Common Stock pursuant to 1(a) but without regard to any of the limitations on convertibility contained therein (provided, that if the kind or amount of securities, cash and other property receivable in such transaction is not the same for each share of Common Stock held immediately prior to such transaction by a Person, then the kind and amount of securities, cash and other property receivable on Change of Control Put following such transaction shall be deemed to be the weighted average of the types and amounts of consideration received by all holders of Common Stock). The Company shall not take any action that would be reasonably expected to impair the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets. For clarity, but subject to 1(e), any shares of Series B-2 Preferred Stock that a Holder does not convert as set forth in clause (i) above or subject to the Change of Control Put as set forth in clause (ii) above shall remain outstanding as provided herein.

(b) Initial Change of Control Notice. On or before the 20th Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice (the “Initial Change of Control Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain (i) the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed), (ii) a description of the material terms and conditions of the Change of Control and (iii) the then-applicable Conversion Rate. No later than the later of (x) ten Business Days prior to the Change of Control Effective Date as set forth in the Initial Change of Control Notice and (y) the 20th Business Day following receipt of the applicable Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to 1(a) shall notify the Company in writing thereof (a “Change of Control Election Notice”) and shall specify (A) whether such Holder is electing to exercise its rights pursuant to 1(a)(i), (ii) or both, and (B) the number of shares of Series B-2 Preferred Stock subject thereto.

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(c) Final Change of Control Notice. Within ten days prior to the effective date of the Change of Control (the “Change of Control Effective Date”), a final written notice (the “Final Change of Control Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company on the Business Day immediately prior to the date such notice is sent, which notice shall contain:

(i) a statement setting forth in reasonable detail the calculation of the Change of Control Put Price with respect to such Holder;

(ii) the Change of Control Purchase Date, which shall be no later than ten Business Days after such notice is sent; provided, that a reasonable amount of time shall be provided between delivery of such notice and the Change of Control Purchase Date to allow such Holder to comply with the instructions delivered pursuant to 9(iii); and

(iii) the instructions that a Holder must follow to receive the Change of Control Put Price in connection with such Change of Control.

(d) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must surrender to the Transfer Agent in accordance with the instructions delivered pursuant to 9(iii), the certificates representing the shares of Series B-2 Preferred Stock to be repurchased by the Company or lost stock affidavits therefor, to the extent applicable.

(e) Change of Control Call. In the event of a Change of Control following which the Company merges with another person and is not the surviving corporation or the Common Stock is no longer listed on a U.S. national securities exchange, if a Holder has not delivered a Change of Control Election Notice in accordance with 1(a) within the time specified therein or has delivered a Change of Control Election Notice for less than all of its shares of Series B-2 Preferred Stock, the Company may elect to redeem (a “Change of Control Call”), subject to the right of such Holders to convert the Series B-2 Preferred Stock pursuant to 1(a) at any time prior to any such redemption, all of such Holders’ shares of Series B-2 Preferred Stock that are not subject to the Change of Control Election Notice (if any) at a redemption price per share, payable in cash, equal to the Change of Control Put Price. In order to elect a Change of Control Call, the Company must send an irrevocable notice of such election at the same time as the Initial Change of Control Notice, which notice shall contain the anticipated redemption date (which shall be contingent upon the closing of the Change of Control transaction or if the Change of Control transaction has already occurred, such date as elected by the Company no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Put Price, the amount of the Change of Control Put Price, and the last date for a Holder to convert its shares of Series B-2 Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Put Price for all outstanding shares of Series B-2 Preferred Stock.

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(f) Delivery on Change of Control Put/Call. On a Change of Control Put or a Change of Control Call, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer of immediately available funds, the Change of Control Put Price for such Holder’s shares of Series B-2 Preferred Stock.

(g) Treatment of Shares. Until a share of Series B-2 Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price, such share of Series B-2 Preferred Stock shall remain outstanding and shall be entitled to all of the powers, designations, preferences and other rights provided herein.

(h) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put and payment in full of the Change of Control Put Price after payments required pursuant to any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money specified in Section 9(l) below pursuant to this 9 and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series B-2 Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to 1(a) and 7 after all payments required to be made by the Company pursuant to any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money have been made.

(i) Effect of Change of Control Put/Call. On full payment of the Change of Control Put Price for any shares of Series B-2 Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares of Series B-2 Preferred Stock shall no longer be deemed to be outstanding for any purpose and all rights (except the right to receive the Change of Control Put Price) of the Holder of such shares of Series B-2 Preferred Stock shall cease and terminate with respect to such shares.

(j) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Final Change of Control Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series B-2 Preferred Stock with respect to which such notice of withdrawal is being submitted.

(k) The above provisions of this 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

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(l) For the avoidance of doubt, and not in limitation of the rights in this section, in the event of a Change of Control Put, the Company shall be permitted to pay the Change of Control Put Price required above in cash following the prior payment in full in cash all obligations of the Company and its Subsidiaries under any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money (including the termination of all commitments to lend, to the extent required by such credit agreement, indenture or similar agreement), which requires prior payment of the obligations thereunder (and termination of commitments thereunder, if applicable) as a condition to the payment of such Change of Control Put Price in cash. Nothing contained in this Section (9)(l) shall limit a Holder’s right to pursue any remedies available to it hereunder.

10. Redemption at the Option of the Company.

(a) At any time after the seventh anniversary of the Original Issuance Date, the Company shall have the right (but not the obligation) to redeem all (but not less than all) of the then-outstanding shares of Series B Preferred Stock, at a redemption price per share of Series B Preferred Stock (payable by the Company in cash) equal to the Liquidation Preference (a “Redemption” and such amount, the “Redemption Price”).

(b) In connection with any Redemption, a written notice (a “Notice of Redemption”) shall be sent by or on behalf of the Company to each Holder as they appear in the records of the Company at least ten days and not more than 60 days before the date fixed for such redemption (the “Redemption Date”). The Notice of Redemption shall specify (i) the Redemption Date, (ii) the total number of shares of Series B-2 Preferred Stock to be redeemed from the applicable Holder, (iii) the amount per share payable to such Holder and (iv) the procedures that such Holders of shares of Series B-2 Preferred Stock must follow in order to receive the Redemption Price for their shares of Series B-2 Preferred Stock to be redeemed. The Company shall deliver or cause to be delivered to each Holder that has complied with the instructions set forth in such Notice of Redemption, cash by wire transfer in an amount equal to the Redemption Price for each share of Series B-2 Preferred Stock held by such Holder.

(c) Prior to any Redemption, each Holder of outstanding shares of Series B-2 Preferred Stock may, at such Holder’s election, effective prior to such Redemption on a date designated by the Holder, convert all or a portion of its shares of Series B-2 Preferred Stock pursuant to 1(a) (following a Notice of Redemption, without regard to any limitations on conversion).

(d) On full payment of the Redemption Price for all shares of Series B-2 Preferred Stock subject to a Redemption, such shares of Series B-2 Preferred Stock shall no longer be deemed to be outstanding for any purpose and all rights (except the right to receive the Redemption Price) of the Holder of such shares of Series B-2 Preferred Stock shall cease and terminate with respect to such shares.

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11. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Series B-2 Preferred Stock participate (other than in the case of a share split or share combination or a tender or exchange offer), at the same time and on the same terms as holders of the Common Stock and solely as a result of holding the Series B-2 Preferred Stock, in any of the transactions described in this 11, without having to convert their shares of Series B-2 Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series B-2 Preferred Stock held by such Holder.

(a) If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0 =

the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1 =	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date;

OS0 =

the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and

OS1 =	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

Any adjustment made under this 1(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this 1(a) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) If the Company issues to all or substantially all holders of the Common Stock and/or the Series B-1 Preferred Stock any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

20

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this 1(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this 1(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than such average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company in good faith and in a commercially reasonable manner.

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(c) If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected (or would be required to be effected, notwithstanding the 1% Exception in 1(j)) pursuant to 1(a) or 1(b), (ii) dividends or distributions paid exclusively in cash that are also paid to the Holders of the Series B-2 Preferred Stock pursuant to 4, (iii) except as otherwise described below, rights issued pursuant to a stockholder rights plan of the Company, (iv) distributions of Exchange Property in a Reorganization Event and (v) Spin-Offs, as to which the provisions set forth below in this 1(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Company in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this 1(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. If the Company issues rights, options or warrants that are only exercisable on the occurrence of certain triggering events, then the Company shall not adjust the Conversion Rate pursuant to the clauses above until the earliest of these triggering events occurs, and the Company shall readjust the Conversion Rate to the extent that any of these rights, options or warrants are not exercised before they expire. In the case of any distribution of rights, options or warrants, to the extent any such rights, options or warrants expire unexercised, the Conversion Rate shall be immediately readjusted to the Conversion Rate that would then be in effect had the increase made for the distribution of such rights, options or warrants been made on the basis of delivery of only

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the number of shares of the Common Stock actually delivered on exercise of such rights, options or warrants. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of shares of Series B-2 Preferred Stock shall receive, in respect of each such share, at the same time and on the same terms as holders of the Common Stock, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Company determines the “FMV” (as defined above) of any distribution for purposes of this 1(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this 1(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in 1(a) as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first ten consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); provided, that if there is no Last Reported Sale Price of the Capital Stock or similar equity interest distributed to the holders of the Common Stock on such Ex-Dividend Date, the “Valuation Period” shall be the first ten consecutive Trading Day period after, and including, the first Trading Day such Last Reported Sale Price is available; and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

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The adjustment to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided, that if the relevant Conversion Date occurs during the Valuation Period, references to “ten” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this 1(c) (and subject in all respect to 1(h)), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”) (i) are deemed to be transferred with such shares of the Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this 1(c) (and no adjustment to the Conversion Rate under this 1(c) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this 1(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Original Issuance Date, are subject to events, on the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this 1(c) was made, (A) in the case of any such rights, options or warrants that shall all have been purchased without exercise by any holders thereof, on such final redemption or purchase (1) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (2) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase and (B) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

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For purposes of 1(a), 1(b) and 1(c), if any dividend or distribution to which this 1(c) is applicable also includes one or both of:

(1)	a dividend or distribution of shares of Common Stock to which 1(a) is applicable (a “Clause A Distribution”); or

(2)	a dividend or distribution of rights, options or warrants to which 1(b) is applicable (a “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and/or Clause B Distribution, shall be deemed to be a dividend or distribution to which this 1(c) is applicable (a “Clause C Distribution”) and any Conversion Rate adjustment required by this 1(c) with respect to such Clause C Distribution shall then be made and (2) the Clause A Distribution and/or Clause B Distribution shall be deemed to immediately follow such Clause C Distribution and any Conversion Rate adjustment required by 1(a) and/or 1(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and/or Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution and/or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of 1(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of 1(b).

(d) If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock that is subject to the then-applicable tender offer rules under the Exchange Act, other than an odd-lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1	=	the Conversion Rate in effect immediately after the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Company in good faith and in a commercially reasonable manner) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

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OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this 1(d) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day immediately following the expiration date of such tender or exchange offer expires; provided that if the relevant Conversion Date occurs during the ten Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “ten” or “tenth” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Rate. For the avoidance of doubt, no adjustment under this 1(d) shall be made if such adjustment would result in a decrease in the Conversion Rate (other than, for the avoidance of doubt, any readjustment described in the immediately succeeding paragraph).

If the Company or one of its Subsidiaries is obligated to purchase the Common Stock pursuant to any such tender or exchange offer described in this 1(d) but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

(e) Notwithstanding this 11 or any other provision of this Certificate of Designations, if (i) a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, (ii) a Holder has converted its shares of Series B-2 Preferred Stock and the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or prior to the related Record Date, (iii) the consideration due on such conversion includes any whole shares of Common Stock based on a Conversion Rate that is adjusted for such Ex-Dividend Date and (iv) such shares of Common Stock would be entitled to participate in such dividend, distribution, or other event giving rise to such adjustment, then the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such conversion, and, instead, the shares of Common Stock issuable on conversion on an unadjusted basis shall be entitled to participate in the related dividend, distribution or other event giving rise to such adjustment.

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(f) Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

(g) In addition to those adjustments required by Sections 1(a), (b), (c) and (d), and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board determines that such increase would be in the Company’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish income Tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common Stock) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Company shall deliver to the Holder of each share of Series B-2 Preferred Stock and the Conversion Agent a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(h) If the Company has a stockholder rights plan in effect on conversion of any shares of Series B-2 Preferred Stock, each share of Common Stock, if any, issued on such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued on such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of shares of Series B-2 Preferred Stock, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock Distributed Property as provided in 1(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(i) Notwithstanding anything to the contrary in this 11, the Conversion Rate shall not be adjusted:

(i) on the issuance of shares of Common Stock at a price below the Conversion Price or otherwise, other than any such issuance described in 1(a), (b) or (c);

(ii) on the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

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(iii) on the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan (including pursuant to any evergreen plan) or program of or assumed by the Company or any of the Company’s Subsidiaries or in connection with any such shares withheld by the Company for Tax withholding purposes;

(iv) on the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Original Issuance Date;

(v) for a tender offer by any party other than a tender offer by the Company or one or more of the Company’s Subsidiaries as described in 1(d);

(vi) on the repurchase of any shares of the Common Stock pursuant to an open-market share repurchase program or other buy-back transaction (including, without limitation, through any structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives), or other buy-back transaction, that is not a tender offer or exchange offer of the nature described under 1(d); or

(vii) solely for a change in the par value (or lack of par value) of the Common Stock.

(j) The Company shall not adjust the Conversion Rate pursuant to the clauses above unless the adjustment would result in a change of at least 1% in the then effective Conversion Rate; provided, that the Company shall carry forward any adjustment to the Conversion Rate that the Company would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Series B-2 Preferred Stock (i) in connection with any subsequent adjustment to the Conversion Rate of at least 1% of the Conversion Rate and (ii) regardless of whether the aggregate adjustment is less than 1% of the Conversion Rate, on the Conversion Date, in each case, unless the adjustment has already been made. The provisions described above in this 1(j) are referred to as the “1% Exception”. All calculations and other determinations under this 11 shall be made by the Company and shall be made to the nearest 1/10,000th of a share.

(k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Conversion Agent an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until the Conversion Agent shall have received such Officers’ Certificate, the Conversion Agent shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

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(l) For purposes of this 11 the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

12. Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

(each, a “Reorganization Event”), each share of Series B-2 Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of the Holders and subject to 12(d) and 1(b), remain outstanding but shall become convertible into the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property that have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series B-2 Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series B-2 Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable on such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this 1(a), the kind and amount of securities, cash and other property receivable on conversion following such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock. For the avoidance of doubt, if any Reorganization Event constitutes a Change of Control, the provisions of 9 shall also apply.

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(b) Successive Reorganization Events. The above provisions of this 12 shall similarly apply to successive Reorganization Events and the provisions of 11 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by all the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than 30 days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this 12.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series B-2 Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this 12 and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or shall be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series B-2 Preferred Stock into Capital Stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

13. Voting Rights.

(a) General. Holders of shares of Series B-2 Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws. Each Holder shall be entitled to the number of votes with respect to the shares of Series B-2 Preferred Stock held by such Holder equal to (i) the largest number of whole shares of Common Stock into which all shares of Series B-2 Preferred Stock could be converted pursuant to (a) (for the avoidance of doubt, without regard to any limitations on conversion) multiplied by (ii) (A) the number of shares of Series B-2 Preferred Stock held by such Holder divided by (B) the aggregate number of issued and outstanding shares of Series B-2 Preferred Stock, in each case at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters; provided, that to the extent the Series B-2 Preferred Stock held by the Viking Parties would, in the aggregate, represent voting rights with respect to more than 19.9% of the Company’s outstanding Common Stock (including the Series B-2 Preferred Stock on an as-converted basis) (the “Voting Threshold”), the Viking Parties shall not be permitted to exercise the voting rights with respect to any shares of Series B-2 Preferred Stock held by them in excess of the Voting Threshold and the Chief Financial Officer or the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, shall exercise the voting rights with respect to such shares of Series B-2 Preferred Stock in excess of the Voting Threshold in a Neutral Manner.

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(b) Investor Consent Rights. In addition to, and not in limitation of, 1(a), the vote or written approval or election of the Holders of at least 60% of the shares of Series B Preferred Stock outstanding at such time, voting or providing such approval or election together as a single class, and for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for, directly or indirectly, taking any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action, to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock (other than Series B-1 Preferred Stock in connection with the Transactions) or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series B-1 Preferred Stock or Series B-2 Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

(ii) the declaration or payment of any dividend or distribution on any Capital Stock of the Company;

(iii) the purchase, redemption or other acquisition for consideration by the Company, directly or indirectly, of any Common Stock or other Junior Stock, except for (A) the “net” or “cashless” exercise of stock options or warrants, (B) the withholding or repurchase of Capital Stock to satisfy applicable tax withholding obligations arising in connection with exercised stock options or the vesting or settlement of restricted stock units or other stock awards or (C) settlement in cash of restricted stock units or other stock-based awards, in each case of (A) through (C), in the ordinary course of business pursuant to an existing equity plan of the Company or any equity plan approved by the Board;

(iv) any amendment or alteration (whether by merger, consolidation, operation of law or otherwise) to the rights, preferences, privileges or voting powers of the Series B-1 Preferred Stock or Series B-2 Preferred Stock; or

(v) any amendment, alteration or repeal (whether by merger, consolidation, operation of law or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series B-2 Preferred Stock.

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(c) Director Consent Rights. For so long as the Viking Preferred Percentage is equal to or greater than 7.5%, the vote or consent of at least a majority of the whole Board, including the Series B-2 Preferred Director, if such Series B-2 Director is then in office, either in writing without a meeting or by vote at any meeting, shall be necessary for, directly or indirectly, taking any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) (A) any amendment, alteration, modification or repeal (whether by merger, consolidation, operation of law or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that increases the size of the Board above seven directors after the Original Issuance Date or (B) the authorization or adoption of any resolution that would have the effect of increasing the number of directors constituting the Board above seven directors;

(ii) the hiring, promotion, demotion or termination of the Chief Executive Officer (whether on an interim basis or otherwise) of the Company;

(iii) entering into or modifying (including by waiver) any transaction, agreement or arrangement with, or for the benefit of, any Related Person unless such transaction, agreement or arrangement has been approved by a majority of the disinterested directors of the Company; other than (A) employment or indemnification arrangements with directors (except in a manner that treats the Series B-2 Preferred Director materially differently from the other directors), officers or employees of the Company or any of its Subsidiaries and any benefit plans or employment benefits in the ordinary course of business, (B) routine non-compensatory employment matters such as invention assignment agreements in the ordinary course of business consistent with past practice, (C) transactions, agreements or arrangements involving less than $120,000 per year, (D) transactions, agreements or arrangements contemplated by the Casdin Purchase Agreement or the Viking Purchase Agreement, (E) transactions, agreements or arrangements approved by the Compensation Committee or the Nominating and Corporate Governance Committee of the Board in accordance with their charters as in effect as of the Original Issuance Date (or as may be amended from time to time by the Board (including the Series B-2 Preferred Director if such Series B-2 Director is then in office)), (F) transactions pursuant to agreements already in effect (but excluding any modifications to such agreements) or (G) transactions, agreements or arrangements under the Company’s and its Subsidiaries’ benefit plans (including any assumed plans), including, without limitation, option exercises, vesting of restricted stock units, or otherwise, (1) the “net” or “cashless” exercise of stock options or warrants, (2) the withholding or repurchase of Capital Stock to satisfy applicable tax withholding obligations arising in connection with exercised stock options or the vesting or settlement of restricted stock units or other stock awards or (3) settlement in cash of restricted stock units or other stock-based awards, in each case of (1) through (3), in the ordinary course of business pursuant to the Company’s and its Subsidiaries’ equity plans (including any assumed plans);

(iv) any voluntary petition under any applicable federal or state bankruptcy or insolvency law effected by the Company or any Subsidiary of the Company;

(v) any change in the principal business of the Company or entry by the Company into any material new line of business; or

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(vi) for a period of three years after the Original Issuance Date (or such shorter period ending immediately when the Viking Preferred Percentage is less than 7.5%), (A) any acquisition (including by merger, consolidation or acquisition of stock or assets) of any assets, securities or property of any other Person or (B) any sale, lease, license, transfer or other disposition of any assets of the Company or any of its Subsidiaries (in each case other than acquisitions or dispositions of inventory or equipment in the ordinary course of business and consistent with past practice) for consideration in excess of $50,000,000 in the aggregate in any six month period.

(d) Each Holder of Series B-2 Preferred Stock shall have one vote per share on any matter on which Holders of Series B-2 Preferred Stock are entitled to vote either (i) separately as a single class or (ii) together with Holders of the Series B-1 Preferred Stock as a single class, in each case whether at a meeting or by written approval or election, without giving effect to limitations associated with the Cap or the Voting Threshold.

(e) The vote or written approval of the Holders of 75% of the shares of Series B-2 Preferred Stock outstanding at such time, voting together as a single class and, for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be sufficient to waive or amend the provisions of 1(h) of this Certificate of Designations, and any amendment or waiver of any of the provisions of 1(h) approved by such percentage of the Holders shall be binding on all of the Holders.

(f) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws, to the fullest extent permitted by applicable law, the holders of Series B Preferred Stock shall have the exclusive approval, election and voting rights set forth in 1(b) and may effectuate such rights by delivering an approval, election or consent in writing or by electronic transmission of the requisite holders of the Series B Preferred Stock.

(g) On the acquisition of shares of Series B-2 Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Financial Officer and the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, to consent, approve or vote any shares of Series B-2 Preferred Stock held by them in excess of the Voting Threshold as indicated in 1(a) with respect to any matters that must be voted in a Neutral Manner.

14. Series B-2 Preferred Director.

(a) For so long as the Viking Preferred Percentage is equal to or greater than 7.5%, the Holders of a majority of the outstanding shares of Series B-2 Preferred Stock, voting separately as a single class, and for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold, shall be entitled, at each annual meeting of the stockholders of the Company or at any special meeting called for the purpose of electing directors, to nominate and elect one member of the Board (a “Series B-2 Preferred Director”). The Series B-2 Preferred Director shall not be subject to the classified board of directors provisions of Article V, Section 2 of the Certificate of Incorporation nor

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classified into Class I, Class II or Class III. The initial Series B-2 Preferred Director, designated by Viking pursuant to 14(b), shall take office effective as of the Original Issuance Date. Each Series B-2 Preferred Director appointed or elected to the Board of Directors shall continue to hold office until the next annual meeting of the stockholders of the Company and until his or her successor is elected and qualified in accordance with this 14(a) and the Bylaws or until such individual’s earlier resignation, death or removal. A majority of the outstanding shares of the Series B-2 Preferred Stock, voting separately as a single class, at a meeting called for such purpose shall have the sole right to remove the Series B-2 Preferred Director. Any vacancy created by the removal, resignation or death of the Series B-2 Preferred Director may be filled by a majority of the directors in office from time to time, but shall solely be filled with the approval of the holders of a majority of the outstanding shares of the Series B-2 Preferred Stock, voting as a single class and, for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold.

(b) The initial Series B-2 Preferred Director shall be Dr, Martin Madaus, who shall serve until the 2022 annual meeting of the Company’s stockholders or such individual’s earlier resignation, death or removal.

(c) In accordance with the provisions of this 14, at each meeting of the Company’s stockholders at which the election of the Series B-2 Director is to be considered, the Board of Directors shall duly nominate the Series B-2 Preferred Director designated by the holders of a majority of the Series B-2 Preferred Stock for election to the Board of Directors by the holders of the Series B-2 Preferred Stock, subject to the terms and conditions of the Viking Purchase Agreement.

(d) Without prejudice to the rights of Viking pursuant to the Viking Purchase Agreement, after the Original Issuance Date, and subject to applicable Law and the listing standards of Relevant Exchange, the Series B-2 Preferred Director shall be offered the opportunity, with respect to each standing committee of the Board, at Viking’s option, to sit on such committee. If the Series B-2 Preferred Director fails to satisfy the applicable qualifications under Law or stock exchange listing standard to sit on any committee of the Board, then the Board shall offer such Series B-2 Preferred Director the opportunity to attend (but not vote at) the meetings of such committee as an observer.

(e) The Series B-2 Preferred Director shall be entitled to receive similar compensation, benefits, reimbursement (including of reasonable travel expenses), indemnification and insurance coverage for his or her service as director as the other non-employee directors of the Company. For so long as the Company maintains directors and officers liability insurance, the Company shall include the Series B-2 Preferred Director as an “insured” for all purposes under such insurance policy for so long as the Series B-2 Preferred Director is a director of the Company and for the same period as for other former directors of the Company when the Series B-2 Preferred Director ceases to be a director of the Company.

15. Term. Except as expressly provided in this Certificate of Designations, the shares of Series B-2 Preferred Stock shall not be redeemable or otherwise mature and the term of the Series B-2 Preferred Stock shall be perpetual.

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16. No Sinking Fund. Shares of Series B-2 Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

17. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series B-2 Preferred Stock shall be Computershare Trust Company, N.A. The Company may appoint any other Person reasonably satisfactory to the Holders to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series B-2 Preferred Stock and thereafter may remove or replace such other Person at any time, subject to the appointment of a replacement reasonably satisfactory to the Holders. On any such appointment or removal, the Company shall send notice thereof to the Holders.

18. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series B-2 Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense on surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense on delivery to the Company and the Transfer Agent of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any reasonable indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series B-2 Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series B-2 Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series B-2 Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or on the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B-2 Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, on receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver certificates representing the shares of Common Stock issuable on conversion of such shares of Series B-2 Preferred Stock formerly evidenced by the physical certificate.

19. Taxes.

(a) Withholding. The Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to the relevant Holder whether in the form of cash or otherwise such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts shall be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, for the avoidance of doubt, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold Taxes on such payment and shall reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

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(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar Taxes due on the issuance of shares of Series B-2 Preferred Stock or the issuance of shares of Common Stock on conversion of Series B-2 Preferred Stock pursuant hereto. However, in the case of conversion of Series B-2 Preferred Stock, the Company shall not be required to pay any such Tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B-2 Preferred Stock or Common Stock to a Beneficial Owner other than the initial Beneficial Owner of Series B-2 Preferred Stock (“Third Party Transfer Taxes”), and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such Tax or has established, to the reasonable satisfaction of the Company, that such Tax has been paid or is not payable.

(c) Tax Treatment. It is intended that (i) the Series B-2 Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, no difference between the purchase price paid for the Series B-2 Preferred Stock and the Liquidation Preference thereof shall, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (A) a change in relevant law or official guidance from a Taxing authority occurring after the Original Issuance Date, (B) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B-2 Preferred Stock (from and after the effective date of such regulations), (C) an amendment to the terms of this Certificate of Designations or (D) a “determination” within the meaning of section 1313(a) of the Code.

20. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given on the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, or the date of such delivery, if delivered by electronic mail (provided that no bounceback or similar “undeliverable” message is received by such sender), addressed: (a) if to the Company, to its office at Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080 (Attention: General Counsel) (or such e-mail address as specified by the Company, in the case of delivery by electronic mail), (b) if to any Holder, to such Holder at the address (or email address, in the case of delivery by electronic mail) of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (c) to such other address (or email address, in the case of delivery by electronic mail) as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

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21. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date and the number of shares of Series B-2 Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

22. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series B-2 Preferred Stock granted hereunder may be waived as to all shares of Series B-2 Preferred Stock (and the Holders thereof) on the vote or written approval or election of the Holders of a majority of the shares of Series B-2 Preferred Stock then outstanding and, for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold.

23. Severability. If any term of the Series B-2 Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term shall, nevertheless, remain in full force and effect, and no term herein set forth shall be deemed dependent on any other such term unless so expressed herein.

24. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Viking Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Viking Parties or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless, in the case of any such person who is a director or officer of the Company, such business opportunity is expressly offered to such director or officer in his or her capacity as a director or officer of the Company. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this 24. Neither the alteration, amendment or repeal of this 24, nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this 24,

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nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this 24 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this 24, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this 24 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this 24 (including, without limitation, each portion of any paragraph of this 24 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this 24 (including, without limitation, each such portion of any paragraph of this 24 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This 24 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [            ] day of [            ], 2022.

STANDARD BIOTOOLS INC.

By:
Name:
Title:

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series B-2 Convertible Preferred Stock, par value $0.001, of Standard BioTools Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B-2 Convertible Preferred Stock, par value $0.001 per share (the “Series B-2 Preferred Stock”), of Standard BioTools Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // on // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Number of shares of Series B-2 Preferred Stock to be converted:

Share certificate no(s). of Series B-2 Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series B-2 Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

by and among

FLUIDIGM CORPORATION,

CASDIN PRIVATE GROWTH EQUITY FUND II, L.P.,

CASDIN PARTNERS MASTER FUND, L.P.,

VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP,

and

VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP

Dated as of January 23, 2022

TABLE OF CONTENTS

ARTICLE I

RESALE SHELF REGISTRATION

i

ii

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of January 23, 2022, by and among Fluidigm Corporation, a Delaware corporation (the “Company”), and the undersigned purchasers (together with their successors and assigns, each, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used but not defined elsewhere herein are defined in Exhibit A. The Purchasers and any other party that may become a party hereto pursuant to Section 4.1 are referred to collectively as the “Holders” and individually each as a “Holder”.

RECITALS

WHEREAS, the Company and the Purchasers have entered into those certain separate Series B Convertible Preferred Stock Purchase Agreements, dated as of January 23, 2022 (as may be amended from time to time in accordance with the terms thereof, collectively, the “Purchase Agreements”), by and between the Company and each of the Purchasers, pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, at the closing of the transactions contemplated by the Purchase Agreements, the Company will issue and sell to each of the Purchasers, and the Purchasers will purchase from the Company, certain shares of the Series B-1 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B-1 Preferred Stock”), and the Series B-2 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B-2 Preferred Stock” and, together with the Series B-1 Preferred Stock, the “Series B Preferred Stock”), which Series B Preferred Stock will be convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) in accordance with the terms of the Certificates of Designations;

WHEREAS, the Company and the Purchasers have entered into those certain separate Loan Agreements, dated as of January 23, 2022 (as may be amended from time to time in accordance with the terms thereof, the “Loan Agreements”), by and between the Company and each of the Purchasers, pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, at the closing of the transactions contemplated by the Loan Agreements, the Purchasers will loan to the Company, and the Company will borrow from each of the Purchasers, $12.5 million ($25 million in the aggregate) (the “Convertible Loans”), which principal amounts shall be convertible into either shares of the Series B Preferred Stock or shares of the Common Stock in accordance with the terms of the Loan Agreements; and

WHEREAS, as a condition to the obligations of the Company and the Purchasers under the Purchase Agreements and the Loan Agreements, the Company and the Purchasers are entering into this Agreement for the purpose of granting certain registration rights to the Holders.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

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ARTICLE I

RESALE SHELF REGISTRATION

Section 1.1 Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Company shall use reasonable best efforts to prepare and file within the period of time commencing on the date hereof and ending on the later of (a) 120 days after the date hereof or (b) 20 days after the date of the first Company stockholder meeting held to approve the authorization and terms of the Series B Preferred Stock, a registration statement covering the sale or distribution from time to time by the Holders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (or any similar provision adopted by the SEC then in effect), of all of the Registrable Securities on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Holders) (the “Resale Shelf Registration Statement”), and if the Company is a WKSI as of the filing date, the Resale Shelf Registration Statement shall consist of an Automatic Shelf Registration Statement, or a prospectus supplement to an effective Automatic Shelf Registration Statement, that shall become effective upon filing with the SEC pursuant to Rule 462(e). If the Resale Shelf Registration Statement is not an Automatic Shelf Registration Statement, then the Company shall use reasonable best efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as promptly as is reasonably practicable after the filing thereof.

Section 1.2 Effectiveness Period. Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use reasonable best efforts to cause the Resale Shelf Registration Statement to be continuously effective and usable with respect to any Holder, until the earlier to occur of the following: (a) the date as of which the Holders no longer hold Registrable Securities and (b) the date on which the Holders shall have sold all of the Registrable Securities covered by such Resale Shelf Registration Statement (the “Effectiveness Period”).

Section 1.3 Subsequent Shelf Registration Statement. If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use reasonable best efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, the Company shall use reasonable best efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that if the Company is a WKSI as of the filing date, the Subsequent Shelf Registration Statement shall be an Automatic Shelf Registration Statement, or a prospectus supplement to an effective Automatic Shelf Registration Statement, that shall become

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effective upon filing with the SEC pursuant to Rule 462(e)) and (b) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Holders.

Section 1.4 Supplements and Amendments. The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

Section 1.5 Subsequent Holder Notice. If a Person entitled to the benefits of this Agreement becomes a Holder after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement (a “Subsequent Holder Notice”):

(a) if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, however, that the Company shall not be required to file more than one post-effective amendment or a supplement to the related prospectus for such purpose in any 30-day period;

(b) if, pursuant to Section 1.5(a), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and

(c) notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.5(a).

Section 1.6 Underwritten Offering.

(a) One or more Holders of Registrable Securities that have been specified in any Shelf Registration Statement filed with the SEC in accordance with Section 1.1, Section 1.3 or Section 1.5, may, after the Resale Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Offering Notice”) specifying that the sale of some or all of the Registrable Securities subject to such Resale Shelf Registration Statement, is intended to be conducted through an Underwritten Offering, which shall specify the number or amount of Registrable Securities intended to be included in such Underwritten Offering; provided, however, that, without the Company’s prior written consent, (i) the Holders may not launch an Underwritten Offering if the anticipated gross proceeds are less than $25,000,000 (unless the Holder, collectively

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with all of its Affiliates, is proposing to sell all of their remaining Registrable Securities), (ii) each Holder may not launch more than three Underwritten Offerings at the request of such Holder within any 365-day period (or more than two Underwritten Offerings at the request of such Holder within any 365-day period if the Resale Shelf Registration Statement is a Long-Form Registration Statement), (iii) the Holders may not launch a Underwritten Offering at the request of the Holders within 60 days following a prior offering in which Holders sold Registrable Securities or had the opportunity to sell Registrable Securities pursuant to this Section 1.6 or Section 1.8 (or 90 days if the requested Underwritten Offering would be a Long-Form Registration), or (iv) the Holders may not launch an Underwritten Offering during any Company blackout period under its insider trading policy applicable to all directors and executive officers of the Company, but no longer than the period commencing on the fifteenth (15th) calendar day of the last month of each fiscal quarter and ending at the start of the third full trading day following the date of public disclosure of the financial results for that fiscal quarter or year, which public disclosure shall be no later than the filing deadline (without extension) of the Form 10-Q or Form 10-K for the applicable fiscal period.

(b) In the event of an Underwritten Offering, the Holder(s) delivering the Underwritten Offering Notice shall select the managing underwriter(s) to administer the Underwritten Offering; provided that the choice of such managing underwriter(s) shall be subject to the consent of the Company, which shall not be unreasonably withheld. The Company and the Holders participating in an Underwritten Offering will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering.

(c) Upon receipt of an Underwritten Offering Notice (which, in the case of an Underwritten Offering that is an underwritten block trade or bought deal, shall be received by the Company not less than two Business Days prior to the day such offering is first anticipated to commence), the Company shall, as promptly as is reasonably practicable, deliver to each other Holder written notice thereof and if, within three Business Days after the date of the delivery of such notice (or one Business Day in the case of an Underwritten Offering that is an underwritten block trade or bought deal), a Holder shall so request in writing, the Company shall as expeditiously as possible use reasonable best efforts to facilitate such Underwritten Offering (which, in the case of an Underwritten Offering that is an underwritten block trade or bought deal, may close as early as two Business Days after the date it commences) and include in such Underwritten Offering all or any part of such Holder’s Registrable Securities as such Holder requests to be registered, subject to Section 1.6(d).

(d) The Company will not include in any Underwritten Offering pursuant to this Section 1.6 any securities that are not Registrable Securities without the prior written consent of the Holder(s) of a majority of the Registrable Securities participating in such Underwritten Offering. If the managing underwriter or underwriters advise the Company and the Holder(s) participating in any Underwritten Offering in writing that in its or their good faith opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to delay or adversely affect the success of such offering (including the price per share of any securities proposed to be sold in such underwritten offering), the Company will include in such offering only such number of securities that can be sold without delaying or adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the Registrable Securities of the Holders that

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have requested to participate in such Underwritten Offering, allocated pro rata among such Holders on the basis of the percentage of the Registrable Securities then-currently owned by such Holders, and (ii) second, any other securities of the Company that have been requested to be so included (including securities to be sold for the account of the Company) allocated in such manner as the Company may determine.

Section 1.7 Take-Down Notice. Subject to the other applicable provisions of this Agreement, including the limitations and requirements in Section 1.6 regarding Underwritten Offerings, at any time that any Shelf Registration Statement is effective, if a Holder delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend, subject to the other applicable provisions of this Agreement, or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

Section 1.8 Piggyback Registration.

(a) Except with respect to a Resale Shelf Registration Statement and a Subsequent Shelf Registration Statement for which notice and an opportunity to participate is provided under Section 1.6(c), until the Termination Date, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto, (ii) filed to effectuate an exchange offer or any employee benefit or dividend reinvestment plan or (iii) filed with respect to non-convertible debt securities only), then the Company shall give prompt written notice of such filing, which notice shall be given, to the extent reasonably practicable, no later than seven Business Days prior to the filing date (except in the case of an offering that is an “overnight offering”, in which case such notice must be given no later than two (2) Business Days prior to the filing date) (the “Piggyback Notice”) to the Holders (other than any Holder that has sold all of its Registrable Securities). The Piggyback Notice shall offer such Holders the opportunity to include (or cause to be included) in such registration statement the number of shares of Registrable Securities as each such Holder may request (each, a “Piggyback Registration Statement”). Subject to Section 1.8(b), the Company shall include in each Piggyback Registration Statement all Registrable Securities with respect to which the Company has received written requests for inclusion therein (each, a “Piggyback Request”) within five (5) Business Days after the date of the Piggyback Notice or, in the case of an offering that is an “overnight offering”, such shorter time as is reasonably specified by the Company in light of the circumstances but not less than one (1) Business Day. The Company shall not be required to maintain the effectiveness of a Piggyback Registration Statement beyond the earlier of (x) 180 days after the effective date thereof and (y) consummation of the distribution by the Holders of the Registrable Securities included in such registration statement. The Company may abandon, postpone or withdraw a Piggyback Registration Statement at any time prior to effectiveness of such Piggyback Registration Statement whether or not any Holder has elected to include securities in such registration without incurring any liability to the Holders. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to effect or permit any Piggyback Registration Statement or cause any Piggyback Registration Statement to become effective, with respect to any Registrable Securities held by any Holders, until after the expiration of the Lock-Up Shares Period.

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(b) If any of the securities to be registered pursuant to the registration giving rise to the rights under this Section 1.8 are to be sold in an Underwritten Offering, the Company shall use reasonable best efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit Holders who have timely submitted a Piggyback Request in connection with such offering to include in such offering all Registrable Securities included in each Holder’s Piggyback Request on the same terms and subject to the same conditions as any other shares of capital stock, if any, of the Company included in the offering. The right of any Holder to registration pursuant to this Section 1.8 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering advise the Company in writing that in its or their good faith opinion the number of securities exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to delay or adversely affect the success of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering (including the price per security proposed to be sold in such offering), which securities will be so included in the following order of priority: (i) first, the securities proposed to be sold by the Company for its own account; (ii) second, the Registrable Securities of the Holders that have requested to participate in such offering and any other persons with piggyback registration rights who have the right to participate and that have requested to participate in such offering, allocated pro rata among such selling holders on the basis of the total amount of securities entitled to be included therein then owned by each selling holder and its Affiliates (other than the Company); and (iii) third, any other securities of the Company that have been requested to be included in such offering, allocated pro rata among such holders on the basis of the percentage of securities of the Company then held by such holders; provided that Holders may, prior to the earlier of (a) the effectiveness of the registration statement and (b) the time at which the offering price or underwriter’s discount is determined with the managing underwriter or underwriters, withdraw their request to be included in such registration pursuant to this Section 1.8.

ARTICLE II

ADDITIONAL PROVISIONS REGARDING REGISTRATION RIGHTS

Section 2.1 Registration Procedures. Subject to the other applicable provisions of this Agreement, in the case of each registration of Registrable Securities effected by the Company pursuant to Article I, the Company will:

(a) prepare and as promptly as reasonably practicable file with the SEC a registration statement with respect to such Registrable Securities and use reasonable best efforts to cause such registration statement to become (unless it is automatically effective upon filing) and remain effective for the period of the distribution contemplated thereby, in accordance with the applicable provisions of this Agreement;

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(b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above but no longer than is necessary to complete the distribution of the securities covered by such registration statement, and (i) use reasonable efforts to cause such filings not to contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the SEC with respect to the disposition of all securities covered by such registration statement in accordance with the Holders’ intended methods of distribution set forth in such registration statement for such period;

(c) furnish to any selling Holders copies of the registration statement and the prospectus included therein (including each preliminary prospectus) proposed to be filed and provide such selling Holders with a reasonable opportunity to review and comment on such registration statement;

(d) if requested by the managing underwriter or underwriters, if any, or the selling Holder(s), promptly include in any prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or the selling Holder(s) may reasonably request in order to permit the intended method of distribution of such Registrable Securities and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 2.1(d) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(e) in the event that the Registrable Securities are being offered in an Underwritten Offering, furnish to the Holder(s) participating in such Underwritten Offering and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus and final prospectus as such underwriters may reasonably request in order to facilitate the public offering or other disposition of such securities;

(f) as promptly as reasonably practicable notify the selling Holder(s) at any time when a prospectus relating thereto is required to be delivered under the Securities Act or of the Company’s discovery of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing (which, for the avoidance of doubt, shall commence a Suspension Period (as defined below)), and, subject to Section 2.2, at the request of any selling Holder, as promptly as is reasonably practicable, prepare and file with the SEC a supplement or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or file any other required document and at the request of any selling Holder, furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

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(g) use reasonable best efforts to register and qualify (or exempt from such registration or qualification) the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested in writing by any selling Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdictions where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) take any action that would subject it to general service of process in any such jurisdictions;

(h) in the event that the Registrable Securities are being offered in a public offering, enter into an underwriting agreement, a placement agreement or equivalent agreement customary for a transaction of that nature, in each case in accordance with the applicable provisions of this Agreement, and take all such other actions reasonably requested by the Holders of the Registrable Securities being sold in connection therewith (including any customary and reasonable actions requested by the managing underwriters, if any) to facilitate the disposition of such Registrable Securities, and in such connection, (i) the underwriting agreement shall contain indemnification provisions and procedures substantially to the effect set forth in Article III hereof with respect to all parties to be indemnified pursuant to Article III except as otherwise agreed by the Holders and (ii) deliver such other documents and certificates as may be reasonably requested by the managing underwriters;

(i) in connection with an Underwritten Offering with anticipated gross proceeds from such sale of more than $50,000,000 (without regard to any underwriting discount or commission), the Company shall cause its officers to use reasonable best efforts to support the marketing of the Registrable Securities covered by such offering (including participation in “road shows” or other similar marketing efforts) to the extent reasonably necessary, in the view of the managing underwriter(s), to support the proposed sale of Registrable Securities pursuant to such Underwritten Offering;

(j) use reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, (ii) a “negative assurances letter”, dated as of such date, of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and (iii) “comfort” letters dated the date of pricing and closing of such offering, as reasonably requested by the underwriters, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, such letter to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings;

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(k) in the event that the Registrable Securities covered by such Registration Statement are shares of Common Stock, use reasonable best efforts to list the Common Stock covered by such Registration Statement with any securities exchange on which the Common Stock is then listed;

(l) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(m) in connection with a customary due diligence review in connection with an Underwritten Offering, make available for inspection by the Holders participating in any such Underwritten Offering, any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by the Holders or underwriter (collectively, the “Offering Persons”), at the offices where normally kept or, if requested, via virtual platform, during reasonable business hours, all relevant financial and other records, pertinent corporate documents of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply relevant information and participate in customary due diligence sessions in each case reasonably requested by any such underwriter, counsel or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Offering Persons, unless (i) disclosure of such information is required by court or administrative order or in connection with an audit or examination by a regulatory or self-regulatory authority, bank examiner or auditor, (ii) disclosure of such information, in the reasonable judgment of the Offering Persons, is required by law or applicable legal process (including in connection with the offer and sale of securities pursuant to the rules and regulations of the SEC), (iii) such information is or becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Offering Persons in violation of this Agreement or (iv) such information (A) was known to such Offering Persons (prior to its disclosure by the Company) from a source other than the Company when such source, to the knowledge of the Offering Persons, was not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information, (B) becomes available to the Offering Persons from a source other than the Company when such source, to the knowledge of the Offering Persons, is not bound by any contractual, legal or fiduciary obligation of confidentiality to the Company with respect to such information or (C) was developed independently by the Offering Persons or their respective representatives without the use of, or reliance on, information provided by the Company. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Offering Person shall be required to give the Company prompt written notice of the proposed disclosure prior to such disclosure (except in the case of (ii) above when a proposed disclosure was or is to be made in connection with a registration statement or prospectus under this Agreement and except in the case of clause (i) above when a proposed disclosure is in connection with a routine audit or examination by a regulatory or self-regulatory authority, bank examiner or auditor);

(n) reasonably cooperate with the selling Holders and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of reasonable best efforts to obtain FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the SEC; and

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(o) as promptly as is reasonably practicable notify the selling Holder(s) (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement or the initiation of any proceedings for such purpose (which, for the avoidance of doubt, shall commence a Suspension Period), or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

(p) promptly furnish counsel for each underwriter, if any, and for the Holder(s) and their respective counsel copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus (for the avoidance of doubt, including, but not limited to, any comment letters received from the SEC or any state securities authority).

The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.1(f), Section 2.1(o)(ii) or Section 2.1(o)(iii), the Holders shall discontinue (and direct any other Persons making offers and sales of Registrable Securities on their behalf to discontinue) disposition of any Registrable Securities covered by such registration statement or the related prospectus until receipt of the copies of the supplemented or amended prospectus, which supplement or amendment shall, subject to the other applicable provisions of this Agreement, be prepared and furnished as soon as reasonably practicable, or until the Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed, and have received copies of any amended or supplemented prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, the Holders shall use reasonable best efforts to return to the Company all copies then in their possession, of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as practicable after the Company has determined that the use of the applicable prospectus may be resumed, the Company will notify the Holders thereof. In the event the Company invokes an Interruption Period hereunder and in the sole discretion of the Company the need for the Company to continue the Interruption Period ceases for any reason, the Company shall, as soon as reasonably practicable, provide written notice to the Holders that such Interruption Period is no longer applicable.

Section 2.2 Suspension. The Company shall be entitled, on two occasions during any 12-month period, for a period of time not to exceed an aggregate of 75 days during any 12-month period (any such period a “Suspension Period”), to (x) postpone or defer any registration of Registrable Securities and shall have the right not to file and not to cause the effectiveness of any registration statement covering any Registrable Securities, (y) suspend the use of any prospectus and registration statement covering any Registrable Securities and (z) require the Holders to suspend any offerings or sales of Registrable Securities pursuant to a registration statement, if the Company delivers to the Holders affected thereby a certificate signed by the chief executive officer of the Company certifying that such registration and offering would (i) require the Company to

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make an Adverse Disclosure or (ii) materially interfere with any bona fide material financing, acquisition, disposition or other similar transaction involving the Company or any of its subsidiaries then under consideration whether due to commercial reasons related thereto or a desire to avoid premature disclosure of information. Such certificate shall contain an approximation of the anticipated length of such suspension. The Holders shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 2.1(m). If the Company defers any registration of Registrable Securities in response to an Underwritten Offering Notice or requires the Holder(s) to suspend any Underwritten Offering, the selling Holder(s) shall be entitled to withdraw such Underwritten Offering Notice and if they do so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 1.6.

Section 2.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration or offering pursuant to Article I shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne, pro rata, by the Holders included in such registration.

Section 2.4 Information by Holders. The Holder or Holders included in any registration shall, and the Purchasers shall cause such Holder or Holders to, furnish to the Company or its representatives in writing such information regarding such Holder or Holders and their Affiliates, the Registrable Securities held by them and the distribution proposed by such Holder or Holders and their Affiliates as the Company or its representatives may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement, including, but not limited to, the number of shares of Common Stock (or convertible, exchangeable or exercisable for Common Stock within 60 days of any such filing) owned by such Holder or Holders and their Affiliates, the number of such Registrable Securities proposed to be sold, the name and address of such Holder or Holders proposing to sell and the distribution proposed by such Holder or Holders and their Affiliates as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Company under Article I are conditioned on and contingent upon the timely provision in writing of any required information under this Section 2.4 by such Holder or Holders.

Section 2.5 Rule 144.

(a) With a view to making available the benefits of Rule 144 to the Holders, the Company agrees that, for so long as a Holder owns Registrable Securities, the Company will use reasonable best efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement;

(ii) file with the SEC in a timely manner all reports and other documents required of the Company to be filed under the Securities Act and the Exchange Act;

(iii) furnish to the Holder upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act; and

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(iv) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC (including the removal of any restrictive legend thereon to the extent such removal is permitted under Rule 144 or other applicable law and subject to the Holder providing reasonable evidence of compliance therewith).

(b) For as long as a Holder owns Registrable Securities issued or issuable upon conversion thereof, upon a Holder’s satisfaction of the relevant holding period under Rule 144 and the other applicable requirements therein, the Company will use reasonable best efforts to take such further necessary action as any Holder of Registrable Securities may reasonably request in connection with the removal of any restrictive legend on the Registrable Securities, provided that the Holder shall provide reasonable evidence of compliance with applicable securities laws.

Section 2.6 Purchasers Holdback Agreement. If during the Effectiveness Period, the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to an Underwritten Offering of Common Stock or securities convertible into, or exchangeable or exercisable for, such securities or otherwise informs the Holders that it intends to conduct such Underwritten Offering utilizing an effective registration statement and provides each Holder the opportunity to participate in such Underwritten Offering in accordance with and to the extent required by the terms of this Agreement, each Holder shall for so long as such Holder together with its respective Affiliates beneficially owns, on an as converted basis (as defined in the Certificates of Designations) greater than 5% of the then outstanding Common Stock or has a right to nominate a director to the Company Board (as defined in the Purchase Agreements), if requested by the managing underwriter or underwriters, enter into a customary “lock-up” agreement relating to the sale, offering or distribution of Registrable Securities, in the form reasonably requested by the managing underwriter or underwriters, covering the period commencing on the date of the prospectus or prospectus supplement pursuant to which such offering may be made and continuing until the earlier of 90 days from the date of such prospectus or prospectus supplement, as applicable or such shorter period as may be agreed to by the managing underwriter or underwriters; provided that nothing herein will prevent (i) any Holder that is a partnership or corporation from making a transfer to an Affiliate that is otherwise in compliance with applicable securities laws, (ii) any pledge of Registrable Securities by a Holder or (iii) any foreclosure in connection with or transfer in lieu of a foreclosure under any pledge of Registrable Securities by a Holder, in each case that is otherwise in compliance with applicable securities laws. Notwithstanding the foregoing, any discretionary waiver or termination of this holdback provision by such underwriters with respect to any of the Holders shall apply to the other Holders as well, pro rata based upon the number of Registrable Securities subject to such obligations.

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ARTICLE III

INDEMNIFICATION

Section 3.1 Indemnification by Company. To the extent permitted by applicable law, the Company will, with respect to any Registrable Securities covered by a registration statement or prospectus, or as to which registration, qualification or compliance under applicable “blue sky” laws has been effected pursuant to this Agreement, indemnify and hold harmless each Holder, each Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents, employees and Affiliates, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act and such Holder’s current and former officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents, employees and Affiliates, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Company Indemnified Parties”), from and against any and all expenses, claims, losses, damages, costs (including costs of preparation and reasonable and documented attorney’s fees and expenses and any legal or other documented fees or expenses actually incurred by such party in connection with any investigation or proceeding), judgments, fines, penalties, charges, amounts paid in settlement and other liabilities, joint or several, (or actions or proceedings, in respect thereof) (collectively, “Losses”) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) or other document, in each case related to such registration statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rules or regulations thereunder applicable to the Company in connection with any registration or offering hereunder and (without limiting the preceding portions of this Section 3.1), the Company will reimburse each of the Company Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.1, settling any such Losses or action, as such expenses are incurred; provided that the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to a Holder in any such case for any such Losses or action to the extent that it arises out of or is based upon a violation or alleged violation of any state or federal law (including any claim arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission in the registration statement or prospectus) which occurs in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder or its authorized representatives expressly for use in connection with such registration by or on behalf of any Holder.

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Section 3.2 Indemnification by Holders. To the extent permitted by applicable law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which registration or qualification or compliance under applicable “blue sky” laws is being effected, indemnify, severally and not jointly with any other Holders, the Company, each of its representatives, and each Person who controls the Company within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), against all Losses (or actions in respect thereof) to the extent arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular, “issuer free writing prospectus” or other document, in each case related to such registration statement, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each of the Holder Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.2, settling any such Losses or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, “issuer free writing prospectus” or other document in reliance upon and in conformity with written information regarding such Holder furnished to the Company by such Holder or its authorized representatives and stated to be specifically for use therein; provided, however, that in no event shall any indemnity under this Section 3.2 payable by any of the Purchasers and any Holder exceed an amount equal to the net proceeds (after deducting Selling Expenses) actually received by such Holder in respect of the sale of the Registrable Securities giving rise to such indemnification obligation. The indemnity agreement contained in this Section 3.2 shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the applicable Holder (which consent shall not be unreasonably withheld or delayed).

Section 3.3 Notification. If any Person shall be entitled to indemnification under this Article III (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest; (ii) such action includes both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the Indemnifying Party; (iii) the Indemnifying Party shall have failed within a reasonable period of time to employ counsel reasonably satisfactory to the

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Indemnified Party and assume such defense and the Indemnified Party is or would reasonably be expected to be materially prejudiced by such delay or (iv) the Indemnifying Party agrees to pay such fees and expenses. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Article III only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which (A) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and (B) does not include any statement as to any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. The indemnity agreements contained in this Article III shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Article III shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (together with one local counsel, if appropriate) for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

Section 3.4 Contribution. If the indemnification provided for in this Article III is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Article III, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.4 was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 3.4. Notwithstanding the foregoing, the amount any Purchaser or any Holder will be obligated to contribute pursuant to this Section 3.4 will be limited to an amount equal to the net proceeds actually received by such Purchaser or Holder in respect of the sale of the Registrable Securities giving rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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ARTICLE IV

TRANSFER AND TERMINATION OF REGISTRATION RIGHTS

Section 4.1 Transfer of Registration Rights. Any rights to cause the Company to register securities granted to a Holder under this Agreement may be transferred or assigned to any Person only in connection with a Transfer (both as defined in the Purchase Agreements) of Series B Preferred Stock or Common Stock, as applicable, permitted under Section 6.15(b) of the Purchase Agreements; provided, however, that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) prior written notice of such assignment of rights is given to the Company, (c) such transferee agrees in writing to be bound by, and subject to, this Agreement as a “Holder” pursuant to a written instrument in form and substance reasonably acceptable to the Company and (d) such Transfer represents 3% or more of the outstanding Common Stock on an as-converted basis.

Section 4.2 Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Article I shall terminate with respect to such Holder upon the date upon which such Holder no longer holds any Registrable Securities.

ARTICLE V

MISCELLANEOUS

Section 5.1 Amendments and Waivers. Subject to applicable law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the Purchasers (with respect to each Purchaser, for so long as such Purchaser owns Registrable Securities), Holders representing a majority-in-interest of the Registrable Securities then outstanding and the Company; provided that an amendment that adversely affects any Purchaser or Holder disproportionately to the others shall not bind such Purchaser or Holder without its consent.

Section 5.2 Extension of Time, Waiver. The parties hereto may, to the extent legally allowed and except as otherwise set forth herein: (a) extend the time for the performance of any of the obligations or other acts of the other parties, as applicable; and (b) subject to the requirements of applicable law, waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party; provided that any Purchaser may execute such waivers on behalf of any Holder. Any failure or delay in exercising any right, power or privilege pursuant to this Agreement will not constitute a waiver of such right, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.3 Assignment. Except as provided in Section 4.1, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto; provided, further, that if the Company consolidates or merges with or into any Person and the Common Stock or any other Registrable Securities are, in whole or in part,

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converted into or exchanged for securities of a different issuer, and any Holder would, upon completion of such merger or consolidation, hold Registrable Securities of such issuer, then as a condition to such transaction the Company will cause such issuer to assume all of the Company’s rights and obligations under this Agreement in a written instrument delivered to the Holders.

Section 5.4 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 5.5 Entire Agreement; No Third Party Beneficiary. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Purchase Agreements, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto, their respective successors and permitted assigns and any Indemnified Party hereunder.

Section 5.6 Governing Law; Jurisdiction.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of laws principles.

(b) Each party hereto irrevocably submits to the non-exclusive jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware any suit, action or other proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such court. Each party hereto hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or other proceeding. The parties hereto further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any suit, action or other proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

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Section 5.7 Specific Enforcement. The parties acknowledge and agree that in the event of a breach by the Company or a Purchaser of any of their obligations hereunder (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to enforce specifically the terms and provisions hereof in the courts described in Section 5.6 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of this Agreement and without that right, neither the Company nor the Purchasers would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.7 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 5.8 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.8.

Section 5.9 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately upon delivery by electronic mail (provided that no bounceback or similar “undeliverable” message is received by such sender) or by hand (with a written confirmation of delivery), in each case to the intended recipient as set forth below:

(a)	If to the Company, to it at:

Fluidigm Corporation

2 Towers Place, Suite 2000

South San Francisco, CA 94080

Attention: Nicholas S. Khadder

Email: nick.khadder@fluidigm.com

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with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304

Attention: Robert F. Kornegay

                 Zachary Myers

                 Douglas K. Schnell

E-mail:     rkornegay@wsgr.com

                 zmyers@wsgr.com

                 dschnell@wsgr.com

(b)	If to the Holders or the Purchasers:

(i)	To Viking Global Opportunities Illiquid Investments Sub-Master LP / Viking Global Opportunities Drawdown (Aggregator) LP at:

c/o Viking Global Investors LP

55 Railroad Avenue

Greenwich, CT 06830

Attention:         Legal and Compliance Department

Email:              legalnotices@vikingglobal.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:     Michael Movsovich

Email:  mmovsovich@kirkland.com

(ii)	to Casdin Private Growth Equity Fund II, L.P. / Casdin Partners Master Fund, L.P. at:

c/o Casdin Capital, LLC

1350 6th Avenue, Suite 2600

New York, NY 10019

Attention:         Kevin O’Brien

Email:               kevin@casdincapital.com

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with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Attn:   Krishna Veeraraghavan

Email: kveeraraghavan@paulweiss.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any party hereto may provide notice to the other parties hereto of a change in its address or e-mail address through a notice given in accordance with this Section 5.9, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 5.9 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 5.9.

Section 5.10 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. Upon such a determination, the parties hereto agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

Section 5.11 Expenses. Except as provided in Section 2.3 and Article III, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 5.12 Interpretation. The rules of interpretation set forth in Section 1.3 of the Purchase Agreements shall apply to this Agreement, mutatis mutandis.

Section 5.13 No Inconsistent Agreements; Most Favored Nations. The Company is not currently a party to any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are on parity with or senior to, or inconsistent with, the registration rights granted to the Holders pursuant to this Agreement. The Company shall not enter into any agreement with respect to its securities (a) that is inconsistent with or violates the rights granted to the Holders by this Agreement, (b) that would allow any holder or prospective holder of any securities of the Company to include such securities in any Underwritten Offering or registration giving rights to the rights under Section 1.8 unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that their inclusion would not reduce the amount of the Registrable Securities of the Holders included therein or (c) on terms otherwise more favorable than this Agreement.

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Section 5.14 Opt-Out Requests. Subject to Section 2.6, each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement regarding an Underwritten Offering, a Take-Down Notice or a Piggyback Registration Statement (except any Suspension Notice or any other notice as required by law, rule or regulation) by delivering to the Company a written statement signed by such Holder that it does not want to receive any such notices hereunder (an “Opt-Out Request”), in which case, and notwithstanding anything to the contrary in this Agreement, the Company and other Holders shall not be required to, and shall not, deliver any such notice or other related information required to be provided to Holders hereunder to the extent that the Company or such other Holders reasonably expect such notice or information would result in a Holder acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder that has previously given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided, that each Holder shall use reasonable best efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests. Notwithstanding the foregoing, this shall not prohibit any communications or notices to employees, officers and directors or agents of the Company, or notices or communications pursuant to any other agreements.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

FLUIDIGM CORPORATION

By:	/s/ Vikram Jog
Name: Vikram Jog
Title: Chief Financial Officer

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

PURCHASERS:

CASDIN PRIVATE GROWTH EQUITY FUND II, L.P.

By: Casdin Private Growth Equity Fund II
GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Name: Kevin O’Brien
Title: General Counsel

CASDIN PARTNERS MASTER FUND, L.P.

By: Casdin Partners GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Name: Kevin O’Brien
Title: General Counsel

VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP

By: Viking Global Opportunities Portfolio GP, LLC, its General Partner

By:	/s/ Katerina Novak
Name: Katerina Novak
Title: Authorized Signatory

VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP

By: Viking Global Opportunities Drawdown Portfolio GP LLC, its General Partner

By:	/s/ Katerina Novak
Name: Katerina Novak
Title: Authorized Signatory

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

DEFINED TERMS

The following capitalized terms have the meanings indicated:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Chief Executive Officer of the Company (after consultation with legal counsel): (i) would be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliates” shall have the meaning given to such term in the Certificates of Designations.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by law to be closed.

“Certificates of Designations” means the Certificates of Designations setting forth the designations, powers, preferences, qualifications, limitations and restrictions of the Series B Preferred Stock, to be dated as of the Closing Date (as defined in the Purchase Agreements), as may be amended from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Legal Proceeding” means any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by or pending before any governmental authority, arbitrator or other tribunal.

“Lock-Up Shares Period” means with respect to the Series B Preferred Stock that are held by the Purchasers or their Permitted Transferees, the period ending on the six-month anniversary of the closing date of the Purchase Agreements.

“Long-Form Registration Statement” means a registration statement on Form S-1 or any similar long-form registration statement.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a governmental authority.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or the automatic effectiveness of such registration statement, as applicable.

“Registrable Securities” means, as of any date of determination, (x) any shares of Series B Preferred Stock or Common Stock held by a Holder acquired pursuant to the Purchase Agreements (including pursuant to Section 6.16 of the Purchase Agreements) and the Loan Agreements or otherwise in a primary issuance of the Company pursuant to which such Holder has a preemptive right under Section 6.16 of the Purchase Agreement, including (i) any shares of Common Stock hereafter acquired by any Holder pursuant to the conversion of the Series B Preferred Stock in accordance with the Certificate of Designations and (ii) any shares of Series B Preferred Stock or Common Stock hereafter acquired by any Holder pursuant to the conversion of the Convertible Loans in accordance with the Loan Agreements and (y) any other securities issued or issuable with respect to any such shares of Common Stock or Series B Preferred Stock or the Convertible Loans by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise (including, for the avoidance of doubt, a redemption, put or call transaction pursuant to the Certificate of Designations or the Loan Agreements). As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act, (ii) such securities shall have ceased to be outstanding, (iii) such securities have been transferred in a transaction in which the Holder’s rights under this Agreement are not assigned to the transferee of the securities, (iv) such securities are sold in a broker’s transaction under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (v) such securities are eligible to be resold in a broker’s transaction under Rule 144 without regard to Rule 144’s volume and manner of sale restrictions and the Holder, together with its Affiliates, beneficially owns less than 3% of the Company’s then-outstanding shares of Common Stock and has no representative on the Company’s board of directors or (vi) such securities have been sold or transferred by any Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder. Notwithstanding anything contained in this Agreement, the Company shall not register the Series B Preferred Stock and a Holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement and the Company will only file a Registration Statement with respect to Common Stock (even if such Holder does not yet hold its Registrable Securities in the form of Common Stock)).

“Registration Expenses” means all (a) expenses incurred by the Company in complying with Article I or Article II, including all registration, qualification, listing and filing fees, printing expenses, FINRA fees, escrow fees and fees and disbursements of counsel and independent accountants for the Company, blue sky fees and expenses and (b) reasonable, documented out-of-pocket fees and expenses of outside legal counsel to the Purchasers retained in connection with registrations or Underwritten Offerings contemplated hereby; provided, however, that the Company shall only be responsible for the fees and expenses of each such outside legal counsel (no more than one counsel per Purchaser, up to a maximum of two counsel), up to an amount not to exceed $75,000 per Purchaser not to exceed an aggregate of $150,000 per registration or offering. For the avoidance of doubt, Registration Expenses shall not be deemed to include any Selling Expenses.

“Registration Statement” means any registration statement of the Company filed or to be filed with the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“Rule 405” means Rule 405 promulgated under the Securities Act and any successor provision.

“Rule 462(e)” means Rule 462(e) promulgated under the Securities Act and any successor provision.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and the fees and expenses of any accountants or other persons (except as set forth in the definition of “Registration Expenses”) retained or employed by the Purchasers and the Holders.

“Shelf Registration Statement” means the Resale Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

“Termination Date” means the first date on which there are no Registrable Securities or there are no Holders.

“Underwritten Offering” means a registered offering in which securities of the Company are sold to one or more underwriters on a firm commitment basis for reoffering to the public, including through a block trade or a bought deal.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

The following terms are defined in the Sections of the Agreement indicated:

INDEX OF TERMS

Term	Section
Agreement	Preamble
Common Stock	Recital
Company	Preamble
Company Indemnified Parties	Section 3.1
Effectiveness Period	Section 1.2
Electronic Delivery	Section 5.4
Holder	Preamble
Holder Indemnified Parties	Section 3.2
Holders	Preamble
Indemnified Party	Section 3.3
Indemnifying Party	Section 3.3
Interruption Period	Section 2.1
Losses	Section 3.1
Offering Persons	Section 2.1(m)
Piggyback Notice	Section 1.8(a)
Piggyback Registration Statement	Section 1.8(a)
Piggyback Request	Section 1.8(a)
Purchase Agreements	Recitals
Purchaser	Preamble
Purchasers	Preamble
Resale Shelf Registration Statement	Section 1.1
Series B Preferred Stock	Recitals
Series B-1 Preferred Stock	Recitals
Series B-2 Preferred Stock	Recitals
Shelf Offering	Section 1.7
Subsequent Holder Notice	Section 1.5
Subsequent Shelf Registration Statement	Section 1.3
Suspension Period	Section 2.2
Take-Down Notice	Section 1.7
Underwritten Offering	Section 1.6(a)
Underwritten Offering Notice	Section 1.6(a)

Exhibit 10.6

TRANSITION AGREEMENT AND RELEASE

This Transition Agreement and Release (“Transition Agreement”) is made by and between Chris Linthwaite (“Executive”) and Fluidigm Corporation (the “Company”) (collectively, Executive and the Company referred to as the “Parties” or individually referred to as a “Party”).

RECITALS

WHEREAS, Executive is employed by the Company as its Chief Executive Officer;

WHEREAS, Executive signed an offer letter with the Company on July 14, 2016 (the “Offer Letter”);

WHEREAS, Executive signed an At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement with the Company on July 20, 2016 (the “Confidentiality Agreement”);

WHEREAS, the Company granted Executive certain (i) stock options to purchase Company common stock (“Options”), and (ii) time-based and performance-based restricted stock units covering Company common stock (“RSUs”) (collectively, Employee’s Options and RSUs are referred to as “Equity Awards”) that entitle Executive to purchase or to receive shares of the Company’s common stock subject to the terms and conditions of the Company’s equity incentive plans (the “Stock Plans”) and the respective stock option and/or RSUs agreements (collectively, the “Equity Agreements”);

WHEREAS, Executive signed an Indemnification Agreement with the Company dated August 1, 2016 (the “Indemnification Agreement”);

WHEREAS, Executive signed an Amended and Restated Employment and Severance Agreement effective August 1, 2016 (the “Severance Agreement”), which was subsequently superseded in full by the Company’s 2020 Change of Control and Severance Plan (the “Severance Plan”) and Executive’s Participation Agreement thereunder;

WHEREAS, the Parties agree that Executive’s employment with the Company will terminate as of the earliest to occur of (i) immediately prior to the Closing Date of the sale of Series B-1 Preferred Stock to Casdin Private Growth Equity Fund II, L.P., a Delaware limited partnership and Casdin Partners Master Fund, L.P., a Cayman Islands exempted limited partnership (collectively, the “Purchaser”), pursuant to that certain Series B-1 Convertible Preferred Stock Purchase Agreement by and between the Company and the Purchaser (the “Purchase Agreement”, with the transactions contemplated therein, the “Purchase”), (ii) May 15, 2022 and (iii) such earlier date as the Parties mutually agree to terminate the employment relationship (the earliest date under clause (i), (ii), or (iii) shall be referred to as the “Separation Date”), and that the execution of this Transition Agreement and his termination of employment with the Company on the Separation Date constitute a triggering event entitling Executive to the benefits set forth in the Severance Plan and the Executive’s Participation Agreement thereunder;

WHEREAS, the Parties desire to continue Executive’s employment with the Company until the Separation Date in accordance with the terms hereof; and

WHEREAS, the Parties wish to resolve certain disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Executive may have against the Company and any of the Releasees as defined below, including, but not limited to, certain claims arising out of or in any way related to Executive’s employment with or separation from the Company.

NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Executive hereby agree as follows:

COVENANTS

1. Consideration. In consideration of Executive’s execution of this Transition Agreement and Executive’s fulfillment of all of its terms and conditions, the Company agrees as follows:

a. Continued Employment; Service on the Board of Directors. The Company agrees that beginning on the Transition Agreement Effective Date, the Company will continue to employ Executive as an at-will employee until the Separation Date or, if earlier, the date Executive’s employment with the Company terminates (such period the “Transition Period”). Executive agrees that during the Transition Period, Executive will continue to serve in the role of President and Chief Executive Officer of the Company and carry out all duties and responsibilities associated with that role and any other duties and responsibilities reasonably assigned to him by the Company’s Board of Directors (the “Board”), including transitioning Executive’s duties and responsibilities to a new chief executive officer and assisting the Company as reasonably needed to close the Purchase. Executive will perform the requested transition and other services in good faith and to the best of Executive’s abilities. During the Transition Period, Executive will continue to receive Executive’s regular base salary as of the Transition Agreement Effective Date, be eligible to receive a bonus under the Company’s 2021 bonus plan on the same terms as in effect as of the Transition Agreement Effective Date, be eligible to participate in then-available Company benefit plans at the same level as Executive would have been eligible to participate in such plans immediately prior to the start of the Transition Period, subject to the terms and conditions, including eligibility requirements, of such plans, and vest in the Equity Awards, subject to the terms and conditions of the Equity Agreements. In addition, Executive will continue to serve on the Company’s Board of Directors during the Transition Period and at the end of the Transition Period, Executive hereby resigns from the Company’s Board of Directors (and the boards of directors of all of the Company’s subsidiaries) and any positions Executive occupied with the Company or any subsidiary or affiliate of the Company immediately prior to the end of the Transition Period. Executive acknowledges that his resignation from the Company’s Board of Directors is not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Executive also agrees to execute any necessary documents or other forms necessary to effectuate or document his resignation as a matter of local, state, federal, or international law. Executive will not participate in the Company’s 2022 bonus plan.

b. Legal Fees. The Company will reimburse Executive’s reasonable attorneys’ fees incurred in connection with the review and negotiation of this Transition Agreement and its enclosed exhibits, up to a maximum of Fifty Thousand Dollars ($50,000).

2. Separation Agreement and Release. Within ten (10) days following the Separation Date (and no earlier than the Separation Date), in exchange for Executive’s execution and non-revocation of the Separation Agreement and Release herein and attached hereto as Exhibit A (the “Separation Agreement”) within the timeframe set forth therein, the Company agrees to provide Executive with the consideration set forth in the Separation Agreement. Executive acknowledges that, but for his signing of the Separation Agreement, Executive is otherwise not entitled to the consideration set forth in the Separation Agreement or any other post-employment benefits, except as set forth under the Severance Plan and the Executive’s Participation Agreement thereunder. The Company may modify the Separation Agreement to comply with any new laws that become applicable prior to the end of the Transition Period and to insert applicable dates and other information as may be needed. Executive acknowledges that his execution of the Separation Agreement is not a condition of employment or continued employment. For the avoidance of doubt in the event a Change of Control (as such term is defined in the Severance Plan) of the Company occurs within the Change of Control Period (as such term is defined in the Severance Plan), such that Executive would otherwise become entitled to receive the payments and benefits pursuant to Section 5 of the Severance Plan, Executive shall automatically become entitled to receive the payments and benefits set forth in Section 5 of the Severance Plan (and the Executive’s Participation Agreement thereunder) in lieu of the payments and benefits set forth in the Separation Agreement; provided, however, that Executive’s entitlement to any such benefits in Section 5 of the Severance Plan (and the Executive’s Participation Agreement thereunder) will terminate once the Change of Control Period expires.

3. Release of Claims. In exchange for the consideration provided under this Transition Agreement, Executive (on Executive’s own behalf and on behalf of Executive’s respective heirs, family members, executors, agents, and assigns) agrees to release, with the exception of any rights or claims Executive may have under the California Fair Employment and Housing Act (the “FEHA”), any and all claims Executive may have against the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, professional employer organization or co-employer, insurers, trustees, divisions, parents, subsidiaries, predecessor and successor corporations, and assigns (collectively the “Releasees”) as of the date Executive signs this Transition Agreement, including, but not limited to, the following: (a) claims arising under the federal or any state constitution; (b) claims for breach of contract, breach of public policy, physical or mental harm or distress; (c) any claim for attorneys’ fees and costs, except as set forth herein; (d) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company other than pursuant to the Equity Agreements in accordance with the terms in effect as of the date this Transition Agreement is executed; and (e) any and all other claims arising from Executive’s employment relationship with the Company or the termination of that relationship. Executive agrees that, with respect to the claims released herein, Executive will not file any legal action asserting any such claims. Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to: (i) claims with respect to benefits pursuant to the Severance Plan and the Executive’s Participation Agreement thereunder, to the extent not paid pursuant to this Transition Agreement, (ii) any obligations incurred or rights preserved under this Transition Agreement; (iii) any rights to indemnification as a result of Executive’s service as an officer or director of the Company, including any such rights under the Indemnification Agreement or (iv) claims that cannot be released as a matter of law (including FEHA claims).

4. California Civil Code Section 1542. Executive acknowledges that Executive has been advised to consult with legal counsel and that Executive is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Executive, being aware of said code section, agrees to expressly waive any rights Executive may have thereunder with respect only to the claims released herein, as well as under any other statute or common law principles of similar effect.

5. Trade Secrets and Confidential Information/Company Property; Insider Trading Policy. Executive acknowledges that the Confidentiality Agreement remains in effect and agrees to continue complying with the terms thereof during the Transition Period, provided, however, that the Company will not enforce Section 8 (“Solicitation of Employees”). Executive acknowledges and agrees to continue to abide by the terms and conditions of the Company’s Insider Trading Policy in accordance with its terms.

6. Protected Activity Not Prohibited. Executive understands that nothing in this Transition Agreement shall in any way limit or prohibit Executive from engaging in any Protected Activity. Protected Activity includes: (i) filing and/or pursuing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”); and/or (ii) disclosing information pertaining to sexual harassment or any other unlawful or potentially unlawful conduct in the workplace, to the extent protected by applicable law. Executive understands that in connection with such Protected Activity, Executive is permitted to disclose documents or other information as permitted by law, without giving notice to, or receiving authorization from, the Company. Executive further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications or attorney work product. Any language in the Confidentiality Agreement regarding Executive’s right to engage in Protected Activity that conflicts with, or is contrary to, this section is superseded by this Transition Agreement. In addition, pursuant to the Defend Trade Secrets Act of 2016, Executive is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

7. Governing Law and No Oral Modification. This Transition Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions. This Transition Agreement may only be amended in a writing signed by Executive and an authorized member of the Company’s Board of Directors.

8. Transition Agreement Effective Date. Executive understands that this Transition Agreement shall be null and void if not executed by Executive on or before January 23, 2022. This Transition Agreement will become effective on the date it has been signed by both Parties (the “Transition Agreement Effective Date”). In the event that Executive signs this Agreement and returns it to the Company in less than five (5) business days, Executive hereby acknowledges that Executive has knowingly and voluntarily chosen to waive the time period allotted for considering this Agreement.

9. Entire Agreement. This Transition Agreement represents the entire agreement and understanding between the Company and Executive concerning the subject matter hereof, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter hereof, with the exception of the Confidentiality Agreement (subject to Section 5 above), the Severance Plan, and Executive’s Participation Agreement under the Severance Plan, the Indemnification Agreement, and the Equity Agreements.

10. Severability and Counterparts. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Transition Agreement shall continue in full force and effect without said provision or portion of provision. This Transition Agreement may be executed in counterparts and each counterpart shall be deemed an original and all of which counterparts taken together shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The counterparts of this Transition Agreement may be executed and delivered by facsimile, photo, email PDF, or other electronic transmission or signature.

11. Voluntary Execution of Transition Agreement. Executive understands and agrees that he executed this Transition Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing his claims against the Company as set forth herein.

[Remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Transition Agreement on the respective dates set forth below.

CHRIS LINTHWAITE, an individual

Dated: January 21, 2022	/s/ Chris Linthwaite
Chris Linthwaite

FLUIDIGM CORPORATION

Dated: January 23, 2022	By	/s/ Vikram Jog
Name: Vikram Jog
Title: Chief Financial Officer

EXHIBIT A TO TRANSITION AGREEMENT

SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (“Agreement”) is made by and between Chris Linthwaite (“Executive”) and Fluidigm Corporation (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”).

RECITALS

WHEREAS, Executive was employed as the Company’s Chief Executive Officer;

WHEREAS, Executive signed an offer letter with the Company on July 14, 2016 (the “Offer Letter”);

WHEREAS, Executive signed an At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement with the Company on July 20, 2016 (the “Confidentiality Agreement”);

WHEREAS, Executive signed an Amended and Restated Employment and Severance Agreement effective August 1, 2016 (the “Severance Agreement”), which was subsequently superseded in full by the Company’s 2020 Change of Control and Severance Plan (the “Severance Plan”) and Executive’s Participation Agreement thereunder;

WHEREAS, Executive signed an Indemnification Agreement with the Company dated August 1, 2016 (the “Indemnification Agreement”);

WHEREAS, the Company granted Executive certain (i) stock options to purchase Company common stock (“Options”), and (ii) time-based and performance-based restricted stock units covering Company common stock (“RSUs”) (collectively, Employee’s Options and RSUs are referred to as “Equity Awards”) that entitle Executive to purchase or to receive shares of the Company’s common stock subject to the terms and conditions of the Company’s equity incentive plans (the “Stock Plans”) and the respective stock option and/or RSUs agreements (collectively, the “Equity Agreements”)

WHEREAS, Executive separated from employment with the Company effective                     , 2022 (the “Separation Date”); and

WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Executive may have against the Company and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related to Executive’s employment with or separation from the Company.

NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Executive hereby agree as follows:

COVENANTS

1. Consideration.

a. Separation Payments. The Company shall pay Executive a total of one million one hundred ninety thousand Dollars ($1,190,000), less applicable withholdings, in equal installments over the course of twenty-four (24) months beginning as of the Company’s first regular payroll date following the Separation Date in accordance with the Company’s regular payroll practices. The first such payment will include payment for the period from the Separation Date through the first payment date.

b. Consulting Agreement. Commencing on the Separation Date and continuing through November 30, 2022 (the “Consulting Period”), Executive agrees to provide consulting services to the Company pursuant to the terms of the Consulting Agreement attached hereto as Exhibit 1 (the “Consulting Agreement”). During the Consulting Period, Executive agrees to reasonably assist the Company in connection with the transitioning of Executive’s duties, and to provide such other services as are set forth in the Consulting Agreement. Nothing in this Agreement or the Consulting Agreement pertaining to Executive’s subsequent role as a Consultant shall in any way be construed to constitute Executive continuing as an agent, employee, officer, or representative of the Company. Executive shall perform the services under the Consulting Agreement solely as an independent contractor. During the Consulting Period, Executive shall receive only that compensation set forth in Schedule A to Exhibit 1 for his consulting services. All other aspects of the consulting arrangement shall be governed by the terms of Exhibit 1.

c. 2022 Performance Share Unit Vesting. In March 2020, the Company granted Executive restricted stock unit awards (the “2022 PSUs”) that have two vesting components that must be met before the award vests, (i) a relative TSR performance component, with a performance period ending December 31, 2022, and (ii) a time-based vesting component. The Company shall amend the 2022 PSUs to remove the time-based vesting component, such that, notwithstanding the termination of Executive’s service to the Company on the Separation Date, the 2022 PSUs will remain outstanding and eligible to vest to the extent of achievement of the performance component alone. Except as provided in this paragraph, the terms and conditions of the Equity Agreements governing the 2022 PSUs shall remain in full force and effect, including settlement and payment terms.

d. Split Dollar Life insurance. The Company shall assign to Executive and reimburse Executive for payment of premiums paid by Executive to maintain the life insurance policy insuring Executive’s life (as referenced in the Endorsement Split-Dollar Life Insurance Agreement, dated as of September 9, 2017 with the Company) for thirty (30) months following Executive’s Separation Date.

e. Outplacement Services. The Company shall provide reasonable outplacement services in accordance with any applicable Company policy in effect as of the Separation Date (or if no such policy is in effect, as determined by the Company, in its sole discretion).

f. COBRA. The Company shall reimburse Executive for the payments Executive makes for COBRA coverage for a period of twelve (12) months following the Separation Date, or until Executive has secured health insurance coverage through another employer, whichever occurs first, provided Executive timely elects and pays for continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), within the time period prescribed pursuant to COBRA. COBRA reimbursements shall be made by the Company to Executive consistent with the Company’s normal expense reimbursement policy, provided that Executive submits documentation to the Company substantiating Executive’s payments for COBRA coverage.

g. Transaction Bonus. Within fifteen (15) days following the closing date of the Purchase, the Company shall pay to Executive a lump sum cash transaction bonus in the amount of Two Hundred Thousand Dollars $200,000 (the “Transaction Bonus”), provided Executive remains employed by the Company through the earlier of (i) the Closing Date of the Purchase and (ii) May 15, 2022. In the event the Purchase does not close, Executive shall not be eligible to receive a bonus pursuant to this Section 1.g.

h. Supplemental Release Agreement. Executive agrees to execute, within twenty-one (21) days after the termination of the consulting relationship, the Supplemental Release Agreement attached hereto as Exhibit 2 in exchange for the consideration set forth in such Supplemental Release Agreement, which agreement will serve to cover the time period from the Effective Date of this Agreement through the Supplemental Release Effective Date; provided, however, that the Parties agree to modify the Supplemental Release to comply with any new laws that become applicable prior to the end of the Consulting Period.

i. No Further Severance. Except as explicitly set forth in this Agreement and the Supplemental Release Agreement, Executive acknowledges and agrees that he is not entitled to receive any severance compensation or benefits from the Company, including, but not limited to, under the Severance Plan. Executive hereby waives his right to receive any such severance not explicitly set forth in this Agreement and acknowledges that without this Agreement, he is not otherwise entitled to the consideration listed in this Section 1. Notwithstanding the foregoing, in the event a Change of Control (as such term is defined in the Severance Plan) of the Company occurs within the Change of Control Period (as such term is defined in the Severance Plan) beginning on Executive’s Separation Date, such that Executive would otherwise become entitled to receive the payments and benefits pursuant to Section 5 of the Severance Plan, Executive shall automatically become entitled to receive the payments and benefits set forth in Section 5 of the Severance Plan (and the Executive’s Participation Agreement thereunder) in lieu of the payments and benefits set forth in this Section 1; provided, however, that, to avoid duplication of benefits provided to Executive, any payments and benefits to which Executive becomes entitled pursuant to this sentence or the accelerated vesting provision of Section 5 below will be reduced by any payments and benefits that were received by Executive pursuant to Section 1 hereof prior to the date of such Change of Control . For the avoidance of doubt, that in the event that a Change of Control has not occurred by the end of the three (3)-month period following the Separation Date, Executive’s eligibility for any payments and benefits under Section 5 of the Severance Plan will terminate immediately as of such time.

2. Termination. Effective as of the Separation Date, Executive’s employment with the Company is terminated, and Executive resigned from the Company’s Board of Directors (and the boards of directors of all of the Company’s subsidiaries) and any positions Executive occupied with the Company or any subsidiary or affiliate of the Company.

3. Stock. The Parties agree that Executive will continue vesting in Executive’s Equity Awards on and following the Separation Date and through the end of the Consulting Period, so long as Executive is available to provide services to the Company during the Consulting Period. In the event the Company terminates the Consulting Period prior to November 30, 2022, Executive’s Equity Awards that vest solely based on Executive’s continued service shall vest on an accelerated basis as if Executive had provided services through November 30, 2022. At the end of the Consulting Period, Executive further acknowledges that he may exercise any outstanding vested Options at any time within his applicable post-termination exercise period for each Option which is set forth in the Equity Agreements, which period shall run from the last day of the Consulting Period. If Executive does not exercise any vested Options after the end of the applicable post-termination exercise period, then any such unexercised Options will terminate. Except with respect to the 2022 PSUs, any Equity Awards that are not vested on the date that Executive ceases to be a service provider to the Company will terminate on such date without any payment.

4. Benefits. Executive’s health insurance benefits shall cease on the last day of the month in which the Separation Date occurs, subject to Executive’s right to continue Executive’s health insurance under COBRA. Executive’s participation in all benefits and incidents of employment, including, but not limited to, vesting in stock options, and the accrual of bonuses, vacation, and paid time off, ceased as of the Separation Date.

5. Payment of Salary and Receipt of All Benefits. Executive acknowledges and represents that, other than the consideration set forth in this Agreement, the Company has paid or provided all salary, wages, bonuses, accrued vacation/paid time off, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, equity awards, vesting, and any and all other benefits and compensation due to Executive.

6. Release of Claims. Executive agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, professional employer organization or co-employer, insurers, trustees, divisions, subsidiaries, predecessor and successor corporations, and assigns (collectively, the “Releasees”). Executive, on Executive’s own behalf and on behalf of Executive’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation:

a. any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship;

b. any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

c. any and all claims for wrongful discharge of employment, termination in violation of public policy, discrimination, harassment, retaliation, breach of contract (both express and implied), breach of covenant of good faith and fair dealing (both express and implied), promissory estoppel, negligent or intentional infliction of emotional distress, fraud, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, personal injury, assault, battery, invasion of privacy, false imprisonment, conversion, and disability benefits;

d. any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the Equal Pay Act, the Fair Labor Standards Act, the Fair Credit Reporting Act, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act, the Immigration Reform and Control Act, the National Labor Relations Act, the California Family Rights Act, the California Labor Code, the California Workers’ Compensation Act, and the California Fair Employment and Housing Act;

e. any and all claims for violation of the federal or any state constitution;

f. any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

g. any claim for any loss, cost, damage, or expense arising out of any dispute over the nonwithholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement; and

h. any and all claims for attorneys’ fees and costs.

Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. This release does not release (i) claims that cannot be released as a matter of law (ii) any obligations incurred or rights preserved under this Agreement; or (iii) any rights to indemnification as a result of Executive’s service as an officer or director of the Company, including any such rights under the Indemnification Agreement. This release does not extend to any right Executive may have to unemployment compensation benefits.

7. Acknowledgment of Waiver of Claims under ADEA. Executive acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive signs this Agreement. Executive acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has had more than twenty-one (21) days from the date Executive first received a copy of this Agreement within which to consider this Agreement; (c) Executive has seven (7) days following Executive’s execution of this Agreement to revoke this Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Agreement and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that Executive has knowingly and voluntarily chosen to waive the time period allotted for considering this Agreement. Executive acknowledges and understands that revocation must be accomplished by a written notification to the person executing this Agreement on the Company’s behalf that is received prior to the Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period.

8. California Civil Code Section 1542. Executive acknowledges that Executive has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY

Executive, being aware of said code section, agrees to expressly waive any rights Executive may have thereunder, as well as under any other statute or common law principles of similar effect.

9. No Pending or Future Lawsuits. Executive represents that Executive has no lawsuits, claims, or actions pending in Executive’s name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Executive also represents that Executive does not intend to bring any claims on Executive’s own behalf or on behalf of any other person or entity against the Company or any of the other Releasees.

10. Trade Secrets and Confidential Information/Company Property. Executive acknowledges that, separate from this Agreement, Executive remains under continuing obligations to the Company under the Confidentiality Agreement, including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information. Executive acknowledges that the Company will not enforce Section 8 (“Solicitation of Employees”) of the Confidentiality Agreement; provided, however, that Executive remains bound by all other continuing obligations under the Confidentiality Agreement, including Executive’s confidentiality obligations thereof. Executive’s signature below constitutes Executive’s certification under penalty of perjury that Executive has returned all documents and other items provided to Executive by the Company (with the exception of a copy of the Employee Handbook and personnel documents specifically relating to Executive), developed or obtained by Executive in connection with Executive’s employment with the Company, or otherwise belonging to the Company; provided that Executive may retain any such documents or items that may be needed in order to perform the services under the Consulting Agreement.

11. No Cooperation. Subject to the Protected Activity provision, Executive agrees that Executive will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or upon written request from an administrative agency or the legislature or as related directly to the ADEA waiver in this Agreement. Executive agrees both to immediately notify the Company upon receipt of any such subpoena or court order or written request from an administrative agency or the legislature, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order or written request from an administrative agency or the legislature. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Executive shall state no more than that Executive cannot provide counsel or assistance.

12. Protected Activity Not Prohibited. Executive understands that nothing in this Agreement shall in any way limit or prohibit Executive from engaging in any Protected Activity. Protected Activity includes: (i) filing and/or pursuing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”); and/or (ii) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Employee has reason to believe is unlawful. Executive understands that in connection with such Protected Activity under prong (i) of this section, Executive is permitted to disclose documents or other information as permitted by law, without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company trade secrets, proprietary information or confidential information that does not involve unlawful acts in the workplace or the activity otherwise protected herein. to any parties other than the Government Agencies. Executive further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications or attorney work product. Any language in the Confidentiality Agreement regarding Executive’s right to engage in Protected Activity that conflicts with, or is contrary to, this section is superseded by this Agreement. In addition, pursuant to the Defend Trade

Secrets Act of 2016, Executive is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

13. Mutual Nondisparagement. Subject to the Protected Activity provision, Executive agrees to refrain from any disparagement, defamation, libel, or slander of any of the Releasees, and agrees to refrain from any tortious interference with the contracts and relationships of the Company. The Company agrees to instruct its officers and directors to refrain from any disparagement, defamation, libel, or slander of Executive and to refrain from any tortious interference with the contracts and relationships of Executive for so long as they remain officers or directors of the Company. The Company and Executive agree to use reasonable good faith efforts to reach a mutual agreement on a statement that can be provided to prospective employers and other third parties relating to Executive’s separation from the Company. Executive acknowledges that the Company will reference Executive’s separation in press release(s) and any required corporate filings and disclosures. The Company shall consult with Executive on a statement addressing Executive’s separation of employment in such press release(s). Nothing herein shall restrict the parties from speaking truthfully in a legal proceeding.

14. Breach. In addition to the rights provided in the “Attorneys’ Fees” section below, Executive acknowledges and agrees that any material breach of this Agreement as determined by a court or arbitrator of competent jurisdiction, unless such breach constitutes a legal action by Executive challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, or of any provision of the Confidentiality Agreement (except Section 8 of the Confidentiality Agreement) shall entitle the Company immediately to recover and/or cease providing the consideration provided to Executive under this Agreement and to obtain damages, except as provided by law, provided, however, that the Company shall not recover One Hundred Dollars ($100.00) of the consideration already paid pursuant to this Agreement and such amount shall serve as full and complete consideration for the promises and obligations assumed by Executive under this Agreement and the Confidentiality Agreement.

15. No Admission of Liability. Executive understands and acknowledges that with respect to all claims released herein, this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive unless such claims were explicitly not released by the release in this Agreement. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Executive or to any third party.

16. Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement.

17. ARBITRATION. EXCEPT AS PROHIBITED BY LAW, THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, EXECUTIVE’S EMPLOYMENT WITH THE COMPANY OR THE TERMS THEREOF, OR ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO ARBITRATION UNDER THE FEDERAL ARBITRATION ACT (THE “FAA”) AND THAT THE FAA SHALL GOVERN AND APPLY TO THIS ARBITRATION AGREEMENT WITH FULL FORCE AND EFFECT; HOWEVER, WITHOUT LIMITING ANY PROVISIONS OF THE FAA, A MOTION OR PETITION OR ACTION TO COMPEL ARBITRATION MAY ALSO BE BROUGHT IN STATE COURT UNDER THE PROCEDURAL PROVISIONS OF SUCH STATE’S LAWS RELATING TO MOTIONS OR PETITIONS OR ACTIONS TO COMPEL ARBITRATION. EXECUTIVE AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, EXECUTIVE MAY BRING ANY SUCH ARBITRATION PROCEEDING ONLY IN EXECUTIVE’S INDIVIDUAL CAPACITY. ANY ARBITRATION WILL OCCUR IN SAN MATEO COUNTY, BEFORE JAMS, PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”), EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION. THE PARTIES AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR

SUMMARY JUDGMENT AND/OR ADJUDICATION, AND MOTIONS TO DISMISS AND DEMURRERS, APPLYING THE STANDARDS SET FORTH UNDER THE CALIFORNIA CODE OF CIVIL PROCEDURE. THE PARTIES AGREE THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. THE PARTIES ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS SECTION CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, INCLUDING, BUT NOT LIMITED TO THE ARBITRATION SECTION OF THE CONFIDENTIALITY AGREEMENT, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT IN THIS SECTION SHALL GOVERN.

18. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Executive or made on Executive’s behalf under the terms of this Agreement. Executive agrees and understands that Executive is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. The Parties agree and acknowledge that the payments made pursuant to section 1 of this Agreement are not related to sexual harassment or sexual abuse and not intended to fall within the scope of 26 U.S.C. Section 162(q).

19. Section 409A. It is intended that this Agreement comply with, or be exempt from, Code Section 409A and the final regulations and official guidance thereunder (“Section 409A”) and any ambiguities herein will be interpreted to so comply and/or be exempt from Section 409A. The Parties reasonably anticipate that any consulting services during the Consulting Period shall be at a level equal to twenty percent (20%) or less of the average level of services performed by Executive during the immediately preceding thirty-six (36)-month period and, accordingly, the Separation Date will be a “separation from service” within the meaning of Section 409A (as defined below). Each payment and benefit to be paid or provided under this Agreement is intended to constitute a series of separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Company and Executive will work together in good faith to consider either (i) amendments to this Agreement; or (ii) revisions to this Agreement with respect to the payment of any awards, which are necessary or appropriate to avoid imposition of any additional tax or income recognition prior to the actual payment to Executive under Section 409A. In no event will the Releasees reimburse Executive for any taxes that may be imposed on Executive as a result of Section 409A.

20. Limitation on Payments. In the event that the severance and other benefits provided for in this Agreement or otherwise (“280G Payments”) payable to Executive (i) constitute “parachute payments” within the meaning of Section 280G of the Code, and (ii) but for this Section 20, would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then the 280G Payments will be either:

•	delivered in full, or

•

delivered as to such lesser extent as would result in no portion of such benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by the Executive on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999. If a reduction in severance and other benefits constituting “parachute payments” is necessary so that benefits are delivered to a lesser extent, reduction will occur in the following order: (a) cancellation of awards granted “contingent on a change in ownership or control” (within the meaning of Code Section 280G); (b) a pro rata reduction of (i) cash payments that are subject to Section 409A as deferred compensation and (ii) cash payments not subject to Section 409A; (c) a pro rata reduction of (i) employee benefits that are subject to Section 409A as deferred compensation and (ii) employee benefits not subject to Section 409A; and (d) a pro rata cancellation of (i) accelerated vesting equity awards that are subject to Section 409A as deferred compensation and (ii) equity awards not subject to Section 409A. In the event that acceleration of vesting of equity awards is to be cancelled, such acceleration of vesting will be cancelled in the reverse order of the date of grant of the Executive’s equity awards.

Unless the Executive and the Company otherwise agree in writing, any determination required under this Section 20 will be made in writing by the Company’s independent public accountants immediately prior to the change in ownership or control or such other person or entity to which the parties mutually agree (the “Firm”), whose determination will be conclusive and binding upon the Executive and the Company. For purposes of making the calculations required by this Section 20 the Firm may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Executive and the Company will furnish to the Firm such information and documents as the Firm may reasonably request in order to make a determination under this Section 20. The Company will bear all costs the Firm may incur in connection with any calculations contemplated by this Section 20.

21. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that Executive has the capacity to act on Executive’s own behalf and on behalf of all who might claim through Executive to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

22. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

23. Attorneys’ Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

24. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Executive concerning the subject matter of this Agreement and Executive’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Agreement and Executive’s relationship with the Company, including the Offer Letter, the Severance Agreement, the Severance Plan (except as preserved herein), and Executive’s Participation Agreement under the Severance Plan (except as preserved herein), but with the exception of the Confidentiality Agreement, the Indemnification Agreement, and the Equity Agreements, except as otherwise modified or superseded herein.

25. No Oral Modification. This Agreement may only be amended in a writing signed by Executive and an authorized member of the Company’s Board of Directors.

26. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions, except that any dispute regarding the enforceability of the arbitration section of this Agreement shall be governed by the FAA. Executive consents to personal and exclusive jurisdiction and venue in the State of California.

27. Effective Date. Executive understands that this Agreement shall be null and void if not executed by Executive within ten (10) days following the Separation Date. Executive further understands that Executive may not execute this Agreement before the Separation Date. Each Party has seven (7) days after that Party signs this Agreement to revoke it. This Agreement will become effective on the eighth (8th) day after Executive signed this Agreement, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Effective Date”).

28. Counterparts. This Agreement may be executed in counterparts and each counterpart shall be deemed an original and all of which counterparts taken together shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The counterparts of this Agreement may be executed and delivered by facsimile, photo, email PDF, or other electronic transmission or signature.

29. Voluntary Execution of Agreement. Executive understands and agrees that Executive executed this Agreement voluntarily and without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Executive’s claims against the Company and any of the other Releasees. Executive acknowledges that:

(a)	Executive has read this Agreement;

(b)

Executive has a right to consult with an attorney regarding this Agreement, and has been represented in the preparation, negotiation, and execution of this Agreement by an attorney of Executive’s own choice;

(c)	Executive understands the terms and consequences of this Agreement and of the releases it contains;

(d)	Executive is fully aware of the legal and binding effect of this Agreement; and

(e)	Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement.

[Remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

CHRIS LINTHWAITE, an individual

Dated: ________________, 2022
Chris Linthwaite

FLUIDIGM CORPORATION

Dated: ________________, 2022	By
Name:
Title:

EXHIBIT 1

FLUIDIGM CORPORATION

CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”) is made and entered into as of                     , 2022 (the “Effective Date”) by and between Fluidigm Corporation (the “Company”), and Chris Linthwaite (“Consultant”) (each herein referred to individually as a “Party,” or collectively as the “Parties”).

The Company desires to retain Consultant as an independent contractor to perform consulting services for the Company that are outside the usual course of the Company’s business. Consultant is customarily engaged in an independently established trade, occupation, or business of the same nature of the services to be performed, and Consultant is willing to perform such services, on the terms described below. In consideration of the mutual promises contained herein, the Parties agree as follows:

1. Services and Compensation

Consultant shall perform the services described in Schedule A (the “Services”) for the Company (or its designee), and the Company agrees to pay Consultant the compensation described in Schedule A for Consultant’s performance of the Services.

2. Confidentiality

(a) Definition of Confidential Information. “Confidential Information” means any information (including any and all combinations of individual items of information) that relates to the actual or anticipated business and/or products, research or development of the Company, its affiliates or subsidiaries, or to the Company’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Company’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on whom Consultant called or with whom Consultant became acquainted during the term of this Agreement), software, developments, inventions, discoveries, ideas, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Company, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Company, its affiliates or subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Consultant can establish (i) was publicly known or made generally available prior to the time of disclosure to Consultant; (ii) becomes publicly known or made generally available after disclosure to Consultant through no wrongful action or inaction of Consultant; or (iii) is in the rightful possession of Consultant, without confidentiality obligations, at the time of disclosure as shown by Consultant’s then-contemporaneous written records; provided that any combination of individual items of information shall not be deemed to be within any of the foregoing exceptions merely because one or more of the individual items are within such exception, unless the combination as a whole is within such exception. Nothing in this Agreement is intended to deny workers the right to disclose information pertaining to sexual harassment or any unlawful or potentially unlawful conduct, as protected by applicable law.

(b) Nonuse and Nondisclosure. During and after the term of this Agreement, Consultant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information, and Consultant will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of the Services on behalf of the Company, or (ii) subject to Consultant’s right to engage in Protected Activity (as defined below), disclose the Confidential Information to any third party without the prior written consent of an authorized representative of the Company, except that Consultant may disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Consultant shall provide prior written notice to Company and seek a protective order or such similar confidential protection as may be available under applicable law.

Consultant agrees that no ownership of Confidential Information is conveyed to the Consultant. Without limiting the foregoing, Consultant shall not use or disclose any Company property, intellectual property rights, trade secrets or other proprietary know-how of the Company to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under this Agreement for any third party. Consultant agrees that Consultant’s obligations under this Section 2(b) shall continue after the termination of this Agreement.

(c) Other Client Confidential Information. Consultant agrees that Consultant will not improperly use, disclose, or induce the Company to use any proprietary information or trade secrets of any former or current employer of Consultant or other person or entity with which Consultant has an obligation to keep in confidence. Consultant also agrees that Consultant will not bring onto the Company’s premises or transfer onto the Company’s technology systems any unpublished document, proprietary information, or trade secrets belonging to any third party unless disclosure to, and use by, the Company has been consented to in writing by such third party.

(d) Third Party Confidential Information. Consultant recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant agrees that at all times during the term of this Agreement and thereafter, Consultant owes the Company and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation, or other third party except as necessary in carrying out the Services for the Company consistent with the Company’s agreement with such third party.

3. Ownership

(a) Assignment of Inventions. Consultant agrees that all right, title, and interest in and to any copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries, ideas and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by Consultant, solely or in collaboration with others, during the term of this Agreement and arising out of, or in connection with, performing the Services under this Agreement and any copyrights, patents, trade secrets, mask work rights or other intellectual property rights relating to the foregoing (collectively, “Inventions”), are the sole property of the Company. Consultant also agrees to promptly make full written disclosure to the Company of any Inventions and to deliver and assign (or cause to be assigned) and hereby irrevocably assigns fully to the Company all right, title and interest in and to the Inventions.

(b) Pre-Existing Materials. Subject to Section 3(a), Consultant will provide the Company with prior written notice if, in the course of performing the Services, Consultant incorporates into any Invention or utilizes in the performance of the Services any invention, discovery, idea, original works of authorship, development, improvements, trade secret, concept, or other proprietary information or intellectual property right owned by Consultant or in which Consultant has an interest, prior to, or separate from, performing the Services under this Agreement (“Prior Inventions”), and the Company is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, transferable, worldwide license (with the right to grant and authorize sublicenses) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform, and otherwise exploit such Prior Inventions, without restriction, including, without limitation, as part of or in connection with such Invention, and to practice any method related thereto. Consultant will not incorporate any invention, discovery, idea, original works of authorship, development, improvements, trade secret, concept, or other proprietary information or intellectual property right owned by any third party into any Invention without Company’s prior written permission.

(c) Moral Rights. Any assignment to the Company of Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Consultant hereby waives and agrees not to enforce any and all Moral Rights, including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.

(d) Maintenance of Records. Consultant agrees to keep and maintain adequate, current, accurate, and authentic written records of all Inventions made by Consultant (solely or jointly with others) during the term of this Agreement, and for a period of three (3) years thereafter. The records will be in the form of notes, sketches, drawings, electronic files, reports, or any other format that is customary in the industry and/or otherwise specified by the Company. Such records are and remain the sole property of the Company at all times and upon Company’s request, Consultant shall deliver (or cause to be delivered) the same.

(e) Further Assurances. Consultant agrees to assist Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in Inventions in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments that the Company may deem necessary in order to apply for, register, obtain, maintain, defend, and enforce such rights, and in order to deliver, assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title, and interest in and to all Inventions and testifying in a suit or other proceeding relating to such Inventions. Consultant further agrees that Consultant’s obligations under this Section 3(e) shall continue after the termination of this Agreement.

(f) Attorney-in-Fact. Consultant agrees that, if the Company is unable because of Consultant’s unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant’s signature with respect to any Inventions, including, without limitation, for the purpose of applying for or pursuing any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company in Section 3(a), then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact, to act for and on Consultant’s behalf to execute and file any papers and oaths and to do all other lawfully permitted acts with respect to such Inventions to further the prosecution and issuance of patents, copyright and mask work registrations with the same legal force and effect as if executed by Consultant. This power of attorney shall be deemed coupled with an interest, and shall be irrevocable.

4. Conflicting Obligations

Consultant represents and warrants that Consultant has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, Consultant’s obligations to the Company under this Agreement, and/or Consultant’s ability to perform the Services. Consultant will not enter into any such conflicting agreement during the term of this Agreement.

5. Return of Company Materials

Upon the termination of this Agreement, or upon Company’s earlier request, Consultant will immediately deliver to the Company, and will not keep in Consultant’s possession, recreate, or deliver to anyone else, any and all Company property, including, but not limited to, Confidential Information, tangible embodiments of the Inventions, all devices and equipment belonging to the Company, all electronically-stored information and passwords to access such property, those records maintained pursuant to Section 3(d) and any reproductions of any of the foregoing items that Consultant may have in Consultant’s possession or control.

6. Term and Termination

(a) Term. The term of this Agreement will begin on the Effective Date of this Agreement and will continue through November 30, 2022 (the “Term”), at which point the Agreement and Consultant’s relationship with the Company will terminate, unless the Term is extended by mutual, written agreement between Consultant and the Company’s Chief Executive Officer.

(b) Survival. Upon any termination, all rights and duties of the Company and Consultant toward each other shall cease except:

(i) The Company will pay, within thirty (30) days after the effective date of termination, all amounts owing to Consultant for Services completed and accepted by the Company prior to the termination date and related reimbursable expenses, if any, submitted in accordance with the Company’s policies and in accordance with the provisions of Section 1 of this Agreement; and

(ii) The sections entitled Confidentiality, Ownership, Conflicting Obligations, Return of Company Materials, Independent Contractor; Benefits, Indemnification, Limitation of Liability, Arbitration and Equitable Relief, and Miscellaneous will survive termination or expiration of this Agreement in accordance with their terms.

7. Independent Contractor; Benefits

(a) Independent Contractor. It is the express intention of the Company and Consultant that Consultant perform the Services as an independent contractor to the Company. Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Consultant is not authorized to bind the Company to any liability or obligation or to represent that Consultant has any such authority. Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Agreement and shall incur all expenses associated with performance. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement. Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income.

(b) Benefits. The Company and Consultant agree that Consultant will receive no Company-sponsored benefits from the Company where benefits include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If Consultant is reclassified by a state or federal agency or court as the Company’s employee, Consultant will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Consultant would otherwise be eligible for such benefits.

8. Limitation of Liability

IN NO EVENT SHALL COMPANY BE LIABLE TO CONSULTANT OR TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL COMPANY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY COMPANY TO CONSULTANT UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.

9. Arbitration and Equitable Relief

(a) Arbitration. IN CONSIDERATION OF CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL DISPUTES RELATED TO CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY AND CONSULTANT’S RECEIPT OF THE COMPENSATION AND OTHER BENEFITS PAID TO CONSULTANT BY COMPANY, AT PRESENT AND IN THE FUTURE, CONSULTANT AGREES THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE), ARISING OUT OF, RELATING TO, OR RESULTING FROM CONSULTANT’S CONSULTING OR OTHER RELATIONSHIP WITH THE COMPANY OR THE TERMINATION OF CONSULTANT’S CONSULTING OR OTHER RELATIONSHIP WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION PURSUANT TO THE FEDERAL ARBITRATION ACT (9 U.S.C. SEC. 1 ET SEQ.) (THE “FAA”). THE FAA’S SUBSTANTIVE AND PROCEDURAL PROVISIONS SHALL EXCLUSIVELY GOVERN AND APPLY WITH FULL FORCE AND EFFECT TO THIS ARBITRATION AGREEMENT, INCLUDING ITS ENFORCEMENT AND ANY STATE COURT OF COMPETENT JURISDICTION SHALL COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. CONSULTANT FURTHER AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, CONSULTANT MAY BRING ANY ARBITRATION PROCEEDING ONLY IN

CONSULTANT’S INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF, REPRESENTATIVE, OR CLASS MEMBER IN ANY PURPORTED CLASS, COLLECTIVE, OR REPRESENTATIVE LAWSUIT OR PROCEEDING. CONSULTANT MAY, HOWEVER, BRING A PROCEEDING AS A PRIVATE ATTORNEY GENERAL AS PERMITTED BY LAW. TO THE FULLEST EXTENT PERMITTED BY LAW, CONSULTANT AGREES TO ARBITRATE ANY AND ALL COMMON LAW AND/OR STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER THE LABOR LAWS OF THE STATE IN WHICH CONSULTANT PERFORMS SERVICES, CLAIMS RELATING TO EMPLOYMENT OR INDEPENDENT CONTRACTOR STATUS, CLASSIFICATION, AND RELATIONSHIP WITH THE COMPANY, AND CLAIMS OF BREACH OF CONTRACT, EXCEPT AS PROHIBITED BY LAW. CONSULTANT ALSO AGREES TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE INTERPRETATION OR APPLICATION OF THIS AGREEMENT TO ARBITRATE, BUT NOT DISPUTES ABOUT THE ENFORCEABILITY, REVOCABILITY OR VALIDITY OF THIS AGREEMENT TO ARBITRATE OR THE CLASS, COLLECTIVE AND REPRESENTATIVE PROCEEDING WAIVER HEREIN. WITH RESPECT TO ALL SUCH CLAIMS AND DISPUTES THAT CONSULTANT AGREES TO ARBITRATE, CONSULTANT HEREBY EXPRESSLY AGREES TO WAIVE, AND DOES WAIVE, ANY RIGHT TO A TRIAL BY JURY. CONSULTANT FURTHER UNDERSTANDS THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH CONSULTANT. CONSULTANT UNDERSTANDS THAT NOTHING IN THIS AGREEMENT REQUIRES CONSULTANT TO ARBITRATE CLAIMS THAT CANNOT BE ARBITRATED UNDER APPLICABLE LAW, SUCH AS CLAIMS UNDER THE SARBANES-OXLEY ACT OR OTHER LAW THAT EXPRESSLY PROHIBITS ARBITRATION OF A CLAIM NOTWITHSTANDING THE APPLICATION OF THE FAA.

(b) Procedure. CONSULTANT AGREES THAT ANY ARBITRATION WILL BE ADMINISTERED BY JAMS PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/. IF THE JAMS RULES CANNOT BE ENFORCED AS TO THE ARBITRATION, THEN THE PARTIES AGREE THAT THEY WILL ARBITRATE THIS DISPUTE UTILIZING JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES OR SUCH RULES AS THE ARBITRATOR MAY DEEM MOST APPROPRIATE FOR THE DISPUTE. CONSULTANT AGREES THAT THE USE OF THE JAMS RULES DOES NOT CHANGE CONSULTANT’S CLASSIFICATION TO THAT OF AN EMPLOYEE. TO THE CONTRARY, CONSULTANT REAFFIRMS THAT CONSULTANT IS AN INDEPENDENT CONTRACTOR. CONSULTANT AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS APPLYING THE STANDARDS SET FORTH FOR SUCH MOTIONS UNDER THE RULES OF CIVIL PROCEDURE OF THE STATE IN WHICH CONSULTANT PERFORMS SERVICES. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. CONSULTANT ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. CONSULTANT AGREES THAT THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION HEARING OR PROCEEDING APPLYING SUBSTANTIVE AND DECISIONAL LAW OF THE STATE IN WHICH CONSULTANT PERFORMS SERVICES AND THE RULES OF CIVIL PROCEDURE OF THE STATE IN WHICH CONSULTANT PERFORMS SERVICES, INCLUDING THE CALIFORNIA CIVIL DISCOVERY ACT. CONSULTANT FURTHER AGREES THAT ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED IN SAN MATEO COUNTY, CALIFORNIA.

(c) Remedy. FOR PURPOSES OF SEEKING PROVISIONAL REMEDIES ONLY, CONSULTANT AGREES THAT THE COMPANY AND CONSULTANT SHALL BE ENTITLED TO PURSUE ANY PROVISIONAL REMEDY PERMITTED BY THE CALIFORNIA ARBITRATION ACT (CALIFORNIA CODE CIV. PROC. § 1281.8) OR OTHERWISE PROVIDED BY THIS AGREEMENT. EXCEPT FOR SUCH PROVISIONAL RELIEF, CONSULTANT AGREES THAT ANY RELIEF OTHERWISE AVAILABLE TO THE COMPANY OR CONSULTANT UNDER APPLICABLE LAW SHALL BE PURSUED SOLELY AND EXCLUSIVELY IN ARBITRATION PURSUANT TO THE TERMS OF THIS AGREEMENT.

(D) Administrative Relief. CONSULTANT UNDERSTANDS THAT THIS AGREEMENT DOES NOT PROHIBIT CONSULTANT FROM PURSUING AN ADMINISTRATIVE CLAIM WITH LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODIES OR GOVERNMENT AGENCIES SUCH AS THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION, THE NATIONAL LABOR RELATIONS BOARD, THE SECURITIES AND EXCHANGE COMMISSION, OR THE WORKERS’ COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE CONSULTANT FROM BRINGING ANY ALLEGED WAGE CLAIMS WITH THE DEPARTMENT OF LABOR STANDARDS ENFORCEMENT. LIKEWISE, THIS AGREEMENT DOES PRECLUDE CONSULTANT FROM PURSUING COURT ACTION REGARDING ANY ADMINISTRATIVE CLAIMS, EXCEPT AS PERMITTED BY LAW.

(E) Voluntary Nature of Agreement. CONSULTANT ACKNOWLEDGES AND AGREES THAT CONSULTANT IS EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. CONSULTANT FURTHER ACKNOWLEDGES AND AGREES THAT CONSULTANT HAS CAREFULLY READ THIS AGREEMENT AND THAT CONSULTANT HAS ASKED ANY QUESTIONS NEEDED FOR CONSULTANT TO UNDERSTAND THE TERMS, CONSEQUENCES AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT CONSULTANT IS WAIVING CONSULTANT’S RIGHT TO A JURY TRIAL. CONSULTANT AGREES THAT CONSULTANT HAS BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF CONSULTANT’S CHOICE BEFORE SIGNING THIS AGREEMENT. FINALLY, CONSULTANT AGREES THAT THIS ARBITRATION AGREEMENT IS NOT SUBJECT TO CALIFORNIA LABOR CODE SECTION 432.6.

10. Miscellaneous

(a) Governing Law; Consent to Personal Jurisdiction. This Agreement shall be governed by the laws of the State of California, without regard to the conflicts of law provisions of any jurisdiction, except that any dispute regarding the enforceability of the arbitration section of this Agreement shall be governed by the FAA. To the extent that any lawsuit is permitted under this Agreement, the Parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in California.

(b) Assignability. This Agreement will be binding upon Consultant’s heirs, executors, assigns, administrators, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. There are no intended third-party beneficiaries to this Agreement, except as expressly stated. Except as may otherwise be provided in this Agreement, Consultant may not sell, assign or delegate any rights or obligations under this Agreement. Notwithstanding anything to the contrary herein, Company may assign this Agreement and its rights and obligations under this Agreement to any successor to all or substantially all of Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, change of control or otherwise.

(c) Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties. Consultant represents and warrants that Consultant is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Agreement, the terms of this Agreement shall control unless otherwise expressly agreed by the Parties in such exhibit or schedule.

(d) Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

(e) Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

(f) Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the Parties. Waiver by the Company of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.

(g) Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, (ii) when sent by confirmed facsimile, or (iii) if mailed by U.S. registered or certified mail (return receipt requested), to the Party at the Party’s address written below or at such other address as the Party may have previously specified by like notice. If by mail, delivery shall be deemed effective three business days after mailing in accordance with this Section 11.G.

If to the Company, to:

2 Tower Place, Suite 2000

South San Francisco, CA 94080

Attention: General Counsel

If to Consultant, to the address for notice on the signature page to this Agreement or, if no such address is provided, to the last address of Consultant provided by Consultant to the Company.

(h) Attorneys’ Fees. In any court action at law or equity that is brought by one of the Parties to this Agreement to enforce or interpret the provisions of this Agreement, the prevailing Party will be entitled to reasonable attorneys’ fees, in addition to any other relief to which that Party may be entitled.

(i) Signatures. This Agreement may be signed in two counterparts, each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document.

(j) Protected Activity Not Prohibited. Consultant understands that nothing in this Agreement shall in any way limit or prohibit Consultant from engaging in any Protected Activity. For purposes of this Agreement, “Protected Activity” shall mean filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission (“Government Agencies”). Consultant understands that in connection with such Protected Activity, Consultant is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Consultant agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company confidential information to any parties other than the Government Agencies. Consultant further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications. Pursuant to the Defend Trade Secrets Act of 2016, Consultant is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

(signature page follows)

IN WITNESS WHEREOF, the Parties hereto have executed this Consulting Agreement as of the Effective Date.

CONSULTANT	FLUIDIGM CORPORATION

By:	By:

Name:	Name:

Title:	Title:

Address for Notice:

SCHEDULE A

SERVICES AND COMPENSATION

1. Contact. Consultant’s principal Company contact:

Name:

Title:

Email:

Phone:

2. Services. The Services will include, but will not be limited to, the following: Consultant’s reasonable assistance with the transition of duties of the Company’s Chief Executive Officer, and other related projects. The Company anticipates that Consultant will perform Services for no more than fifteen (15) hours per week.

3. Compensation.

(a) The Company will pay Consultant a monthly fee of Twenty-Five Thousand Dollars ($25,000) for each month Consultant is available to the Company to perform Services during the first six (6) months of the Term. This payment will be made to Consultant no later than ten (10) business days following the end of each month of the first six (6) months of the Term. Notwithstanding the foregoing, in the event the Company terminates the Consulting Period prior to November 30, 2022, any unpaid consulting fees that would otherwise have been paid during the first six (6) months of the Term shall become due and payable within ten (10) business days following the last date of the Consulting Period. If the Services in a given month exceed sixty (60) hours per month, then Consultant’s monthly fee will be increased by $350 per each hour in excess of sixty (60) hours.

(b) The Company will reimburse Consultant, in accordance with Company policy, for all reasonable expenses incurred by Consultant in performing the Services pursuant to this Agreement, if Consultant receives written consent from an authorized agent of the Company prior to incurring such expenses and submits receipts for such expenses to the Company in accordance with Company policy.

Every month during the Term in which Services for the month exceed sixty (60) hours, Consultant shall submit to the Company a written invoice for Services, and such statement shall be subject to the approval of the contact person listed above or other designated agent of the Company, which shall not be unreasonably withheld.

(c) The Company previously granted Consultant certain (i) stock options to purchase Company common stock (“Options”), and (ii) time-based and performance-based restricted stock units covering Company common stock (“RSUs”) (collectively, Consultant’s Options and RSUs are referred to as “Equity Awards”) that entitle Consultant to purchase or to receive shares of the Company’s common stock subject to the terms and conditions of the Company’s equity incentive plans and the respective stock option and/or RSUs agreements (collectively, the “Equity Agreements”). During the Term, Consultant will continue to vest in the Equity Awards, subject to the terms and conditions of the Equity Agreements, and subject to any vesting acceleration as set forth in Section 3 of the Separation Agreement and Release to which this Agreement is attached.

All payments and benefits provided for under this Agreement are intended to be exempt from or otherwise comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance thereunder (together, “Section 409A”), so that none of the payments and benefits to be provided hereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be exempt or so comply. Each payment and benefit payable under this Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. In no event will the Company reimburse Consultant for any taxes that may be imposed on Consultant as a result of Section 409A.

This Schedule A is accepted and agreed upon as of the Effective Date of the Agreement.

CONSULTANT	FLUIDIGM CORPORATION

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT 2

SUPPLEMENTAL RELEASE AGREEMENT

This Supplemental Release Agreement (“Supplemental Release”) is made by and between Chris Linthwaite (“Consultant”) and Fluidigm Corporation (the “Company”) (jointly referred to as the “Parties” and individually referred to as a “Party”).

1. Consideration. In consideration for the continued payment of the consideration set forth in Section 1.a. of the Separation Agreement and Release signed between Consultant and the Company, dated _______, 2022 (the “Separation Agreement”), Consultant hereby extends his release and waiver of claims to any claims that may have arisen between the Effective Date (as such term is defined in the Separation Agreement) and the Supplemental Release Effective Date, as defined below, provided that, for the avoidance of doubt, such release and waiver of claims shall not extent to (i) claims that cannot be released as a matter of law; (ii) any obligations incurred or rights preserved under the Separation Agreement or this Agreement; and (iii) any rights to indemnification as a result of Consultant’s prior service as an officer or director of the Company, including such rights under the Indemnification Agreement..

2. Incorporation of Terms of Release Agreement. The undersigned Parties further acknowledge that the terms of the Separation Agreement, including, but not limited to, Sections 1.i. (No Further Severance), 5 (Payment of Salary and Receipt of All Benefits), 6 (Release of Claims), 7 (Acknowledgment of Waiver of Claims under ADEA), 8 (California Civil Code Section 1542), 10 (Trade Secrets and Confidential Information/Company Property), 12 (Protected Activity Not Prohibited), and 13 (Mutual Nondisparagement) shall apply to this Supplemental Release and are incorporated herein to the extent that they are not inconsistent with the express terms of this Supplemental Release.

3. Supplemental Release Effective Date. Consultant understands that this Supplemental Release shall be null and void if not executed by him within twenty-one (21) days after the termination of Consultant’s consulting relationship with the Company. This Supplemental Release will become effective on the date that it has been signed by both Parties. The Company will continue to provide Consultant with the consideration provided by Section 1.a. of the Separation Agreement in accordance with the terms of that agreement.

4. Voluntary Execution of Agreement. Consultant understands and agrees that he executed this Supplemental Release voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of his claims against the Company and any of the other Releasees. Consultant acknowledges that:

(a)	he has read this Supplemental Release;

(b)	he cannot sign the Supplemental Release before the termination of his consulting relationship with the Company, but that he must sign the Supplemental Release no later than 21 days thereafter;

(c)	he has been represented in the preparation, negotiation, and execution of this Supplemental Release by legal counsel of his own choice or has elected not to retain legal counsel;

(d)	he understands the terms and consequences of this Supplemental Release and of the releases it contains; and

(e)	he is fully aware of the legal and binding effect of this Supplemental Release.

[Remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

CHRIS LINTHWAITE, an individual

Dated: ________________, 2022
Chris Linthwaite

FLUIDIGM CORPORATION

Dated: ________________, 2022	By
Name:
Title:

Exhibit 10.7

PERSONAL & CONFIDENTIAL

January 23, 2022

Michael Egholm

[***]

Re: Offer of Employment with Fluidigm Corporation

Dear Michael,

We are pleased to offer you employment with Fluidigm Corporation (the “Company”), effective on or about the closing (the “Closing,” and the date of Closing, the “Closing Date”) of that certain private placement of convertible preferred stock (the “Transaction”) of the Company to Casdin Capital, LLC and/or one or more of its affiliates and Viking Global Investors LP and/or one or more of its affiliates, or as otherwise agreed between you and the Company (the “Effective Date”). The terms of your employment will be governed by the terms and conditions described herein. This offer is contingent upon the consummation of the Transaction. If the Transaction does not occur, this offer is null and void ab initio.

The following is a summary of your position, compensation, and benefits to be associated with your employment with the Company as of the Effective Date. Capitalized terms not defined herein will have the meanings set forth in the Severance Plan (as defined below).

Position:	Chief Executive Officer.

Reporting Line:	Board of Directors of the Company (the “Board”).

Work Location:	Boston, Massachusetts will be your expected primary location of work.

Base Salary:	The annual base salary payable to you will be $500,000 (“Base Salary”), payable in substantially equal installments on a regular basis in accordance with the Company’s standard payroll procedures. Your Base Salary may be subject to annual review and adjustment, as determined by the Board in its sole discretion.

Annual Bonus	During each fiscal year of your employment, you will be eligible to receive an annual cash bonus with a target bonus of 100% of your Base Salary (the “Annual Bonus”), based on the performance of the Company and/or your individual performance as determined by the Board or its delegate (the “Committee”) in its sole discretion. Your 2022 Annual Bonus (if any) will be prorated based on your partial year of employment. Payment of the Annual Bonus will be made as soon as practicable following the end of the fiscal year during which the Annual Bonus was earned and after the Annual Bonus is approved by the Committee, but in no event later than the fifteenth (15th) day of the third (3rd) month of the fiscal year following the date the Annual Bonus has been earned and is no longer subject to a substantial risk of forfeiture. Unless otherwise determined by the Committee, you must be employed by the Company or any affiliate on the date the Annual Bonus is paid to receive such payment.

Equity

As a material inducement for you commencing employment with the Company, promptly following the Closing, you will receive an equity award in the form of nonqualified stock options (“Option Award”) to purchase up to 2.8% of the outstanding shares of common stock of the Company at the Closing, calculated on a fully diluted basis (such shares, the “Option Shares”) (with such share number subject to reduction under the terms of the immediately following paragraph), with a per share exercise price (the “Exercise Price”) of the greater of (i) $3.40 (the “Conversion Price”) or (ii) the fair market value of a share of common stock on the Option Award grant date, pursuant to the Company’s 2022 Inducement Equity Incentive Plan (the “Inducement Plan”). Subject to your continued employment with the Company through the applicable vesting date, 25% of the shares subject to the Option Award will vest on the first anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the Option Award will vest in equal monthly installments thereafter (resulting in the Option Award being 100% vested on the fourth anniversary of the vesting commencement date). If you terminate due to your death or Disability (as defined in the Severance Plan), a number of unvested shares underlying your Option Award that otherwise would vest during the period between your termination date and the one-year anniversary of your termination date immediately will vest.

In addition, if the Exercise Price exceeds the Conversion Price, then, as a material inducement for you commencing employment with the Company, promptly following the Closing, you will receive an equity award in the form of restricted stock units (“RSU Award”) covering a number of shares of common stock of the Company equal to (i) the amount by which the Exercise Price exceeds the Conversion Price, multiplied by the number of Option Shares divided by (ii) the Exercise Price (rounded to the nearest whole share). The shares of common stock of the Company underlying your RSU Award will reduce on a share-by-share basis the number of Option Shares. Subject to your continued employment with the Company, 25% of your RSU Award (if any) will vest in equal annual installments over a four-year period beginning on the first anniversary of the vesting commencement date (resulting in your RSU Award being 100% vested on the fourth anniversary of the vesting commencement date). If you terminate due to your death or Disability (as defined in the Severance Plan), a number of unvested shares underlying your RSU Award that otherwise would vest during the period between your termination date and the one-year anniversary of your termination date immediately will vest.

The Option Award and RSU Award (if any) will be subject to the terms of the Inducement Plan and the applicable award agreement thereunder (the “Equity Documents”). The Inducement Plan will include provisions with respect to the treatment of awards upon a Change in Control (as to be defined in the Inducement Plan) that are substantially similar to the provisions set forth in the Company’s 2011 Equity Incentive Plan, as amended.

Severance Benefits

In addition to any accrued obligations owed by the Company to you, upon a qualifying termination of employment, you will be eligible to receive severance benefits under the 2020 Change of Control and Severance Plan (the “Severance Plan”), subject to the terms and conditions provided thereunder and a participation agreement to be provided to you separately by the Company.

Under the Severance Plan and as provided in a participation agreement under such plan that will be separately provided to you, if (i) you terminate your employment with the Company (or any parent or subsidiary of the Company) for Good Reason, or (ii) the Company (or any parent or subsidiary of the Company) terminates your

Offer of Employment (Page 2 of 7)

employment for a reason other than Cause or your death or Disability, in each case, within three months prior to or 12 months following a Change of Control (the “COC Period”), subject to your execution and non-revocation of a general release of claims provided to you by the Company, you will be entitled to receive the following benefits:

(i) a lump sum cash payment equal to 250% of the sum of (x) your Base Salary (as in effect immediately prior to the Change of Control or your termination of employment, whichever is greater), plus (y) the greater of (A) your target Annual Bonus (as in effect immediately prior to the Change of Control or your termination of employment, whichever is greater) or (B) the average of the Annual Bonus payments actually paid to you for the three fiscal years preceding the year in which your termination of employment occurs;

(ii)  a lump sum cash payment equal to (i) your target Annual Bonus (as in effect immediately prior to the Change of Control or termination of employment, whichever is greater), multiplied by (ii) a fraction, the numerator of which is the number of days worked by you during the year in which your termination of employment occurs and the denominator of which is 365;

(iii)  payment by the Company of continued health coverage under COBRA (or, for any period after expiration of COBRA eligibility, reimbursement of health insurance monthly costs up to the amount of the COBRA premium that would be payable if COBRA were available at such time) for a period of 30 months following your termination of employment;

(iv) acceleration and vesting of 100% of your then-outstanding and unvested equity awards; and

(v)   reasonable outplacement services in accordance with any applicable Company policy in effect as of your termination of employment (or, if no such policy is in effect, as determined by the Company, in its sole discretion).

Under the Severance Plan and as provided in your participation agreement, if the Company (or any parent or subsidiary of the Company) terminates your employment for a reason other than for Cause, your death or Disability, in each case, outside of the COC Period, subject to your execution of a general release of claims provided to you by the Company, you will be entitled to receive the following benefits:

(i) an aggregate amount equal to 200% of your Base Salary in effect as of the date of your termination of employment, paid in equal installments over a period of 24 months following your termination date;

(ii)  payment by the Company of continued health coverage under COBRA for a period of 12 months following your termination of employment;

(iii)  acceleration and vesting of a number of unvested shares underlying your then-outstanding equity awards that otherwise would vest during the period between your termination date and the one-year anniversary of your termination date (with the remainder forfeited on termination); and

(iv) reasonable outplacement services in accordance with any applicable Company policy in effect as of your termination of employment (or, if no such policy is in effect, as determined by the Company, in its sole discretion).

Offer of Employment (Page 3 of 7)

For purposes of your severance benefits provided under the Severance Plan and as provided in your participation agreement, “Good Reason” will mean the occurrence of one or more of the following events effected without your prior consent, provided that you terminate your employment with the Company within one year following the initial existence of the “Good Reason” condition: (i) the assignment to you of any duties or the reduction of your then-current duties, either of which results in a material diminution in your then-current position or responsibilities with the Company, including a requirement that you be required to report to a corporate officer or employee instead of reporting directly to the board of directors of the Company or, if the Company becomes a subsidiary of another corporation, the board of directors of the Company’s parent company; (ii) a material reduction by the Company in your then-current base salary; (iii) a material change in the geographic location at which you must perform services (it being understood that a relocation to a facility or location less than 25 miles from your then-present location will not be considered a material change in geographic location); or (iv) any material breach by the Company of any material provision of your participation agreement under the Severance Plan. You will not resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than 30 days following the date of such notice.

Please note that the foregoing is a summary of the benefits that the Company will offer you under the Severance Plan, but does not include all of the terms and conditions of the official Severance Plan document. The official Severance Plan document will govern your eligibility for any severance benefits and upon execution of a participation agreement under the Severance Plan, any rights to severance benefits in this “Severance Benefits” section will be superseded and replaced with the benefits under the participation agreement.

Paid Time Off (PTO)	You will be eligible for paid time off (“PTO”) in accordance with the Company’s PTO policy, as it may be amended from time to time.

Benefit Plans	From the Effective Date, you will be eligible to participate in the various group health, disability, and life insurance plans and other employee programs, including sick and vacation time, as generally are offered by the Company to similarly situated senior management executives from time to time, subject to the terms and conditions of such plans and programs.

Restrictive Covenants	As a condition to your employment and in consideration of your employment with the Company, the consideration set forth in this letter (including, but not limited to, the annual bonus opportunity, the Option Award, RSU Award (if any) and severance benefits), you will be required to sign the At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement (the “Confidentiality Agreement”) enclosed with this letter, which, among other things, will provide for post-termination restrictive covenants, including, but not limited to, confidentiality, 12-month non-competition and 12-month non-solicitation covenants. You acknowledge that you have been provided an opportunity to consult with an attorney prior to signing the Confidentiality Agreement.

Offer of Employment (Page 4 of 7)

Withholding Taxes.	The Company will be entitled to deduct and withhold from any amounts payable under this letter such federal, state, local, non-U.S. or other taxes as are required to be withheld pursuant to any applicable law or regulation.

This offer letter and your employment with the Company are subject to you agreeing to the following terms and conditions:

1.

Company Policies, Guidelines, and Training. The Company maintains policies and guidelines, and provides training, that establish certain expectations and rules concerning your conduct and performance. These policies and guidelines may affect your ability to participate in certain benefits and programs and may contain additional terms and conditions with respect to your employment. By accepting this offer, you agree to adhere to such policies and guidelines and participate in all required training sessions. All Company policies and guidelines are subject to change and your employment with the Company is your acceptance and agreement to abide by such changes.

2.

References and Background Checks. This offer and your employment with the Company are at all times contingent upon the Company’s review and satisfaction with your references and verification of background information, even if you commence employment with the Company prior to the completion of the Company’s reference and background checks. You agree that the Company may check your references and background information at any time during your employment and you authorize the Company to do so. In accepting this offer, you agree to cooperate with the Company and seek the cooperation of others in completing the references and background check processes in an expeditious manner.

3.

Employment Must Not Infringe Upon the Rights of Others. In accepting this offer, you warrant as follows: (a) you have disclosed and provided to the Company any and all restrictive covenant obligations or agreements in which you are subject to and affirm your continued compliance with such obligations and agreements, (b) you will not disclose to the Company any trade secrets or proprietary information from your prior employers and (c) you will not refer to or otherwise solicit for employment at the Company any former co-workers or others in contravention of any still-in-effect non-solicitation obligations.

4.	Best Efforts. In accepting this offer, you agree to devote all of your business time, attention, skills, and best efforts to your position on a full-time basis.

5.

Employment At-Will. In accepting this offer, you agree that your employment with the Company is “at will” meaning that either you or the Company may terminate the employment relationship at any time with or without cause or advance notice, subject to the above Severance Benefits terms. You should also be aware that your position, job responsibilities, compensation, benefits, and other terms and conditions of employment might be changed at any time in the sole discretion of the Company.

6.

Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this letter will be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

This offer letter, along with the Confidentiality Agreement, the Equity Documents and the Severance Plan and applicable participation agreement, constitutes the entire agreement between you and the Company regarding the terms and conditions of your employment with the Company and supersedes and cancels any prior offer letters, agreements, promises, representations, or statements that have been made between you and the Company regarding your employment. This offer letter may only be amended or modified through a written agreement signed by you and any authorized member of the Board. Please carefully review these terms and conditions to make sure they are consistent with your understanding. If so, please sign this offer letter to confirm your acceptance and send a signed copy by January 23, 2022.

Offer of Employment (Page 5 of 7)

We are confident you will find your employment with the Company a challenging and rewarding endeavor. We look forward to working with you!

Offer of Employment (Page 6 of 7)

Sincerely,

Fluidigm Corporation

/s/ Vikram Jog
By: Vikram Jog
Title: Chief Financial Officer

Agreed and Accepted:	/s/ Michael Egholm
Michael Egholm

Date: January 19, 2022

[Signature Page to Offer Letter]

Exhibit 10.8

FLUIDIGM CORPORATION

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made as of January 23, 2022 by and between Fluidigm Corporation, a Delaware corporation (the “Company”), and Michael Egholm (“Indemnitee”).

WHEREAS, the Company and Indemnitee recognize the significant cost of directors’ and officers’ liability insurance and the general reductions in the coverage of such insurance;

WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the coverage of liability insurance has been severely limited; and

WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

NOW, THEREFORE, in consideration for Indemnitee’s services as an officer or director of the Company, the Company and Indemnitee hereby agree as follows:

1. Definitions.

(a) A “Change in Control” shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events (excluding any such event arising in connection with the closing of the proposed equity transaction made, individually or collectively, by any of the following entities (the “Casdin/Viking Transaction”): Casdin Private Growth Equity Fund II, L.P., Casdin Partners Master Fund, L.P., Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP or any of such entities’ parent, subsidiary or affiliated entities):

(i) Acquisition of Stock by Third Party. Any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company’s then outstanding securities;

(ii) Change in Board Composition. During any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Company’s board of directors, and any new directors (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 1(a)(i), 1(a)(iii) or 1(a)(iv)) whose election by the board of directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Company’s board of directors;

(iii) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

(iv) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; and

(v) Other Events. Any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Company is then subject to such reporting requirement.

For purposes of this Section 1(a), the following terms shall have the following meanings:

(1) “Person” shall have the meaning as set forth in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended; provided, however, that “Person” shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(2) “Beneficial Owner” shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended; provided, however, that “Beneficial Owner” shall exclude any Person otherwise becoming a Beneficial Owner by reason of (i) the stockholders of the Company approving a merger of the Company with another entity or (ii) the Company’s board of directors approving a sale of securities by the Company to such Person.

(b) “Corporate Status” describes the status of a person who is or was a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise.

(c) “DGCL” means the General Corporation Law of the State of Delaware.

(d) “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(e) “Enterprise” means the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary.

(f) “Expenses” include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond or other appeal bond or their equivalent, and (ii) for purposes of Section 12(d), Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(g) “Independent Counsel” means a law firm, or a partner or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party (other than as Independent Counsel with respect to matters concerning Indemnitee under this Agreement, or other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(h) “Proceeding” means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including any appeal therefrom and including without limitation any such Proceeding pending as of the date of this Agreement, in which Indemnitee was, is or will be involved as a party, a potential party, a non-party witness or otherwise by reason of (i) the fact that Indemnitee is or was a director or officer of the Company (or has accepted employment with, has been in discussions with, or has otherwise agreed to provide services for, the Company), (ii) any action taken by Indemnitee or any action or inaction on Indemnitee’s part while acting as a director or officer of the Company (or in connection with discussions regarding employment with, or agreement to provide services for, the Company, and prior to the commencement of such employment or services), or (iii) the fact that he or she is or was serving at (or agreed to serve at) the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.

(i) Reference to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

2. Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 2 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 2, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful; provided, however, that (a) the Company shall not be obligated to provide advancement of expenses or indemnify Indemnitee hereunder for any claims against Indemnitee to the extent such claims arise out of acts or omissions of wrongdoing by Indemnitee during his employment with Standard BioTools, LLC or its parent, subsidiaries, affiliates, successors or assigns (collectively, “SBT”) that occurred before he commenced discussions with the Company about potential employment with the Company or that were unrelated to his discussions with the Company about potential employment with the Company; (b) the Company shall not be obligated to indemnify Indemnitee hereunder if Indemnitee violates the Prior Employer Rep and Warranty (as defined below) (the “Indemnity Exclusions”).

3. Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses and, to the fullest extent permitted by law, amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No indemnification shall be made under this Section 3 in respect of any claim, issue or matter that (a) falls within the Indemnity Exclusions or (b) as to which Indemnitee shall have been adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses as the Delaware Court of Chancery or such other court shall deem proper.

4. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. To the extent that Indemnitee is a party to or a participant in and is successful (on the merits or otherwise) in defense of any Proceeding or any claim, issue or matter therein, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. To the extent permitted by applicable law, and subject to the Indemnity Exclusions, if Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, in defense of one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with (a) each successfully resolved claim, issue or matter and (b) any claim, issue or matter related to any such successfully resolved claim, issuer or matter. For purposes of this section, and except with respect to the Indemnity Exclusions, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

5. Indemnification for Expenses of a Witness. To the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified to the extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

6. Additional Indemnification.

(a) Notwithstanding any limitation in Sections 2, 3 or 4 other than the Indemnity Exclusions, the Company shall indemnify Indemnitee to the fullest extent permitted by applicable law if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with the Proceeding or any claim, issue or matter therein.

(b) For purposes of Section 6(a), the meaning of the phrase “to the fullest extent permitted by applicable law” shall include, but not be limited to:

(i) the fullest extent permitted by the provision of the DGCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL; and

(ii) the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

7. Exclusions.

(a) Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with respect to the Indemnity Exclusions or any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of Indemnitee under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(iii) for any reimbursement of the Company by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act), if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(iv) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Company’s board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise authorized in Section 12(d) or (iv) otherwise required by applicable law; or

(v) if prohibited by applicable law.

8. Advances of Expenses. The Company shall advance the Expenses incurred by Indemnitee in connection with any Proceeding, and such advancement shall be made as soon as reasonably practicable, but in any event no later than 30 days, after the receipt by the Company of a written statement or statements requesting such advances from time to time (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditure made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free and made without regard to Indemnitee’s ability to repay such advances. Indemnitee hereby undertakes to repay any advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. This Section 8 shall not apply to the extent advancement is prohibited by law and shall not apply to any Proceeding for which indemnity is not permitted under this Agreement, but shall apply to any Proceeding referenced in Section 7(a)(iii) prior to a determination that Indemnitee is not entitled to be indemnified by the Company.

9. Procedures for Notification and Defense of Claim.

(a) Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification or advancement of Expenses as soon as reasonably practicable following the receipt by Indemnitee of notice thereof. The written notification to the Company shall include, in reasonable detail, a description of the nature of the Proceeding and the facts underlying the Proceeding. The failure by Indemnitee to notify the Company will not relieve the Company from any liability which it may have to Indemnitee hereunder or otherwise than under this Agreement, and any delay in so notifying the Company shall not constitute a waiver by Indemnitee of any rights, except to the extent that such failure or delay materially prejudices the Company.

(b) If, at the time of the receipt of a notice of a Proceeding pursuant to the terms hereof, the Company has directors’ and officers’ liability insurance in effect, the Company shall give prompt notice of the commencement of the Proceeding to the insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all commercially-reasonable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

(c) In the event the Company may be obligated to make any indemnity in connection with a Proceeding, the Company shall be entitled to assume the defense of such Proceeding with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee for any fees or expenses of counsel subsequently incurred by Indemnitee with respect to the same Proceeding. Notwithstanding the Company’s assumption of the defense of any such Proceeding, the Company shall be obligated to pay the fees and expenses of Indemnitee’s counsel to the extent (i) the employment of counsel by Indemnitee is authorized by the Company, (ii) counsel for the Company or Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense such that Indemnitee needs to be separately represented, (iii) the Company is not financially or legally able to perform its indemnification obligations or (iv) the Company shall not have retained, or shall not continue to retain, such counsel to defend such Proceeding. The Company shall have the right to conduct such defense as it sees fit in its sole discretion. Regardless of any provision in this Agreement, Indemnitee shall have the right to employ counsel in any Proceeding at Indemnitee’s personal expense. The Company shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Company.

(d) Indemnitee shall give the Company such information and cooperation in connection with the Proceeding as may be reasonably appropriate.

(e) The Company shall not be liable to indemnify Indemnitee for any settlement of any Proceeding (or any part thereof) without the Company’s prior written consent, which shall not be unreasonably withheld.

(f) The Company shall not settle any Proceeding (or any part thereof) without Indemnitee’s prior written consent, which shall not be unreasonably withheld.

10. Procedures upon Application for Indemnification.

(a) To obtain indemnification, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and as is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of the Proceeding. The Company shall, as soon as reasonably practicable after receipt of such a request for indemnification, advise the board of directors that Indemnitee has requested indemnification. Any delay in providing the request will not relieve the Company from its obligations under this Agreement, except to the extent such failure is prejudicial.

(b) Upon written request by Indemnitee for indemnification pursuant to Section 10(a), a determination with respect to Indemnitee’s entitlement thereto shall be made in the specific case (i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Company’s board of directors, a copy of which shall be delivered to Indemnitee or (ii) if a Change in Control shall not have occurred, (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Company’s board of directors, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Company’s board of directors, (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Company’s board of directors, a copy of which shall be delivered to Indemnitee or (D) if so directed by the Company’s board of directors, by the stockholders of the Company. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and disbursements) reasonably incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company, to the extent permitted by applicable law.

(c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b), the Independent Counsel shall be selected as provided in this Section 10(c). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Company’s board of directors, and the Company shall give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Company’s board of directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within ten days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after the later of (i) submission by Indemnitee of a written request for indemnification pursuant to Section 10(a) hereof and (ii) the final disposition of the Proceeding, the parties have not agreed upon an Independent Counsel, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other’s selection of Independent Counsel and for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 10(b) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a) of this Agreement, the Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(d) The Company agrees to pay the reasonable fees and expenses of any Independent Counsel and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

11. Presumptions and Effect of Certain Proceedings.

(a) In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 10(a) of this Agreement, and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption in connection with the making by such person, persons or entity of any determination contrary to that presumption.

(b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(c) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith to the extent Indemnitee relied in good faith on (i) the records or books of account of the Enterprise, including financial statements, (ii) information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, (iii) the advice of legal counsel for the Enterprise or its board of directors or counsel selected by any committee of the board of directors that was provided following the date of this Agreement or (iv) information or records given or reports made to the Enterprise by an independent certified public accountant, an appraiser, investment banker or other expert selected with reasonable care by the Enterprise or its board of directors or any committee of the board of directors. The provisions of this Section 11(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(d) Neither the knowledge, actions nor failure to act of any other director, officer, agent or employee of the Enterprise shall be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

12. Remedies of Indemnitee.

(a) Subject to Section 12(e), in the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 or 12(d) of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 10 of this Agreement within 90 days after the later of the receipt by the Company of the request for indemnification or the final disposition of the Proceeding, (iv) payment of indemnification pursuant to this Agreement is not made (A) within ten days after a determination has been made that Indemnitee is entitled to indemnification or (B) with respect to indemnification pursuant to Sections 4, 5 and 12(d) of this Agreement, within 30 days after receipt by the Company of a written request therefor, or (v) the Company or any other person or entity takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Indemnitee shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses. Indemnitee shall commence such proceeding seeking an adjudication within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 12(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his or her rights under Section 4 of this Agreement or with respect to the Indemnity Exclusions. The Company shall not oppose Indemnitee’s right to seek any such adjudication in accordance with this Agreement. For the sake of clarity, nothing in this Agreement prohibits Indemnitee from seeking an adjudication to enforce his or her rights under Section 4 of this Agreement, and Indemnitee expressly has not waived his or her right to seek such an adjudication.

(b) Neither (i) the failure of the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or stockholders to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor (ii) an actual determination by the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or stockholders that Indemnitee has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has or has not met the applicable standard of conduct. In the event that a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding commenced pursuant to this Section 12, the Company shall, to the fullest extent not prohibited by law, have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

(c) To the fullest extent not prohibited by law, the Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement. If a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d) To the extent not prohibited by law and except with respect to the Indemnity Exclusions, the Company shall indemnify Indemnitee against all Expenses that are incurred by Indemnitee in connection with any action for indemnification or advancement of Expenses from the Company under this Agreement unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous or to the extent Indemnitee is successful in such action, and, if requested by Indemnitee, shall (as soon as reasonably practicable, but in any event no later than 30 days, after receipt by the Company of a written request therefor) advance such Expenses to Indemnitee, subject to the provisions of Section 8.

(e) Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification shall be required to be made prior to the final disposition of the Proceeding.

13. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amounts incurred by Indemnitee, whether for Expenses, judgments, fines or amounts paid or to be paid in settlement, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the events and transactions giving rise to such Proceeding; and (ii) the relative fault of Indemnitee and the Company (and its other directors, officers, employees and agents) in connection with such events and transactions.

14. Non-exclusivity. Except with respect to the Indemnity Exclusions, the rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s certificate of incorporation or bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s certificate of incorporation and bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change, subject to the restrictions expressly set forth herein or therein. Except as expressly set forth herein, no right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as expressly set forth herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

15. Primary Responsibility. The Company acknowledges that Indemnitee has or may have certain rights to indemnification and advancement of expenses provided by other entities and/or organizations (collectively, the “Secondary Indemnitors”). The Company hereby agrees, except for SBT’s obligations with respect to the Indemnity Exclusions, (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Secondary Indemnitors to advance Expenses or to provide indemnification for the same Expenses or liabilities incurred by Indemnitee in connection with a Proceeding are secondary), (ii) that it shall be required to advance the full amount of Expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement and the certificate of incorporation or bylaws of the Company (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the Secondary Indemnitors, and (iii) that, to the extent not in contravention of any insurance policy or policies providing liability or other insurance for the Company or any director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise, it irrevocably waives, relinquishes and releases the Secondary Indemnitors from any and all claims against the Secondary Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that, except with respect to SBT’s obligations with respect to the Indemnity Exclusions, no advancement or payment by the Secondary Indemnitors on behalf of Indemnitee with respect to any claim for which indemnification is required under the terms of this Agreement shall affect the foregoing and the Secondary Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the Secondary Indemnitors are express third party beneficiaries of the terms of this Section 15.

16. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received payment for such amounts under any insurance policy, contract, agreement or otherwise.

17. Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if Indemnitee is a director; or of the Company’s officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

18. Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

19. Services to the Company. Indemnitee agrees to serve as a director or officer of the Company or, at the request of the Company, as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of another Enterprise, for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation or is removed from such position. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries or any Enterprise) and Indemnitee. Indemnitee specifically acknowledges that any employment with the Company (or any of its subsidiaries or any Enterprise) is at will, and Indemnitee may be discharged at any time for any reason, with or without cause, with or without notice, except as may be otherwise expressly provided in any executed, written employment contract between Indemnitee and the Company (or any of its subsidiaries or any Enterprise), any existing formal severance policies adopted by the Company’s board of directors or, with respect to service as a director or officer of the Company, the Company’s certificate of incorporation or bylaws or the DGCL. No such document shall be subject to any oral modification thereof. Indemnitee represents and warrants that Indemnitee has not used, disclosed or transmitted to the Company at any time since commencing discussions about prospective employment with the Company, and will not use, disclose or bring on to the Company’s premises, computer systems or communication systems at any time hereafter, any trade secret, confidential or proprietary information of any of his prior employers (the “Prior Employer Rep and Warranty”).

20. Successors. This Agreement shall be binding upon the Company and its successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company, and shall inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

21. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order or other applicable law, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

22. Enforcement. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company.

23. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof; provided, however, that this Agreement is a supplement to and in furtherance of the Company’s certificate of incorporation and bylaws and applicable law.

24. Modification and Waiver. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by the parties hereto. No amendment, alteration or repeal of this Agreement shall adversely affect any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration or repeal. No waiver of any of the provisions of this Agreement shall constitute or be deemed a waiver of any other provision of this Agreement nor shall any waiver constitute a continuing waiver.

25. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a) if to Indemnitee, to Indemnitee’s address, facsimile number or electronic mail address as shown on the signature page of this Agreement or in the Company’s records, as may be updated in accordance with the provisions hereof; or

(b) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 2 Tower Place, Suite 2000, South San Francisco, CA 94080, or at such other current address as the Company shall have furnished to Indemnitee, with a copy (which shall not constitute notice) to Robert Kornegay, Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or three days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day.

26. Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. The Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court of Chancery, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, The Corporation Trust Company, Wilmington, Delaware as its agent in the State of Delaware as such party’s agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court of Chancery, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court of Chancery has been brought in an improper or inconvenient forum.

27. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

28. Termination of Obligations. The Company’s obligations under this Agreement to provide indemnification and/or advancement of expenses to Indemnitee shall terminate as of the date of termination of either (x) the Series B-1 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and between the Company, Casdin Private Growth Equity Fund II, L.P. and Casdin Partners Master Fund, L.P. or (y) the Series B-2 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and between the Company, Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP, each in accordance with its terms.

29. Captions. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FLUIDIGM CORPORATION

/s/ Vikram Jog
Signature of Authorized Signatory

Vikram Jog
Print Name

Chief Financial Officer
Title

Address:	2 Tower Place, Suite 2000
South San Francisco, CA 94080

AGREED TO AND ACCEPTED:

INDEMNITEE:

/s/ Michael Egholm
Signature

Michael Egholm
Print Name

CEO
Title

Address:	[***]

Exhibit 10.9

PERSONAL & CONFIDENTIAL

January 23, 2022

Hanjoon Alex Kim

[***]

Re: Offer of Employment with Fluidigm Corporation

Dear Alex,

We are pleased to offer you employment with Fluidigm Corporation (the “Company”), effective on or about the closing (the “Closing,” and the date of Closing, the “Closing Date”) of that certain private placement of convertible preferred stock (the “Transaction”) of the Company to Casdin Capital, LLC and/or one or more of its affiliates and Viking Global Investors LP and/or one or more of its affiliates, or as otherwise agreed between you and the Company (the “Effective Date”). The terms of your employment will be governed by the terms and conditions described herein. This offer is contingent upon the consummation of the Transaction. If the Transaction does not occur, this offer is null and void ab initio.

The following is a summary of your position, compensation, and benefits to be associated with your employment with the Company as of the Effective Date. Capitalized terms not defined herein will have the meanings set forth in the Severance Plan (as defined below).

Position:	Chief Operating Officer.

Reporting Line:	Chief Executive Officer.

Work Location:	For an initial period of time, you will work remotely from your home in Greer, SC, with required business travel as appropriate and expected for your role. You and the Company shall mutually agree on the timing of relocating your residence to Boston, Massachusetts, anticipated before the first anniversary of the Effective Date. Boston, Massachusetts will then be your expected primary location of work. In connection with such relocation, the Company shall provide Executive with an executive-level relocation package to include, without limitation, reimbursement on an after-tax basis for temporary living, moving of household goods, closing costs, brokers fees on the sale of Executive’s current primary residence and other expenses normally included in an executive-level relocation package, up to a maximum aggregate reimbursement of $150,000, grossed up for any applicable taxes. Any reimbursements payable to you are subject to the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, any such reimbursements will be paid no later than December 31 of the year following the year in which the expense was incurred, the amount of expenses reimbursed in one year will not affect the amount eligible for reimbursement in any subsequent year, and the right to reimbursement will not be subject to liquidation or exchange for another benefit.

Base Salary:	The annual base salary payable to you will be $400,000 (“Base Salary”), payable in substantially equal installments on a regular basis in accordance with the Company’s standard payroll procedures. Your Base Salary may be subject to annual review and adjustment, as determined by the Company’s board of directors or its delegate (the “Committee”) in its sole discretion.

Annual Bonus	During each fiscal year of your employment, you will be eligible to receive an annual cash bonus with a target bonus of 55% of your Base Salary (the “Annual Bonus”), based on the performance of the Company and/or your individual performance as determined by the Committee in its sole discretion. Your 2022 Annual Bonus (if any) will be prorated based on your partial year of employment. Payment of the Annual Bonus will be made as soon as practicable following the end of the fiscal year during which the Annual Bonus was earned and after the Annual Bonus is approved by the Committee, but in no event later than the fifteenth (15th) day of the third (3rd) month of the fiscal year following the date the Annual Bonus has been earned and is no longer subject to a substantial risk of forfeiture. Unless otherwise determined by the Committee, you must be employed by the Company or any affiliate on the date the Annual Bonus is paid to receive such payment. Your Annual Bonus target may be subject to annual review and adjustment, as determined by the Committee in its sole discretion.

Equity

As a material inducement for you commencing employment with the Company, promptly following the Closing, you will receive an equity award in the form of nonqualified stock options (“Option Award”) to purchase up to 1% of the outstanding shares of common stock of the Company at the Closing, calculated on a fully diluted basis (such shares, the “Option Shares”) (with such share number subject to reduction under the terms of the immediately following paragraph), with a per share exercise price (the “Exercise Price”) of the greater of (i) $3.40 (the “Conversion Price”) or (ii) the fair market value of a share of common stock on the Option Award grant date, pursuant to the Company’s 2022 Inducement Equity Incentive Plan (the “Inducement Plan”). Subject to your continued employment with the Company through the applicable vesting date, 25% of the shares subject to the Option Award will vest on the first anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the Option Award will vest in equal monthly installments thereafter (resulting in the Option Award being 100% vested on the fourth anniversary of the vesting commencement date). If you terminate due to your death or Disability (as defined in the Severance Plan), a number of unvested shares underlying your Option Award that otherwise would vest during the period between your termination date and the one-year anniversary of your termination date immediately will vest.

In addition, if the Exercise Price exceeds the Conversion Price, then, as a material inducement for you commencing employment with the Company, promptly following the Closing, you will receive an equity award in the form of restricted stock units (“RSU Award”) covering a number of shares of common stock of the Company equal to (i) the amount by which the Exercise Price exceeds the Conversion Price, multiplied by the number of Option Shares divided by (ii) the Exercise Price (rounded to the nearest whole share). The shares of common stock of the Company underlying your RSU Award will reduce on a share-by-share basis the number of Option Shares. Subject to your continued employment with the Company, 25% of your RSU Award (if any) will vest in equal annual installments over a four-year period beginning on the first anniversary of the vesting commencement date (resulting in your RSU Award being 100% vested on the fourth anniversary of the vesting commencement date). If you terminate due to your death or Disability (as defined in the Severance Plan), a number of unvested shares underlying your RSU Award that otherwise would vest during the period between your termination date and the one-year anniversary of your termination date immediately will vest.

Offer of Employment (Page 2 of 7)

The Option Award and RSU Award (if any) will be subject to the terms of the Inducement Plan and the applicable award agreement thereunder (the “Equity Documents”). The Inducement Plan will include provisions with respect to the treatment of awards upon a Change in Control (as to be defined in the Inducement Plan) that are substantially similar to the provisions set forth in the Company’s 2011 Equity Incentive Plan, as amended.

Severance Benefits

In addition to any accrued obligations owed by the Company to you, upon a qualifying termination of employment, you will be eligible to receive severance benefits under the 2020 Change of Control and Severance Plan (the “Severance Plan”), subject to the terms and conditions provided thereunder and a participation agreement to be provided to you separately by the Company.

Under the Severance Plan and as provided in a participation agreement under such plan that will be separately provided to you, if (i) you terminate your employment with the Company (or any parent or subsidiary of the Company) for Good Reason, or (ii) the Company (or any parent or subsidiary of the Company) terminates your employment for a reason other than Cause or your death or Disability, within three months prior to or 12 months following a Change of Control (the “COC Period”), subject to your execution and non-revocation of a general release of claims provided to you by the Company, you will be entitled to receive the following benefits:

(i) a lump sum cash payment equal to 150% of the sum of (x) your Base Salary (as in effect immediately prior to the Change of Control or your termination of employment, whichever is greater), plus (y) the greater of (A) your target Annual Bonus (as in effect immediately prior to the Change of Control or your termination of employment, whichever is greater) or (B) the average of the Annual Bonus payments actually paid to you for the three fiscal years preceding the year in which your termination of employment occurs;

(ii)  a lump sum cash payment equal to (i) your target Annual Bonus (as in effect immediately prior to the Change of Control or termination of employment, whichever is greater), multiplied by (ii) a fraction, the numerator of which is the number of days worked by you during the year in which your termination of employment occurs and the denominator of which is 365;

(iii)  payment by the Company of continued health coverage under COBRA (or, for any period after expiration of COBRA eligibility, reimbursement of health insurance monthly costs up to the amount of the COBRA premium that would be payable if COBRA were available at such time) for a period of 18 months following your termination of employment;

(iv) acceleration and vesting of 100% of your then-outstanding and unvested equity awards; and

(v)   reasonable outplacement services in accordance with any applicable Company policy in effect as of your termination of employment (or, if no such policy is in effect, as determined by the Company, in its sole discretion).

Offer of Employment (Page 3 of 7)

Under the Severance Plan and as provided in your participation agreement, if the Company (or any parent or subsidiary of the Company) terminates your employment for a reason other than for Cause, your death or Disability, in each case, outside of the COC Period, subject to your execution of a general release of claims provided to you by the Company, you will be entitled to receive the following benefits:

(i) an aggregate amount equal to 75% of your Base Salary in effect as of the date of your termination of employment, paid in equal installments over a period of nine months following your termination date;

(ii)  payment by the Company of continued health coverage under COBRA for a period of nine months following your termination of employment;

(iii)  acceleration and vesting of a number of unvested shares underlying your then-outstanding equity awards that otherwise would vest during the period between your termination date and the one-year anniversary of your termination date (with the remainder forfeited on termination); and

(iv) reasonable outplacement services in accordance with any applicable Company policy in effect as of your termination of employment (or, if no such policy is in effect, as determined by the Company, in its sole discretion).

For purposes of your severance benefits provided under the Severance Plan and as provided in your participation agreement, “Good Reason” will mean the occurrence of one or more of the following events effected without your prior consent, provided that you terminate your employment with the Company within one year following the initial existence of the “Good Reason” condition: (i) the assignment to you of any duties or the reduction of your then-current duties, either of which results in a material diminution in your then-current position or responsibilities with the Company, including, without limitation, any negative change in reporting hierarchy involving you or the person to whom you directly report; (ii) a material reduction by the Company in your then-current total base salary; (iii) a material change in the geographic location at which you must perform services (it being understood that a relocation to a facility or location less than 25 miles from your then-present location will not be considered a material change in geographic location); or (iv) any material breach by the Company of any material provision of your participation agreement under the Severance Plan. You will not resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than 30 days following the date of such notice.

Please note that the foregoing is a summary of the benefits that the Company will offer you under the Severance Plan, but does not include all of the terms and conditions of the official Severance Plan document. The official Severance Plan document will govern your eligibility for any severance benefits and upon execution of a participation agreement under the Severance Plan, any rights to severance benefits in this “Severance Benefits” section will be superseded and replaced with the benefits under the participation agreement.

Paid Time Off (PTO)	You will be eligible for paid time off (“PTO”) in accordance with the Company’s PTO policy, as it may be amended from time to time.

Offer of Employment (Page 4 of 7)

Benefit Plans	From the Effective Date, you will be eligible to participate in the various group health, disability, and life insurance plans and other employee benefit plans and programs, including sick and vacation time, as generally are offered by the Company to similarly situated senior management executives from time to time, subject to the terms and conditions of such plans and programs.

Restrictive Covenants	As a condition to your employment and in consideration of your employment with the Company, the consideration set forth in this letter (including, but not limited to, the annual bonus opportunity, the Option Award, RSU Award (if any) and severance benefits), you will be required to sign the At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement (the “Confidentiality Agreement”) enclosed with this letter, which, among other things, will provide for post-termination restrictive covenants, including, but not limited to, confidentiality, 12-month non-competition and 12-month non-solicitation covenants. You acknowledge that you have been provided an opportunity to consult with an attorney prior to signing the Confidentiality Agreement.

Withholding Taxes	The Company will be entitled to deduct and withhold from any amounts payable under this letter such federal, state, local, non-U.S. or other taxes as are required to be withheld pursuant to any applicable law or regulation.

This offer letter and your employment with the Company are subject to you agreeing to the following terms and conditions:

1.

Company Policies, Guidelines, and Training. The Company maintains policies and guidelines, and provides training, that establish certain expectations and rules concerning your conduct and performance. These policies and guidelines may affect your ability to participate in certain benefits and programs and may contain additional terms and conditions with respect to your employment. By accepting this offer, you agree to adhere to such policies and guidelines and participate in all required training sessions. All Company policies and guidelines are subject to change and your employment with the Company is your acceptance and agreement to abide by such changes.

2.

References and Background Checks. This offer and your employment with the Company are at all times contingent upon the Company’s review and satisfaction with your references and verification of background information, even if you commence employment with the Company prior to the completion of the Company’s reference and background checks. You agree that the Company may check your references and background information at any time during your employment and you authorize the Company to do so. In accepting this offer, you agree to cooperate with the Company and seek the cooperation of others in completing the references and background check processes in an expeditious manner.

3.

Employment Must Not Infringe Upon the Rights of Others. In accepting this offer, you warrant as follows: (a) you have disclosed and provided to the Company any and all restrictive covenant obligations or agreements in which you are subject to and affirm your continued compliance with such obligations and agreements; (b) you will not disclose to the Company any trade secrets or proprietary information from your prior employers; and (c) you will not refer to or otherwise solicit for employment at the Company any former co-workers or others in contravention of any still-in-effect non-solicitation obligations.

4.	Best Efforts. In accepting this offer, you agree to devote all of your business time, attention, skills, and best efforts to your position on a full-time basis.

5.

Employment At-Will. In accepting this offer, you agree that your employment with the Company is “at will” meaning that either you or the Company may terminate the employment relationship at any time with or without cause or advance notice, subject to the above Severance Benefits terms. You should also be aware that your position, job responsibilities, compensation, benefits, and other terms and conditions of employment might be changed at any time in the sole discretion of the Company.

Offer of Employment (Page 5 of 7)

6.

Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this letter will be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

This Agreement, along with the Confidentiality Agreement, the Equity Documents and the Severance Plan and applicable participation agreement, constitutes the entire agreement between you and the Company regarding the terms and conditions of your employment with the Company and supersedes and cancels any prior offer letters, agreements, promises, representations, or statements that have been made between you and the Company regarding your employment. This Agreement may only be amended or modified through a written agreement signed by you and the Company’s Chief Executive Officer. Please carefully review these terms and conditions to make sure they are consistent with your understanding. If so, please sign this offer letter to confirm your acceptance and send a signed copy by January 23 , 2022.

We are confident you will find your employment with the Company a challenging and rewarding endeavor. We look forward to working with you!

Offer of Employment (Page 6 of 7)

Sincerely,

Fluidigm Corporation

/s/ Vikram Jog
By: Vikram Jog
Title: Chief Financial Officer

Agreed and Accepted:
/s/ Alex Kim
Hanjoon Alex Kim

Date: January 19, 2022

[Signature Page to Offer Letter]

Exhibit 10.10

January 23, 2022

c/o Fluidigm Corporation

Dear                 ,

In recognition of your commitment and loyalty to Fluidigm Corporation (the “Company”) and to incentivize you to continue to provide your best efforts to the Company, the Company would like to offer you the following.

If you remain continuously employed with the Company through December 31, 2022 (the “Retention Date”), then the Company will pay you a lump sum cash amount equal to $                , less applicable withholdings (the “Retention Bonus”). The Retention Bonus is separate and in addition to your regular salary and incentive compensation that you already receive. The Retention Bonus will be paid on, or on the next Company payroll date following, the Retention Date. If your employment with the Company terminates for any reason prior to the Retention Date, then you forfeit any rights to the Retention Bonus.

[Additionally, in March 2020, the Company granted you performance-based restricted stock unit awards (the “2022 PSUs”) that have two vesting components that must be met before the award vests, (i) a relative TSR performance component, with a performance period ending December 31, 2022, and (ii) a time-based vesting component. The Company has amended the 2022 PSUs to provide that, if your employment with the Company is terminated by the Company without Cause (excluding by reason of your death or Disability) (as such terms are defined in the Company’s 2020 Change of Control and Severance Plan (the “Severance Plan”)) (such termination, a “Qualifying Termination”) before the date the achievement of the applicable TSR performance component is certified (the “Certification Date”), the time-based vesting component of the 2022 PSUs is removed, such that, notwithstanding the termination of your employment prior to the Certification Date, the 2022 PSUs will remain outstanding and eligible to vest and be settled in shares to the extent of achievement of the TSR performance component alone (the “Vesting Amendment”). If your employment terminates for any reason other than a Qualifying Termination prior to the Certification Date, then you forfeit any rights to the Vesting Amendment.]

[For certain executives: Lastly, the Company granted you an award of restricted stock units covering 50,000 shares of the Company’s common stock (the “Retention RSUs”). Your Retention RSUs will be subject to the terms of our 2011 Equity Incentive Plan, as amended and restricted stock unit award agreement thereunder. Your Retention RSUs will be scheduled to vest on February 20, 2023 (the “Vesting Date”), subject to your continued employment with the Company through that date. If your employment with the Company is terminated in a Qualifying Termination prior to the Vesting Date, your Retention RSUs will become fully vested as of the date your employment terminates. If your employment with the Company terminates for any reason other than a Qualifying Termination prior to the Vesting Date, then you forfeit any rights to the Retention RSUs.]

The receipt of any termination benefits described in this letter is conditioned upon you signing and not revoking a separation and release of claims agreement in substantially the form attached as Appendix B to the Severance Plan by the Release Deadline Date (as defined in the Severance Plan).

The Company intends that all payments made under this letter comply with, or be exempt from, the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and any guidance promulgated thereunder (“Section 409A”) so that none of the payments or benefits will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.

Nothing in this letter is intended to change or otherwise restrict your right to receive the severance and other benefits under the Severance Plan if your employment with the Company terminates in an Involuntary Termination (as defined in the Severance Plan).

Please note that nothing in this letter shall be construed as a guarantee right to employment, and your employment will continue to be “at will”, as described in your original offer letter. Except as otherwise provided herein or previously amended, your original offer letter shall remain in full force and effect. If the terms of this letter contradict the terms of your offer letter or employment agreement, the terms of this letter will control. The letter represents the entire agreement between you and the Company related to the subject matter herein and supersedes all prior or contemporaneous agreements related to the subject matter herein whether written or oral, other than the Severance Plan. The letter may be amended only by a written agreement signed by you and an authorized officer of the Company. The letter will be governed by the internal substantive laws, but not the choice of law rules, of California.

Please sign and date stating your acknowledgement of this letter and return an executed copy of to the Company’s human resources department.

Sincerely,

Carlos Paya, Chair of Board of Directors

ACKNOWLEDGED AND AGREED:

Employee Signature:

Name (printed):

Date

Exhibit 99.1

Fluidigm Announces $250 Million Strategic Capital Infusion from

Casdin Capital and Viking Global Investors and Rebranding to Standard BioTools Inc.

Mission to Reinvigorate Growth through Optimization of Mass Cytometry and Microfluidics Platforms and Portfolio Expansion via Strategic Acquisitions

Dr. Michael Egholm, Former CTO of Danaher Life Sciences, to Assume Role of CEO and Join Board of Directors Following Close; Alex Kim, Former President of Milliken & Company’s Healthcare Division, to Assume Role of COO

Eli Casdin, CIO of Casdin Capital, and Dr. Martin Madaus, Former Chairman and CEO of Millipore and Ortho Clinical Diagnostics, to Join Board of Directors Following Close

SOUTH SAN FRANCISCO, Calif., Jan. 24, 2022 – Fluidigm Corporation (NASDAQ:FLDM), today announced that its Board of Directors has unanimously approved a $250 million investment by leading life sciences investors Casdin Capital, LLC (“Casdin”) and Viking Global Investors LP (“Viking”).

The investment will significantly advance the Company’s mission through new organic and inorganic growth initiatives while optimizing its cost structure. Upon closing of the investment, which is expected in late Q1, Fluidigm will change its name to Standard BioTools Inc., better reflecting its ambitions to become an essential solutions partner to the life science industry focused on the highest growth areas of biological discovery and development.

Dr. Carlos V. Paya, chairman of Fluidigm, said, “This investment is the culmination of our Board’s comprehensive review of a wide range of options to maximize stockholder value. Casdin and Viking are leading investors with proven records of partnering with life sciences and biotechnology-focused companies to drive growth, scale, financial performance and value creation. This significant capital infusion and strategic initiative will not only strengthen our balance sheet but accelerate growth and innovation to create significant value for all stakeholders.”

A New Chapter of Focused Execution, Cost Structure Optimization and High Growth Initiatives

Upon closing, it is expected that the $250 million of new capital will fuel a realization of identified growth and cost opportunities within the Company’s two major platforms, mass cytometry and microfluidics, and allow for new growth drivers as management pursues and consolidates complementary technologies across the life science ecosystem.

•

Optimizing the cost structure. The management team, led by Dr. Michael Egholm, will focus on cost structure optimization, including improvements in manufacturing. Further, as the Company continues to work toward being sustainably cash flow positive, it intends to have a leaner general and administrative expense structure and sales and marketing spend aligned to support high growth areas.

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Achieving significantly greater breadth and scale. Researchers are dependent on a wide variety of technologies that are most often supplied by under resourced and under scaled providers. With a strong platform and deeply experienced management team, the Standard BioTools corporate mission will accelerate growth both organically and, importantly, inorganically to deliver breadth and scale to the Company.

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Leveraging a larger menu to expanding customer base. Currently, customer reach is constrained to basic research, and the Company will invest in direct sales and marketing that expand its relationships deeper into the life science ecosystem, including large bio-pharma, emerging biotech and diagnostic companies and the broader CRO and CMO service provider network.

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Accelerating growth in mass cytometry. With particular emphasis to expand its CyTOF® and IMC platforms to further support translational and clinical research, the Company intends to simplify the design and execution of deep cell profiling, standardize sample analysis with reproducible workflows and automation and significantly advance capabilities for novel therapeutic development.

•

Realizing and rationalizing opportunities in targeted high profit areas within microfluidics. The Company will focus on targeted end-applications (e.g., proteomics, biomarker analysis) and key partnerships (e.g., Olink Bioscience) while rationalizing business processes and execution.

“We are witnessing the next wave of innovation in the life science tools industry, one that promises to advance biologic insight, deliver powerful products, and substantial returns for investors,” said Chief Investment Officer and Casdin Founder, Eli Casdin. “That said, to fully realize this vision requires scale and execution, a persistent bottleneck in our industry. This transformative transaction brings a world class team, a large quantum of capital, and a clear strategic vision to optimize, consolidate and drive profitability towards becoming a leading diverse life science tools provider. It’s an exciting time and a great way to kick off the new year!”

“The Company has vast untapped potential in bringing its leading technologies, such as CyTOF®, to a broader set of biopharma and pharma customers worldwide,” said Dr. Martin D. Madaus, former chairman and CEO of Millipore Corporation and Ortho Clinical Diagnostics.

Management Transitions and Governance

Upon closing, Dr. Egholm will serve as President and CEO and as a member the Board of Directors. Egholm will succeed Chris Linthwaite, who continues as Fluidigm’s Chief Executive Officer until the earlier of closing or May 15, 2022, and who will remain in an advisory role until November 30, 2022 to ensure a smooth transition.

Egholm has over 25 years of proven leadership in developing and commercializing innovative technologies. His prior senior roles include being the Chief Technology Officer of Danaher Life Sciences and leading Danaher’s corporate venture fund. While at Danaher, he led Pall’s Biopharm business and redesigned its go-to-market structure, leading to its multibillion-dollar revenue today. Egholm was the Chief Technology Officer at Pall, where he reestablished Pall as a technology leader, and at 454 Life Sciences Corporation, the first company to successfully commercialize Next Gen Sequencing.

Additionally, Alex Kim will join as Chief Operating Officer and lead transformation activities. Kim was most recently President of the Healthcare Division at Milliken & Company. Previously, Kim was Senior Vice President, Corporate Strategy and Business Development at Pall Corporation and spent a decade at Danaher in various roles. He has an MBA from Stanford University.

“I look forward to leading this outstanding team as we continue to pioneer new technologies and capabilities within discovery and translational research,” said Egholm. “Our new vision will focus on the highest ROI areas, while balancing growth with a reset cost structure. I am eager to work closely alongside Alex and the management team to achieve this transformation, and am confident that our tool set will accelerate breakthroughs in human health.”

Paya added, “On behalf of the entire Board, I want to thank Chris for his contributions. With the investment, the Company will now be able to fully fund the execution of many key strategic initiatives that began under Chris’ tenure, including expanding mass cytometry and CyTOF® XT capabilities, and focusing on protein biomarkers and proteomics within microfluidics. We will continue to benefit from Chris’ expertise as he transitions to an advisory role and wish him the best in his future endeavors.”

In connection with the investment, Casdin and Viking each will be entitled to appoint one director to the Standard BioTools Board. Casdin has chosen Eli Casdin as its Board appointee and Viking has selected Dr. Martin D. Madaus. Two current company directors will step down at the closing of the investment such that the Board will continue to comprise seven directors.

Paya concluded, “Casdin and Viking’s capital infusion is a strong endorsement of Standard BioTools’ growth prospects and long-term success. On behalf of the entire Board, I look forward to working with Eli and Martin as they bring their additive expertise in life sciences, healthcare, diagnostic tools and investment management to help the Company realize the highest growth opportunities within biological discovery and development.”

Investment Terms and Approvals

Under the terms of the agreement, Casdin and Viking will purchase $250 million aggregate principal amount of zero-coupon convertible preferred shares with a conversion price of $3.40 per share. The conversion price represents a conversion premium of approximately 19.7 percent over the closing price of Fluidigm’s common stock of $2.84 per share on January 21, 2022. On an as-converted basis, the preferred shares will represent approximately 42.4 percent of Fluidigm’s pro forma shares outstanding. From the $250 million aggregate investment commitment, Casdin and Viking are providing immediate financing of $25 million in the form of convertible unsecured term loans to support Fluidigm’s continuing operations. It is expected that these loans, which will bear an initial interest rate of 10 percent per annum, payable in kind, will be converted into preferred shares in connection with the approval of the investment by Fluidigm stockholders. Additional information may be found in the Form 8-K that will be filed today with the U.S. Securities and Exchange Commission.

The transaction, which is expected to close in the first quarter of 2022, is subject to the satisfaction of customary closing conditions, including approval by Fluidigm stockholders and applicable regulatory approvals.

Advisors

Jefferies is serving as financial advisor to Fluidigm and Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as legal advisor.

Centerview Partners LLC is serving as financial advisor to Casdin and Viking. Legal advisors are Paul, Weiss, Rifkind, Wharton & Garrison LLP serving Casdin and Kirkland & Ellis LLP serving Viking.

About Eli Casdin

Eli Casdin, Chief Investment Officer and Founder, founded Casdin Capital in 2011. For the last 16 years he has analyzed and invested in disruptive technologies and business models in life sciences and healthcare. Prior to founding Casdin Capital, Mr. Casdin was a vice president at Alliance Bernstein “thematic” based investment group where he researched and invested in the implications of new technologies for the life science and healthcare sectors. Mr. Casdin’s Alliance Bernstein black book, “The Dawn of Molecular Medicine” detailed the early yet already accelerating wave of innovations in life sciences, and the next wave of investment opportunities. His prior experience includes time at Bear Stearns and Cooper Hill Partners, a healthcare focused investment firm. He earned a B.S. from Columbia University and an MBA from Columbia Business School.

About Dr. Martin D. Madaus

Dr. Martin D. Madaus is a serial global healthcare CEO, board member, investor and strategy consultant with 30 years of experience in Diagnostics and Life Science Tools. He has a track record for delivering outstanding results by transforming large and complex businesses. He currently works for The Carlyle Group as an Operating Executive and serves as Chairman of Unchained Labs, Ultivue, Inc., Emulate Bio, Lead Director at Quanterix Corporation (QTRX) and Director at Candela Medical. He was Chairman and Chief Executive Officer at Ortho-Clinical Diagnostics, Inc. (OCD) from June 2015 until February of 2019 leading the carve-out from JNJ and the business turnaround. He was Chairman, President and Chief Executive Officer of Millipore Corporation (NYSE: MIL) from January 2005 to July 2010 until the $7.2 billion acquisition by Merck KGaA, Germany.

About Fluidigm

Fluidigm (Nasdaq:FLDM) focuses on the most pressing needs in translational and clinical research, including cancer, immunology, and immunotherapy. Using proprietary CyTOF® and microfluidics technologies, we develop, manufacture, and market multi-omic solutions to drive meaningful insights in health and disease, identify biomarkers to inform decisions, and accelerate the development of more effective therapies. Our customers are leading academic, government, pharmaceutical, biotechnology, plant and animal research, and clinical laboratories worldwide. Together with them, we strive to increase the quality of life for all. For more information, visit fluidigm.com.

Fluidigm, the Fluidigm logo and CyTOF are trademarks and/or registered trademarks of Fluidigm Corporation or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Fluidigm products are provided for Research Use Only. Not for use in diagnostic procedures.

Available Information

Fluidigm uses its website (fluidigm.com), investor site (investors.fluidigm.com), corporate Twitter account (@fluidigm), Facebook page (facebook.com/Fluidigm), and LinkedIn page (linkedin.com/company/fluidigm-corporation) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and Fluidigm may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Fluidigm’s website and our social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts.

About Casdin Capital

Casdin Capital, LLC is a New York-based research investment firm focused on the innovations currently reshaping life sciences and healthcare. Founded in 2011, and with an eye to long-term returns and disruptive technologies, Casdin Capital is a trusted investor-partner in both private and public companies, collaborating with industry leaders to fuel their visions, adding energy, insight, and experience to the firm’s over $3 billion under management. For more information, please visit casdincapital.com.

About Viking Global Investors

Founded in 1999, Viking is a global investment management firm that manages approximately $48 billion of capital for its investors. It has offices in Greenwich, New York, Hong Kong, London, and San Francisco and is registered as an investment adviser with the U.S. Securities and Exchange Commission. For more information, please visit www.vikingglobal.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding: Fluidigm’s planned use of the proceeds from the transactions described in this communication (the “Transaction”); cost structure optimization; acceleration of growth; investments to expand Fluidigm’s customer base; plans for Fluidigm’s products; the expected timing and closing of the investment; and other expectations for Fluidigm following the closing of the Transaction. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to risks relating to: Fluidigm’s liquidity position and financing requirements; any failure to obtain required stockholder approval of the Transaction; the possibility that the conditions to the closing of the Transaction are not satisfied; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction; the ability of each party to consummate the Transaction; possible disruption related to the Transaction to Fluidigm’s current plans and operations, including through the loss of customers and employees; changes in Fluidigm’s business or external market conditions; the impact of the Covid-19 pandemic and related government mandate; interruptions or delays in the supply of components or materials for, or manufacturing of, Fluidigm products; Fluidigm’s ability to achieve its expected strategic, financial and operational plans. Information on these and additional risks and uncertainties and other information affecting Fluidigm’s business and operating results is contained in its Annual Report on Form 10-K for the year ended December 31, 2020, and in its other filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements speak only as of the date of this communication. Fluidigm disclaims any obligation to update these forward-looking statements except as may be required by law.

Additional Information and Where to Find It

Fluidigm, its directors and certain executive officers are participants in the solicitation of proxies from shareholders in connection with the Transaction. Fluidigm plans to file a proxy statement (the “Transaction Proxy Statement”) with SEC in connection with the solicitation of proxies to approve the Transaction.

Nicolas M. Barthelemy, Gerhard F. Burbach, Laura M. Clague, Bill W. Colston, S. Christopher Linthwaite, Carlos V. Paya and Ana K. Stankovic, all of whom are members of Fluidigm’s Board of Directors, and Vikram Jog, who is Fluidigm’s Chief Financial Officer, are participants in Fluidigm’s solicitation. Other than Mr. Linthwaite, none of such participants owns in excess of 1% of Fluidigm’s common stock. Mr. Linthwaite may be deemed to own approximately 1% of Fluidigm’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in Fluidigm’s definitive proxy statement for its 2021 Annual Meeting of Shareholders (the “2021 Proxy Statement”), which was filed with the SEC on April 14, 2021. To the extent that holdings of Fluidigm’s securities by such persons have changed since the amounts printed in the 2021 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

In addition, Eli Casdin and Dr. Martin D. Madaus are participants in Fluidigm’s solicitation. Neither Mr. Casdin nor Dr. Madaus owns in excess of 1% of Fluidigm’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Fluidigm will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each shareholder entitled to vote at the special meeting to consider the Transaction. SHAREHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT FLUIDIGM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Fluidigm with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Fluidigm’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Fluidigm with the SEC in connection with the Transaction will also be available, free of charge, at Fluidigm’s investor relations website (investors.fluidigm.com) or by writing to Fluidigm Corporation, Attention: Investor Relations, 2 Tower Place, Suite 2000, South San Francisco, CA 94080.

Contacts:

Media:

Mark Spearman

VP, Corporate Communications

Fluidigm Corporation

650 243 6621

mark.spearman@fluidigm.com

Investors:

Peter DeNardo

415 389 6400

ir@fluidigm.com